    As filed with the Securities and Exchange Commission on June 28, 2004.

                                            1933 Act Registration No. 333-14729
                                            1940 Act Registration No. 811-07755
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
      Pre-Effective Amendment No.                                     [_]
      Post-Effective Amendment No. 10                                 [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
      Amendment No. 14                                                [X]

                       (Check appropriate box or boxes)

                          Nuveen Multistate Trust II
              (Exact name of Registrant as Specified in Charter)

 333 West Wacker Drive, Chicago, Illinois       60606
(Address of Principal Executive Office)        (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

               Jessica R. Droeger--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                               Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                        1111 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

             [X]Immediately upon
                filing pursuant to      [_]on (date) pursuant to
                paragraph (b)              paragraph (a)(1)
                                        [_]75 days after filing
                                           pursuant to paragraph
                                           (a)(2)
             [_]60 days after filing    [_]on (date) pursuant to
                pursuant to paragraph      paragraph (a)(2) of
                (a)(1)                     Rule 485.

If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                   CONTENTS

                                      OF

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933

                              FILE NO. 333-14729

                                      AND

                            REGISTRATION STATEMENT

                   UNDER THE INVESTMENT COMPANY ACT OF 1940

                              FILE NO. 811-07755

   This Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A-Prospectus For:

                     Nuveen California Municipal Bond Fund

                     Nuveen California Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Connecticut Municipal Bond Fund

                     Nuveen New Jersey Municipal Bond Fund

                     Nuveen New York Municipal Bond Fund

                     Nuveen New York Insured Municipal Bond Fund

                   Prospectus For:

                     Nuveen Massachusetts Municipal Bond Fund

                     Nuveen Massachusetts Insured Municipal Bond Fund

                   Part B-The Statement of Additional Information

                  Copy of Annual Reports to Shareholders (the financial
                    statements from which are incorporated by reference into the Statement of Additional Information)

                   Part C-Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

--------------------------------------------------------------------------------


Nuveen Investments Municipal Bond Funds


--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2004

                                             -----------------------------------


Dependable, tax-free income because it's not what you earn, it's what you keep.(R)


[PHOTO]




Nuveen California Municipal Bond Fund


Nuveen California Insured Municipal Bond Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents



         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen California Municipal Bond Fund                       2
         Nuveen California Insured Municipal Bond Fund               4

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       6
         What Securities We Invest In                                7
         How We Select Investments                                   9
         What the Risks Are                                          9
         How We Manage Risk                                         10


         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                11
         How to Reduce Your Sales Charge                            12
         How to Buy Shares                                          13
         Systematic Investing                                       14
         Systematic Withdrawal                                      15
         Special Services                                           15
         How to Sell Shares                                         16


         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         18
         Distribution and Service Plans                             19
         Net Asset Value                                            20
         Fund Service Providers                                     21


         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       22


         Appendix  Additional State Information                     24

                                                                  June 28, 2004


Section 1  The Funds

                  Nuveen California Municipal Bond Fund
                  Nuveen California Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/




                                    [CHART]
Class A Annual Returns
1994     -7.0
1995     17.5
1996      4.7
1997      8.4
1998      5.6
1999     -3.2
2000      9.5
2001      3.0
2002      6.8
2003      5.3



Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.09% and -6.03%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          0.90%     3.30%     4.41%
                 Class B                  0.64%     3.26%     4.27%
                 Class C                  4.66%     3.60%     4.24%
                 Class R                  5.55%     4.41%     5.11%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        0.90%     3.28%     4.35%
                   After Taxes on
                     Distributions and
                     Sale of Shares       2.22%     3.52%     4.45%
                 -----------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/           5.31%     5.83%     6.03%
                 Lipper Peer Group/3/     4.57%     4.86%     5.33%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .14%  .14%  .14% .14%
         Total Annual Fund Operating
         Expenses--Gross+/12/                    .88% 1.63% 1.43% .68%


  +After Expense Reimbursements

            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .87%  1.62%  1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  566 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  814 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $  987 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 2.12%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper California
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper California Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds.

 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/




                                    [CHART]
Class A Annual Returns
1994   -7.0
1995   18.8
1996    4.0
1997    7.9
1998    5.4
1999   -3.9
2000   12.9
2001    3.8
2002    8.4
2003    4.4



Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.93% and -6.51%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)           0.10%    4.07%     4.79%
                 Class B                  -0.26%    4.02%     4.61%
                 Class C                   3.94%    4.40%     4.56%
                 Class R                   4.71%    5.17%     5.45%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions          0.06%    4.02%     4.75%
                  After Taxes on
                    Distributions and
                    Sale of Shares         1.58%    4.13%     4.76%
                 -----------------------------------------------------
                 Lehman Brothers Market
                   Benchmark/2/            5.31%    5.83%     6.03%
                 Lipper Peer Group/3/      4.05%    4.70%     5.10%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses/12/                            .86% 1.61% 1.41% .66%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.82%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns represent the average annualized returns of the funds in the Lipper California Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds.

 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.


                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of the St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.




                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Scott R. Romans manages the California Fund. Mr. Romans has been co-manager for the California Fund since January 2003 and manager since September 2003. He is a Vice President, formerly, Assistant Vice President and Portfolio Manager of Nuveen Advisory (since 2003), formerly, Senior Analyst (since 2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000. Currently, he manages 26 Nuveen-sponsored investment companies.



                       Daniel S. Solender has been the portfolio manager for the California Insured Fund since May 2004. Mr. Solender has served as Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp. since July 2003. Prior thereto, Mr. Solender was Principal and portfolio manager for The Vanguard Group since 1999. Prior thereto, Mr. Solender was a portfolio manager for Nuveen Advisory. He is a Chartered Financial Analyst and currently manages 38 Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

               Nuveen California Municipal Bond Fund         .54%
               Nuveen California Insured Municipal Bond Fund .54%

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds


                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").


                       California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest

                                            Section 2  How We Manage Your Money
                       in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.


                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the California Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.



                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.



                       The California Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by Nuveen Advisory. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.


                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


Section 2  How We Manage Your Money

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                                         How We Select Investments

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a


                                            Section 2  How We Manage Your Money
                       fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.


                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).


                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."


                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.


Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                4.38%                 3.70%
$50,000 but less than $100,000            4.00%                4.18%                 3.50%
$100,000 but less than $250,000           3.50%                3.63%                 3.00%
$250,000 but less than $500,000           2.50%                2.56%                 2.00%
$500,000 but less than $1,000,000         2.00%                2.04%                 1.50%
$1,000,000 and over                         --/1/                --                  1.00%/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.



                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information, which is available by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                                     How to Reduce Your Sales Charge


                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge     Class A Sales Charge        Class R Eligibility
Reductions               Waivers                     . Certain employees and
.. Rights of accumulation . Nuveen Defined Portfolio    directors of Nuveen or
.. Letter of intent         reinvestment                employees of authorized
.. Group purchase         . Certain employees and       dealers
                           directors of Nuveen or    . Bank trust departments
                           employees of authorized
                           dealers
                         . Bank trust departments



                       Class A shares may be purchased at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios. Class A shares may also be purchased at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger. In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive


Section 3  How You Can Buy and Sell Shares

                       "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or in the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.




                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging


                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.



                       Benefits of Systematic Investing



                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.


                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                           [Chart showing effects of systematic investing and
                       dividend reinvestment]



Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.





                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than


                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       Frequent Trading



                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.



                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.



                       The funds' Frequent Trading Policy limits an investor to four "round trip" trades in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.



                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions - Frequent Trading Policy" in the Statement of Additional Information.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and Taxes


                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.


                       Payment and Reinvestment Options


                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.


                       Taxes and Tax Reporting


                       Because the funds invest in municipal bonds from California, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal AMT.



                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.


Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.



                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields


                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:


                       Taxable Equivalent of Tax-Free Yields

                                     To Equal a Tax-Free Yield of:
                                     3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:   A Taxable Investment Would Need to Yield:
                    ----------------------------------------------------------
                      25%            4.00%          5.33%    6.67%    8.00%
                      28%            4.17%          5.56%    6.94%    8.33%
                      33%            4.48%          5.97%    7.46%    8.96%
                      35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.







                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance


                                                 Section 4  General Information
                       with Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.




                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately 1 to 2 basis points of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.



                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.



                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total



Section 4  General Information
                       assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                                 Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen California Municipal Bond Fund



Class
(Inception                                   Investment Operations         Less Distributions
Date)                                    ----------------------------  --------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                     Ending
                               Beginning        Net Investment                Net                     Net
                               Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,         Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                             $10.30       $.49      $ .22  $ .71       $(.49)   $  --  $(.49) $10.52      7.08%
 2003                              10.25        .50        .06    .56        (.51)      --   (.51)  10.30      5.67
 2002                              10.42        .53       (.15)   .38        (.53)    (.02)  (.55)  10.25      3.82
 2001                              10.01        .57        .41    .98        (.57)      --   (.57)  10.42      9.99
 2000                              10.89        .55       (.89)  (.34)       (.54)      --   (.54)  10.01     (3.12)

Class B (3/97)
 2004                              10.29        .41        .22    .63        (.41)      --   (.41)  10.51      6.30
 2003                              10.24        .43        .06    .49        (.44)      --   (.44)  10.29      4.88
 2002                              10.41        .45       (.15)   .30        (.45)    (.02)  (.47)  10.24      3.04
 2001                              10.00        .49        .41    .90        (.49)      --   (.49)  10.41      9.23
 2000                              10.89        .47       (.89)  (.42)       (.47)      --   (.47)  10.00     (3.93)

Class C (9/94)
 2004                              10.29        .43        .21    .64        (.43)      --   (.43)  10.50      6.42
 2003                              10.25        .45        .05    .50        (.46)      --   (.46)  10.29      5.02
 2002                              10.42        .47       (.14)   .33        (.48)    (.02)  (.50)  10.25      3.28
 2001                              10.01        .51        .41    .92        (.51)      --   (.51)  10.42      9.42
 2000                              10.90        .50       (.90)  (.40)       (.49)      --   (.49)  10.01     (3.74)

Class R (7/86)
 2004                              10.31        .51        .21    .72        (.51)      --   (.51)  10.52      7.22
 2003                              10.26        .52        .07    .59        (.54)      --   (.54)  10.31      5.92
 2002                              10.43        .55       (.15)   .40        (.55)    (.02)  (.57)  10.26      4.06
 2001                              10.02        .59        .41   1.00        (.59)      --   (.59)  10.43     10.23
 2000                              10.91        .57       (.89)  (.32)       (.57)      --   (.57)  10.02     (2.98)
---------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(c)   Assets(c)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2004                          $ 58,671       .88%       4.74%        28%
 2003                            53,441       .89        4.91         25
 2002                            53,078       .88        5.15          6
 2001                            52,540       .88        5.52         39
 2000                            48,560       .86        5.32         31

Class B (3/97)
 2004                            17,139      1.63        3.99         28
 2003                            18,431      1.64        4.16         25
 2002                            15,012      1.63        4.41          6
 2001                            14,825      1.63        4.77         39
 2000                            10,318      1.61        4.56         31

Class C (9/94)
 2004                            18,341      1.43        4.19         28
 2003                            17,320      1.44        4.37         25
 2002                            14,918      1.43        4.60          6
 2001                            14,077      1.43        4.97         39
 2000                            15,132      1.41        4.75         31

Class R (7/86)
 2004                           172,001       .68        4.94         28
 2003                           176,687       .69        5.12         25
 2002                           180,205       .68        5.35          6
 2001                           187,532       .68        5.72         39
 2000                           188,512       .66        5.47         31
-------------------------------------------------------------------------





(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .87%, 1.62%, 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.75%, 4.00%, 4.20% and 4.95% for classes A, B, C and R, respectively.



Section 5  Financial Highlights

Nuveen California Insured Municipal Bond Fund



Class
(Inception                                   Investment Operations         Less Distributions
Date)                                    ----------------------------  --------------------------

                                                           Net
                                                     Realized/
                                                    Unrealized                                     Ending
                               Beginning        Net Investment                Net                     Net
                               Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,         Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                             $11.06       $.48      $ .15  $ .63       $(.48)   $(.02) $(.50) $11.19      5.84%
 2003                              10.92        .49        .23    .72        (.50)    (.08)  (.58)  11.06      6.73
 2002                              10.85        .51        .12    .63        (.52)    (.04)  (.56)  10.92      5.90
 2001                              10.19        .52        .67   1.19        (.53)      --   (.53)  10.85     11.98
 2000                              11.10        .53       (.92)  (.39)       (.52)      --   (.52)  10.19     (3.52)

Class B (3/97)
 2004                              11.07        .40        .15    .55        (.40)    (.02)  (.42)  11.20      5.04
 2003                              10.94        .41        .21    .62        (.41)    (.08)  (.49)  11.07      5.82
 2002                              10.86        .43        .12    .55        (.43)    (.04)  (.47)  10.94      5.18
 2001                              10.20        .45        .66   1.11        (.45)      --   (.45)  10.86     11.14
 2000                              11.11        .45       (.92)  (.47)       (.44)      --   (.44)  10.20     (4.26)

Class C (9/94)
 2004                              10.99        .42        .14    .56        (.41)    (.02)  (.43)  11.12      5.25
 2003                              10.86        .43        .21    .64        (.43)    (.08)  (.51)  10.99      6.04
 2002                              10.78        .44        .13    .57        (.45)    (.04)  (.49)  10.86      5.42
 2001                              10.13        .46        .66   1.12        (.47)      --   (.47)  10.78     11.32
 2000                              11.03        .47       (.91)  (.44)       (.46)      --   (.46)  10.13     (4.03)

Class R (7/86)
 2004                              11.05        .50        .16    .66        (.50)    (.02)  (.52)  11.19      6.11
 2003                              10.91        .51        .22    .73        (.51)    (.08)  (.59)  11.05      6.91
 2002                              10.84        .53        .11    .64        (.53)    (.04)  (.57)  10.91      6.08
 2001                              10.18        .54        .67   1.21        (.55)      --   (.55)  10.84     12.18
 2000                              11.08        .55       (.91)  (.36)       (.54)      --   (.54)  10.18     (3.27)
---------------------------------------------------------------------------------------------------------------------


Class
(Inception                              Ratios/Supplemental Data
Date)                          -----------------------------------------
                                                     Ratio of
                                         Ratio of         Net
                                         Expenses  Investment
                                 Ending        to   Income to
                                    Net   Average     Average  Portfolio
                                 Assets       Net         Net   Turnover
Year Ended February 28/29,        (000) Assets(c)    Asset(c)       Rate
-------------------------------------------------------------------------

Class A (9/94)
 2004                          $ 83,966       .86%       4.38%        14%
 2003                            77,312       .86        4.47         25
 2002                            70,068       .87        4.64         40
 2001                            63,775       .88        4.97         16
 2000                            52,014       .88        5.02         44

Class B (3/97)
 2004                            21,346      1.61        3.63         14
 2003                            21,602      1.61        3.72         25
 2002                            18,985      1.62        3.89         40
 2001                            13,487      1.63        4.22         16
 2000                            10,909      1.64        4.27         44

Class C (9/94)
 2004                            13,751      1.41        3.83         14
 2003                            13,082      1.41        3.93         25
 2002                            11,794      1.42        4.10         40
 2001                             7,489      1.43        4.42         16
 2000                             6,552      1.43        4.45         44

Class R (7/86)
 2004                           154,110       .66        4.58         14
 2003                           160,678       .66        4.67         25
 2002                           162,649       .67        4.84         40
 2001                           162,081       .68        5.18         16
 2000                           158,816       .68        5.20         44
-------------------------------------------------------------------------







(a) Per share Net Investment Income is calculated using the average daily shares method.


(b) Total returns are calculated on net asset value without any sales charge and are not annualized.


(c) After expense reimbursement from the Adviser, where applicable.



                                                Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       California




                       California's economy has been strengthening along with the national economy, though job growth in the State recently has not accelerated as quickly as the nation's pace. In May 2004, California added 23,600 jobs--non-farm payroll employment was up 110,200 since May 2003, a 0.8% increase. The unemployment rate in the State remained unchanged in May 2004 from the prior month at 6.2%, down from 6.8% in May 2003. The nation's unemployment rate in May 2004 was 5.6%.



                       Other economic indicators, such as personal income growth, are stronger statewide than at the national level. California personal income growth was 4.5% in the first quarter of 2004 compared to the first quarter of 2003. Personal income growth has consistently outpaced that of the nation since the second quarter of 2002. The State's budget situation benefits from this growth, since personal income taxes represent approximately 48% of general fund revenues.



                       The new governor, Arnold Schwarzenegger, has successfully campaigned to have the State's legislature and voters approve a $15 billion Economic Recovery Bond package to restructure the State's burdensome short-term note and warrant obligations into longer-term debt. This has significantly reduced much of the short-term cash flow stress that existed and has allowed the Governor to focus on his plan to eliminate the State's structural budget deficit over the next couple years.



                       Schwarzenegger's proposed fiscal year 2005 budget, which begins July 1, 2004, is intended to reduce the projected $14 billion structural deficit in that year. According to the State's non-partisan Legislative Analyst's Office, there is still projected to be a $6 billion structural gap in fiscal year 2006. The Governor plans to take further action to address this gap next year.



                       Due to an improving economy and a steadily improving budget situation, Moody's upgraded California's credit rating on May 21, 2004 to A3 from Baa1 and maintains a positive outlook. S&P and Fitch continue to maintain the State's rating at BBB, the former with a positive outlook and the latter with a negative one.



                       These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.



                       The taxing authority of California's governmental entities is limited due to the adoption of Proposition 13 and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full


Appendix
                       cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the State must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called Proposition 62 requires either a majority or two-thirds voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments.



                       The complex and ambiguous nature of the foregoing limitations makes it impossible to determine fully their impact on California municipal bonds or the ability of the state and local governments to pay debt service on California municipal bonds.



                       On November 5, 1996, California voters approved Proposition 218, which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments, and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218 and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may be and, in fact, has been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.


                       Tax Treatment

                       The funds' regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the funds and realize capital gain on the transaction.

                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

                                                                       Appendix

Nuveen Investments Mutual Funds



Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund




Balanced


Nuveen Balanced Stock and Bond Fund


Nuveen Balanced Municipal and Stock Fund


International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund




Municipal Bond


National Funds




Nuveen High Yield Municipal Bond Fund


Nuveen All-American Municipal Bond Fund


Nuveen Insured Municipal Bond Fund


Nuveen Intermediate Duration Municipal Bond Fund


Nuveen Limited Term Municipal Bond Fund


State Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you; including the codes of ethics adopted by the funds, Nuveen Investments, and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.



You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.


The funds are series of The Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

1. Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                MPR-CA-0604D NA

--------------------------------------------------------------------------------


Nuveen Investments Municipal Bond Funds


--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2004

                                             -----------------------------------


Dependable, tax-free income because it's not what you earn, it's what you keep.(R)


[PHOTO]




Nuveen Connecticut Municipal Bond Fund


Nuveen New Jersey Municipal Bond Fund


Nuveen New York Municipal Bond Fund


Nuveen New York Insured Municipal Bond Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents



         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Connecticut Municipal Bond Fund                      2
         Nuveen New Jersey Municipal Bond Fund                       4
         Nuveen New York Municipal Bond Fund                         6
         Nuveen New York Insured Municipal Bond Fund                 8


         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                      10
         What Securities We Invest In                               11
         How We Select Investments                                  13
         What the Risks Are                                         13
         How We Manage Risk                                         14


         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                16
         How to Reduce Your Sales Charge                            17
         How to Buy Shares                                          18
         Systematic Investing                                       19
         Systematic Withdrawal                                      20
         Special Services                                           20
         How to Sell Shares                                         21


         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         23
         Distribution and Service Plans                             24
         Net Asset Value                                            25
         Fund Service Providers                                     26


         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       27


         Appendix  Additional State Information                     31

                                                                  June 28, 2004


Section 1  The Funds

                  Nuveen Connecticut Municipal Bond Fund
                  Nuveen New Jersey Municipal Bond Fund
                  Nuveen New York Municipal Bond Fund
                  Nuveen New York Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

 LOGO
         Nuveen Connecticut Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/





                                    [CHART]

                             Class A Annual Returns
                             ----------------------
                                 1994    -6.2
                                 1995    16.6
                                 1996     4.2
                                 1997     8.8
                                 1998     5.8
                                 1999    -3.8
                                 2000    10.5
                                 2001     5.6
                                 2002     8.7
                                 2003     5.2


Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.70% and -5.59%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          0.72%     4.21%     4.90%
                 Class B                  0.47%     4.17%     4.77%
                 Class C                  4.59%     4.54%     4.77%
                 Class R                  5.43%     5.35%     5.52%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                   After Taxes on
                     Distributions        0.65%     4.18%     4.88%
                   After Taxes on
                     Distributions and
                     Sale of Shares       2.13%     4.29%     4.91%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/    5.31%     5.83%     6.03%
                 Lipper Peer Group/3/     4.34%     4.77%     5.09%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses



Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .11%  .11%  .11% .11%
         Total Annual Fund Operating
         Expenses--Gross+                        .85% 1.60% 1.40% .65%


  +After Expense Reimbursements

            Expense Reimbursements      (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                .84%  1.59%  1.39%   .64%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.71%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper Connecticut Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

 LOGO
         Nuveen New Jersey Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/




                                    [CHART]

Class A Annual Returns

1994    -4.4
1995    14.9
1996     3.6
1997     8.9
1998     5.4
1999    -3.7
2000    12.0
2001     4.7
2002     8.1
2003     4.7

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 5.55% and -4.95%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          0.36%     4.13%     4.81%
                 Class B                  0.04%     4.10%     4.65%
                 Class C                  4.26%     4.47%     4.63%
                 Class R                  4.91%     5.25%     5.48%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         0.36%     4.13%     4.78%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.68%     4.17%     4.77%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark/2/    5.31%     5.83%     6.03%
                 Lipper Peer Group/3/     4.94%     4.80%     5.06%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .15%  .15%  .15% .15%
         Total Annual Fund Operating
         Expenses--Gross+                        .90% 1.65% 1.45% .70%



           +After Expense Reimbursements
            Expense Reimbursements         (.01%) (.01%) (.01%) (.01%)
            Total Annual Fund Operating
            Expenses--Net                   .89%  1.64%  1.44%   .69%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  508 $  568 $  148 $ 72 $  508 $  168 $  148 $ 72
         3 Years    $  695 $  820 $  459 $224 $  695 $  520 $  459 $224
         5 Years    $  898 $  997 $  792 $390 $  898 $  897 $  792 $390
         10 Years   $1,481 $1,754 $1,735 $871 $1,481 $1,754 $1,735 $871


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.70%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper New Jersey
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New Jersey Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds.

 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

                                                           Section 1  The Funds

 LOGO
         Nuveen New York Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/





                                    [CHART]

                             Class A Annual Returns
                             ----------------------
                                 1994    -6.5%
                                 1995    17.6%
                                 1996     4.0%
                                 1997     9.3%
                                 1998     6.4%
                                 1999    -3.0%
                                 2000    11.3%
                                 2001     3.8%
                                 2002     9.1%
                                 2003     5.9%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 7.07% and -5.20%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                         Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2003
                Class Returns Before
                Taxes                     1 Year   5 Year   10 Year
                -----------------------------------------------------
                Class A (Offer)           1.38%    4.40%     5.13%
                Class B                   1.00%    4.34%     5.01%
                Class C                   5.23%    4.72%     4.99%
                Class R                   6.08%    5.51%     5.84%
                -----------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          1.35%    4.33%     5.07%
                 After Taxes on
                   Distributions and
                   Sale of Shares         2.54%    4.44%     5.09%
                -----------------------------------------------------
                Lehman Brothers
                  Market Benchmark/2/     5.31%    5.83%     6.03%
                Lipper Peer Group/3/      4.95%    4.87%     5.07%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .14%  .14%  .14% .14%
         Total Annual Fund Operating
         Expenses/12/                            .88% 1.63% 1.43% .68%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  566 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  814 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $  987 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847


 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.61%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper New York Municipal
   Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper New York Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds.

 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

 LOGO
         Nuveen New York Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/




                                    [CHART]

                             Class A Annual Returns
                             ----------------------
                                 1994    -6.4
                                 1995    17.2
                                 1996     3.2
                                 1997     7.3
                                 1998     5.4
                                 1999    -2.8
                                 2000    11.0
                                 2001     3.8
                                 2002    10.1
                                 2003     5.5

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.87% and -5.99%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          1.05%     4.50%     4.78%
                 Class B                  0.71%     4.43%     4.63%
                 Class C                  4.84%     4.78%     4.60%
                 Class R                  5.78%     5.61%     5.46%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         0.80%     4.42%     4.72%
                  After Taxes on
                    Distributions and
                    Sale of Shares        2.37%     4.48%     4.74%
                 -----------------------------------------------------
                 Lehman Brothers
                   Market Benchmark2      5.31%     5.83%     6.03%
                 Lipper Peer Group3       4.76%     4.97%     5.21%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .13% .12%
         Total Annual Fund Operating
         Expenses--Gross+/12/                    .86% 1.61% 1.42% .66%


  +After Expense Reimbursements

               Expense Reimbursements        --    -- (.01%)   --
               Total Annual Fund Operating
               Expenses--Net               .86% 1.61% 1.41%  .66%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  145 $ 67 $  504 $  164 $  145 $ 67
         3 Years    $  683 $  808 $  449 $211 $  683 $  508 $  449 $211
         5 Years    $  877 $  976 $  776 $368 $  877 $  876 $  776 $368
         10 Years   $1,436 $1,710 $1,702 $822 $1,436 $1,710 $1,702 $822



1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.25%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns represent the average annualized returns of the funds in the Lipper New York Insured Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.


                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.





                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Paul L. Brennan has been the portfolio manager for the Connecticut, New York and New York Insured Funds since 1999 and the New Jersey Fund since 2003. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of Nuveen Advisory in 2002. Mr. Brennan is a Chartered Financial Analyst and currently manages investments for forty Nuveen-sponsored investment companies.


                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

                Nuveen Connecticut Municipal Bond Fund      .54%
                Nuveen New Jersey Municipal Bond Fund       .55%
                Nuveen New York Municipal Bond Fund         .54%
                Nuveen New York Insured Municipal Bond Fund .54%

Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds


                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").


                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest

                                            Section 2  How We Manage Your Money
                       in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.


                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the California Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.



                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.



                       The New York Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by Nuveen Advisory. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.


                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

Section 2  How We Manage Your Money

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed- delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


              LOGO

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                                            Section 2  How We Manage Your Money

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


              LOGO

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.


                       As diversified funds, the New York and New York Insured Funds also may not have more than:


                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).


                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Section 2  How We Manage Your Money

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.


                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


              LOGO

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                           4.20%               4.38%               3.70%
 $50,000 but less than $100,000              4.00%               4.18%               3.50%
 $100,000 but less than $250,000             3.50%               3.63%               3.00%
 $250,000 but less than $500,000             2.50%               2.56%               2.00%
 $500,000 but less than $1,000,000           2.00%               2.04%               1.50%
 $1,000,000 and over                         --/1/                 --                1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase  0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                   5%  4%  4%  3%  2%  1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.



                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                              [GRAPHIC]

                                  How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge      Class A Sales Charge       Class R Eligibility
Reductions                Waivers                    .Certain employees and
..Rights of accumulation   .Nuveen Defined              directors of Nuveen or
..Letter of intent           Portfolio reinvestment     employees of authorized
..Group purchase           .Certain employees and       dealers
                            directors of Nuveen or   .Bank trust departments
                            employees of
                            authorized dealers
                          .Bank trust departments



                       Class A shares may be purchased at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios. Class A shares may also be purchased at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger. In addition, Class A shares at net asset value and Class R shares may be


                                     Section 3  How You Can Buy and Sell Shares
                       purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or in the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.



                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging


                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.



                       Benefits of Systematic Investing



                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.


                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                           [Chart showing effects of systematic investing and
                       dividend reinvestment]



                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.





                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund DirectSM

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                                     Section 3  How You Can Buy and Sell Shares

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption


From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       Frequent Trading



                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.



                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.



                       The funds' Frequent Trading Policy limits an investor to four "round trip" trades in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.



                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions-- Frequent Trading Policy" in the Statement of Additional Information.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and Taxes


                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in the fund's net asset value. This policy is designed to result in the distribution of substantially all of the fund's net income over time.


                       Payment and Reinvestment Options


                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.


                       Taxes and Tax Reporting


                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York Funds) local income tax. All or a portion of these dividends, however, may be subject to the federal AMT.



                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                                                 Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.



                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax- free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields


                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:


                       Taxable Equivalent of Tax-Free Yields

                                     To Equal a Tax-Free Yield of:
                                     3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:   A Taxable Investment Would Need to Yield:
                    ----------------------------------------------------------
                      25%            4.00%          5.33%    6.67%    8.00%
                      28%            4.17%          5.56%    6.94%    8.33%
                      33%            4.48%          5.97%    7.46%    8.96%
                      35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.





                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance

Section 4  General Information
                       with Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.



                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.



                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class'


                                                 Section 4  General Information
                       total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen Connecticut Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (7/87)
 2004                                       $10.88       $.50      $ .15  $ .65       $(.50)   $(.04) $(.54) $10.99      6.21%
 2003                                        10.67        .52        .26    .78        (.53)    (.04)  (.57)  10.88      7.51
 2002                                        10.51        .53        .16    .69        (.53)      --   (.53)  10.67      6.66
 2001                                         9.96        .53        .55   1.08        (.53)      --   (.53)  10.51     11.14
 2000                                        10.90        .53       (.94)  (.41)       (.53)      --   (.53)   9.96     (3.84)

Class B (2/97)
 2004                                        10.87        .42        .15    .57        (.42)    (.04)  (.46)  10.98      5.40
 2003                                        10.65        .43        .27    .70        (.44)    (.04)  (.48)  10.87      6.78
 2002                                        10.49        .45        .15    .60        (.44)      --   (.44)  10.65      5.84
 2001                                         9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.31
 2000                                        10.88        .45       (.94)  (.49)       (.45)      --   (.45)   9.94     (4.57)

Class C (10/93)
 2004                                        10.87        .44        .15    .59        (.44)    (.04)  (.48)  10.98      5.62
 2003                                        10.66        .46        .26    .72        (.47)    (.04)  (.51)  10.87      6.92
 2002                                        10.50        .47        .16    .63        (.47)      --   (.47)  10.66      6.07
 2001                                         9.95        .47        .55   1.02        (.47)      --   (.47)  10.50     10.50
 2000                                        10.88        .47       (.93)  (.46)       (.47)      --   (.47)   9.95     (4.31)

Class R (2/97)
 2004                                        10.92        .52        .15    .67        (.52)    (.04)  (.56)  11.03      6.36
 2003                                        10.70        .54        .27    .81        (.55)    (.04)  (.59)  10.92      7.76
 2002                                        10.54        .56        .14    .70        (.54)      --   (.54)  10.70      6.82
 2001                                         9.99        .55        .55   1.10        (.55)      --   (.55)  10.54     11.30
 2000                                        10.93        .55       (.94)  (.39)       (.55)      --   (.55)   9.99     (3.63)
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    ------------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(c)   Assets(c)       Rate
-----------------------------------------------------------------------------------

Class A (7/87)
 2004                                    $227,787       .85%       4.60%         8%
 2003                                     234,133       .85        4.82         19
 2002                                     217,024       .85        5.01         20
 2001                                     204,442       .87        5.20          7
 2000                                     196,416       .88        5.09         22

Class B (2/97)
 2004                                      31,678      1.60        3.85          8
 2003                                      31,987      1.60        4.06         19
 2002                                      23,310      1.60        4.26         20
 2001                                      19,794      1.62        4.45          7
 2000                                      15,931      1.63        4.37         22

Class C (10/93)
 2004                                      41,194      1.40        4.05          8
 2003                                      38,312      1.40        4.26         19
 2002                                      26,890      1.40        4.47         20
 2001                                      18,460      1.42        4.65          7
 2000                                      16,181      1.43        4.54         22

Class R (2/97)
 2004                                       4,005       .65        4.79          8
 2003                                       3,878       .65        5.01         19
 2002                                       3,568       .65        5.23         20
 2001                                       1,992       .67        5.40          7
 2000                                       1,337       .68        5.31         22
-----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.


(b)Total returns are calculated on net asset value without any sales charge and are not annualized.


(c)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .84%, 1.59%, 1.39% and .64% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.60%, 3.85%, 4.05% and 4.80% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen New Jersey Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                                       $10.79       $.46      $ .18  $ .64       $(.46)     $-- $(.46) $10.97      6.07%
 2003                                        10.60        .46        .20    .66        (.47)      --  (.47)  10.79      6.36
 2002                                        10.45        .47        .15    .62        (.47)      --  (.47)  10.60      6.04
 2001                                         9.73        .48        .72   1.20        (.48)      --  (.48)  10.45     12.59
 2000                                        10.60        .49       (.87)  (.38)       (.49)      --  (.49)   9.73     (3.67)

Class B (2/97)
 2004                                        10.78        .38        .17    .55        (.37)      --  (.37)  10.96      5.26
 2003                                        10.59        .38        .20    .58        (.39)      --  (.39)  10.78      5.58
 2002                                        10.44        .39        .15    .54        (.39)      --  (.39)  10.59      5.26
 2001                                         9.72        .40        .72   1.12        (.40)      --  (.40)  10.44     11.74
 2000                                        10.60        .41       (.88)  (.47)       (.41)      --  (.41)   9.72     (4.51)

Class C (9/94)
 2004                                        10.76        .40        .18    .58        (.40)      --  (.40)  10.94      5.50
 2003                                        10.56        .40        .21    .61        (.41)      --  (.41)  10.76      5.88
 2002                                        10.41        .41        .15    .56        (.41)      --  (.41)  10.56      5.46
 2001                                         9.70        .42        .71   1.13        (.42)      --  (.42)  10.41     11.92
 2000                                        10.58        .43       (.88)  (.45)       (.43)      --  (.43)   9.70     (4.29)

Class R (2/92)
 2004                                        10.80        .48        .17    .65        (.47)      --  (.47)  10.98      6.24
 2003                                        10.60        .48        .21    .69        (.49)      --  (.49)  10.80      6.63
 2002                                        10.45        .49        .15    .64        (.49)      --  (.49)  10.60      6.22
 2001                                         9.73        .50        .72   1.22        (.50)      --  (.50)  10.45     12.79
 2000                                        10.60        .51       (.87)  (.36)       (.51)      --  (.51)   9.73     (3.47)
------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                       Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2004                                    $77,021       .90%       4.26%        17%
 2003                                     74,067       .91        4.29          6
 2002                                     60,835       .90        4.45          7
 2001                                     52,277      1.00        4.73         12
 2000                                     46,235       .93        4.80         26

Class B (2/97)
 2004                                     27,140      1.65        3.51         17
 2003                                     26,926      1.66        3.54          6
 2002                                     23,451      1.65        3.70          7
 2001                                     15,979      1.75        3.98         12
 2000                                     13,681      1.69        4.06         26

Class C (9/94)
 2004                                     28,226      1.45        3.72         17
 2003                                     21,192      1.46        3.74          6
 2002                                     14,376      1.45        3.89          7
 2001                                     12,757      1.55        4.17         12
 2000                                     10,007      1.48        4.26         26

Class R (2/92)
 2004                                     45,807       .70        4.46         17
 2003                                     45,043       .71        4.49          6
 2002                                     43,465       .70        4.64          7
 2001                                     41,916       .80        4.93         12
 2000                                     40,058       .73        5.00         26
----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.


(b)Total returns are calculated on net asset value without any sales charge and are not annualized.


(c)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .89%,1.64% 1.44% and .69% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.27%, 3.52%, 3.73% and 4.47% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen New York Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                                       $10.88       $.52      $ .22  $ .74       $(.52)   $  --  $(.52) $11.10      6.94%
 2003                                        10.72        .52        .22    .74        (.54)    (.04)  (.58)  10.88      7.11
 2002                                        10.66        .58        .04    .62        (.56)      --   (.56)  10.72      5.94
 2001                                        10.17        .57        .52   1.09        (.60)      --   (.60)  10.66     10.97
 2000                                        11.03        .58       (.85)  (.27)       (.57)    (.02)  (.59)  10.17     (2.44)

Class B (2/97)
 2004                                        10.90        .44        .21    .65        (.44)      --   (.44)  11.11      6.07
 2003                                        10.73        .44        .23    .67        (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68        .50        .03    .53        (.48)      --   (.48)  10.73      5.07
 2001                                        10.18        .49        .53   1.02        (.52)      --   (.52)  10.68     10.24
 2000                                        11.04        .51       (.86)  (.35)       (.49)    (.02)  (.51)  10.18     (3.18)

Class C (9/94)
 2004                                        10.91        .46        .22    .68        (.47)      --   (.47)  11.12      6.30
 2003                                        10.75        .46        .23    .69        (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70        .52        .03    .55        (.50)      --   (.50)  10.75      5.29
 2001                                        10.20        .51        .53   1.04        (.54)      --   (.54)  10.70     10.47
 2000                                        11.06        .52       (.85)  (.33)       (.51)    (.02)  (.53)  10.20     (2.97)

Class R (2/92)
 2004                                        10.91        .54        .23    .77        (.55)      --   (.55)  11.13      7.06
 2003                                        10.75        .55        .22    .77        (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69        .60        .04    .64        (.58)      --   (.58)  10.75      6.16
 2001                                        10.20        .59        .52   1.11        (.62)      --   (.62)  10.69     11.19
 2000                                        11.06        .60       (.84)  (.24)       (.60)    (.02)  (.62)  10.20     (2.21)
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(c)   Assets(c)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2004                                    $122,569       .88%       4.76%        12%
 2003                                     113,197       .88        4.87         23
 2002                                     105,700       .66        5.39         11
 2001                                     102,144       .70        5.47         28
 2000                                      81,857       .61        5.49         19

Class B (2/97)
 2004                                      41,579      1.63        4.01         12
 2003                                      40,951      1.63        4.11         23
 2002                                      34,262      1.41        4.64         11
 2001                                      25,992      1.45        4.72         28
 2000                                      19,803      1.33        4.81         19

Class C (9/94)
 2004                                      35,832      1.43        4.21         12
 2003                                      27,687      1.43        4.31         23
 2002                                      24,505      1.21        4.84         11
 2001                                      17,757      1.26        4.92         28
 2000                                      10,374      1.16        4.96         19

Class R (2/92)
 2004                                     150,963       .68        4.96         12
 2003                                     146,759       .68        5.07         23
 2002                                     144,581       .46        5.59         11
 2001                                     144,950       .49        5.67         28
 2000                                     138,303       .42        5.67         19
-----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.


(b)Total returns are calculated on net asset value without any sales charge and are not annualized.


(c)After expense reimbursement from the investment adviser, where applicable.


                                                Section 5  Financial Highlights

Nuveen New York Insured Municipal Bond Fund



Class
(Inception                                             Investment Operations         Less Distributions
Date)                                              ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                                       $10.92       $.46      $ .21  $ .67       $(.47)   $(.14) $(.61) $10.98      6.37%
 2003                                        10.59        .47        .40    .87        (.48)    (.06)  (.54)  10.92      8.46
 2002                                        10.50        .49        .10    .59        (.50)      --   (.50)  10.59      5.75
 2001                                         9.95        .51        .55   1.06        (.51)      --   (.51)  10.50     10.97
 2000                                        10.73        .52       (.79)  (.27)       (.51)      --   (.51)   9.95     (2.50)

Class B (2/97)
 2004                                        10.93        .38        .22    .60        (.39)    (.14)  (.53)  11.00      5.64
 2003                                        10.60        .39        .40    .79        (.40)    (.06)  (.46)  10.93      7.64
 2002                                        10.51        .41        .10    .51        (.42)      --   (.42)  10.60      4.97
 2001                                         9.96        .43        .56    .99        (.44)      --   (.44)  10.51     10.12
 2000                                        10.74        .44       (.79)  (.35)       (.43)      --   (.43)   9.96     (3.26)

Class C (9/94)
 2004                                        10.92        .40        .21    .61        (.41)    (.14)  (.55)  10.98      5.78
 2003                                        10.59        .41        .40    .81        (.42)    (.06)  (.48)  10.92      7.85
 2002                                        10.49        .43        .11    .54        (.44)      --   (.44)  10.59      5.26
 2001                                         9.94        .45        .55   1.00        (.45)      --   (.45)  10.49     10.33
 2000                                        10.73        .46       (.80)  (.34)       (.45)      --   (.45)   9.94     (3.17)

Class R (12/86)
 2004                                        10.94        .49        .20    .69        (.49)    (.14)  (.63)  11.00      6.53
 2003                                        10.60        .49        .41    .90        (.50)    (.06)  (.56)  10.94      8.72
 2002                                        10.50        .51        .11    .62        (.52)      --   (.52)  10.60      6.03
 2001                                         9.95        .53        .55   1.08        (.53)      --   (.53)  10.50     11.16
 2000                                        10.74        .54       (.80)  (.26)       (.53)      --   (.53)   9.95     (2.43)
-------------------------------------------------------------------------------------------------------------------------------


Class
(Inception                                        Ratios/Supplemental Data
Date)                                    -----------------------------------------
                                                               Ratio of
                                                   Ratio of         Net
                                                   Expenses  Investment
                                           Ending        to   Income to
                                              Net   Average     Average  Portfolio
                                           Assets       Net         Net   Turnover
Year Ended February 28/29,                  (000) Assets(c)   Assets(c)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2004                                    $ 78,526       .86%       4.28%        10%
 2003                                      73,936       .88        4.40         21
 2002                                      63,043       .89        4.67         17
 2001                                      56,936       .91        4.98         15
 2000                                      54,364       .90        5.02         16

Class B (2/97)
 2004                                      27,104      1.61        3.53         10
 2003                                      27,786      1.63        3.65         21
 2002                                      23,418      1.64        3.92         17
 2001                                      16,965      1.66        4.23         15
 2000                                      15,893      1.65        4.28         16

Class C (9/94)
 2004                                      21,246      1.42        3.73         10
 2003                                      14,446      1.43        3.84         21
 2002                                       9,926      1.44        4.12         17
 2001                                       5,131      1.46        4.43         15
 2000                                       4,627      1.45        4.48         16

Class R (12/86)
 2004                                     258,263       .66        4.48         10
 2003                                     263,572       .68        4.60         21
 2002                                     260,568       .69        4.87         17
 2001                                     259,651       .71        5.18         15
 2000                                     260,469       .70        5.21         16
-----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.

(b)Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .86%, 1.61%, 1.41% and .66% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.28%, 3.53%, 3.73% and 4.48% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Connecticut


                       Connecticut's economic performance is finally stabilizing with improvement in financial markets and the tech industry, along with stabilizing government finances and the strengthening global economy, supporting the recovery. Defense spending has also been robust with General Dynamics Electric Boat, the giant submarine manufacturer in Groton, attracting over $8 billion in defense contracts in 2003. The State's fiscal economy is showing improvement as well, as revenues have improved a solid 8.4% from the prior year. Connecticut's outlook is for further economic improvement and rising employment, although, longer term, high business and living costs and below average demographic trends will continue to drag on the economy.



                       Connecticut's average unemployment rate in May 2004 was 4.6%, compared to the national average of 5.6% for that month, and is down from the State's 5.4% average in May 2003. Per capita income was $43,173 in 2003, which is the highest in the nation at approximately 136% of the national average of $31,632.



                       Connecticut is a frequent borrower with substantial additional planned bond issuance going forward. As of May 27, 2004, general obligations of the State were rated Aa3, AA, and AA- by Moody's, Standard & Poor's, and Fitch, respectively. Both Moody's and Standard & Poor's revised their outlook to "stable" in September 2003 based on the expectation that the State will continue to make appropriate adjustments to achieve structural budget balance in the event the economic recovery falls short of expectations. The budget adopted for fiscal 2004-2005 addressed the State's sizeable budget gap with one-time revenues, tax increases, and spending cuts. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.




                       Tax Treatment


                       The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or out of income earned on obligations of U.S. territories and possessions. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut


                                                                       Appendix
                       municipal bonds) or if you sell or exchange shares of the Connecticut Fund and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                       New Jersey


                       New Jersey's gross state product grew 2.7% in 2003 and is on course to grow by over 5% in 2004. The economic rebound in New Jersey is fairly broad-based. Manufacturing employment remains weak, but finance, service, tourism and government employment are strong. Areas that are expected to grow among New Jersey manufacturers include pharmaceuticals and telecom companies. Telecom companies located in New Jersey include AT&T, Lucent, Avaya and Telcordia. The New Jersey economy offers tourism through Atlantic City and its casino operations.



                       Unemployment in New Jersey stood at 4.9% in May 2004, compared to the national average unemployment rate of 5.6%, and is down from the State's rate of 5.9% in May 2003. Per capita income in New Jersey is $40,427, which is 127.8% of the national average of $31,632.



                       New Jersey general obligation bonds are rated Aa2 with a watchlist negative status by Moody's, AA with a stable outlook by Standard and Poor's, and AA by Fitch. New Jersey's ratings reflect its diversified and expanding economic base, as well as its high debt burden and its structural budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.




                       Tax Treatment

                       The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or U.S. government securities. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.

                       The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                       New York


                       New York's gross state product grew 2.9% in 2003 and is on course to grow by over 4% in 2004. Much of New York's economy comes from the finance, insurance, and real estate sectors, which have begun to recover after the negative effects of the stock market decline in 2002. Manufacturing employment remains below levels of 2002. The consumer sector is slowing as home spending spurred by home equity financing has slowed down. Employment trends have improved and personal incomes have begun to recover. Tourism in New York is also coming back as the effects of September 11, 2001, begin to fade and New York City again takes its place as the center of artistic culture in the United States.


Appendix

                       Unemployment in New York stood at 5.8% in May 2004, compared to the national average unemployment rate of 5.6%, and is down from the State's rate of 6.3% in May 2003. Per capita income in New York is $36,574, which is 115.6% of the national average of $31,632.



                       New York faces a $5.1 billion funding gap in 2005. Actions planned to close this gap include $2.6 billion in spending cuts, $972 million in revenue actions, and $1.5 billion in one shot measures. Ongoing actions to close the residual $1.5 billion gap are needed to stabilize New York's long-term fiscal outlook.



                       New York general obligation bonds are rated A2 with a stable outlook by Moody's, AA with a negative outlook by Standard and Poor's, and AA- by Fitch. New York's ratings continue to reflect the State's high debt burden, budgetary stress, and significance as the financial capital of the United States. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.




                       Tax Treatment

                       The New York Funds' regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or the New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.


                       The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


                                                                       Appendix

Nuveen Investments Mutual Funds



Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund




Balanced


Nuveen Balanced Stock and Bond Fund


Nuveen Balanced Municipal and Stock Fund


International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund




Municipal Bond


National Funds




Nuveen High Yield Municipal Bond Fund


Nuveen All-American Municipal Bond Fund


Nuveen Insured Municipal Bond Fund


Nuveen Intermediate Duration Municipal Bond Fund


Nuveen Limited Term Municipal Bond Fund


State Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.



You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.



The funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.


1.Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                               MPR-MS3-0604D NA

--------------------------------------------------------------------------------


Nuveen Investments Municipal Bond Funds


--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2004

                                             -----------------------------------


Dependable, tax-free income because it's not what you earn, it's what you keep.(R)


[PHOTO]




Nuveen Massachusetts Municipal Bond Fund


Nuveen Massachusetts Insured Municipal Bond Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents



         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Massachusetts Municipal Bond Fund                    2
         Nuveen Massachusetts Insured Municipal Bond Fund            4

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       6
         What Securities We Invest In                                7
         How We Select Investments                                   9
         What the Risks Are                                          9
         How We Manage Risk                                         10


         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                11
         How to Reduce Your Sales Charge                            12
         How to Buy Shares                                          13
         Systematic Investing                                       14
         Systematic Withdrawal                                      15
         Special Services                                           15
         How to Sell Shares                                         16


         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         18
         Distribution and Service Plans                             19
         Net Asset Value                                            20
         Fund Service Providers                                     21


         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       22


         Appendix  Additional State Information                     24

                                                                  June 28, 2004


Section 1  The Funds

               Nuveen Massachusetts Municipal Bond Fund
               Nuveen Massachusetts Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction
                                [INTRODUCTION]

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]

Class A Annual Returns
1994    -5.1%
1995    15.6%
1996     3.9%
1997     7.3%
1998     5.5%
1999    -3.4%
2000    10.0%
2001     4.8%
2002     8.2%
2003     5.0%



Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.48% and

-5.19%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                        Average Annual Total Returns
                                        for the Periods Ended
                                          December 31, 2003
                                        ......................................................
                  Class Returns Before
                  Taxes                 1 Year                 5 Year          10 Year
                  ----------------------------------------------------------------------------
                  Class A (Offer)       0.54%                  3.95%            4.59%
                  Class B               0.33%                  3.89%            4.44%
                  Class C               4.45%                  4.26%            4.39%
                  Class R               5.19%                  5.04%            5.25%
                  ----------------------------------------------------------------------------
                  Class A (Offer)
                  Returns:
                    After Taxes on
                      Distributions     0.54%                  3.94%            4.59%
                    After Taxes on
                      Distributions and
                      Sale of Shares    1.84%                  4.06%            4.63%
                  ----------------------------------------------------------------------------
                  Lehman Brothers
                    Market Benchmark/2/ 5.31%                  5.83%            6.03%
                  Lipper Peer Group/3/  5.06%                  5.07%            5.34%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .19%  .18%  .18% .18%
         Total Annual Fund Operating
         Expenses--Gross+/12/                    .94% 1.68% 1.48% .73%



             +After Expense Reimbursement
             Expense Reimbursements       (.01%)    --    -- (.01%)
             Total Annual Fund Operating
             Expenses--Net                 .93%  1.68% 1.48%  .72%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  512 $  571 $  151 $ 75 $  512 $  171 $  151 $ 75
         3 Years    $  707 $  830 $  468 $233 $  707 $  530 $  468 $233
         5 Years    $  918 $1,013 $  808 $406 $  918 $  913 $  808 $406
         10 Years   $1,526 $1,790 $1,768 $906 $1,526 $1,790 $1,768 $906



 1.Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.72%.

 2.Market Benchmark returns reflect the performance of the Lehman Brothers
   Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
 3.Peer Group returns reflect the performance of the Lipper Massachusetts
   Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 5.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares." 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."
 7.As a percentage of the lesser of purchase price or redemption proceeds.

 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Insured
         Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.
How the Fund Has Performed



The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                     [CHART]
 Class A Annual Returns
 1994   -5.0%
 1995   15.5%
 1996    3.3%
 1997    6.9%
 1998    5.4%
 1999   -3.2%
 2000   10.6%
 2001    4.1%
 2002    8.7%
 2003    4.5%

Section 1  The Funds

During the ten years ended December 31, 2003, the highest and lowest quarterly returns were 6.35% and

-5.31%, respectively, for the quarters ended 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.


                                         Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2003
                                         ...................................................
                Class Returns
                Before Taxes             1 Year                5 Year         10 Year
                ----------------------------------------------------------------------------
                Class A (Offer)           0.12%                3.93%           4.47%
                Class B                  (0.28%)               3.89%           4.32%
                Class C                   3.90%                4.27%           4.29%
                Class R                   4.76%                5.05%           5.16%
                ----------------------------------------------------------------------------
                Class A (Offer) Returns:
                  After Taxes on
                    Distributions         0.11%                3.90%           4.46%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.50%                4.01%           4.50%
                ----------------------------------------------------------------------------
                Lehman Brothers Market
                  Benchmark/2/            5.31%                5.83%           6.03%
                Lipper Peer Group/3/      5.06%                5.07%           5.34%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None


 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .55%  .55%  .55% .55%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .18%  .18%  .18% .18%
         Total Annual Fund Operating
         Expenses--Gross+/12/                    .93% 1.68% 1.48% .73%


           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .92%  1.67%  1.47%   .72%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.

                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  511 $  571 $  151 $ 75 $  511 $  171 $  151 $ 75
         3 Years    $  704 $  830 $  468 $233 $  704 $  530 $  468 $233
         5 Years    $  913 $1,013 $  808 $406 $  913 $  913 $  808 $406
         10 years   $1,515 $1,788 $1,768 $906 $1,515 $1,788 $1,768 $906


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/04 was 1.57%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Massachusetts Municipal Debt Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Massachusetts Municipal Debt Category. Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7. As a percentage of the lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC. 11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.

12.Nuveen Advisory Corp. has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606.


                       Nuveen Advisory is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") (formerly known as The John Nuveen Company). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen and its affiliates have approximately $100 billion in assets under management. Nuveen is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.




                       Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Paul L. Brennan has been the portfolio manager for the Massachusetts Fund since January 2003. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of Nuveen Advisory in 2002. Mr. Brennan is a Chartered Financial Analyst and currently manages investments for forty Nuveen-sponsored investment companies.



                       Daniel S. Solender has been the portfolio manager for the Massachusetts Insured Fund since May 2004. Mr. Solender has served as Vice President of Nuveen Advisory and Nuveen Institutional Advisory Corp. since July 2003. Prior thereto, Mr. Solender was Principal and portfolio manager for The Vanguard Group since 1999. Prior thereto, Mr. Solender was a portfolio manager for Nuveen Advisory. He is a Chartered Financial Analyst and currently manages 38 Nuveen-sponsored investment companies.



Section 2  How We Manage Your Money

                       For the most recent fiscal year, the funds paid the following management fees to Nuveen Advisory as a percentage of net assets:

             Nuveen Massachusetts Municipal Bond Fund         .55%
             Nuveen Massachusetts Insured Municipal Bond Fund .55%

                                                 [GRAPHIC]

                                       What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds


                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").


                       Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, Nuveen Advisory takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Advisory evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                                            Section 2  How We Manage Your Money

                       Quality Municipal Bonds


                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.


                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance


                       The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the Massachusetts Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.



                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.



                       The Massachusetts Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by Nuveen Advisory. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.




                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as, short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities,


Section 2  How We Manage Your Money
                       they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.


                                                 [GRAPHIC]

                                         How We Select Investments

                       Nuveen Advisory selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                                            Section 2  How We Manage Your Money

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."


                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in Nuveen Advisory's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.



Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                 4.38%                3.70%
$50,000 but less than $100,000            4.00%                 4.18%                3.50%
$100,000 but less than $250,000           3.50%                 3.63%                3.00%
$250,000 but less than $500,000           2.50%                 2.56%                2.00%
$500,000 but less than $1,000,000         2.00%                 2.04%                1.50%
$1,000,000 and over                         --/1/                 --                 1.00%/1/

                     /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.


                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None


                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class C Shares


                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.



                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                                                 [GRAPHIC]

             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge           Class A Sales Charge        Class R Eligibility
Reductions                     Waivers                     .Certain employees and
..  Rights of accumulation      .Nuveen Defined Portfolio     directors of Nuveen or
..  Letter of intent              reinvestment                employees of authorized
..  Group purchase              .Certain employees and        dealers
                                 directors of Nuveen or    .Bank trust departments
                                 employees of authorized
                                 dealers
                               .Bank trust departments



                       Class A shares may be purchased at net asset value when reinvesting distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios. Class A shares may also be purchased at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger. In addition, Class A shares at net asset value and Class R shares may be


Section 3  How You Can Buy and Sell Shares
                       purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or in the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.


                       From Your Bank Account



                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.



                       From Your Paycheck



                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.


                       Systematic Exchanging


                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.



                       Benefits of Systematic Investing



                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.


                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                           [Chart showing effects of systematic investing and
                       dividend reinvestment]



Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]
             Systematic Withdrawal


                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.




                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.





                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "How to Sell Shares--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund DirectSM

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                     Section 3  How You Can Buy and Sell Shares

                                                 [GRAPHIC]

                                            How to Sell Shares


                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares
                       cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       Frequent Trading



                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.



                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.



                       The funds' Frequent Trading Policy limits an investor to four "round trip" trades in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.



                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Purchases and Redemptions--Frequent Trading Policy" in the Statement of Additional Information.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and Taxes


                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in the fund's net asset value. This policy is designed to result in the distribution of substantially all of the fund's net income over time.


                       Payment and Reinvestment Options


                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.


                       Taxes and Tax Reporting


                       Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal AMT.



                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the taxation of your benefits.


Section 4  General Information

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.



                       Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the fund to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields


                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:


                       Taxable Equivalent of Tax-Free Yields

                                    To Equal a Tax-Free Yield of:
                                    3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:  A Taxable Investment Would Need to Yield:
                     --------------------------------------------------------
                     25%            4.00%          5.33%    6.67%    8.00%
                     28%            4.17%          5.56%    6.94%    8.33%
                     33%            4.48%          5.97%    7.46%    8.96%
                     35%            4.62%          6.15%    7.69%    9.23%


                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.






                                                 [GRAPHIC]

                                      Distribution and Service Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the 1940 Act. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)



                                                 Section 4  General Information

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.




                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.



                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.



                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The


Section 4  General Information
                       result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.


                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                 Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen Massachusetts Municipal Bond Fund



                                                       Investment Operations         Less Distributions
Class (Inception Date)                             ----------------------------  -------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                    Ending
                                         Beginning        Net Investment                Net                    Net
                                         Net Asset Investment       Gain         Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains  Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                                       $ 9.98       $.42      $ .16  $ .58       $(.43)     $-- $(.43) $10.13      5.95%
 2003                                         9.75        .45        .24    .69        (.46)      --  (.46)   9.98      7.27
 2002                                         9.70        .48        .07    .55        (.50)      --  (.50)   9.75      5.86
 2001                                         9.26        .50        .44    .94        (.50)      --  (.50)   9.70     10.34
 2000                                        10.07        .50       (.82)  (.32)       (.49)      --  (.49)   9.26     (3.21)

Class B (3/97)
 2004                                        10.01        .35        .15    .50        (.36)      --  (.36)  10.15      5.07
 2003                                         9.77        .38        .25    .63        (.39)      --  (.39)  10.01      6.58
 2002                                         9.72        .41        .06    .47        (.42)      --  (.42)   9.77      4.96
 2001                                         9.28        .43        .44    .87        (.43)      --  (.43)   9.72      9.60
 2000                                        10.10        .43       (.83)  (.40)       (.42)      --  (.42)   9.28     (4.02)

Class C (10/94)
 2004                                         9.92        .37        .14    .51        (.37)      --  (.37)  10.06      5.31
 2003                                         9.69        .40        .24    .64        (.41)      --  (.41)   9.92      6.73
 2002                                         9.64        .43        .06    .49        (.44)      --  (.44)   9.69      5.20
 2001                                         9.20        .44        .45    .89        (.45)      --  (.45)   9.64      9.89
 2000                                        10.02        .44       (.82)  (.38)       (.44)      --  (.44)   9.20     (3.87)

Class R (12/86)
 2004                                         9.96        .44        .16    .60        (.45)      --  (.45)  10.11      6.16
 2003                                         9.73        .47        .24    .71        (.48)      --  (.48)   9.96      7.59
 2002                                         9.67        .50        .07    .57        (.51)      --  (.51)   9.73      5.96
 2001                                         9.24        .52        .43    .95        (.52)      --  (.52)   9.67     10.58
 2000                                        10.05        .52       (.82)  (.30)       (.51)      --  (.51)   9.24     (3.03)
------------------------------------------------------------------------------------------------------------------------------


                                                  Ratios/Supplemental Data
Class (Inception Date)                   -----------------------------------------
                                                               Ratio of
                                                                    Net
                                                   Ratio of  Investment
                                          Ending   Expenses   Income to
                                             Net to Average     Average  Portfolio
                                          Assets        Net         Net   Turnover
Year Ended February 28/29,                 (000)  Assets(c)   Assets(c)       Rate
-----------------------------------------------------------------------------------

Class A (9/94)
 2004                                    $28,720        .94%       4.25%        22%
 2003                                     21,751        .95        4.62         14
 2002                                     19,878        .94        4.96         16
 2001                                     18,433        .95        5.27         13
 2000                                     16,814        .96        5.17         15

Class B (3/97)
 2004                                      7,976       1.68        3.49         22
 2003                                      8,031       1.70        3.87         14
 2002                                      6,588       1.69        4.21         16
 2001                                      4,198       1.70        4.52         13
 2000                                      3,730       1.71        4.42         15

Class C (10/94)
 2004                                     11,025       1.48        3.69         22
 2003                                      9,703       1.50        4.07         14
 2002                                      6,614       1.49        4.42         16
 2001                                      6,591       1.50        4.71         13
 2000                                      4,730       1.51        4.63         15

Class R (12/86)
 2004                                     65,483        .73        4.45         22
 2003                                     66,545        .75        4.83         14
 2002                                     69,034        .74        5.16         16
 2001                                     68,208        .75        5.47         13
 2000                                     66,055        .76        5.35         15
-----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.


(b)Total returns are calculated on net asset value without any sales charge and are not annualized.


(c)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2004 are .93%, 1.68%, 1.48% and .72% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.25%, 3.50%, 3.70% and 4.45% for classes A, B, C and R, respectively.



Section 5  Financial Highlights

Nuveen Massachusetts Insured Municipal Bond Fund



Class                                                  Investment Operations         Less Distributions
(Inception Date)                                   ----------------------------  --------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                     Ending
                                         Beginning        Net Investment                Net                     Net
                                         Net Asset Investment       Gain         Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)   Total     Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2004                                       $10.54       $.43      $ .19  $ .62       $(.44)   $  --  $(.44) $10.72      6.03%
 2003                                        10.36        .45        .23    .68        (.47)    (.03)  (.50)  10.54      6.74
 2002                                        10.30        .50        .07    .57        (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77        .49        .55   1.04        (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59        .50       (.81)  (.31)       (.50)    (.01)  (.51)   9.77     (2.95)

Class B (3/97)
 2004                                        10.55        .35        .19    .54        (.36)      --   (.36)  10.73      5.24
 2003                                        10.37        .38        .23    .61        (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31        .42        .07    .49        (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78        .42        .55    .97        (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59        .43       (.81)  (.38)       (.42)    (.01)  (.43)   9.78     (3.59)

Class C (9/94)
 2004                                        10.53        .37        .19    .56        (.38)      --   (.38)  10.71      5.43
 2003                                        10.35        .40        .22    .62        (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28        .44        .08    .52        (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75        .44        .54    .98        (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56        .45       (.81)  (.36)       (.44)    (.01)  (.45)   9.75     (3.43)

Class R (12/86)
 2004                                        10.56        .45        .20    .65        (.46)      --   (.46)  10.75      6.30
 2003                                        10.38        .48        .22    .70        (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31        .52        .08    .60        (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78        .51        .55   1.06        (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59        .52       (.80)  (.28)       (.52)    (.01)  (.53)   9.78     (2.68)
-------------------------------------------------------------------------------------------------------------------------------


Class                                            Ratios/Supplemental Data
(Inception Date)                         ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2004                                    $21,179       .93%       4.11%        36%
 2003                                     23,212       .93        4.36         18
 2002                                     16,970       .95        4.78         23
 2001                                     14,669      1.05        4.92          8
 2000                                     11,984      1.01        4.99         10

Class B (3/97)
 2004                                      7,183      1.68        3.37         36
 2003                                      6,361      1.68        3.59         18
 2002                                      3,574      1.69        4.03         23
 2001                                      2,308      1.80        4.17          8
 2000                                      1,550      1.76        4.23         10

Class C (9/94)
 2004                                     12,879      1.48        3.56         36
 2003                                     12,935      1.48        3.79         18
 2002                                      5,940      1.49        4.25         23
 2001                                      1,667      1.60        4.37          8
 2000                                      1,355      1.56        4.42         10

Class R (12/86)
 2004                                     54,344       .73        4.31         36
 2003                                     56,496       .73        4.58         18
 2002                                     54,719       .75        4.98         23
 2001                                     53,878       .85        5.12          8
 2000                                     51,039       .81        5.17         10
----------------------------------------------------------------------------------





(a)Per share Net Investment Income is calculated using the average daily shares method.


(b)Total returns are calculated on net asset value without any sales charge and are not annualized.


(c)After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are .92%, 1.67%, 1.47% and .72% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 4.12%, 3.37%, 3.57% and 4.32% for classes A, B, C and R, respectively.



                                                Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Massachusetts


                       Massachusetts' economy is finally moving from recession to recovery and is expected to pick up steam in the second half of 2004. Despite the lack of job growth, production in the State has been on the rise - up a solid 5.2% annually - boosted primarily by the rebound in state exports, particularly by the State's key chemical and computers/electronics sectors. Also, Massachusetts attracted nearly $6.8 billion in defense contracts in 2003 with over $138 million alone awarded to Raytheon to build weapons systems for three new U.S. Navy destroyers. State government tax receipts also posted a solid 7.5% growth over 2003 and suggest that job numbers may continue to improve over the coming months. However, stronger job gains are necessary to sustain medium term growth, and Massachusetts businesses have been slow to increase hiring. Longer term, high business and living costs and below average demographic trends may slow down growth.



                       Massachusetts' unemployment rate declined to 5.2% in May 2004, down substantially from 5.8% in May 2003, and below the national average of 5.6% in May 2004. Per capita income was among the highest in the nation at $39,815 in 2003, which was 126% of the national average of $31,632. On June 15, 2004, House and Senate budget negotiators reached agreement on the fiscal 2005 budget, which eliminates a $1.5 billion budget gap and is the first budget in several years that does not include severe cuts in popular programs and services or a broad-based tax increase, but does contain some modest spending increases in education and criminal justice and draws down about $670 million from rainy-day reserves.



                       The cost of the Central Artery/Ted Williams Tunnel Project (the "Big Dig") is currently pegged at $14.6 billion. The first segment, the I-90 extension to the Ted Williams tunnel, opened on January 20, 2003, and the northbound lanes of I-93 opened March 29, 2003. The southbound lanes of I-93 opened on December 20, 2003. All are reported to be operating smoothly. The project is about 90% complete, with total project completion scheduled for May 2005. As construction winds down, the possibility of additional cost overruns is greatly diminished. Any additional cost overruns are the sole responsibility of the Commonwealth, as the federal share has now been capped.



                       As of May 27, 2004, the State's general obligation bonds were rated Aa2 and AA- by Moody's and Standard & Poor's, respectively. Moody's reconfirmed its negative outlook on March 2, 2004, while Standard & Poor's reaffirmed a stable outlook on March 3, 2004. These ratings reflect the State's credit quality only


Appendix
                       and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.






                       Tax Treatment

                       The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                                                                       Appendix

Nuveen Investments Mutual Funds



Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.



Value

Nuveen Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund




Balanced


Nuveen Balanced Stock and Bond Fund


Nuveen Balanced Municipal and Stock Fund


International
Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund




Municipal Bond


National Funds




Nuveen High Yield Municipal Bond Fund


Nuveen All-American Municipal Bond Fund


Nuveen Insured Municipal Bond Fund


Nuveen Intermediate Duration Municipal Bond Fund


Nuveen Limited Term Municipal Bond Fund


State Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, and Nuveen Advisory. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the fund's investments is available in the annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.



You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.



The funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

1.Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com


                                                                MPR-MA-0604D NA

                                                                  June 28, 2004


NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund




Nuveen Massachusetts Municipal Bond Fund



Nuveen Massachusetts Insured Municipal Bond Fund




Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund



STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Multistate Trust II dated June 28, 2004. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.


TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-34

Investment Adviser and Investment Management Agreement..................... S-52

Portfolio Transactions..................................................... S-55

Net Asset Value............................................................ S-56

Tax Matters................................................................ S-56

Additional Information on the Purchase and Redemption of Fund Shares....... S-65

Distribution and Service Plan.............................................. S-76

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-79

Financial Statements....................................................... S-79

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1


   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:


      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.



      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.



      (3) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and exemptive orders granted thereunder.



      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.



      (5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.


      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.


      (9) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund, and formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund, and formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund, and formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.



   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.


Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.


   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.



   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate, which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.


   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities


   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non- fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.


Insurance


   Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Insured Funds") will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Insured Funds do not currently maintain a policy of Portfolio Insurance. The Insured Funds may in the future obtain policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Insured Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Insured Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's or AAA by S&P or Fitch. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.



   The Insured Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's, S&P or Fitch should downgrade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's, S&P or Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.



   In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.


   Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

   In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value generally cannot be estimated.


   Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.

   One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of Nuveen Advisory, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.

   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.


   If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance from an insurer whose claims-paying ability is rated Aaa or AAA, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that an Insured Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.


   Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.


   Each Portfolio Insurance policy will be non-cancelable and will remain in effect so long as an Insured Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate as to any Municipal Obligation that has been redeemed from or sold by a Fund on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate as to such Municipal Obligation on the business day immediately following such payment date. Each policy will terminate as to all Municipal Obligations covered thereby on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.

   One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of Nuveen Advisory, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.

   The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.


   Each Insured Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.


   Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.


   The portfolio turnover rates for the 2003 and 2004 fiscal year-ends of the Funds were:



                                                            FISCAL YEAR
                                                            2003  2004
                                                            ----  ----
           Nuveen California Municipal Bond Fund...........  25%   28%
           Nuveen California Insured Municipal Bond Fund...  25    14
           Nuveen Connecticut Municipal Bond Fund..........  19     8
           Nuveen Massachusetts Municipal Bond Fund........  14    22
           Nuveen Massachusetts Insured Municipal Bond Fund  18    36
           Nuveen New Jersey Municipal Bond Fund...........   6    17
           Nuveen New York Municipal Bond Fund.............  23    12
           Nuveen New York Insured Municipal Bond Fund.....  21    10


When-Issued or Delayed-Delivery Securities


   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States


   As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.





Factors Pertaining to California



   Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The California Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California Municipal Obligations.



   California's credit outlook has improved recently, however, it still maintains the lowest credit ratings of any state in the U.S. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview


   California's economy, the largest in the nation, has been showing increasing signs of an economic recovery. The State's unemployment rate has declined to 6.2% in May 2004 from 6.8% in May 2003, compared to the national rate of 5.6% in May 2004. California's per capita income was $33,749 in 2003 compared to the national average of $31,632. In May 2004, California added 23,600 jobs - non-farm payroll employment was up 110,200 over the level of May 2003, a 0.8% increase.



   Other economic indicators, such as personal income growth, are stronger statewide than at the national level. California personal income grew 4.5% in the first quarter of 2004 over the prior year. Personal income growth has consistently outpaced that of the nation since the second quarter of 2002. The State's budget situation benefits from this growth, since personal income taxes represent approximately 48% of general fund revenues.



Constitutional Limitations on Taxes, Other Charges and Appropriations


   Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as Proposition 13. Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit. It also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" that were not dedicated to a specific use.



   Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax that was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.



   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



   The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments and, for this reason, some ratings of California cities and counties have been, and others may be, reduced.



   Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most state subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



   "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4 billion under the limit for fiscal year 1997-98.



   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



Obligations of the State of California


   Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the general fund after support of the public school system and public institutions of higher education. As of June 30, 2003, the State had outstanding approximately $29.6 billion of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State's general fund.



Recall of Governor Davis


   On October 7, 2003, California voters removed Governor Gray Davis from office in a recall election and replaced him with actor Arnold Schwarzenegger, who assumed the Governor's office on November 17, 2003. Among Schwarzenegger's many campaign promises was the elimination of the budget deficit. After being elected, he successfully had the state legislature approve Propositions 57 and 58 for a voter referendum. These initiatives provided for, among other things, the issuance of $15 billion in Economic Recovery Bonds ("ERBs"), which would facilitate the payoff of $14 billion in Revenues Anticipation Notes and Warrants due in June 2004.



   Voters approved these referendums on March 2, 2004. Approximately $11 billion of the ERBs have been issued and the remaining portion will likely be issued at some undisclosed future date. The result of the issuance of the bonds has been to alleviate short-term liquidity stress on the State, which had contributed to previous credit downgrades.



Recent Financial Results


   General. Throughout the 1980's, the State's spending increased rapidly as its population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted, which (subject to suspension by a two-thirds vote of the legislature and the governor) guarantees local school districts and community college districts a minimum share of general fund revenues (currently about 40%).



   The principal sources of general fund revenues during fiscal year 2003 were the California personal income tax (49% of total revenues), the sales and use tax (34%), and bank and corporation taxes (10%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from general fund revenues, as a reserve to meet cash needs of the general fund, but which is required to be replenished as soon as sufficient revenues are available.

   Due to the accumulated effect of over-spending in fiscal years 2002 and 2003 and the impact of rapidly declining revenues caused primarily by the stock market's decline, the State ended fiscal year 2003 with a general fund balance of -$13.4 billion, or -20% of fiscal year 2003 revenues. This, along with a lack of appropriate measures to address the fiscal imbalance in fiscal year 2004 and an inadequate cash position, contributed to credit downgrades by the rating agencies in the second half of calendar year 2003. See Bond Ratings below.



   Fiscal year 2004 had not ended prior to the printing of this Statement of Additional Information, however, the State expects to end the year with a $2.8 billion general fund balance on a budgetary basis, due largely to the issuance of approximately $11 billion in ERBs.



   Fiscal 2005 Budget. Governor Schwarzenegger's fiscal 2005 budget addressed a projected $14 billion budget deficit through a combination of expenditure cuts, fund shifts, expenditure deferrals and borrowing. His solutions, which still must be approved by the state legislature before being enacted, do not fully resolve the structural budget deficit. The non-partisan state Legislative Analyst's Office projects that an approximate $6 billion deficit will reappear in fiscal year 2006 and an $8 billion deficit in 2007 if no action is taken.



   The Governor's fiscal 2005 budget proposes $76.7 billion in revenues and transfers compared to $77.6 billion in expenditures. The State expects to begin the fiscal year with a $2.8 billion general fund balance and end the year with a $1.9 billion balance.



Bond Ratings


   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession. In December 2002, S&P and Fitch downgraded the State's ratings from A+ to A and from AA to A, respectively. S&P changed its outlook to stable from negative at the same time, while Fitch maintained its negative outlook. The downgrades resulted from Governor Davis' announcement of a higher projected combined budget deficit of $35 billion for fiscal years 2003 and 2004. In February 2003, Moody's downgraded the State to A2 from A1, while moving its outlook from negative to stable. The State's lack of progress in addressing its large, projected budget deficit was cited by Moody's as the reason for the downgrade. Moody's also noted that its new rating reflected the possibility that the State might not resolve its structural operating deficit in fiscal year 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the California Funds invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.



   In July 2003, the State struggled to develop a fiscal 2004 budget and consequently faced imminent cash flow shortages. As a result, and due to the likelihood that an eventual budget would not adequately address the structural budget deficit, S&P downgraded the State's credit rating to "BBB" with a stable outlook.



   In December 2003, Moody's downgraded the State's rating to Baa1 with a negative outlook and Fitch downgraded it to "BBB" with a negative outlook. These downgrades resulted from the apparent low probability, at the time, of the legislature approving Governor Schwarzenegger's Propositions 57 and 58, which were to provide for the issuance of the ERBs.



   Shortly after these downgrades, the Governor was able to come to an agreement with the legislature and the Propositions were approved for the ballot. After voters approved the propositions on March 2, 2004, S&P moved its outlook to positive while maintaining the rating at "BBB."

   Moody's upgraded the State's rating to "A3" with a positive outlook on May 21, 2004 as a result of the improved cash situation, strengthening economy and increasing prospects for progress in reducing the structural deficit.



Legal Proceedings


   The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions that would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers of California Municipal Obligations


   There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the legislature enacted measures to provide for the redistribution of the State's general fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's general fund was budgeted at approximately 75% of general fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State general fund support for school districts, the 1992-1993 and 1993-1994 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.



   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June 1997, in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.



   Assessment Bonds. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

   California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time that challenges the constitutionality of such lease arrangements.



Other Considerations


   The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and only resumed such ratings on a selective basis.



   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes, or other revenue-raising measures, or that would further limit or, alternatively, increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the California Funds may invest, future allocations of state revenues to local governments, or the abilities of state or local governments, to pay the interest on, or repay the principal of, such California Municipal Obligations.



   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the California Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or (iii) the federal or state government to appropriate sufficient funds within its respective budget limitations.



Factors Pertaining to Connecticut



   Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations in the Connecticut Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. Connecticut's economy is emerging from recession with employment stabilizing in the manufacturing sector after six years of contraction and the recovery of the financial market and tech industry. Defense spending is growing faster than expected with Connecticut drawing over $8 billion in defense contracts in 2003, second only to the Pentagon in Virginia. The State's fiscal economy is showing improvement, as well, after two years of recession in which state tax revenues dropped sharply, depleting reserves and contributing to a substantial budget shortfall. Revenues have improved a solid 8.4% for fiscal year 2004 from the prior year, led by a 19% increase in income tax collections. The State is now expecting to end the year with a small $51.1 million operating surplus. Debt per capita is the highest in the nation and is expected to remain high due to a substantial additional amount of planned bond issuance going forward.



   Connecticut residents earn well above the national average with a per capita income of $43,173, which is approximately 136% of the national average of $31,632. Connecticut's average unemployment rate in May 2004 was 4.6% compared to the national average of 5.6% in May 2004 and the State's 5.4% average in May 2003.



   Scandal in the Governor's office forced resignation of three-term governor, John Rowland, a Republican. Rowland announced he would officially step down as governor on July 1, facing corruption allegations and a special state legislative panel considering impeachment. Lieutenant Governor Jodi Rell, also a Republican, will replace Rowland on that date and complete the remainder of the current term, which concludes in January 2007. Moody's reports that it does not expect the transition to have any immediate impact on state credit fundamentals.



   Litigation. The State, its units, and employees are parties to several legal proceedings that may normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. There are several legal proceedings in which the State is involved that may be adversely decided against the State. It is unknown what effect, if any, these adverse decisions may have on future state expenditures or revenue sources.



   Ratings. As of June 21, 2004, Connecticut's general obligation debt carried ratings of AA by S&P, Aa3 by Moody's, and AA by Fitch. Moody's downgraded to Aa3 from Aa2 on July 2, 2003, having revised the outlook to WatchList Negative from Negative on February 5, 2003. S&P revised the outlook to Stable from Negative on September 26, 2003. Both S&P and Moody's Stable outlooks reflect the expectation that the State will continue to make appropriate adjustments to achieve structural budget balance in the event the economic recovery falls short of expectations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of Connecticut Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Municipal Obligations.



Factors Pertaining to Massachusetts



   Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on the Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Municipal Obligations in the Massachusetts Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. The Massachusetts economy, like the national economy, is finally moving from recession to recovery and is expected to continue to improve in the second half of 2004. The robust employment growth the Commonwealth enjoyed throughout the late 1990's has subsided, but job creation is beginning to strengthen driven by high technology recovery, expansion in the biotech industry, and financial market recovery. Defense continues to play an important role, attracting $6.8 billion in defense contracts in fiscal 2003. Unemployment remains below the national average, registering 5.2% in May 2004 versus the national rate of 5.6% for the same month, and below the May 2003 state level of 5.8%. Per capita income levels remained high at approximately $39,815 in 2003, placing Massachusetts third among the states. Debt levels are among the highest in the nation on a per capita basis, as well, but are manageable in relation to the Commonwealth's above average income levels. With the Central Artery Project yet to be completed, debt continues to be a credit concern, albeit as construction winds down, the possibility of additional cost overruns is greatly diminished.



   The Massachusetts economy is fairly concentrated in the eastern portion of the Commonwealth, with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate as fully and continue to be hampered by higher unemployment, lower per capita income, and stagnant property values.



   Central Artery/Tunnel Project. Massachusetts' budget for completion of the Central Artery/Tunnel Project (also referred to as the "Big Dig") is $14.6 billion, including about $335 million for contingencies. Federal dollars for the project are capped at $8.5 billion. In 1983, construction began on the project and involved the depression and widening of Boston's Central Artery (Interstate 93), which connects the city's downtown area to the City of Cambridge. In addition, the project included the widening of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. The I-90 extension to the Ted Williams Tunnel and the East Boston/Logan Airport lanes of I-93 opened in 2003 and are reported to be operating smoothly. Current projected opening dates include complete southbound lane openings of I-93 by February 2005 and substantial completion of the entire project by May 2005. As of December 31, 2003, construction was approximately 92% complete.



   Recent Financial Results. State tax receipts are encouraging for fiscal 2004, increasing after a three-year slump. In March 2004, fiscal year-to-date revenues were up 4.2% reflecting legislative changes on corporate taxes and increased personal income taxes. The upturn in state revenues also suggests that job numbers may continue to improve in the coming months.



   2005 Fiscal Year Budget. House and Senate budget negotiators reached accord on Governor Mitt Romney's $24 billion fiscal 2005 budget plan on June 15, 2004. The budget eliminates a $1.5 billion shortfall, but does not include a broad-based tax increase. It is the first budget in several years that does not include severe cuts in popular programs and services, but does contain some modest spending increases in education, human services and criminal justice, and draws down about $670 million from rainy-day reserves. The full House and Senate still must approve the budget compromise, and Romney has the power to veto all or part of the measure. The new fiscal year begins July 1, and Romney and legislators are confident that a final budget plan will be in place by then.



   Debt Ratings. As of June 21, 2004, Moody's maintained its Aa2/Negative outlook reflecting the Commonwealth's high debt burden and slower pace of economic recovery. S&P and Fitch maintained their AA- ratings on the Commonwealth's general obligation debt. S&P's outlook remains Stable and reflects the anticipation that the Commonwealth will continue to balance operations on an ongoing basis and that reserves will be rebuilt. The major rating agencies also affirmed their Aa2, AA, and AA- ratings on the City of Boston's general obligation debt. These ratings reflect the Commonwealth's and City of Boston's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, it cannot be assumed that the City of Boston or the Commonwealth will maintain its current credit ratings.



   Cost overruns associated with the Big Dig, as well as the residual effects of the September 11, 2001 terrorist attacks, have affected the credit ratings of the entities that share the cost burden of the Project, including the Massachusetts Turnpike Authority ("MTA") and the Massachusetts Port Authority ("MassPort"). The MTA has been overseeing the $14.6 billion Big Dig and assuming operations and maintenance responsibility for the system once the pieces of the project have been completed.

Moody's downgraded the MTA's Metropolitan Highway System Senior Lien Bonds from A2 to A3 on January 23, 2003, citing concerns regarding deferrals of proposed rate increases during a period in which MTA is experiencing traffic and revenue declines and increased security costs as a result of the terrorist attacks. Fitch downgraded its ratings from A to BBB+ on October 23, 2002, citing similar concerns. In the weeks immediately following the terrorist attacks, Moody's maintained its Aa3 rating on MassPort's outstanding debt obligations but revised its outlook to "negative" from "stable," citing expectations that MassPort would continue to face financial pressures due to its substantial exposure to Logan International Airport. Fitch downgraded its ratings on MassPort's debt obligations from AA to AA-, and Standard & Poor's lowered its ratings from AA- to A+, both citing a number of the same concerns. These ratings reflect the credit quality of MTA and Massport only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, there can be no assurance that these entities will maintain their current credit ratings.



   A major initiative proposed by the Senate and approved by Governor Romney and the House would merge three divisions under the Transportation Office - roadways, transit, and airports and ports. The MTA would merge with the Massachusetts Highway Department and with Massport among other related authorities. Currently, major decisions about capital projects are made piecemeal - the Big Dig was an exception - rather than in a comprehensive way. The reforms proposed by the Senate are expected achieve savings and eliminate inefficiency by reducing overlap and through integrated transportation planning that might attract better financing and project management.



   In the late 1980's and early 1990's, the Commonwealth and certain of its public bodies and municipalities faced serious financial difficulties that affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges are being addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Municipal Obligations in the Massachusetts Funds. Should there be during the term of the Massachusetts Funds a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Municipal Obligations in the Massachusetts Funds and interest income to the Massachusetts Funds could be adversely affected.



   Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of June 30, 2003 was approximately $30 billion.



   Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities. Starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth. The Commonwealth continues its demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels. In addition, Medicaid expenditures have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.



   As a result of comprehensive legislation approved in January 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. In April 2002, the acting governor and legislative leaders agreed to a new schedule that would extend amortization of the unfunded pension liability from June 2018 to June 2023.



   Litigation. The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the Commonwealth arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of state and federal laws. Adverse judgments in these matters generally could result in the expenditure of the Commonwealth's funds. However, the Commonwealth is unable to estimate its total exposure to these claims.



   Tax Limitation Measures. The Commonwealth and its cities and towns operate under certain revenue-raising limitations. Proposition 21/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the Commonwealth and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.



   Other Issuers of Massachusetts Obligations. There are a number of agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Municipal Obligations.



Factors Pertaining to New Jersey



   Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and believed to be accurate. It is based in part on information obtained from various state and local agencies in New Jersey or contained in official statements for various New Jersey Municipal Obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New Jersey Municipal Obligations in the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. The New Jersey economy, like the national economy, is emerging from recession. New Jersey recorded a 4.9% unemployment rate in May 2004, lower than the national rate of 5.6% for the same month. This is down from a recent high of 6.1% for the State recorded in July 2003. Finance, services and wholesale trade are displaying growth, while weakness in manufacturing continues. New Jersey remains one of the country's wealthiest states, ranking second among the states in per capita income at $40,427 in 2003. This figure represents 128% of the national average of $31,632



   Recent Financial Results. New Jersey, like many states, has struggled with tax receipts failing to meet projections. The fiscal year 2003 budget addressed a projected $6 billion shortfall through expenditure reductions and by raising cigarette taxes, restructuring corporate income taxes, and borrowing against tobacco settlement proceeds. Fiscal year 2004's projected deficit of $5 billion was closed with an increase in cigarette taxes (up 55 cents a pack to $2.05 a pack, the highest in the nation), as well as increases in hotel and casino taxes. Also, $1.5 billion of tobacco settlement securitization was utilized.



   2005 Fiscal Year Budget. On February 23, 2004, the Governor released his budget proposal for fiscal year 2005. It calls for spending of $26.3 billion and includes numerous tax hikes, including an income tax hike on residents earning in excess of $500,000 annually and another cigarette tax hike. It also proposes borrowing in excess of $1.5 billion to fund current operations. As of June 22, 2004, the budget had not yet passed, but was expected to shortly.



   Debt Levels. State debt levels in New Jersey have increased by 60% since 1996. Most of this growth has occurred in appropriation-backed debt issued by various state agencies. According to a 2003 Moody's report, New Jersey ranked fourth nationwide in net tax-supported debt per capita at $2,110 (Moody's median: $838) and fourth in total gross tax supported debt at $20.7 billion.



   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of state and federal laws. Adverse judgments in these matters generally could result in the expenditure of state funds. However, the State is unable to estimate its total exposure to these claims.



   In October 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash.



   Various New Jersey solid waste issuers have encountered financial difficulty in meeting debt service obligations in recent years. Although the State has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the solid waste sector remain.



   On December 28, 2000, a suit was filed (the Lonegan Case) challenging the constitutionality of various state statutes that authorize various state authorities and instrumentalities to issue bonds payable by annual appropriations under a contract with such authority or instrumentality. Following several appeals, the New Jersey Supreme Court rendered an opinion in favor of the State on April 9, 2003, upholding the legality of appropriation-backed debt.



   Debt Ratings. In March 2002, Moody's downgraded New Jersey's general obligation bonds to Aa2 from Aa1, citing "the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan." On March 10, 2004, Moody's placed the State's Aa2 rating on its Watchlist for a possible downgrade, citing the recurring structural imbalance in the State's budget. In May 2002, Fitch downgraded its rating of the State to AA from AA+, citing a number of the same budget concerns. On June 4, 2002, S&P downgraded its rating on the State's general obligation debt from AA+ to AA, citing rapid declines in state tax revenues and ongoing concerns regarding the State's budget imbalance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New Jersey Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of New Jersey Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of New Jersey Municipal Obligations.



Factors Pertaining to New York



   Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting the State of New York and governmental bodies within the State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State, by its various public bodies (the "Agencies"), and by other entities located within the State, including the New York City (the "City"), in connection with the issuance of their respective securities. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   (1) The State: Due in part to the events of September 11, 2001, the downturn in the State was more severe than the economic slowdown that plagued the nation. However, the State is emerging from recession, as is the nation as a whole. For May 2004, the State recorded an unemployment rate of 5.8%, slightly above the national average of 5.6%. This is down from a recent high of 6.6% for the State, recorded in January 2004.



   Disparities between the performance of the upstate and downstate economies remain. Throughout recent years, improvement in the upstate economy has not been as pronounced as in downstate areas, like the City, because many upstate communities did not participate as fully in the economic expansion of the late 1990s.



   New York State remains one of the wealthier states in the nation. The State's 2003 per capita personal income was $36,574, which is approximately 116% of the national average of $31,632.



   Indebtedness. As of March 31, 2003, the total amount of State general obligation debt stood at $4 billion. The State's general obligation debt is voter approved. In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to

$4.7 billion in bonds plus amounts necessary to fund capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.



   Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from state appropriations. As of March 31, 2003, there were $35.3 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC.



   Budget. On January 20, 2004, Governor Pataki presented his $99.8 billion proposed budget for fiscal year 2005. It addressed a potential $5.1 billion shortfall primarily through expenditure reductions, targeted tax and fee hikes, as well as some non-recurring revenue actions. As of June 22, 2004, a formal budget has not been adopted. Appropriations for payments on the State's debt obligations for fiscal year 2005 were made in a separate bill signed March 31, 2004. This is the 20/th/ consecutive year that the New York State budget has not been adopted on time.



   Debt Ratings. Moody's and Standard & Poor's have maintained their A2 and AA ratings on the State's general obligation debt. However, on May 16, 2003, Standard &Poor's changed its outlook on the State's rating to "negative" from "stable." In addition, on June 5, 2003, Fitch lowered its rating from AA to AA-, citing the structural imbalance in the State's budget. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   (2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income, and retail sales, may have an impact on the State.



   The tragic events of September 11, 2001, had a detrimental impact on the City's economy. Approximately 25 million square feet of prime commercial real estate in lower Manhattan was either damaged or destroyed, with more than 1,300 businesses directly harmed. The FIRE (finance, insurance, and real estate) sector was the most affected due to its concentration in the area immediately surrounding the World Trade Center ("WTC"). Tourism related industries were also severely affected by the terrorist attacks because of a substantial decline in the number of tourists visiting the City. A large number of job losses occurred in airline travel, lodging, museums, and various retail establishments throughout the City.



   Recovery, clean up, and repair efforts at the WTC site resulted in substantial expenditures by the City. However, the federal government has largely reimbursed the City for its direct costs connected to the response and remediation of the WTC site. The federal government has also committed assistance for costs such as transit improvements, road reconstruction, and grants to businesses and residents in lower Manhattan. The $21 billion assistance package also contains $5.5 billion for economic stimulus programs including expanded tax credits, increased depreciation deductions, and the authorization of tax-exempt private activity bonds in lower Manhattan. The timeframe for total disbursement of the financial commitment proposed by the President and Congress cannot be estimated.



   Following an overall improvement in the City's economy throughout the late 1990's, the City fell into recession in 2001. The tragic events of September 11 exasperated this already unfolding trend.

The falloff in tax revenues caused by the recession led to deficits in the City budget in fiscal years 2002, 2003, and 2004. The City responded by cutting expenditures, increasing taxes and borrowing through the Transitional Finance Authority to balance its budget. Led in part by recoveries in the financial services and tourism industries, the City's employment outlook has stabilized and is expected to end 2004 with an increase in total employment.



   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the state legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).



   Pursuant to state law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million, or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by state law to exercise certain powers, including prior approval to City financial plans, proposed borrowings and certain contracts. Unless extended, the Control Board will sunset on July 1, 2008.



   The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that state budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.



   Indebtedness. The City and related organizations issue debt to fund capital and other improvements in the City.



   New York City General Obligation Debt. The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on the City's term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the State Constitution to 10% of the average of five years' full valuations of taxable real estate.



   Municipal Assistance Corporation. Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City, nor a creditor of the City, has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax, and certain per capita aid subject in each case to appropriation by the state legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service requirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only. The City expects to refinance the outstanding MAC debt with a new program secured by state sales tax revenues during fiscal year 2005.



   New York City Municipal Water Finance Authority. Established in 1985, the New York City Municipal Water Finance Authority ("MWFA") issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.

   New York City Transitional Finance Authority. The New York Transitional Finance Authority ("TFA") was created by legislative act in March 1997 ("1997 Act") to assist the City in funding its capital program. Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. The 1997 Act was amended in June 2001 to increase the aggregate amount of authorized debt issuance to $11.5 billion. In September 2001, the 1997 Act was amended to allow TFA to issue an additional $2.5 billion in recovery bonds and notes in response to the City's financing needs after the events of September 11, 2001. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City, nor a creditor of the City, has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.



   New York City Tobacco Settlement Asset Securitization Corporation. The New York City Tobacco Settlement Asset Securitization Corporation ("TSASC") was created in November 1999 to further assist the City in funding its capital programs. TSASC is a special-purpose, bankruptcy-remote, not-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds issued by TSASC are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to the City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State or the City. Furthermore, neither the revenues nor the taxing power of the State or the City is pledged towards debt service payments.



   As of June 30, 2003, the City had $29.7 billion in general obligation debt outstanding. Related City issuers--MAC, TFA, and MWFA--had $2.2 billion, $12.0 billion, and $12.7 billion in revenue bonds outstanding, respectively. As of June 30, 2003, $1.3 billion in TSASC debt remained outstanding.



   Debt Ratings. As of June 1, 2004, Moody's, S&P, and Fitch have maintained their A2, A, and A+ ratings, respectively, on the City's general obligation debt. All three agencies have restored their outlooks to "stable" from "negative", citing progress made on restoring structural balance to the City's budget. These ratings reflect the City's credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the City will maintain its current credit ratings.



   In addition, the agencies have rated MAC obligations Aa1, AA+, and AA, respectively. TFA obligations are rated Aa2, AA+, and AA+, respectively. The credit ratings for both MAC and TFA reflect historically strong coverage levels and the fundamental strengths of both programs. Debt obligations of MWFA have been assigned ratings of Aa2, AA, and AA by the rating agencies. TSASC obligations have been assigned ratings of Baa3, BBB, and BBB, respectively, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. Ratings on TSASC bonds were lowered by all three rating agencies in 2003 due to concerns about tobacco company litigation. Moody's further reduced its rating on TSASC twice in 2004 in response to the Freedom Holdings case, which challenges provisions of the tobacco Master Settlement Agreement. These ratings reflect these entities' credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that these entities will maintain their current credit ratings.

   The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a materially adverse effect upon the City's ability to carry out its financial plan. As of June 30, 2003, the City estimated its potential future liability on outstanding claims to be $4.5 billion.



   (3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties that could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.



   Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would likely have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.



   As of March 31, 2003, the State reported that its public benefit corporations had an aggregate of $55.7 billion of outstanding debt, some of which was state-supported and state-related debt.



   (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.



   Freedom Holdings, Inc. v. Spitzer. On January 6, 2004, the US 2/nd/ District Court reinstated part of Freedom Holdings, Inc. v. Spitzer, a lawsuit challenging New York State's Contraband Statutes as a violation of anti-trust law. The Contraband Statutes are an enforcement mechanism under the tobacco Master Settlement Agreement ("MSA"). Should the plaintiffs ultimately prevail, portions of the revenues that support various tobacco settlement securitizations in the State could be impacted. As a result of the reinstatement of the lawsuit, Moody's reduced its ratings on most unenhanced New York tobacco securitizations to Ba1. S&P and Fitch have not taken any rating actions at this time. No trial date has been set and the ultimate outcome of this case cannot be predicted.



   (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State does have some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.



   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for Yonkers ("EFCB") by the State in 1984. Consequently, the State supervised the financial affairs of Yonkers by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.



   In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp. was created, and imposed a 1996 budget plan upon the City of Troy, New York. A similar municipal assistance corporation has also been established for the City of Newburgh and is expected to remain in existence until 2004. In addition, several other cities in the State, including Utica, Rome, Schenectady, Syracuse, and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.



   Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers Chairman and CEO, Frank Zarb, as special advisor to Nassau in March 2000. Mr. Zarb, in conjunction with the State created the Nassau Interim Finance Authority ("NIFA"). NIFA serves as a temporary financing mechanism that has aided Nassau in restructuring its excessive amount of outstanding debt. The State has also covenanted to provide an estimated $100 million of transitional aid over a 5-year period, which is contingent on Nassau officials implementing budget balancing actions to address Nassau's ongoing budget difficulties. In April 2001, newly elected County Executive Thomas Suozzi unveiled a four year financial plan designed to aid Nassau regain its financial stability. The multi-year financial plan has been approved by NIFA, which will continue to monitor the County's financial progress. As a result of the implementation of the financial recovery plan, the Nassau's ratings have been upgraded several times. Moody's currently rates Nassau Baa1 and has placed it on its Watchlist for a possible upgrade. S&P has raised its ratings on Nassau from BBB- to BBB+. Fitch upgraded Nassau from BBB+ to A- in March 2004 and maintains a positive outlook.



   Fiscal difficulties experienced by the City of Buffalo resulted in the creation of the Buffalo Fiscal Stability Authority, a state control board, in July 2003. The Authority provides ongoing oversight and monitoring of financial results and debt issuance of the City. The City has submitted a four year recovery plan and expects to have structurally balanced operations by 2008. Moody's currently rates the City of Buffalo Baa3 with a negative outlook. S&P rates Buffalo BBB- with a stable outlook.



   Certain proposed federal expenditure reductions could reduce or, in some cases, eliminate federal funding of some local programs and, accordingly, might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.



   If the State, the City, or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Funds, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing state assistance in the future.



   (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.


Hedging and Other Defensive Actions


   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.



   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.



   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.



   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:


      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.


      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.


      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.


      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund's fees and expenses.

   U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

   --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

   --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

   --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

      Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

      Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

      Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund's fees and expenses.

      Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.


      Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers


   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 12, one of whom is an "interested person" (as the term is defined in the 1940 Act) and 11 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*   Chairman of the      Chairman and Director (since 1996)         144
3/28/49                    Boards and Trustee   of Nuveen Investments, Inc.,
333 West Wacker Drive      1996                 Nuveen Investments, LLC, Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chairman and Director (since 1997)
                                                of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Asset Management, Inc.; Chairman
                                                (since 2002) of Nuveen Investment
                                                Advisers Inc.

--------

  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Advisory.

                                                                                   Number of
                                                                                  Portfolios
                      Positions and Offices                                         in Fund
                          with the Trust            Principal Occupations           Complex
   Name, Birthdate    and Year First Elected    Including Other Directorships     Overseen by
     and Address           or Appointed            During Past Five Years           Trustee
   ---------------    ----------------------    -----------------------------     -----------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner            Trustee         Private Investor and Management          144
8/22/40                      1996            Consultant.
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown            Trustee         Retired (since 1989) as Senior Vice      144
7/29/34                      1996            President of The Northern Trust
333 West Wacker Drive                        Company; Director (since 2002)
Chicago, IL 60606                            Community Advisory Board for
                                             Highland Park and Highwood,
                                             United Way of the North Shore.

Jack B. Evans                Trustee,        President, The Hall-Perrine              144
10/22/48                     2003            Foundation, a private philanthropic
333 West Wacker Drive                        corporation (since 1996); Director,
Chicago, IL 60606                            Alliant Energy; Director and Vice
                                             Chairman, United Fire & Casualty
                                             Company; formerly, Director,
                                             Federal Reserve Bank of Chicago;
                                             formerly, President and Chief
                                             Operating Officer, SCI Financial
                                             Group, Inc., a regional financial
                                             services firm.

William C. Hunter**          Trustee,        Dean and Distinguished Professor         144
3/6/98                       2004            of Finance, School of Business at
333 West Wacker Drive                        the University of Connecticut (since
Chicago, IL 60606                            2002); previously, Senior Vice
                                             President and Director of Research
                                             at the Federal Reserve Bank of
                                             Chicago (1995-2003); Director (since
                                             1997), Credit Research Center at
                                             Georgetown University; Director of
                                             Xerox Corporation (since 2004).

--------

 **Trustee Hunter was appointed to the Nuveen Funds' Board in 2004.

                                                                                      Number of
                                                                                     Portfolios
                        Positions and Offices                                          in Fund
                            with the Trust             Principal Occupations           Complex
    Name, Birthdate     and Year First Elected     Including Other Directorships     Overseen by
      and Address            or Appointed             During Past Five Years           Trustee
    ---------------     ----------------------     -----------------------------     -----------

Anne E. Impellizzeri***        Trustee         Retired; formerly, Executive Director     144
1/26/33                        1996            (1998-2001) of Manitoga (Center for
333 West Wacker Drive                          Russel Wright's Design with
Chicago, IL 60606                              Nature); formerly, President and
                                               Chief Executive Officer of Blanton-
                                               Peale Institute; prior thereto, Vice
                                               President, Metropolitan Life
                                               Insurance Co.

William L. Kissick***          Trustee,        Professor Emeritus, School of             144
7/29/32                        2003            Medicine and the Wharton School
333 West Wacker Drive                          of Management and former
Chicago, IL 60606                              Chairman, Leonard Davis Institute
                                               of Health Economics, University of
                                               Pennsylvania; Adjunct Professor,
                                               Health Policy and Management,
                                               Yale University.

Thomas E. Leafstrand***        Trustee,        Retired; previously, Vice President       144
11/11/31                       2003            in charge of Municipal Underwriting
333 West Wacker Drive                          and Dealer Sales at The Northern
Chicago, IL 60606                              Trust Company.

Peter R. Sawers***             Trustee         Adjunct Professor of Business and         144
4/3/33                         1996            Economics, University of Dubuque,
333 West Wacker Drive                          Iowa; formerly (1991-2000) Adjunct
Chicago, IL 60606                              Professor, Lake Forest Graduate
                                               School of Management, Lake Forest,
                                               Illinois; prior thereto, Executive
                                               Director, Towers Perrin Australia, a
                                               management consulting firm;
                                               Chartered Financial Analyst;
                                               Director, Executive Service Corps of
                                               Chicago a not-for-profit
                                               organization; Certified Management
                                               Consultant.

                                                                                     Number of
                                                                                    Portfolios
                        Positions and Offices                                         in Fund
                            with the Trust            Principal Occupations           Complex
    Name, Birthdate     and Year First Elected    Including Other Directorships     Overseen by
      and Address            or Appointed            During Past Five Years           Trustee
    ---------------     ----------------------    -----------------------------     -----------

William J. Schneider           Trustee         Senior Partner and Chief Operating       144
9/24/44                        1996            Officer, Miller-Valentine Group,
333 West Wacker Drive                          Vice President, Miller-Valentine
Chicago, IL 60606                              Realty, a construction company;
                                               Chair, Miami Valley Hospital; Chair,
                                               Dayton Development Coalition;
                                               formerly, Member, Community
                                               Advisory Board, National City Bank,
                                               Dayton, Ohio and Business
                                               Advisory Council, Cleveland Federal
                                               Reserve Bank.

Judith M. Stockdale            Trustee         Executive Director, Gaylord and          144
12/29/47                       1996            Dorothy Donnelley Foundation
333 West Wacker Drive                          (since 1994); prior thereto,
Chicago, IL 60606                              Executive Director, Great Lakes
                                               Protection Fund (from 1990 to
                                               1994).

Sheila W. Wellington***        Trustee,        Clinical Professor of Management,        144
2/24/32                        2003            Stern/NYU Business School (since
333 West Wacker Drive                          2003); formerly, President (1993-
Chicago, IL 60606                              2003) of Catalyst (a not-for-profit
                                               organization focusing on women's
                                               leadership development in business
                                               and the professions).

--------

***Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, current Board Members Leafstrand and Wellington will be retiring on June 30, 2004. In addition, current Board Members Impellizzeri, Kissick and Sawers, who will not then have reached the age or service period at which retirement would be called for under the retirement policy, will also be retiring on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers will each receive a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

                                                                                  Number of
                                                                                 Portfolios
                     Positions and Offices                                         in Fund
                         with the Trust            Principal Occupations           Complex
  Name, Birthdate    and Year First Elected    Including Other Directorships     Overseen by
    and Address           or Appointed            During Past Five Years           Officer
  ---------------    ----------------------    -----------------------------     -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman    Chief               Managing Director (since 2002),          144
9/9/56                    Administrative    Assistant Secretary and Associate
333 W. Wacker Drive       Officer           General Counsel, formerly, Vice
Chicago, IL 60606       1996                President and Assistant General
                                            Counsel, of Nuveen Investments,
                                            LLC; Managing Director (since
                                            2002), General Counsel (since 1998)
                                            and Assistant Secretary, formerly,
                                            Vice President of Nuveen Advisory
                                            Corp. and Nuveen Institutional
                                            Advisory Corp.; Managing Director
                                            (since 2002) and Assistant Secretary
                                            and Associate General Counsel,
                                            formerly, Vice President (since
                                            2000) of Nuveen Asset Management,
                                            Inc.; Assistant Secretary of Nuveen
                                            Investments, Inc. (since 1994);
                                            Assistant Secretary of NWQ
                                            Investment Management Company,
                                            LLC. (since 2002); Vice President
                                            and Assistant Secretary of Nuveen
                                            Investments Advisers Inc. (since
                                            2002); Managing Director, Associate
                                            General Counsel and Assistant
                                            Secretary of Rittenhouse Asset
                                            Management, Inc. (since 2003);
                                            Chartered Financial Analyst.

Michael T. Atkinson     Vice President      Vice President (since 2002),             144
2/3/66                  2000                formerly, Assistant Vice President
333 W. Wacker Drive                         (since 2000), previously, Associate
Chicago, IL 60606                           of Nuveen Investments.

Paul L. Brennan         Vice President      Vice President (since 2002),             128
11/10/66                1999                formerly, Assistant Vice President
333 W. Wacker Drive                         (since 1997), of Nuveen Advisory
Chicago, IL 60606                           Corp.; Chartered Financial Analyst
                                            and Certified Public Accountant.

                                                                                   Number of
                                                                                  Portfolios
                    Positions and Offices                                           in Fund
                        with the Trust             Principal Occupations            Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships      Overseen by
    and Address          or Appointed             During Past Five Years            Officer
  ---------------   ----------------------     -----------------------------      -----------

Peter H. D'Arrigo     Vice President and   Vice President of Nuveen                   144
11/28/67                Treasurer          Investments, LLC (since 1999), prior
333 W. Wacker Drive   1999                 thereto, Assistant Vice President
Chicago, IL 60606                          (from 1997); Vice President and
                                           Treasurer (since 1999) of Nuveen
                                           Investments, Inc.; Vice President
                                           and Treasurer (since 1999) of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President and Treasurer of Nuveen
                                           Asset Management, Inc. (since 2002)
                                           and of Nuveen Investment Advisers
                                           Inc. (since 2002); Assistant Treasurer
                                           of NWQ Investment Management
                                           Company, LLC. (since 2002); Vice
                                           President and Treasurer of
                                           Rittenhouse Asset Management, Inc.
                                           (since 2003); Chartered Financial
                                           Analyst.

Susan M. DeSanto      Vice President       Vice President of Nuveen Advisory          144
9/8/54                2001                 Corp. (since 2001); previously, Vice
333 W. Wacker Drive                        President of Van Kampen
Chicago, IL 60606                          Investment Advisory Corp. (since
                                           1998).

Jessica R. Droeger    Vice President       Vice President (since 2002),               144
9/24/64                 and Secretary      Assistant Secretary and Assistant
333 W. Wacker Drive   2000                 General Counsel (since 1998)
Chicago, IL 60606                          formerly, Assistant Vice President
                                           (since 1998) of Nuveen Investments,
                                           LLC; Vice President (since 2002) and
                                           Assistant Secretary (since 1998)
                                           formerly, Assistant Vice President of
                                           Nuveen Advisory Corp.; and
                                           Nuveen Institutional Advisory Corp.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Officer
   ---------------    ----------------------     -----------------------------      -----------

Lorna C. Ferguson       Vice President       Managing Director (since 2004),            144
10/24/45                1998                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments, LLC, Nuveen Advisory
Chicago, IL 60606                            Corp. and Nuveen Institutional
                                             Advisory Corp.

William M. Fitzgerald   Vice President       Managing Director (since 2002),            144
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 2001); Vice President of
                                             Nuveen Investments Advisers Inc.
                                             (since 2002); Chartered Financial
                                             Analyst.

Stephen D. Foy          Vice President and   Vice President (since 1993) and            144
5/31/54                   Controller         Funds Controller (since 1998) of
333 W. Wacker Drive     1997                 Nuveen Investments, LLC; Certified
Chicago, IL 60606                            Public Accountant.

J. Thomas Futrell       Vice President       Vice President of Nuveen Advisory          128
7/5/55                  1997                 Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Steven J. Krupa         Vice President       Vice President of Nuveen Advisory          128
8/21/57                 1997                 Corp.
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb           Vice President       Vice President (since 2000) of             144
3/22/63                 2000                 Nuveen Investments, LLC,
333 W. Wacker Drive                          previously Assistant Vice President
Chicago, IL 60606                            (since 1999); prior thereto, Associate
                                             of Nuveen Investments; Certified
                                             Public Accountant.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Officer
   ---------------    ----------------------     -----------------------------      -----------

Tina M. Lazar           Vice President       Vice President of Nuveen                   144
8/27/61                 2002                 Investments, LLC (since 1999); prior
333 West Wacker Drive                        thereto, Assistant Vice President
Chicago, IL. 60606                           (since 1993).

Larry W. Martin         Vice President and   Vice President, Assistant Secretary        144
7/27/51                   Assistant          and Assistant General Counsel of
333 W. Wacker Drive       Secretary          Nuveen Investments, LLC; Vice
Chicago, IL 60606       1997                 President and Assistant Secretary of
                                             Nuveen Advisory Corp. and Nuveen
                                             Institutional Advisory Corp.;
                                             Assistant Secretary of Nuveen
                                             Investments, Inc.; Assistant Secretary
                                             of Nuveen Asset Management, Inc.
                                             (since 1997); Vice President (since
                                             2000), Assistant Secretary and
                                             Assistant General Counsel (since
                                             1998) of Rittenhouse Asset
                                             Management, Inc.; Vice President
                                             and Assistant Secretary of Nuveen
                                             Investments Advisers Inc. (since
                                             2002); Assistant Secretary of NWQ
                                             Investment Management Company,
                                             LLC (since 2002).

John V. Miller          Vice President,      Vice President (since 2003),               128
4/10/67                 2004                 previously, credit analyst (since
333 West Wacker Drive                        1996) of Nuveen Advisory Corp.;
Chicago, IL 60606                            Chartered Financial Analyst.

Edward F. Neild, IV     Vice President       Managing Director (since 2002),            144
7/7/65                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997) of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 1999); Chartered Financial
                                             Analyst.

                                                                                   Number of
                                                                                  Portfolios
                      Positions and Offices                                         in Fund
                          with the Trust            Principal Occupations           Complex
   Name, Birthdate    and Year First Elected    Including Other Directorships     Overseen by
     and Address           or Appointed            During Past Five Years           Officer
   ---------------    ----------------------    -----------------------------     -----------

Daniel S. Solender       Vice President,     Vice President (since 2003) of           128
10/27/65                 2003                Nuveen Advisory Corp.; previously,
333 West Wacker Drive                        Principal and portfolio manager
Chicago, IL 60606                            with The Vanguard Group (1999-
                                             2003); prior thereto, Assistant Vice
                                             President of Nuveen Advisory Corp.;
                                             Chartered Financial Analyst.

Thomas C. Spalding       Vice President      Vice President of Nuveen Advisory        128
7/31/51                  1997                Corp. and Nuveen Institutional
333 W. Wacker Drive                          Advisory Corp.; Chartered Financial
Chicago, IL 60606                            Analyst.



   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.



   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.



   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner and William J. Schneider.



   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale.



   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence
H. Brown and Jack B. Evans.





   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale.



   The Trustees of the Trust are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 93 Nuveen closed-end funds advised by Nuveen Advisory and 6 Nuveen open-end funds and 15 Nuveen closed-end funds advised by Nuveen Institutional Advisory Corp.



   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:



                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......    $        0           over $100,000
      Lawrence H. Brown......    $        0           over $100,000
      Jack B. Evans..........    $        0           over $100,000
      William C. Hunter......    $        0                      $0
      Anne E. Impellizzeri...    $        0           over $100,000
      William L. Kissick.....    $        0           over $100,000
      Thomas E. Leafstrand...    $        0           over $100,000
      Peter R. Sawers........    $        0           over $100,000
      William J. Schneider...    $        0           over $100,000
      Judith M. Stockdale....    $        0           over $100,000
      Timothy R. Schwertfeger    $        0           over $100,000
      Sheila W. Wellington...    $        0           over $100,000



   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.


   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds.

At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.


   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 29, 2004.



                                               Amount of      Total
                                                 Total     Compensation
                                Aggregate    Compensation   from Fund
                               Compensation  that Has Been   and Fund
            Name of Trustee    From Trust/1/  Deferred/2/   Complex/3/
            ---------------    ------------  ------------- ------------
         William E. Bennett/4/    $2,241        $1,578       $ 86,817
         Robert P. Bremner....    $4,285        $  413       $103,700
         Lawrence H. Brown....    $4,482        $   --       $106,250
         Jack B. Evans........    $2,372        $  427       $ 84,833
         William C. Hunter/5/.    $   --        $   --       $     --
         Anne E. Impellizzeri.    $3,916        $2,420       $ 98,800
         William L. Kissick...    $1,625        $  304       $ 76,033
         Thomas E. Leafstrand.    $2,409        $1,286       $ 85,783
         Peter R. Sawers......    $3,964        $2,431       $ 99,250
         William J. Schneider.    $4,586        $2,906       $105,000
         Judith M. Stockdale..    $3,692        $  606       $ 98,500
         Sheila W. Wellington.    $1,627        $1,097       $ 72,333

--------

/1/The compensation paid to the independent trustees for the fiscal year ended
   February 29, 2004 for services to the Trust.



/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.



/3/Based on the compensation paid (including any amounts deferred) paid to the trustees for the one year period ending February 29, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp. ("NIAC").





/4/Mr. Bennett resigned as Trustee on April 30, 2004.



/5/Mr. Hunter became a Trustee on May 16, 2004.



Compensation



   For all Nuveen funds overseen, each trustee who is not affiliated with Nuveen Advisory receives a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, Board Members Impellizzeri, Kissick and Sawers will retire June 30, 2004. It is contemplated that these three Board Members will each receive a payment at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.



   Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.



   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.



   The following table sets forth the percentage ownership of each person, who, as of June 3, 2004, (June 4, 2004, for the Connecticut Municipal Bond Fund), owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                                Percentage
Name of Fund and Class                           Name and Address of Owner     of Ownership
----------------------                           -------------------------     ------------

Nuveen California Municipal Bond Fund                                             10.45%
  Class B Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97NB2
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

                                              UBS Financial Services Inc. FBO      6.16
                                              Florence V. Johnston TTEE
                                              Johnston Family Trust #1
                                              UTD 02/21/82
                                              4539 Perham
                                              Corona Del Mar, CA 92625-3123

Nuveen California Municipal Bond Fund                                              5.39%
  Class C Shares............................. Joseph Daou
                                              Marie Daou TRS
                                              Joseph & Marie Daou Family Trust
                                              U/A 03/11/96
                                              P.O. Box 676188
                                              Rancho Santa Fe, CA 92067-6188

                                              MLPF&S for the Benefit of its       23.26
                                              Customers
                                              Attn: Fund Admin/97GY0
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Bond Fund                                      5.48
  Class A Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97E87
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

                                              UBS Financial Services Inc. FBO      9.75
                                              Mildred D. Galli
                                              TTEE of the Mildred D. Galli
                                              Revocable Trust DTD 12/21/00
                                              48 Linden Ave.
                                              Atherton, CA 94027-2149

                                                                                  Percentage
Name of Fund and Class                            Name and Address of Owner      of Ownership
----------------------                            -------------------------      ------------

Nuveen California Insured Municipal Bond Fund                                       17.34
  Class B Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97NB3
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Bond Fund                                       21.45%
  Class C Shares............................. MLPF&S for the Benefit of its
                                              Customers
                                              Attn: Fund Admin/97GY1
                                              4800 Deer Lake Dr. E FL 3
                                              Jacksonville, FL 32246-6484

                                              Dean Witter for the Benefit of         6.02
                                              The Maniatakos Family Trust
                                              P.O. Box 250 Church Street Station
                                              New York, NY 10008-0250

Nuveen Connecticut Municipal Bond Fund                                              16.98
  Class A Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 973F5
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund                                              20.08
  Class B Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 97NC1
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Fund                                              23.07
  Class C Shares............................. MLPF&S for the Sole Benefit of its
                                              Customers
                                              Attn: Fund Admin. Sec. 97CM5
                                              4800 Deer Lake Dr. E. FL 3
                                              Jacksonville, FL 32246-6484

                                                                          Percentage
Name of Fund and Class                      Name and Address of Owner    of Ownership
----------------------                      -------------------------    ------------

Nuveen Connecticut Municipal Bond Fund
  Class R Shares........................                                     6.02%
                                         Elizabeth L. McColgin
                                         Elizabeth L. McColgin Trust
                                         U/A 07/30/85
                                         101 Hat Shop Hill Rd.
                                         Bridgewater, CT 06752-1238

                                         Edward D. Jones and Co. F/A/O      11.46
                                         Philip Thomas Bernard
                                         EDJ# 144-01636-1-4
                                         P.O. Box 2500
                                         Maryland Heights, MO 63043-8500

                                         Richard M. Timberlake              10.20
                                         1/2 Bolling Pl. Apt. 208
                                         Greenwich, CT 06830-6540

                                         UBS Financial Services Inc. FBO     6.29
                                         Caren L. Schwartz
                                         320 Flintlock Rd.
                                         Southport, CT 06890-1079

Nuveen Massachusetts Municipal Bond Fund                                    26.76
  Class B Shares........................ MLPF&S for the Benefit of its
                                         Customers
                                         Attn: Fund Admin/97NB5
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                         Lehman Brothers, Inc.               5.18
                                         834-64898-11
                                         70 Hudson Street
                                         7th Floor
                                         Jersey City, NJ 07302-4585

Nuveen Massachusetts Municipal Bond Fund                                    17.02
  Class C Shares........................ MLPF&S for the Benefit of its
                                         Customers
                                         Attn: Fund Admin/97GY9
                                         4800 Deer Lake Dr. E. FL 3
                                         Jacksonville, FL 32246-6484

                                                                            Percentage
Name of Fund and Class                        Name and Address of Owner    of Ownership
----------------------                        -------------------------    ------------

                                            NFSC FEBO #Z75-709514              5.05%
                                            Sybil G. Byrnes
                                            9 Indian Dawn
                                            Wayland, MA 01778-3920

Nuveen Massachusetts Insured Municipal Bond                                    5.50
  Fund Class B Shares...................... Deborah Gilman
                                            Stuart Cohen TRS
                                            Deborah Gilman 1999 Rev. Trust
                                            U/A 03/11/99
                                            280 Newtonville Ave., Apt. 509
                                            Newton, MA 02460-2053

                                            Josephine H. Penna                 5.13
                                            Marilyn P. Kane
                                            Anita C. Morace
                                            JT Wros
                                            80 Howard St.
                                            Agawam, MA 01001-1132

Nuveen Massachusetts Insured Municipal Bond                                    7.10
  Fund Class C Shares...................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX5
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                          7.20
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E82
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund                                         24.09
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NH0
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class                        Name and Address of Owner   of Ownership
----------------------                        -------------------------   ------------

Nuveen New Jersey Municipal Bond Fund                                        25.48%
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX1
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          10.36
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E86
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          16.24
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NH1
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund                                          30.59
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97G00
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal Bond Fund                                   5.18
  Class A Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97E77
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                                                           Percentage
Name of Fund and Class                        Name and Address of Owner   of Ownership
----------------------                        -------------------------   ------------

Nuveen New York Insured Municipal Bond Fund                                  21.34%
  Class B Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97NB7
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

                                            NFSC FEBO 0TM-562610              6.99
                                            William M. Donofrio
                                            25 Homer St.
                                            Staten Island, NY 10301-3101

Nuveen New York Insured Municipal Bond Fund                                  36.87
  Class C Shares........................... MLPF&S for the Benefit of its
                                            Customers
                                            Attn: Fund Admin/97GX0
                                            4800 Deer Lake Dr. E. FL 3
                                            Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

Generally


   Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.


   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:


              Average Daily Net Assets             Management Fee
              ------------------------             --------------
              For the first $125 million..........     .5500%
              For the next $125 million...........     .5375%
              For the next $250 million...........     .5250%
              For the next $500 million...........     .5125%
              For the next $1 billion.............     .5000%
              For the next $3 billion.............     .4750%
              On net assets of $5 billion and over     .4500%



   A complex-wide fee schedule for all Funds managed by Nuveen Advisory and its affiliates, including the Funds, will go into effect on August 1, 2004. This complex-wide fee schedule is expected to marginally decrease the rate at which management fees are to be paid by the Fund. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Fund if the complex-wide fee schedule were not implemented.



   Nuveen Advisory has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the Nuveen California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75% (.975% for Insured Funds) of average daily net assets of any class of shares of those Funds.


   For the last three fiscal years, the Funds paid net management fees as follows:


                                          Management Fees Net of Expense  Fee Waivers and Expense
                                           Reimbursement Paid to Nuveen   Reimbursements from Nuveen
                                           Advisory for the Year Ended    Advisory for the Year Ended
                                         -------------------------------- ---------------------------
                                          2/28/02    2/28/03    2/29/04   2/28/02   2/28/03  2/29/04
                                         ---------- ---------- ---------- -------   -------  -------
Nuveen California Municipal Bond Fund... $1,428,768 $1,428,475 $1,425,821   $--       $--      $--
Nuveen California Insured Municipal Bond
 Fund...................................  1,378,211  1,446,779  1,464,608    --        --       --
Nuveen Connecticut Municipal Bond Fund..  1,399,237  1,577,804  1,646,931    --        --       --
Nuveen Massachusetts Municipal Bond
 Fund...................................    543,180    568,088    596,651    --        --       --

                                       Management Fees Net of Expense Fee Waivers and Expense
                                       Reimbursement Paid to Nuveen   Reimbursements from Nuveen
                                        Advisory for the Year Ended   Advisory for the Year Ended
                                       -----------------------------  ---------------------------
                                        2/28/02    2/28/03   2/29/04  2/28/02   2/28/03  2/29/04
                                       ---------  --------- --------- -------   -------  -------
Nuveen Massachusetts Insured Municipal
 Bond Fund............................   418,410    490,342   530,374      --     --       --
Nuveen New Jersey Municipal Bond Fund.   724,977    829,673   935,776      --     --       --
Nuveen New York Municipal Bond Fund...   944,928  1,731,539 1,816,547 707,515     --       --
Nuveen New York Insured Municipal Bond
 Fund................................. 1,873,280  1,961,912 2,042,599      --     --       --


   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.


   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Nuveen was founded in 1898. Overall, Nuveen and its affiliates manage or oversee approximately $100 billion in assets in a variety of products. Nuveen is a subsidiary of Nuveen Investments, Inc., which, in turn, is approximately 78.9% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. On January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.





   The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.


Investment Adviser and Investment Management Agreement

Approval of Investment Management Agreement




   In May 2004, the independent trustees of the Funds met with representatives of Nuveen to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the various Advisers and Sub-Advisers (collectively, the "Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include, but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the adviser; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.



   In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning, among other things, the types of services the Advisers provide and the Funds' investment performance in relation to each Fund's stated objectives, and in relation to the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Advisers or their affiliates; information describing the Adviser's organization, the personnel providing the services (their qualifications and duties), and the arrangements and methodologies used for the compensation of the portfolio managers. In reviewing the respective Adviser's operations, the Board considered whether the operations are sufficient to fulfill its duties under the applicable contract and to meet the needs of the applicable Fund and its shareholders. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized market indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.



   The Board also considered the proposed fees to be paid under the respective contracts (including any waivers or expense reimbursement commitments) both absolutely and as compared to those of other investment advisers to investment companies. The trustees reviewed each Adviser's cost of providing services to help determine whether its compensation is fair and reasonable and considered each Adviser's expense allocation methodology. In evaluating the reasonableness of an Adviser's compensation, the trustees considered the following information, among other things: (a) each Adviser's financial information, including statements of its revenues, costs, and profitability from furnishing its services to the Funds; (b) the nature and amount of any indirect benefits the Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; (e) Nuveen's advisory fee levels compared to management fees Nuveen assesses on other investment products (e.g., managed accounts (including municipal, equity and fixed income accounts, as well as hedge funds) in light of the differences in these products from the Funds (including the different services provided, fee structures, investment policies, product distribution channels, and investor profiles and account sizes (retail or institutional accounts)); and (f) data with respect to the expense ratios of the Funds and comparable investment companies.



   In addition to the above, the trustees also compared the Advisers' fees, expenses and profitability to those of other advisers to funds, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees.



   In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. Based on the foregoing, including the new complex-wide fee arrangement, the trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Advisers' fees are reasonable in light of the services provided to each Fund and that the Advisers' investment advisory and sub-advisory agreements should be continued for another year.



Proxy Voting Policies



   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.



   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.


PORTFOLIO TRANSACTIONS


   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.



   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Advisory's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.



   Nuveen Advisory may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.




NET ASSET VALUE


   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.



   In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.


TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.



   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain, it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.



   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.


   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.



   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.


   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.


   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations.


   Prior to purchasing shares in a Fund, the impact of dividends or distributions, which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.


   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.


   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long- term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates.


   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.



   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.



   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.



   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.


   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


   The Funds are required in certain circumstances to withhold the applicable rate (currently 25%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.


State Tax Matters


   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.


California

   The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

   The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

   The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

   Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.


   All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

   Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

   The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

   The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

   The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

   Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

   All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

   Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

   Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

   The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

   The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

   The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

   Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

   Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

   Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

   The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

   The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

   The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

   Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

   All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

   Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.


   Shares of the New Jersey Fund may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.


   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

   The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.


   Individual shareholders of the New York Funds, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the New York Funds clearly identify as directly attributable to interest earned on

Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.


   All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

   Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

   Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.



ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.


   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. You may not purchase Class B shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Effective July 1, 2004, this $250,000 B share limit will be reduced to $100,000. You may not purchase Class C shares if you are a single purchaser placing a purchase order of $1,000,000 or more of Fund shares. Effective July 1, 2004, this $1,000,000 C share limit will be reduced to $250,000. Such purchase orders will not be accepted.



   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 29, 2004 of Class A shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



  Net Asset Value per share........................................... $10.13
  Per Share Sales Charge--4.20% of public offering price (4.34% of net
    asset value per share)............................................    .44
                                                                       ------
  Per Share Offering Price to the Public.............................. $10.57


   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility


   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio or otherwise.


   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.


   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.


   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.



   Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/ maturity occurred not more than 90 days prior to reinvestment.


   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.


   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.


   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.


   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;


  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members;


  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;



  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.



   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;


  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, (including St. Paul Travelers) and subsidiaries thereof, or their immediate family members;


  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;



  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;


  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and


  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

   Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.


   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee, and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.


   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge


   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).



   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.



   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the 1940 Act, as amended.


Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the

Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.


Frequent Trading Policy



   The Funds Frequent Trading Program is as follows:



   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.



   1. Definition of Round Trip



   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.



   2. Round Trip Trade Limitations



   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.



   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund



   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.



   4. Definition of Frequent Trader



   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.



   5. Rules Governing Trades Placed by Frequent Traders



   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.



   6. Enforcement



   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.


General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.


   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.


   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.


   Because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Fund's Frequent Trading Policy, call Nuveen toll-free at (800) 257-8787.



   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the NYSE is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.




   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.




   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.



   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.


   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.


   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on July 31, 2003 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.


   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                                         Year Ended            Year Ended            Year Ended
                                      February 28, 2002     February 28, 2003     February 29, 2004
                                    --------------------- --------------------- ---------------------
                                                  Amount                Amount                Amount
                                     Amount of   Retained  Amount of   Retained  Amount of   Retained
                                    Underwriting    By    Underwriting    By    Underwriting    By
                                    Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                                ------------ -------- ------------ -------- ------------ --------
Nuveen California Municipal Bond
 Fund..............................     $143       $ 6        $151       $20        $118       $16
Nuveen California Insured Municipal
 Bond Fund.........................      178        --         271        --         284         9
Nuveen Connecticut Municipal Bond
 Fund..............................      406        41         579        --         350        45

                                       Year Ended            Year Ended            Year Ended
                                    February 28, 2002     February 28, 2003     February 29, 2004
                                  --------------------- --------------------- ---------------------
                                                Amount                Amount                Amount
                                   Amount of   Retained  Amount of   Retained  Amount of   Retained
                                  Underwriting    By    Underwriting    By    Underwriting    By
                                  Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                              ------------ -------- ------------ -------- ------------ --------
Nuveen Massachusetts Municipal
 Bond Fund.......................      38          3         82         10         84         11
Nuveen Massachusetts Insured
 Municipal Bond Fund.............      36          6        171         17         76         10
Nuveen New Jersey Municipal Bond
 Fund............................     146         --        222         --        136         --
Nuveen New York Municipal Bond
 Fund............................     167         --        310         --        254         34
Nuveen New York Insured Municipal
 Bond Fund.......................     103         --        247          3        226         24



   Nuveen Advisory and its advisory affiliate, Nuveen Institutional Advisory Corp., at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen mutual funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen funds, including costs associated with educating a firm's financial advisers about the features and benefits of Nuveen funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisers and shareholders about the Nuveen funds.


DISTRIBUTION AND SERVICE PLAN


   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.



   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.


   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.


   During the fiscal year ended February 29, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                       Compensation Paid to
                                                      Authorized Dealers for
                                                          the Year Ended
                                                        February 29, 2004
                                                      ----------------------
    Nuveen California Municipal Bond Fund:
       Class A.......................................        $110,938
       Class B.......................................         167,534
       Class C.......................................         133,250
    Nuveen California Insured Municipal Bond Fund:
       Class A.......................................        $160,339
       Class B.......................................         201,461
       Class C.......................................         102,020
    Nuveen Connecticut Municipal Bond Fund:
       Class A.......................................        $457,565
       Class B.......................................         303,840
       Class C.......................................         300,330
    Nuveen Massachusetts Municipal Bond Fund:
       Class A.......................................        $ 48,763
       Class B.......................................          76,088
       Class C.......................................          80,138
    Nuveen Massachusetts Insured Municipal Bond Fund:
       Class A.......................................        $ 43,376
       Class B.......................................          65,004
       Class C.......................................          96,548
    Nuveen New Jersey Municipal Bond Fund:
       Class A.......................................        $148,807
       Class B.......................................         256,911
       Class C.......................................         186,203
    Nuveen New York Municipal Bond Fund:
       Class A.......................................        $231,208
       Class B.......................................         392,980
       Class C.......................................         240,318
    Nuveen New York Insured Municipal Bond Fund:
       Class A.......................................        $150,407
       Class B.......................................         267,626
       Class C.......................................         136,442


   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT



   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.


   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments


   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.



   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions


   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").


   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.


   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.



   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.


   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.


Index Contracts


   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.


   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.


   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                  MAI-MS2-0604D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund



[LOGO] Nuveen Investments

  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
  Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report l Page 1

Portfolio Managers' Comments

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Portfolio managers Scott Romans and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Scott manages the Nuveen California Municipal Bond Fund, while Tom manages the Nuveen California Insured Municipal Bond Fund. Scott has 4 years of investment experience with Nuveen Investments and he began managing the Nuveen California Municipal Bond Fund in 2003. Tom, a 21-year Nuveen Investments veteran, began managing the Nuveen California Insured Municipal Bond Fund in 2003.


What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that new issue supply, however, took place in the first half of the year, before yields rose in the summer. Once again California was the nation's largest issuer of debt, bringing $58 billion to market in 2003, an increase of 18 percent over 2002. Between August 2003 and February 2004, however, new California supply fell 28 percent. Moreover, issuance in February 2004 was 57 percent less than the same month in 2003, a significant decline.

The Golden State remained in difficult economic shape during the 12-month reporting period. A state budget deficit of approximately $14 billion for fiscal year 2005 presented significant financial challenges. Citing these challenges, Moody's, Fitch, and Standard & Poor's all lowered California's credit rating. Yields on California general obligation (GO) bonds rose during much of the period to compensate investors for taking on added risk. The state's fiscal troubles led voters in October 2003 to recall governor Gray Davis and replace him with Arnold Schwarzenegger. Early in the Schwarzenegger administration and shortly after the end of the 12-month reporting period, California voters approved a $15 billion municipal bond issue to repay short-term debt.

How did the Funds perform?

The chart on the next page provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to the Lipper California

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.



                            Annual Report l Page 2

Municipal Debt Funds Category average and the Lipper California Insured Municipal Debt Funds Category average, and to the corresponding overall California municipal bond market, as measured by the Lehman Brothers California Municipal Bond Index and the Lehman Brothers California Insured Municipal Bond Index.

The California Municipal Bond Fund outperformed both its Lipper category average and the Lehman Brothers California Municipal Bond Index during the 12-month reporting period. The Fund's weighting in bonds backed by tobacco-settlement revenues contributed to the Fund's positive relative performance. Such bonds, which generally had been depressed, tended to recover during the period as tobacco companies earned several court victories and

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                           1-Year 5-Year 10-Year
                                           ------ ------ -------
               Nuveen California Municipal
                 Bond Fund                 7.08%  4.59%   5.27%
               Lipper California Municipal
                 Debt Funds Category
                 Average/1/                5.87%  4.92%   5.60%
               Lehman Brothers California
                 Municipal Bond Index/2/   6.17%  5.85%   6.40%
               -------------------------------------------------

               Nuveen California Insured
                 Municipal Bond Fund       5.84%  5.27%   5.65%
               Lipper California Insured
                 Municipal Debt Funds
                 Category Average/3/       5.61%  5.03%   5.54%
               Lehman Brothers California
                 Insured Municipal Bond
                 Index/4/                  6.53%  6.12%   6.55%

               Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------


investors became more confident that some of the companies' legal troubles could be resolved favorably. In particular, the Fund benefited from owning Tobacco-Settlement Asset-Backed Bonds for Alameda County, a strong performer during the period. The Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period.

The California Insured Municipal Bond Fund outperformed its Lipper category average but trailed the Lehman Brothers California Insured Municipal Bond Index. Some of the Fund's underperformance relative to its Lehman Brothers index can be attributed to a shorter duration in an environment of generally low interest rates. Duration is a measure of sensitivity to changes in interest rates. During declining interest-rate environments, such as most of the second half of the past 12 months, investments with longer durations generally can be expected to outperform those with shorter durations, assuming no special circumstances. As of period end, the Insured Fund's duration was 5.49, compared to 8.62 for the Lehman Brothers index.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net

--------------------------------------------------------------------------------
1The Lipper peer group return represents the average annualized total return of the 128, 92 and 54 funds in the Lipper California Municipal Debt Funds
 Category for the respective one-, five- and ten-year periods ended February
 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group return represents the average annualized total return of the 22, 21 and 12 funds in the Lipper California Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February
 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
4The Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                            Annual Report l Page 3
asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen California Municipal Bond Fund had negative UNII and Nuveen California Insured Municipal Bond Fund had positive UNII.

What strategies were underlying your management of the Funds during the reporting period?

In the uninsured California Fund, a primary theme during the 12-month reporting period was careful duration management. The Fund's duration increased during the period because a number of bonds were called from the portfolio. Also affecting duration was our decision to reduce our concentration in certain lower-rated put bonds due to mature around 2008. At the same time, we were aware of the need to prevent the Fund from becoming too long in an environment in which we anticipated an eventual increase in rates.

Another strategic approach was to buy and sell California general obligation
(GO) debt at what we believed was an opportune time. During the first half of the period, for example, spreads between California GO debt and national AAA-rated municipal bonds closed to between 35 and 40 basis points (i.e., yields on California GOs were yielding only .35-.40% more than the highest rated bonds), levels that struck us as too expensive. We consequently sold much of our position in state GOs. By the summer, however, with California's financial position worsened and the state in the midst of its electoral crisis, spreads widened to as much as 80 basis points. We believed this spread widening represented a value opportunity and subsequently replenished our GO weighting. Spreads soon came down from these highs, and we again lightened up on our position. At the end of the period, we maintained a relatively large 12% position in California GOs because we believed spreads may narrow over time as the state works through its credit problems.

In the insured California Fund, we continued to keep the portfolio fully invested. We also sought to manage the Fund's duration and enhance total return by selling longer bonds occupying the flatter, very long-term portion of the yield curve and, when possible, buying shorter bonds representing a steeper part of the curve. In general, however, we made relatively few changes to the portfolio during the reporting period. The general decline in California supply as the period progressed hampered our ability to accomplish our desired yield curve positioning. We were willing to wait for the market to provide us with more opportunities to buy bonds of maturity ranges that, in our opinion, were underrepresented in the portfolio.





                            Annual Report l Page 4

                                    [CHART]

                 Nuveen California Insured Municipal Bond Fund
                    Growth of an Assumed $10,000 Investment

                Lehman Brothers  Nuveen California      Nuveen California
                Municipal Bond  Municipal Bond Fund     Municipal Bond Fund
                Index $18,531   (NAV) $16,709           (Offer) $16,007
2/94                10000.00        10000.00                   9580.00
3/94                 9593.00         9534.10                   9133.67
4/94                 9674.54         9485.00                   9086.63
5/94                 9758.71         9633.16                   9228.56
6/94                 9699.18         9574.10                   9171.99
7/94                 9876.68         9761.47                   9351.49
8/94                 9911.24         9767.62                   9357.38
9/94                 9765.55         9590.92                   9188.10
10/94                9591.72         9408.02                   9012.89
11/94                9418.11         9189.10                   8803.16
12/94                9625.31         9429.85                   9033.80
1/95                 9900.59         9710.86                   9303.01
2/95                10188.70        10022.78                   9601.82
3/95                10305.87        10098.15                   9674.02
4/95                10318.24        10114.10                   9689.31
5/95                10647.39        10430.57                   9992.49
6/95                10554.76        10295.29                   9862.89
7/95                10655.03        10321.13                   9887.64
8/95                10790.35        10448.29                  10009.46
9/95                10858.33        10524.98                  10082.93
10/95               11015.77        10724.42                  10274.00
11/95               11198.63        10935.05                  10475.78
12/95               11306.14        11083.77                  10618.25
1/96                11392.07        11098.29                  10632.16
2/96                11314.60        11060.55                  10596.01
3/96                11133.00        10876.51                  10419.69
4/96                11084.57        10849.21                  10393.54
5/96                11078.37        10863.96                  10407.68
6/96                11214.74        11006.93                  10544.64
7/96                11325.09        11118.32                  10651.35
8/96                11332.91        11102.31                  10636.01
9/96                11505.28        11311.37                  10836.29
10/96               11651.05        11413.62                  10934.25
11/96               11882.91        11617.24                  11129.32
12/96               11816.25        11600.98                  11113.74
1/97                11820.38        11562.69                  11077.06
2/97                11935.51        11645.48                  11156.37
3/97                11751.47        11508.42                  11025.06
4/97                11858.52        11636.04                  11147.33
5/97                12059.53        11797.55                  11302.05
6/97                12182.17        11915.06                  11414.62
7/97                12572.61        12212.46                  11699.53
8/97                12436.07        12128.68                  11619.27
9/97                12577.47        12247.78                  11733.37
10/97               12667.02        12322.13                  11804.60
11/97               12740.49        12417.87                  11896.32
12/97               12930.19        12573.34                  12045.26
1/98                13086.65        12671.92                  12139.69
2/98                13096.20        12678.38                  12145.89
3/98                13086.51        12719.58                  12185.36
4/98                13020.29        12666.41                  12134.43
5/98                13234.61        12835.64                  12296.54
6/98                13285.03        12899.69                  12357.90
7/98                13322.63        12940.45                  12396.95
8/98                13544.32        13088.10                  12538.40
9/98                13757.10        13200.40                  12645.98
10/98               13757.79        13205.81                  12651.17
11/98               13815.98        13256.92                  12700.13
12/98               13826.07        13274.42                  12716.89
1/99                13985.07        13365.61                  12804.25
2/99                13946.75        13347.43                  12786.84
3/99                13984.54        13378.13                  12816.25
4/99                13993.63        13408.90                  12845.73
5/99                13898.48        13365.86                  12804.49
6/99                13693.06        13198.39                  12644.05
7/99                13743.45        13217.13                  12662.01
8/99                13597.91        13060.64                  12512.09
9/99                13625.37        13054.50                  12506.21
10/99               13439.66        12897.32                  12355.63
11/99               13585.35        12947.11                  12403.33
12/99               13439.71        12851.94                  12312.16
1/00                13400.60        12743.73                  12208.49
2/00                13606.84        12931.45                  12388.32
3/00                13940.75        13249.30                  12692.83
4/00                13800.64        13179.21                  12625.68
5/00                13775.66        13070.22                  12521.27
6/00                14165.38        13432.40                  12868.23
7/00                14366.53        13651.34                  13077.99
8/00                14661.76        13805.19                  13225.38
9/00                14591.09        13720.84                  13144.57
10/00               14711.46        13702.73                  13127.22
11/00               14815.62        13764.94                  13186.82
12/00               15144.23        14070.11                  13479.17
1/01                15292.19        14105.85                  13513.40
2/01                15333.33        14223.35                  13625.97
3/01                15443.27        14054.81                  13464.50
4/01                15160.35        13858.04                  13276.00
5/01                15373.80        13975.00                  13388.05
6/01                15455.29        14078.83                  13487.52
7/01                15723.59        14308.04                  13707.10
8/01                16082.87        14647.42                  14032.23
9/01                16017.09        14623.55                  14009.36
10/01               16196.97        14697.98                  14080.67
11/01               16092.33        14624.05                  14009.84
12/01               15931.73        14486.15                  13877.73
1/02                16190.94        14633.18                  14018.59
2/02                16357.06        14766.64                  14146.44
3/02                15970.22        14554.88                  13943.58
4/02                16265.19        14761.71                  14141.72
5/02                16403.77        14853.23                  14229.39
6/02                16546.31        14988.99                  14359.45
7/02                16741.73        15110.55                  14475.91
8/02                16985.32        15261.96                  14620.95
9/02                17401.97        15576.66                  14922.44
10/02               16997.20        15225.09                  14585.64
11/02               16971.70        15218.24                  14579.08
12/02               17278.89        15477.26                  14827.21
1/03                17193.53        15376.50                  14730.69
2/03                17453.67        15604.38                  14949.00
3/03                17462.40        15590.80                  14935.99
4/03                17573.63        15729.09                  15068.47
5/03                17994.70        16127.83                  15450.46
6/03                17857.94        15976.06                  15305.07
7/03                17185.77        15361.94                  14716.74
8/03                17324.80        15502.66                  14851.55
9/03                17823.06        15969.75                  15299.02
10/03               17758.90        15940.21                  15270.72
11/03               17974.31        16174.37                  15495.05
12/03               18119.18        16299.08                  15614.51
1/04                18229.17        16392.80                  15704.30
2/04                18531.04        16708.52                  16006.76






================================================================================

                                    [CHART]

                     Nuveen California Municipal Bond Fund
                      Growth of Assumed $10,000 Investment


                Lehman Brothers         Nuveen California      Nuveen California
                Municipal Bond          Insured Municipal      Insured Municipal
                Index                   Bond Fund (NAV)        Bond Fund (Offer)
                $18,835                 $17,333                $16,605

 2/94            10,000.00                  10,000.00              9,580.00
 3/94             9,593.00                   9,527.20              9,127.06
 4/94             9,674.54                   9,587.22              9,184.56
 5/94             9,758.71                   9,667.27              9,261.25
 6/94             9,699.18                   9,605.11              9,201.70
 7/94             9,876.68                   9,809.70              9,397.70
 8/94             9,911.24                   9,823.53              9,410.95
 9/94             9,765.55                   9,634.53              9,229.88
10/94             9,591.72                   9,423.82              9,028.02
11/94             9,418.11                   9,183.99              8,798.26
12/94             9,625.31                   9,481.82              9,083.59
1/95              9,900.59                   9,820.04              9,407.60
2/95             10,188.70                  10,159.81              9,733.10
3/95             10,305.87                  10,233.57              9,803.76
4/95             10,318.24                  10,207.17              9,778.47
 5/95            10,647.39                  10,640.57             10,193.66
 6/95            10,554.76                  10,413.18              9,975.82
 7/95            10,655.03                  10,436.92              9,998.57
 8/95            10,790.35                  10,561.64             10,118.05
 9/95            10,858.33                  10,636.10             10,189.38
10/95            11,015.77                  10,864.03             10,407.74
11/95            11,198.63                  11,113.91             10,647.12
12/95            11,306.14                  11,262.05             10,789.05
 1/96            11,392.07                  11,307.55             10,832.64
 2/96            11,314.60                  11,207.71             10,736.98
 3/96            11,107.54                  10,993.08             10,531.37
 4/96            11,054.01                  10,965.93             10,505.36
 5/96            11,046.27                  10,970.20             10,509.45
 6/96            11,184.57                  11,100.97             10,634.73
 7/96            11,297.64                  11,210.87             10,740.01
 8/96            11,319.90                  11,215.13             10,744.09
 9/96            11,496.15                  11,390.20             10,911.81
10/96            11,629.05                  11,523.12             11,039.15
11/96            11,879.07                  11,736.30             11,243.37
12/96            11,810.17                  11,708.72             11,216.95
 1/97            11,800.84                  11,615.75             11,127.89
 2/97            11,911.42                  11,719.48             11,227.26
 3/97            11,715.35                  11,538.76             11,054.14
 4/97            11,831.10                  11,643.19             11,154.18
 5/97            12,044.18                  11,847.53             11,349.93
 6/97            12,161.61                  11,963.99             11,461.50
 7/97            12,598.09                  12,292.76             11,776.46
 8/97            12,437.72                  12,141.80             11,631.85
 9/97            12,593.81                  12,270.87             11,755.49
10/97            12,672.65                  12,344.25             11,825.79
11/97            12,756.67                  12,432.51             11,910.35
12/97            12,961.41                  12,631.56             12,101.03
 1/98            13,133.80                  12,762.93             12,226.88
 2/98            13,134.59                  12,734.34             12,199.49
 3/98            13,121.71                  12,751.66             12,216.09
 4/98            13,039.97                  12,663.67             12,131.79
 5/98            13,273.51                  12,877.18             12,336.34
 6/98            13,320.90                  12,928.43             12,385.44
 7/98            13,351.40                  12,968.12             12,423.46
 8/98            13,595.87                  13,125.42             12,574.16
 9/98            13,826.45                  13,283.19             12,725.30
10/98            13,814.84                  13,288.11             12,730.00
11/98            13,877.42                  13,314.15             12,754.96
12/98            13,881.17                  13,318.94             12,759.55
 1/99            14,043.99                  13,430.42             12,866.34
 2/99            13,996.10                  13,410.14             12,846.92
 3/99            14,037.11                  13,413.76             12,850.39
 4/99            14,038.52                  13,429.59             12,865.55
 5/99            13,931.26                  13,348.21             12,787.58
 6/99            13,698.33                  13,144.11             12,592.06
 7/99            13,732.03                  13,160.15             12,607.42
 8/99            13,564.77                  13,004.99             12,458.78
 9/99            13,577.93                  12,972.87             12,428.01
10/99            13,363.67                  12,803.83             12,266.07
11/99            13,525.77                  12,883.73             12,342.61
12/99            13,380.10                  12,801.02             12,263.37
 1/00            13,324.84                  12,755.70             12,219.96
 2/00            13,585.47                  12,938.36             12,394.95
 3/00            13,951.47                  13,236.07             12,680.16
 4/00            13,776.10                  13,139.85             12,587.97
 5/00            13,737.39                  13,055.75             12,507.41
 6/00            14,178.91                  13,408.78             12,845.61
 7/00            14,390.03                  13,621.17             13,049.09
 8/00            14,719.27                  13,860.50             13,278.36
 9/00            14,640.82                  13,775.12             13,196.56
10/00            14,764.39                  13,898.68             13,314.94
11/00            14,880.73                  13,996.53             13,408.67
12/00            15,268.37                  14,451.13             13,844.19
 1/01            15,412.20                  14,456.92             13,849.72
 2/01            15,438.09                  14,488.14             13,879.64
 3/01            15,562.53                  14,613.03             13,999.28
 4/01            15,267.46                  14,309.37             13,708.38
 5/01            15,493.11                  14,462.05             13,854.65
 6/01            15,561.44                  14,534.36             13,923.92
 7/01            15,824.89                  14,810.52             14,188.47
 8/01            16,227.48                  15,156.04             14,519.49
 9/01            16,143.42                  15,106.18             14,471.72
10/01            16,355.54                  15,275.52             14,633.95
11/01            16,239.58                  15,165.84             14,528.88
12/01            16,071.83                  15,002.05             14,371.97
 1/02            16,326.89                  15,172.03             14,534.80
 2/02            16,503.55                  15,342.71             14,698.32
 3/02            16,105.98                  14,966.05             14,337.47
 4/02            16,415.05                  15,236.78             14,596.84
 5/02            16,545.06                  15,323.18             14,679.60
 6/02            16,670.96                  15,509.51             14,858.11
 7/02            16,867.51                  15,667.86             15,009.81
 8/02            17,140.09                  15,926.85             15,257.92
 9/02            17,594.82                  16,374.07             15,686.36
10/02            17,166.56                  15,957.19             15,286.99
11/02            17,142.36                  15,917.46             15,248.92
12/02            17,501.66                  16,255.86             15,573.11
 1/03            17,406.28                  16,125.00             15,447.75
 2/03            17,680.43                  16,375.74             15,687.96
 3/03            17,714.90                  16,405.38             15,716.36
 4/03            17,882.31                  16,568.62             15,872.74
 5/03            18,315.60                  16,926.67             16,215.75
 6/03            18,171.64                  16,777.03             16,072.40
 7/03            17,482.39                  16,161.15             15,482.38
 8/03            17,594.97                  16,281.87             15,598.03
 9/03            18,092.91                  16,705.53             16,003.90
10/03            18,050.75                  16,660.09             15,960.36
11/03            18,248.23                  16,886.00             16,176.79
12/03            18,411.19                  16,977.86             16,264.79
 1/04            18,509.32                  17,023.87             16,308.87
 2/04            18,835.45                  17,332.51             16,604.55



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds while the Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.


                            Annual Report l Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04             Nuveen California Municipal Bond Fund
================================================================================

                Quick Facts
                                    A Shares B Shares C Shares R Shares
        ---------------------------------------------------------------
        NAV                           $10.52   $10.51   $10.50   $10.52
        ---------------------------------------------------------------
        Latest Monthly Dividend/1/   $0.0395  $0.0330  $0.0350  $0.0415
        ---------------------------------------------------------------
        Inception Date               9/07/94  3/07/97  9/19/94  7/01/86
        ---------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 2/29/04
                 A Shares                         NAV    Offer
                 ---------------------------------------------
                 1-Year                         7.08%   2.59%
                 ---------------------------------------------
                 5-Year                         4.59%   3.70%
                 ---------------------------------------------
                 10-Year                        5.27%   4.82%
                 ---------------------------------------------
                 B Shares                    w/o CDSC   w/CDSC
                 ---------------------------------------------
                 1-Year                         6.30%   2.30%
                 ---------------------------------------------
                 5-Year                         3.81%   3.64%
                 ---------------------------------------------
                 10-Year                        4.68%   4.68%
                 ---------------------------------------------
                 C Shares                         NAV
                 ---------------------------------------------
                 1-Year                         6.42%
                 ---------------------------------------------
                 5-Year                         3.98%
                 ---------------------------------------------
                 10-Year                        4.65%
                 ---------------------------------------------
                 R Shares                         NAV
                 ---------------------------------------------
                 1-Year                         7.22%
                 ---------------------------------------------
                 5-Year                         4.79%
                 ---------------------------------------------
                 10-Year                        5.52%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                         NAV    Offer
                 ---------------------------------------------
                 Market Yield/2/                4.50%   4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.83%   3.67%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    5.85%   5.60%
                 ---------------------------------------------
                 B Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                3.76%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.27%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    4.99%
                 ---------------------------------------------
                 C Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                4.00%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            3.46%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    5.28%
                 ---------------------------------------------
                 R Shares                         NAV
                 ---------------------------------------------
                 Market Yield/2/                4.73%
                 ---------------------------------------------
                 SEC 30-Day Yield/2/            4.21%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3/    6.43%
                 ---------------------------------------------

                           Average Annual Total Returns as of 3/31/04
                           A Shares            NAV         Offer
                           ------------------------------------------
                           1-Year            6.76%        2.27%
                           ------------------------------------------
                           5-Year            4.47%        3.57%
                           ------------------------------------------
                           10-Year           5.73%        5.27%
                           ------------------------------------------
                           B Shares       w/o CDSC        w/CDSC
                           ------------------------------------------
                           1-Year            5.88%        1.88%
                           ------------------------------------------
                           5-Year            3.70%        3.53%
                           ------------------------------------------
                           10-Year           5.14%        5.14%
                           ------------------------------------------
                           C Shares            NAV
                           ------------------------------------------
                           1-Year            6.21%
                           ------------------------------------------
                           5-Year            3.90%
                           ------------------------------------------
                           10-Year           5.12%
                           ------------------------------------------
                           R Shares            NAV
                           ------------------------------------------
                           1-Year            6.90%
                           ------------------------------------------
                           5-Year            4.68%
                           ------------------------------------------
                           10-Year           5.98%
                           ------------------------------------------

Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed  49%
AA                   12%
A                     8%
BBB                  16%
NR                   11%
BB or Lower           4%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  21%
                  -------------------------------------------
                  Utilities                               16%
                  -------------------------------------------
                  Water and Sewer                         13%
                  -------------------------------------------
                  Tax Obligation/General                  12%
                  -------------------------------------------
                  Transportation                          10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $266,153
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.17
                  -------------------------------------------
                  Duration                               7.24
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.
4As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04     Nuveen California Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.19   $11.20   $11.12   $11.19
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0400  $0.0330  $0.0345  $0.0415
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.0179  $0.0179  $0.0179  $0.0179
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97  9/13/94  7/01/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         5.84%  1.44%
                  -------------------------------------------
                  5-Year                         5.27%  4.36%
                  -------------------------------------------
                  10-Year                        5.65%  5.20%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.04%  1.04%
                  -------------------------------------------
                  5-Year                         4.46%  4.29%
                  -------------------------------------------
                  10-Year                        5.03%  5.03%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.25%
                  -------------------------------------------
                  5-Year                         4.68%
                  -------------------------------------------
                  10-Year                        4.97%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.11%
                  -------------------------------------------
                  5-Year                         5.48%
                  -------------------------------------------
                  10-Year                        5.86%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.28%  4.10%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.95%  2.83%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.51%  4.32%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.53%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.60%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.72%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.55%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.89%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.45%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.29%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.02%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.37%        0.98%
                            ------------------------------------------
                            5-Year            5.20%        4.31%
                            ------------------------------------------
                            10-Year           6.14%        5.69%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.66%        0.66%
                            ------------------------------------------
                            5-Year            4.44%        4.27%
                            ------------------------------------------
                            10-Year           5.52%        5.52%
                            ------------------------------------------
                            C Shares            NAV
                            1-Year            4.87%
                            ------------------------------------------
                            5-Year            4.63%
                            ------------------------------------------
                            10-Year           5.46%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.54%
                            ------------------------------------------
                            5-Year            5.42%
                            ------------------------------------------
                            10-Year           6.35%
                            ------------------------------------------
Bond Credit Quality/5/
               The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
                                    [CHART]

                         Insured/U.S. Guaranteed   7%
                         Insured                  93%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  19%
                  -------------------------------------------
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Housing/Single Family                   10%
                  -------------------------------------------
                  Transportation                           9%
                  -------------------------------------------
                  Water and Sewer                          9%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $273,173
                  -------------------------------------------
                  Average Effective Maturity (Years)    21.29
                  -------------------------------------------
                  Duration                               5.49
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

    $  3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa2 $3,268,265
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB  4,814,550
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 1.4%

         960 California Educational Facilities Authority, Pooled College   4/07 at 102.00      Baa2  1,041,456
              and University Projects Revenue Bonds, Southern California
              College of Optometry, Series 1997B, 6.300%, 4/01/21

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R  1,517,370
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2  1,064,650
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
--------------------------------------------------------------------------------------------------------------
             Healthcare - 6.6%

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3  6,508,920
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00       BBB  3,912,859
              Health Facility Revenue Bonds, Small Facilities Pooled
              Loan Program, Series 1994B, 7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/04 at 101.00       BB+  2,913,702
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       1,735 Central California Joint Powers Health Financing Authority,   8/04 at 100.00      Baa2  1,710,918
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       2,475 Loma Linda, California, Hospital Revenue Bonds, Loma Linda    6/04 at 102.00        BB  2,529,079
              University Medical Center Project, Series 1993A, 6.000%,
              12/01/06
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.2%

       1,950 ABAG Finance Authority for Nonprofit Corporations,              No Opt. Call      BBB-  2,177,370
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA  3,011,759
              Senior Lien Multifamily Housing Revenue Bonds, Monte Vista
              Terrace, Series 1996A, 6.375%, 9/01/20

       3,105 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA  3,387,586
              Multifamily Housing Revenue Refunding Bonds, Angelus Plaza
              Project, Series 1995A, 7.400%, 6/15/10

       2,080 Salinas, California, GNMA Collateralized Housing Facility     7/04 at 102.00       AAA  2,137,658
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

         470 Housing Authority of the County of Santa Cruz, California,    7/04 at 100.00       AAA    471,034
              Fannie Mae Collateralized Multifamily Housing Refunding
              Revenue Bonds, Series 1990A, 7.750%, 7/01/23
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.3%

         625 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       AAA    632,069
              Family Mortgage Revenue Bonds, Mortgage- Backed Securities
              Program, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 California Department of Veterans Affairs, Home Purchase      6/05 at 101.00       Aa2  8,025,458
              Revenue Bonds, Series 2000C, 6.150%, 12/01/27

         900 County of San Bernardino, California, Single Family Home       5/07 at 22.57       AAA    170,676
              Mortgage Revenue Bonds, Mortgage-Backed Securities
              Program, Series 1997A, 0.000%, 5/01/31 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

       5,500 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+  5,348,255
              California, Certificates of Participation, American
              Baptist Homes of the West Facilities Project, Series
              1997A, 5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00       BBB  2,626,875
              Certificates of Participation, Solheim Lutheran Home,
              6.500%, 11/01/17

       2,000 Chico, California, Redevelopment Agency Insured               8/04 at 100.00       BBB  2,008,240
              Certificates of Participation, Sierra Sunrise Lodge,
              Walker Senior Housing Corporation VII, Series 1991A,
              6.750%, 2/01/21

----
8

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------

             Tax Obligation/General - 12.4%

    $  8,500 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA $9,334,190
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,335 California, General Obligation Bonds, Derivative Tax-Exempt     No Opt. Call       AAA  5,564,347
              Receipts, Series 245, 15.570%, 2/01/15 (IF)

       2,500 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00      Baa1  2,596,075
              2/01/20

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA  1,121,743
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       6,000 Los Angeles Unified School District, Los Angeles County,      7/13 at 100.00       AAA  6,408,180
              California, General Obligation Bonds, Series 2003A,
              5.000%, 7/01/22 - FSA Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA  2,117,140
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA  2,117,400
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

       1,575 South Pasadena Unified School District, Los Angeles County,   8/13 at 100.00       AAA  1,679,202
              California, General Obligation Bonds, Series 2003A,
              5.125%, 5/01/28 - FGIC Insured

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA  2,150,960
              County, California, General Obligation Bonds, Series
              2003B, 5.000%, 8/01/20 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.1%

       1,000 City of Brea, California, Community Facilities District No.   3/06 at 102.00       N/R  1,011,540
              1997-1, Special Tax Bonds, Olinda Heights Public
              Improvements, Series 1998, 5.875%, 9/01/28

       1,400 Dinuba, California, Financing Authority, Lease Revenue        8/12 at 102.00       AAA  1,490,244
              Refunding Bonds, Public Works Issue of 2002, 5.100%,
              8/01/32 - MBIA Insured

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R  2,047,160
              Facilities District No. 89-1, Refunding Special Tax Bonds,
              Tax Increment Contribution, Civic Theatre Project, Series
              1998, 5.700%, 10/01/20

       2,500 Los Angeles County Schools Regionalized Business Services     9/13 at 100.00       AAA  2,668,625
              Corporation, California, Certificates of Participation,
              Los Angeles County School Pooled Financing Program, Series
              2003A, 5.000%, 9/01/22 - FSA Insured

       6,170 City of Milpitas, Santa Clara County, California, Limited     9/04 at 103.00       N/R  6,372,314
              Obligation Improvement Bonds, Local Improvement District
              No. 20, Series 1998A, 5.700%, 9/02/18

       1,040 County of Nevada, California, Certificates of                10/11 at 100.00       Aaa  1,192,214
              Participation, Refunding, Series 2001, 5.250%, 10/01/13 -
              MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA  5,774,650
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 City of Ontario, San Bernardino County, California, Limited   3/04 at 103.00       N/R    844,678
              Obligation Improvement Bonds, Assessment District No.
              100C, California Commerce Center Phase III, 8.000%, 9/02/11

       2,250 County of Orange, California, Community Facilities District   8/09 at 102.00       N/R  2,447,798
              No. 99-1, Ladera Ranch, Special Tax Bonds, Series 1999A,
              6.700%, 8/15/29

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R  2,210,440
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 City of Rancho Cucamonga, California, Assessment District     3/04 at 103.00       N/R  1,696,061
              No. 93-1, Masi Plaza, Limited Obligation Improvement
              Bonds, 6.250%, 9/02/22

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R  1,818,100
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA  1,171,140
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Finance Authority, California, Lease            No Opt. Call       AA-    577,345
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 County of Sacramento, California, Laguna Creek               12/07 at 102.00       N/R  1,015,885
              Ranch/Elliott Ranch Community Facilities District No. 1,
              Improvement Area No. 1, Special Tax Refunding Bonds,
              Laguna Creek Ranch, 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R  1,901,460
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

----
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  7,090 Redevelopment Agency of the City of San Marcos, California,  10/07 at 102.00         A $ 7,610,761
              Tax Allocation Bonds, 1997 Affordable Housing Project,
              Series 1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach, California, Redevelopment Agency, Mobile Home    12/11 at 102.00         A   3,408,128
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35 - ACA
              Insured

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00      Baa1   4,354,200
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       2,435 City of Stockton, California, Limited Obligation Refunding      No Opt. Call       N/R   2,627,268
              Improvement Bonds, Weber / Sperry Ranches Assessment
              District, Series 232, 5.650%, 9/02/13

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00      Baa1   2,177,100
              Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       1,500 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R   1,538,175
              Obligation Revenue Bonds, Fairgrounds Drive Assessment
              District Refinancing, Series 1998, 5.700%, 9/02/11
---------------------------------------------------------------------------------------------------------------
             Transportation - 10.4%

       3,000 Bay Area Toll Authority, California, San Francisco Bay Area   4/11 at 100.00        AA   3,313,560
              Toll Bridge Revenue Bonds, Series 2001D, 5.000%, 4/01/16

       4,460 California Infrastructure Economic Development Bank,          7/13 at 100.00       AAA   4,763,414
              Revenue Bonds, Bay Area Toll Bridges, 1st Lien Series
              2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill-Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-   1,931,280
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill-Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-   2,107,078
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA   2,303,680
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA   4,410,840

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA   6,126,285
              5.250%, 11/01/19 - FGIC Insured

       2,475 San Francisco City and County Airports Commission,            5/12 at 100.00       AAA   2,684,336
              California, Revenue Refunding Bonds, San Francisco
              International Airport, Series 2, Issue 28B, 5.250%,
              5/01/22 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.4%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***   3,893,937
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       2,505 Harbor Department of the City of Los Angeles, California,       No Opt. Call       AAA   3,246,856
              Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

       5,987 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA   7,339,284
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)
---------------------------------------------------------------------------------------------------------------
             Utilities - 15.6%

       1,429 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R     257,257
              Waste Disposal Revenue Bonds, CanFibre of Riverside
              Project, Series 1997A, 9.000%, 7/01/19 (Alternative
              Minimum Tax)#

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A3   4,815,810
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA   9,364,533
              Revenue Bonds, RITES PA-1120R Series 2003, 14.420%,
              5/01/14 (IF) - AMBAC Insured

       3,000 California Statewide Community Development Authority,        12/04 at 102.00       N/R   2,671,650
              Refunding Certificates of Participation, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-   5,634,550
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA  10,960,100

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA     536,825
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

----
10

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3 $  3,569,496
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical, and    6/10 at 101.00      Baa3    3,697,806
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, Series 2000A, 6.625%,
              6/01/26 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 12.6%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA    6,668,909
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       2,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA    2,573,159
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,500 City of Fresno, California, Sewer System Revenue Bonds,         No Opt. Call       AAA    2,716,325
              Series 1993A-1, 4.750%, 9/01/21 - AMBAC Insured

       8,000 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA    8,336,720
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       3,500 Los Angeles, California, Wastewater System Revenue Bonds,     6/08 at 101.00       AAA    3,624,110
              Series 1998A, 5.000%, 6/01/28 - FGIC Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA    1,287,497
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA    2,663,784
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-A,
              15.190%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA    2,035,451
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-B,
              13.540%, 12/01/11 (IF)

       3,500 West Basin Municipal Water District, California, Revenue      8/13 at 100.00       AAA    3,686,756
              Certificates of Participation, Series 2003A, 5.000%,
              8/01/30 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $246,111 Total Long-Term Investments (cost $250,292,484) - 99.8%                                 265,544,560
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.2%                                                        608,276
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $266,152,836
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 29, 2004


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.9%

    $  5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $ 5,278,500
              Revenue Bonds, California Loan Program, Series 2001A,
              5.400%, 3/01/21 (Alternative Minimum Tax) - MBIA Insured

       2,500 California State University, Systemwide Revenue Bonds,        5/14 at 100.00       AAA   2,761,125
              Series 2004A, 5.000%, 11/01/18 - FSA Insured

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA   1,123,864
              Auxiliary Organization Bonds, Series 2001, 5.350%, 6/01/31
              - MBIA Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA   5,350,050
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured

       4,100 University of California, Multiple Purpose Projects,          5/13 at 100.00       AAA   4,308,280
              Revenue Bonds, Series 2003A, 5.000%, 5/15/33 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------
             Healthcare - 4.9%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA   2,091,720
              Refunding Revenue Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA   4,319,880
              Certificates of Participation, Members of the Sutter
              Health Obligated Group, 5.500%, 8/15/31 - FSA Insured

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA   6,926,760
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 8.2%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA   4,376,293
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments Project, Series 2001-X1, 5.420%,
              12/01/34 (Alternative Minimum Tax) - AMBAC Insured

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa   7,929,808
              GNMA Collateralized Residential Care Revenue Bonds, Canoga
              Care Centre Project, Series 2000A, 7.500%, 11/20/35

       2,485 Los Angeles Community Redevelopment Agency, California,       6/05 at 105.00       AAA   2,711,160
              Multifamily Housing Revenue Refunding Bonds, Angelus Plaza
              Project, Series 1995A, 7.400%, 6/15/10

       3,865 Los Angeles, Cailifornia, GNMA Mortgage-Backed Securities     7/11 at 102.00       AAA   4,120,438
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments Project, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/04 at 101.00       AAA   2,033,100
              FHA-Insured Mortgage Loan - Creekside Park II Apartments
              Project, Series 1994A, 6.625%, 7/01/25 - MBIA Insured

       1,285 Housing Authority of the County of Santa Cruz, California,    7/09 at 102.00       AAA   1,354,287
              GNMA Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 10.3%

         860 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA     902,811
              Bonds II, Series 1997A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA   1,338,150
              Bonds, Series 2001L, 5.150%, 8/01/17 - FSA Insured

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA  12,575,173
              Bonds, Series 2002K, 0.000%, 2/01/22 (Alternative Minimum
              Tax) - MBIA Insured

       3,985 California Rural Home Mortgage Finance Authority, Single      6/12 at 101.00       Aaa   4,154,920
              Family Mortgage Revenue Bonds, Mortgage- Backed Securities
              Program, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA   3,757,355
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA   5,308,100
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 18.2%

      31,000 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA  34,042,340
              Bonds, 5.750%, 3/01/27 - MBIA Insured

         875 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00       AAA     950,950
              2/01/19 - AMBAC Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA   3,523,196
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32 - FGIC Insured

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA $1,756,413
             California, General Obligation Bonds, Series 2002, 5.250%,
             8/01/23 - FSA Insured

             Golden West Schools Financing Authority, California,
             Revenue Bonds, School District General Obligation Refunding
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA  1,168,703
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA  1,108,805

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA  5,302,600
              Obligation Bonds, Election of 1997, Series 2002E, 5.125%,
              1/01/27 - MBIA Insured

       3,040 Sulphur Springs Union School District, County of Los            No Opt. Call       AAA  1,902,158
              Angeles, California, General Obligation Bonds, Election
              1991, Series A, 0.000%, 9/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.0%

       1,225 Redevelopment Agency of the City of Barstow, California,        No Opt. Call       AAA  1,620,320
              Central Redevelopment Project Tax Allocation Bonds, Series
              1994A, 7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA  7,620,740
              California, Tax Allocation Refunding Revenue Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       5,285 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA  5,755,788
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 - FSA Insured

         850 Redevelopment Agency of the City of Concord, California,      7/04 at 100.00       AAA    869,482
              Central Concord Redevelopment Project, Tax Allocation
              Bonds, Series 1988-2, 7.875%, 7/01/07 - MBIA Insured

       4,150 Redevelopment Agency of the City of Moorpark, California,    10/12 at 102.00       AAA  4,418,712
              Tax Allocation Bonds, Moorpark Redevelopment Project,
              Series 2001, 5.125%, 10/01/31 - AMBAC Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA  7,659,238
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

       5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA  5,703,219
              Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA  4,487,711
              California, Redevelopment Project Area No. 1, Compound
              Interest Tax Allocation Refunding Bonds, Series 1998,
              0.000%, 8/01/26 - MBIA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA  8,653,440
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

             Redevelopment Agency of the City and County of San
             Francisco, California, Lease Revenue Bonds, George R.
             Moscone Convention Center, Series 1994:
       2,250  6.800%, 7/01/19 - FSA Insured                                7/04 at 102.00       AAA  2,340,360
       1,000  6.750%, 7/01/24 - FSA Insured                                7/04 at 102.00       AAA  1,038,390

       1,490 Tulare, California, Public Financing Authority, Lease        10/07 at 102.00       AAA  1,611,390
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 9.2%

       6,500 Foothill-Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA  6,713,915
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill-Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA  3,742,111
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA  2,205,420
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 Airports Commission of the City and County of San             1/08 at 101.00       AAA  1,352,010
              Francisco, California, San Francisco International Airport
              Special Facilities Lease Revenue Bonds, SFO Fuel Company
              LLC, Series 1997A, 5.250%, 1/01/22 (Alternative Minimum
              Tax) - AMBAC Insured

       3,470 Airports Commission of the City and County of San             5/08 at 101.00       AAA  3,791,322
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax) - FSA Insured

----
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004


   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  1,320 San Francisco City and County Airports Commission,            1/08 at 102.00       AAA $ 1,490,504
              California, Special Facilities Lease Revenue Bonds, San
              Francisco International Airport, SFO Fuel Company LLC,
              Series 2000A, 6.100%, 1/01/20 (Alternative Minimum Tax) -
              FSA Insured

         625 San Francisco City and County Airports Commission,            5/10 at 101.00       AAA     662,888
              California, Revenue Bonds, San Francisco International
              Airport, Series 2, Issue 26B, 5.000%, 5/01/21 - FGIC
              Insured

       5,000 San Francisco City and County Airports Commission,            5/11 at 100.00       AAA   5,216,600
              California, Revenue Refunding Bonds, San Francisco
              International Airport, Series 2, Issue 27A, 5.250%,
              5/01/31 (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.4%

       1,705 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA   1,868,816
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 (Pre-refunded to 9/01/05) - FSA Insured

       3,000 Gilroy Unified School District, Santa Clara County,           9/04 at 102.00       AAA   3,141,390
              California, Certificates of Participation, Series 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04) - FSA Insured

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa   7,402,122
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/04 at 100.00       AAA   2,886,075
              Sales Tax Revenue Bonds, Limited Tax Bonds, Series 1992A,
              6.000%, 3/01/10 - FGIC Insured

       4,410 Tulare, California, Sewer Revenue Bonds, Series 1996,        11/06 at 102.00       AAA   5,025,548
              5.750%, 11/15/21 (Pre-refunded to 11/15/06) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 6.7%

       5,000 California Pollution Control Financing Authority, Pollution   4/11 at 102.00       AAA   5,472,400
              Control Revenue Refunding Bonds, Pacific Gas and Electric
              Company, Series 1996A Remarketed, 5.350%, 12/01/16
              (Alternative Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Pollution   9/09 at 101.00       AAA   1,080,610
              Control Revenue Refunding Bonds, Southern California
              Edison Company, Series 1999B, 5.450%, 9/01/29 - MBIA
              Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA   3,664,185
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA   2,051,439
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Electric Revenue Subordinate         7/13 at 100.00       AAA   2,870,748
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured

       3,000 City of Shasta Lake, California, Certificates of              4/05 at 102.00       AAA   3,218,040
              Participation, Series 1996-2, 6.000%, 4/01/16 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.8%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA   3,317,104
              of Participation, Jurupa Community Services District Water
              and Wastewater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Southern California Metropolitan Water District, Water        1/08 at 101.00       AAA   2,937,894
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

      10,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA  10,501,900
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

         520 Placer County Water Agency, California, Revenue               7/13 at 100.00       AAA     552,885
              Certificates of Participation, Series 2003, 5.000%,
              7/01/23 - MBIA Insured

       1,520 San Buenaventura, California, Water Revenue Certificates of  10/14 at 100.00       AAA   1,617,037
              Participation, Series 2004, 5.000%, 10/01/25 - AMBAC
              Insured

----
14

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 Public Facilities Financing Authority of the City  5/05 at 101.00       AAA $  5,093,300
              of San Diego, California, Sewer Revenue
              Bonds, Series 1995, 5.000%, 5/15/25 - FGIC
              Insured
-----------------------------------------------------------------------------------------------------
    $287,901 Total Long-Term Investments (cost $248,709,169) -                            272,131,992
              99.6%
-----------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.4%                                           1,040,662
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $273,172,654
             ---------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.




                                See accompanying notes to financial statements.

----
15

Statement of Assets and Liabilities
February 29, 2004

                                                                             California
                                                                California      Insured
---------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $250,292,484 and
 $248,709,169, respectively)                                 $265,544,560  $272,131,992
Receivables:
 Interest                                                       4,387,398     3,714,529
 Investments sold                                                 536,759     2,369,244
 Shares sold                                                           97       103,887
Other assets                                                        2,079         2,037
---------------------------------------------------------------------------------------
   Total assets                                               270,470,893   278,321,689
---------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                  2,686,903     3,674,148
Payable for shares redeemed                                       389,279       266,111
Accrued expenses:
 Management fees                                                  113,881       116,798
 12b-1 distribution and service fees                               32,924        37,341
 Other                                                             79,419        74,512
Dividends payable                                               1,015,651       980,125
---------------------------------------------------------------------------------------
   Total liabilities                                            4,318,057     5,149,035
---------------------------------------------------------------------------------------
Net assets                                                   $266,152,836  $273,172,654
---------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 58,671,148  $ 83,965,864
Shares outstanding                                              5,579,225     7,504,995
Net asset value per share                                    $      10.52  $      11.19
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)            $      10.98  $      11.68
---------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 17,139,347  $ 21,345,709
Shares outstanding                                              1,630,897     1,905,627
Net asset value and offering price per share                 $      10.51  $      11.20
---------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 18,341,334  $ 13,750,624
Shares outstanding                                              1,746,367     1,236,336
Net asset value and offering price per share                 $      10.50  $      11.12
---------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $172,001,007  $154,110,457
Shares outstanding                                             16,352,392    13,775,776
Net asset value and offering price per share                 $      10.52  $      11.19
---------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------
Capital paid-in                                              $258,272,718  $249,591,261
Undistributed (Over-distribution of) net investment income       (121,158)       10,738
Accumulated net realized gain (loss) from investment
 transactions                                                  (7,250,800)      147,832
Net unrealized appreciation of investments                     15,252,076    23,422,823
---------------------------------------------------------------------------------------
Net assets                                                   $266,152,836  $273,172,654
---------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
16

Statement of Operations
Year Ended February 29, 2004

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $14,751,097  $14,149,397
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,425,821    1,464,608
12b-1 service fees - Class A                                            110,938      160,339
12b-1 distribution and service fees - Class B                           167,534      201,461
12b-1 distribution and service fees - Class C                           133,250      102,020
Shareholders' servicing agent fees and expenses                         157,929      143,839
Custodian's fees and expenses                                            78,768       80,507
Trustees' fees and expenses                                               4,849        5,106
Professional fees                                                        33,505       18,341
Shareholders' reports - printing and mailing expenses                    59,498       56,587
Federal and state registration fees                                       3,822        3,859
Portfolio insurance expense                                                  --        7,449
Other expenses                                                           10,946       11,124
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,186,860    2,255,240
  Custodian fee credit                                                  (14,146)      (5,093)
---------------------------------------------------------------------------------------------
Net expenses                                                          2,172,714    2,250,147
---------------------------------------------------------------------------------------------
Net investment income                                                12,578,383   11,899,250
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                    2,150,247      512,628
Net change in unrealized appreciation (depreciation) of investments   3,235,329    2,806,548
---------------------------------------------------------------------------------------------
Net gain from investments                                             5,385,576    3,319,176
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $17,963,959  $15,218,426
---------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
17

Statement of Changes in Net Assets

                                                                                      California
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------- ------------  ------------
Operations
Net investment income                                                         $ 12,578,383  $ 13,090,983
Net realized gain (loss) from investments                                        2,150,247    (9,401,703)
Net change in unrealized appreciation (depreciation) of investments              3,235,329    11,059,494
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets from operations                                      17,963,959    14,748,774
----------------------------------------------------------------------------- ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (2,624,137)   (2,686,401)
  Class B                                                                         (702,891)     (700,936)
  Class C                                                                         (752,695)     (711,730)
  Class R                                                                       (8,538,243)   (9,338,068)
From accumulated net realized gains from investments:
  Class A                                                                               --       (11,959)
  Class B                                                                               --        (3,897)
  Class C                                                                               --        (3,623)
  Class R                                                                               --       (39,655)
----------------------------------------------------------------------------- ------------  ------------
Decrease in net assets from distributions to shareholders                      (12,617,966)  (13,496,269)
----------------------------------------------------------------------------- ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                23,520,419    21,118,278
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   7,101,750     7,658,825
----------------------------------------------------------------------------- ------------  ------------
                                                                                30,622,169    28,777,103
Cost of shares redeemed                                                        (35,692,927)  (27,365,400)
----------------------------------------------------------------------------- ------------  ------------
Net increase (decrease) in net assets from Fund share transactions              (5,070,758)    1,411,703
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets                                                         275,235     2,664,208
Net assets at the beginning of year                                            265,877,601   263,213,393
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $266,152,836  $265,877,601
----------------------------------------------------------------------------- ------------  ------------
Undistributed (Over-distribution of) net investment income at the end of year $   (121,158) $    (80,920)
----------------------------------------------------------------------------- ------------  ------------

                                                                                  California Insured
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------- ------------  ------------
Operations
Net investment income                                                         $ 11,899,250  $ 12,049,539
Net realized gain (loss) from investments                                          512,628       806,696
Net change in unrealized appreciation (depreciation) of investments              2,806,548     4,586,709
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets from operations                                      15,218,426    17,442,944
----------------------------------------------------------------------------- ------------  ------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,495,719)   (3,306,139)
  Class B                                                                         (762,723)     (763,010)
  Class C                                                                         (514,366)     (466,379)
  Class R                                                                       (7,023,534)   (7,615,033)
From accumulated net realized gains from investments:
  Class A                                                                         (125,598)     (534,535)
  Class B                                                                          (32,367)     (148,438)
  Class C                                                                          (20,737)      (87,718)
  Class R                                                                         (237,042)   (1,156,255)
----------------------------------------------------------------------------- ------------  ------------
Decrease in net assets from distributions to shareholders                      (12,212,086)  (14,077,507)
----------------------------------------------------------------------------- ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                                26,590,676    29,597,898
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                   6,670,433     8,276,583
----------------------------------------------------------------------------- ------------  ------------
                                                                                33,261,109    37,874,481
Cost of shares redeemed                                                        (35,767,986)  (32,063,039)
----------------------------------------------------------------------------- ------------  ------------
Net increase (decrease) in net assets from Fund share transactions              (2,506,877)    5,811,442
----------------------------------------------------------------------------- ------------  ------------
Net increase in net assets                                                         499,463     9,176,879
Net assets at the beginning of year                                            272,673,191   263,496,312
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $273,172,654  $272,673,191
----------------------------------------------------------------------------- ------------  ------------
Undistributed (Over-distribution of) net investment income at the end of year $     10,738  $    (91,912)
----------------------------------------------------------------------------- ------------  ------------



                                See accompanying notes to financial statements.

----
18

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.


----
19

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 29, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
20

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                 Year Ended
                                                           2/29/04                    2/28/03
                                                  ------------------------   ------------------------
                                                       Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,487,459  $ 15,174,846     718,657  $  7,336,059
  Class B                                             113,078     1,154,753     467,335     4,769,471
  Class C                                             523,724     5,398,121     530,749     5,419,577
  Class R                                             175,048     1,792,699     350,448     3,593,171
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             114,283     1,171,890     123,970     1,269,062
  Class B                                              24,366       249,801      23,408       239,465
  Class C                                              34,571       354,011      35,389       362,009
  Class R                                             519,239     5,326,048     565,116     5,788,289
------------------------------------------------------------------------------------------------------
                                                    2,991,768    30,622,169   2,815,072    28,777,103
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,210,803)   (12,403,903)   (832,306)   (8,525,341)
  Class B                                           (297,137)    (3,028,615)   (165,813)   (1,693,818)
  Class C                                           (494,569)    (5,064,334)   (339,374)   (3,472,756)
  Class R                                         (1,486,366)   (15,196,075) (1,335,481)  (13,673,485)
------------------------------------------------------------------------------------------------------
                                                  (3,488,875)   (35,692,927) (2,672,974)  (27,365,400)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (497,107)  $ (5,070,758)    142,098  $  1,411,703
------------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                 Year Ended
                                                           2/29/04                    2/28/03
                                                  ------------------------   ------------------------
                                                       Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,474,456  $ 16,285,875   1,450,651  $ 15,803,805
  Class B                                             229,618     2,543,666     388,752     4,248,910
  Class C                                             327,776     3,602,647     497,108     5,429,379
  Class R                                             378,343     4,158,488     379,387     4,115,804
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             137,968     1,519,567     174,383     1,903,059
  Class B                                              25,362       279,482      33,317       363,778
  Class C                                              25,164       275,504      31,003       335,871
  Class R                                             417,498     4,595,880     520,283     5,673,875
------------------------------------------------------------------------------------------------------
                                                    3,016,185    33,261,109   3,474,884    37,874,481
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,098,477)   (12,025,016) (1,048,611)  (11,388,911)
  Class B                                           (300,648)    (3,315,317)   (206,883)   (2,265,093)
  Class C                                           (306,843)    (3,338,878)   (424,309)   (4,587,766)
  Class R                                         (1,556,223)   (17,088,775) (1,265,107)  (13,821,269)
------------------------------------------------------------------------------------------------------
                                                  (3,262,191)   (35,767,986) (2,944,910)  (32,063,039)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (246,006)  $ (2,506,877)    529,974  $  5,811,442
------------------------------------------------------------------------------------------------------


----
21

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $72,772,234 $37,172,663
                  Sales and maturities  74,016,870  38,813,939
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $250,464,070 $248,592,373
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                               California
                                                   California     Insured
      -------------------------------------------------------------------
      Gross unrealized:
       Appreciation                              $17,595,599  $23,539,619
       Depreciation                               (2,515,109)          --
      -------------------------------------------------------------------
      Net unrealized appreciation of investments $15,080,490  $23,539,619
      -------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income         $818,371   $874,068
        Undistributed net ordinary income *           51,070    122,171
        Undistributed net long-term capital gains         --     25,661
        ---------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2004                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,672,617 $11,787,203
     Distributions from net ordinary income *                --      95,894
     Distributions from net long-term capital gains          --     338,852
     ----------------------------------------------------------------------
                                                                 California
     2003                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $13,491,094 $12,112,054
     Distributions from net ordinary income *             1,755      77,346
     Distributions from net long-term capital gains      59,134   1,918,030
     ----------------------------------------------------------------------

*Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, California had an unused capital loss carryforward of $7,021,933 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,920,794 of the carryforward will expire in the year 2011 and $5,101,139 will expire in 2012.


----
22

The Funds elected to defer net realized losses from investments incurred from November 1, 2003 through February 29, 2004 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                         California
                              California    Insured
                            -----------------------
                                 $32,231       $ --
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $117,913   $284,360
          Paid to authorized dealers (unaudited)    101,879    275,437
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)   $107,098   $188,867
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $183,881   $203,606
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
23

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $73,587    $65,730
                -----------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004, to shareholders of record on March 9, 2004, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0395     $.0400
                     Class B                .0330      .0330
                     Class C                .0350      .0345
                     Class R                .0415      .0415
                   -----------------------------------------



----
24

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


CALIFORNIA


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------  --------- --------- ----------  -----  -------  -------  -----  ------ ---------
Class A (9/94)
 2004                                       $10.30      $.49      $ .22  $ .71    $(.49)   $  --  $(.49) $10.52      7.08%
 2003                                     10.25          .50        .06    .56     (.51)      --   (.51)  10.30      5.67
 2002                                        10.42       .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82
 2001                                        10.01       .57        .41    .98     (.57)      --   (.57)  10.42      9.99
 2000                                        10.89       .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)
Class B (3/97)
 2004                                        10.29       .41        .22    .63     (.41)      --   (.41)  10.51      6.30
 2003                                        10.24       .43        .06    .49     (.44)      --   (.44)  10.29      4.88
 2002                                        10.41       .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04
 2001                                        10.00       .49        .41    .90     (.49)      --   (.49)  10.41      9.23
 2000                                        10.89       .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)
Class C (9/94)
 2004                                        10.29       .43        .21    .64     (.43)      --   (.43)  10.50      6.42
 2003                                        10.25       .45        .05    .50     (.46)      --   (.46)  10.29      5.02
 2002                                        10.42       .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28
 2001                                        10.01       .51        .41    .92     (.51)      --   (.51)  10.42      9.42
 2000                                        10.90       .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)
Class R (7/86)
 2004                                        10.31       .51        .21    .72     (.51)      --   (.51)  10.52      7.22
 2003                                        10.26       .52        .07    .59     (.54)      --   (.54)  10.31      5.92
 2002                                        10.43       .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06
 2001                                        10.02       .59        .41   1.00     (.59)      --   (.59)  10.43     10.23
 2000                                        10.91       .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA                                        -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------  -------- --------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
 2004                                    $ 58,671      .88%    4.74%      .88%    4.74%      .87%    4.75%        28%
 2003                                      53,441      .89     4.91       .89     4.91       .88     4.92         25
 2002                                      53,078      .88     5.15       .88     5.15       .87     5.16          6
 2001                                      52,540      .88     5.52       .88     5.52       .87     5.53         39
 2000                                      48,560      .86     5.32       .86     5.32       .85     5.33         31
Class B (3/97)
 2004                                      17,139     1.63     3.99      1.63     3.99      1.62     4.00         28
 2003                                      18,431     1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                                      15,012     1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                                      14,825     1.63     4.77      1.63     4.77      1.62     4.78         39
 2000                                      10,318     1.61     4.56      1.61     4.56      1.60     4.56         31
Class C (9/94)
 2004                                      18,341     1.43     4.19      1.43     4.19      1.42     4.20         28
 2003                                      17,320     1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                                      14,918     1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                                      14,077     1.43     4.97      1.43     4.97      1.42     4.98         39
 2000                                      15,132     1.41     4.75      1.41     4.75      1.40     4.76         31
Class R (7/86)
 2004                                     172,001      .68     4.94       .68     4.94       .67     4.95         28
 2003                                     176,687      .69     5.12       .69     5.12       .68     5.12         25
 2002                                     180,205      .68     5.35       .68     5.35       .67     5.37          6
 2001                                     187,532      .68     5.72       .68     5.72       .67     5.73         39
 2000                                     188,512      .66     5.47       .66     5.47       .65     5.48         31
---------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
25

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


CALIFORNIA INSURED


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $11.06      $.48      $ .15  $ .63    $(.48)   $(.02) $(.50) $11.19      5.84%
 2003                                        10.92       .49        .23    .72     (.50)    (.08)  (.58)  11.06      6.73
 2002                                        10.85       .51        .12    .63     (.52)    (.04)  (.56)  10.92      5.90
 2001                                        10.19       .52        .67   1.19     (.53)      --   (.53)  10.85     11.98
 2000                                        11.10       .53       (.92)  (.39)    (.52)      --   (.52)  10.19     (3.52)
Class B (3/97)
 2004                                        11.07       .40        .15    .55     (.40)    (.02)  (.42)  11.20      5.04
 2003                                        10.94       .41        .21    .62     (.41)    (.08)  (.49)  11.07      5.82
 2002                                        10.86       .43        .12    .55     (.43)    (.04)  (.47)  10.94      5.18
 2001                                        10.20       .45        .66   1.11     (.45)      --   (.45)  10.86     11.14
 2000                                        11.11       .45       (.92)  (.47)    (.44)      --   (.44)  10.20     (4.26)
Class C (9/94)
 2004                                        10.99       .42        .14    .56     (.41)    (.02)  (.43)  11.12      5.25
 2003                                        10.86       .43        .21    .64     (.43)    (.08)  (.51)  10.99      6.04
 2002                                        10.78       .44        .13    .57     (.45)    (.04)  (.49)  10.86      5.42
 2001                                        10.13       .46        .66   1.12     (.47)      --   (.47)  10.78     11.32
 2000                                        11.03       .47       (.91)  (.44)    (.46)      --   (.46)  10.13     (4.03)
Class R (7/86)
 2004                                        11.05       .50        .16    .66     (.50)    (.02)  (.52)  11.19      6.11
 2003                                        10.91       .51        .22    .73     (.51)    (.08)  (.59)  11.05      6.91
 2002                                        10.84       .53        .11    .64     (.53)    (.04)  (.57)  10.91      6.08
 2001                                        10.18       .54        .67   1.21     (.55)      --   (.55)  10.84     12.18
 2000                                        11.08       .55       (.91)  (.36)    (.54)      --   (.54)  10.18     (3.27)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA INSURED                                -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $ 83,966      .86%    4.38%      .86%    4.38%      .86%    4.38%        14%
 2003                                      77,312      .86     4.47       .86     4.47       .86     4.48         25
 2002                                      70,068      .87     4.64       .87     4.64       .85     4.66         40
 2001                                      63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                      52,014      .88     5.02       .88     5.02       .88     5.02         44
Class B (3/97)
 2004                                      21,346     1.61     3.63      1.61     3.63      1.61     3.63         14
 2003                                      21,602     1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                                      18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                      13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                      10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
Class C (9/94)
 2004                                      13,751     1.41     3.83      1.41     3.83      1.41     3.83         14
 2003                                      13,082     1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                                      11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                       7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                       6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
Class R (7/86)
 2004                                     154,110      .66     4.58       .66     4.58       .66     4.58         14
 2003                                     160,678      .66     4.67       .66     4.67       .66     4.68         25
 2002                                     162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                                     162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                                     158,816      .68     5.20       .68     5.20       .68     5.20         44
---------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
26

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated April 12, 2002.

PricewaterhouseCoopers LLP
Chicago, IL

April 21, 2004


----
27

                                     Notes

----
28

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*       Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick*         Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
29

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand*  Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                           charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Peter R. Sawers*       Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a development and
Chicago, IL 60606                                  contract company; Chair, Miami Valley
                                                   Hospital; Chair, Miami Valley Economic
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City
                                                   Bank, Dayton, Ohio and Business Advisory
                                                   Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington*  Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                            Business School (since 2003); formerly,
333 W. Wacker Drive                                President (since 1993) of Catalyst (a
Chicago, IL 60606                                  not-for-profit organization focusing on
                                                   women's leadership development in business
                                                   and the professions).


--------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.

----
30

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------

Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-CA-0204D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund



[LOGO] Nuveen Investments

  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
  Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report l Page 1

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen Connecticut Municipal Bond Fund. Paul, who has 13 years of investment experience, assumed management of the Fund in 1999.

What was the general market environment during the 12-month period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before yields rose in the summer. Connecticut was the nation's 22nd-largest issuer of new municipal debt in 2003, with supply 10 percent over the prior year's total. In the first two months of 2004, the state registered a 0.6 percent year-over-year decline in issuance, compared to a nearly 26 percent decrease nationally.

Despite a growing national economy during this 12-month period, Connecticut encountered many of the same fiscal challenges facing a number of other states. In February 2003, shortly before this reporting period began, Connecticut faced a $2.3 billion budget gap for the 2004 fiscal year, a gap closed through a combination of tax increases, spending cuts and use of one-time revenues. Connecticut's revenue shortfall and use of financial reserves to balance the budget led to a July 2003 credit rating downgrade by Moody's, to Aa3 from Aa2. However, Standard & Poor's maintained its AA rating, and in September 2003 changed its outlook to stable from negative, citing the state's steps to address its fiscal problems.

How did the Fund perform?

The accompanying chart on page 3 provides average annual total return performance information for the Fund (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to its Lipper peer group average and the Lehman Brothers Connecticut Municipal Bond Index.

For the one-year period ended February 29, 2004, the Fund's total return outperformed both its Lipper Connecticut Fund peer group average and the Lehman Brothers Connecticut Municipal Bond Index. Many of the Fund's holdings performed well over the reporting period in what was generally a favorable interest rate environment. In particular, the Fund benefited from its holdings of resource recovery bonds. Several of these holdings had provided disappointing performance in recent years because of concerns about the issuers' financial strength. During this reporting period, however,


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.



                            Annual Report l Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04
--------------------------------------------------------------------------------

                                         1-Year 5-Year 10-Year
                                         ---------------------
                 Nuveen Connecticut
                   Municipal Bond Fund   6.21%  5.41%   5.74%
                 Lipper Connecticut
                   Municipal Debt Funds
                   Category Average/1/   5.26%  5.04%   5.47%
                 Lehman Brothers
                   Connecticut Municipal
                   Bond Index/2/         5.27%  5.82%   6.14%

Current performance may be more or less than the performance shown.

some of these concerns began to ease. As a result, the bonds' prices rose sharply, helping Fund results. At the same time, the Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period. A second dampening influence on performance was supplied by the portfolio's single family housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen Connecticut Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Fund during the reporting period?

We made relatively few changes during the 12-month period. We kept the portfolio fully invested, which we believed was desirable during a period of generally declining interest rates. We also sought to keep the Fund broadly diversified across multiple sectors. One focus during the period was to modestly lengthen the Fund's duration, which is a measure of the portfolio's sensitivity to changes in interest rates. The longer the duration, the more the Fund's performance can benefit from falling rates or be hurt by rising rates. While lengthening the Fund's duration helped us take advantage of the general decline in interest rates over much of this reporting period, we also tried to carefully control this process to moderate the risk to the Fund in the event of a sudden increase in interest rates.

In general, we limited our buying and selling because we were content with the Fund's holdings. In fact, we think some of our most effective management decisions over this reporting period may have been to stay the course. For example, as mentioned earlier, the Fund benefited from the performance of certain resource recovery sector holdings. We continued to hold these securities as they gained in value throughout the period, and still owned them as of February 29, 2004. When we did make new purchases for the Fund, we favored intermediate bonds, especially those in the 15-20 year part of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund.


--------------------------------------------------------------------------------

1The Lipper peer group return represents the average annualized total return of the 22, 21 and 11 funds in the Lipper Connecticut Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Connecticut Municipal Bond Index is composed of a broad range of Connecticut investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.







                            Annual Report l Page 3

                                    [CHART]

Nuveen Connecticut Municipal Bond Fund
Growth of an Assumed $10,000 Investment

           Nuveen Connecticut       Nuveen Connecticut     Lehman Brothers
           Municipal                Municipal              Connecticut Municipal
Date       Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
 2/94      $ 9,580.00               $10,000.00             $10,000.00
 3/94        9,183.96                 9,586.60               9,684.80
 4/94        9,200.68                 9,604.05               9,763.92
 5/94        9,291.67                 9,699.03               9,821.04
 6/94        9,235.46                 9,640.35               9,778.13
 7/94        9,418.78                 9,831.71               9,928.90
 8/94        9,427.73                 9,841.05               9,973.98
 9/94        9,277.64                 9,684.38               9,865.46
10/94        9,100.34                 9,499.32               9,720.05
11/94        8,901.96                 9,292.23               9,552.96
12/94        9,127.53                 9,527.70               9,752.81
 1/95        9,392.05                 9,803.81               9,991.46
 2/95        9,653.33                10,076.55              10,259.33
 3/95        9,738.96                10,165.93              10,381.01
 4/95        9,756.30                10,184.02              10,387.13
 5/95       10,054.84                10,495.66              10,670.28
 6/95        9,965.75                10,402.66              10,605.52
 7/95       10,033.62                10,473.51              10,718.89
 8/95       10,140.88                10,585.47              10,868.63
 9/95       10,197.97                10,645.06              10,939.82
10/95       10,335.85                10,788.99              11,034.12
11/95       10,512.49                10,973.37              11,173.26
12/95       10,640.32                11,106.81              11,257.40
 1/96       10,668.52                11,136.24              11,370.76
 2/96       10,623.39                11,089.13              11,318.79
 3/96       10,470.09                10,929.12              11,204.47
 4/96       10,426.12                10,883.21              11,179.15
 5/96       10,475.23                10,934.47              11,166.63
 6/96       10,573.27                11,036.82              11,272.05
 7/96       10,673.30                11,141.23              11,377.44
 8/96       10,680.77                11,149.03              11,359.58
 9/96       10,842.37                11,317.71              11,476.92
10/96       10,933.34                11,412.67              11,616.59
11/96       11,117.34                11,604.74              11,805.02
12/96       11,082.88                11,568.77              11,766.65
 1/97       11,090.64                11,576.87              11,797.60
 2/97       11,203.76                11,694.95              11,903.89
 3/97       11,072.12                11,557.53              11,763.31
 4/97       11,164.68                11,654.16              11,843.42
 5/97       11,311.50                11,807.41              11,991.81
 6/97       11,426.53                11,927.49              12,120.73
 7/97       11,726.71                12,240.82              12,411.87
 8/97       11,624.80                12,134.45              12,313.56
 9/97       11,741.29                12,256.04              12,461.20
10/97       11,836.51                12,355.44              12,540.08
11/97       11,898.89                12,420.55              12,596.76
12/97       12,061.31                12,590.09              12,758.51
 1/98       12,167.20                12,700.63              12,886.60
 2/98       12,184.12                12,718.28              12,892.01
 3/98       12,212.14                12,747.54              12,913.54
 4/98       12,138.74                12,670.92              12,878.68
 5/98       12,325.56                12,865.93              13,055.37
 6/98       12,376.71                12,919.32              13,101.07
 7/98       12,404.68                12,948.52              13,133.29
 8/98       12,570.28                13,121.38              13,319.66
 9/98       12,690.33                13,246.69              13,468.04
10/98       12,684.11                13,240.20              13,492.68
11/98       12,735.74                13,294.09              13,526.55
12/98       12,764.39                13,324.00              13,572.68
 1/99       12,874.42                13,438.85              13,742.20
 2/99       12,855.75                13,419.37              13,675.14
 3/99       12,860.51                13,424.33              13,688.54
 4/99       12,900.76                13,466.35              13,728.37
 5/99       12,834.32                13,397.00              13,664.53
 6/99       12,683.91                13,239.99              13,475.83
 7/99       12,688.73                13,245.02              13,539.70
 8/99       12,525.04                13,074.16              13,485.00
 9/99       12,481.58                13,028.79              13,501.99
10/99       12,292.11                12,831.01              13,419.36
11/99       12,370.16                12,912.49              13,528.86
12/99       12,277.02                12,815.26              13,468.12
 1/00       12,195.87                12,730.55              13,418.29
 2/00       12,361.49                12,903.43              13,519.46
 3/00       12,589.80                13,141.76              13,771.33
 4/00       12,544.98                13,094.97              13,710.05
 5/00       12,462.19                13,008.54              13,639.85
 6/00       12,743.83                13,302.54              13,951.93
 7/00       12,926.32                13,493.03              14,120.75
 8/00       13,109.62                13,684.36              14,296.13
 9/00       13,064.39                13,637.15              14,246.23
10/00       13,172.56                13,750.07              14,382.71
11/00       13,242.51                13,823.08              14,460.81
12/00       13,571.06                14,166.03              14,754.94
 1/01       13,641.49                14,239.55              14,954.58
 2/01       13,738.48                14,340.79              15,011.41
 3/01       13,848.94                14,456.09              15,151.31
 4/01       13,723.47                14,325.12              15,035.25
 5/01       13,859.74                14,467.37              15,181.40
 6/01       13,983.51                14,596.56              15,267.63
 7/01       14,187.53                14,809.53              15,469.31
 8/01       14,432.55                15,065.29              15,675.52
 9/01       14,397.04                15,028.23              15,682.89
10/01       14,536.12                15,173.40              15,858.06
11/01       14,432.77                15,065.52              15,714.07
12/01       14,329.14                14,957.35              15,610.83
 1/02       14,524.59                15,161.37              15,867.47
 2/02       14,653.86                15,296.30              16,048.68
 3/02       14,412.80                15,044.68              15,742.63
 4/02       14,611.99                15,252.59              16,063.78
 5/02       14,701.27                15,345.79              16,150.69
 6/02       14,846.66                15,497.56              16,328.83
 7/02       15,034.47                15,693.60              16,519.22
 8/02       15,208.87                15,875.65              16,687.22
 9/02       15,595.48                16,279.21              16,988.76
10/02       15,276.71                15,946.46              16,767.40
11/02       15,211.94                15,878.85              16,698.32
12/02       15,573.52                16,256.29              17,017.75
 1/03       15,476.50                16,155.01              17,034.94
 2/03       15,754.15                16,444.83              17,234.93
 3/03       15,757.77                16,448.61              17,244.24
 4/03       15,935.68                16,634.32              17,350.46
 5/03       16,332.00                17,048.01              17,684.46
 6/03       16,202.32                16,912.65              17,619.56
 7/03       15,542.89                16,224.31              17,100.49
 8/03       15,633.81                16,319.22              17,225.49
 9/03       16,095.32                16,800.96              17,655.78
10/03       16,038.18                16,741.32              17,555.50
11/03       16,256.95                16,969.67              17,679.09
12/03       16,379.52                17,097.62              17,805.49
 1/04       16,427.19                17,147.38              17,889.00
 2/04       16,733.00                17,466.00              18,142.49


The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Connecticut Municipal Bond Fund compared with the Lehman Brothers Connecticut Municipal Bond Index. The Lehman Brothers Connecticut Municipal Bond Index is composed of a broad range of Connecticut investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Connecticut Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.




                            Annual Report l Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04            Nuveen Connecticut Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.99   $10.98   $10.98   $11.03
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0415  $0.0345  $0.0365  $0.0430
         --------------------------------------------------------------
         Latest Capital Gain and
          Ordinary Income
          Distribution/2/            $0.0446  $0.0446  $0.0446  $0.0446
         --------------------------------------------------------------
         Inception Date              7/13/87  2/11/97 10/04/93  2/25/97
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.21%  1.72%
                  -------------------------------------------
                  5-Year                         5.41%  4.51%
                  -------------------------------------------
                  10-Year                        5.74%  5.28%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.40%  1.40%
                  -------------------------------------------
                  5-Year                         4.63%  4.46%
                  -------------------------------------------
                  10-Year                        5.15%  5.15%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.62%
                  -------------------------------------------
                  5-Year                         4.84%
                  -------------------------------------------
                  10-Year                        5.15%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.36%
                  -------------------------------------------
                  5-Year                         5.60%
                  -------------------------------------------
                  10-Year                        5.90%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.53%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.11%  2.98%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.54%  4.35%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.77%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.52%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.68%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.71%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.96%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.67%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.46%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.05%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.72%        1.24%
                            ------------------------------------------
                            5-Year            5.31%        4.40%
                            ------------------------------------------
                            10-Year           6.14%        5.69%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.82%        0.82%
                            ------------------------------------------
                            5-Year            4.53%        4.36%
                            ------------------------------------------
                            10-Year           5.55%        5.55%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.03%
                            ------------------------------------------
                            5-Year            4.74%
                            ------------------------------------------
                            10-Year           5.55%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.87%
                            ------------------------------------------
                            5-Year            5.52%
                            ------------------------------------------
                            10-Year           6.31%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  60%
AA                   22%
A                     7%
BBB                   9%
NR                    1%
BB or Lower           1%

                  Top Five Sectors/5/
                  Education and Civic Organizations       21%
                  -------------------------------------------
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Tax Obligation/Limited                  13%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Utilities                               11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $304,664
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.40
                  -------------------------------------------
                  Duration                               6.28
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 5

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen New Jersey Municipal Bond Fund. Paul, who has 13 years of investment experience, assumed management of the Fund in 2003.

What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before yields rose in the summer. New Jersey, the nation's sixth-largest issuer of municipal debt in 2003, saw issuance rise 49 percent over the prior year's total. For the first two months of 2004, however, the state saw a year-over-year decline of 54 percent, compared to a nationwide decrease of just 26 percent.

New Jersey, as with most other states, continued to face budget stresses during the period, brought on especially by a drop in capital-gains and income-tax revenues. To close its projected budget gap of $4 billion for fiscal year 2004, the state imposed higher taxes on cigarettes, casinos, and hotel stays. The state also made use of funds obtained from tobacco companies as part of their recent legal settlement. New Jersey's credit rating remained stable throughout the past 12 months. As of February 29, 2004, the state maintained its Aa2 rating and negative outlook from Moody's and its AA rating and stable outlook from Standard & Poor's. (Note: After period end, on March 10, 2004, Moody's placed New Jersey's credit rating on a watchlist for a possible downgrade, citing concerns about the state's fiscal year 2005 budget.)

How did the Fund perform?

The chart on the next page provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to the Lipper New Jersey Municipal Debt Funds Category Average, and to the Lehman Brothers New Jersey Municipal Bond Index.

The total return of the Nuveen New Jersey Municipal Bond Fund outperformed its Lipper category average and matched the performance of the Lehman Brothers New Jersey Municipal Bond Index. A positive influence on performance was supplied by the Fund's healthcare holdings, many of which performed well for the Fund during the period. Also helping results was the addition to the



The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 6

Class A Shares -
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                           1-Year 5-Year 10-Year
                                           ------ ------ -------
               Nuveen New Jersey Municipal
                 Bond Fund                 6.07%  5.35%   5.61%
               Lipper New Jersey Municipal
                 Debt Funds Category
                 Average/1/                5.83%  4.79%   5.29%
               Lehman Brothers New Jersey
                 Municipal Bond Index/2/   6.07%  6.10%   6.22%

Current performance may be more or less than the performance shown.


portfolio of an inverse floating-rate security, which added interest-rate sensitivity to the Fund. At the same time, the Fund's performance during this period was constrained to a degree by a relatively large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the 12-month reporting period.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen New Jersey Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Fund during the reporting period?

Supply of New Jersey municipal bonds was strong during most of the period, and we were relatively active in obtaining new investments for the portfolio. Much of our management focus centered on purchasing intermediate bonds, especially those occupying the 15-20 year portion of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund. During the period we looked to increase our holdings of higher-rated bonds. Among our purchases were bonds issued to finance a more than $1 billion merger between the New Jersey Turnpike Authority and the New Jersey Highway Authority. As of the end of the reporting period, almost 79 percent of the portfolio's assets were invested in securities rated AAA/U.S. Guaranteed and AA, the two highest rating categories.



1The Lipper peer group return represents the average annualized total return of the 57, 49 and 27 funds in the Lipper New Jersey Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers New Jersey Municipal Bond Index is composed of a broad range of New Jersey investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report l Page 7

                                    [CHART]

Nuveen New Jersey Municipal Bond Fund
Growth of an Assumed $10,000 Investment

            Nuveen New Jersey          Nuveen New Jersey    Lehman Brothers
            Municipal                  Municipal            New Jersey Municipal
Date        Bond Fund (Offer)          Bond Fund (NAV)      Bond Index
 2/94       $ 9,580.00                 $10,000.00           $10,000.00
 3/94         9,212.13                   9,616.00             9,593.00
 4/94         9,241.05                   9,646.19             9,674.54
 5/94         9,326.16                   9,735.04             9,758.71
 6/94         9,318.24                   9,726.76             9,699.18
 7/94         9,441.52                   9,855.45             9,876.68
 8/94         9,471.07                   9,886.29             9,911.24
 9/94         9,345.29                   9,755.00             9,765.55
10/94         9,212.78                   9,616.68             9,591.72
11/94         9,031.38                   9,427.33             9,418.11
12/94         9,266.10                   9,672.34             9,625.31
 1/95         9,482.28                   9,898.00             9,900.59
 2/95         9,709.19                  10,134.86            10,188.70
 3/95         9,780.55                  10,209.35            10,305.87
 4/95         9,813.03                  10,243.24            10,318.24
 5/95        10,093.88                  10,536.40            10,647.39
 6/95        10,009.09                  10,447.90            10,554.76
 7/95        10,084.35                  10,526.47            10,655.03
 8/95        10,189.74                  10,636.47            10,790.35
 9/95        10,265.45                  10,715.50            10,858.33
10/95        10,381.86                  10,837.01            11,015.77
11/95        10,549.52                  11,012.03            11,198.63
12/95        10,645.21                  11,111.91            11,306.14
 1/96        10,680.02                  11,148.24            11,392.07
 2/96        10,612.09                  11,077.34            11,314.60
 3/96        10,490.37                  10,950.28            11,173.96
 4/96        10,461.42                  10,920.06            11,143.34
 5/96        10,484.33                  10,943.98            11,144.12
 6/96        10,569.88                  11,033.28            11,255.79
 7/96        10,655.71                  11,122.87            11,374.09
 8/96        10,668.39                  11,136.10            11,369.65
 9/96        10,807.93                  11,281.77            11,500.06
10/96        10,884.34                  11,361.53            11,635.53
11/96        11,057.08                  11,541.83            11,833.45
12/96        11,027.11                  11,510.56            11,787.42
 1/97        11,033.73                  11,517.46            11,821.84
 2/97        11,127.18                  11,615.02            11,925.63
 3/97        11,036.61                  11,520.47            11,780.98
 4/97        11,152.60                  11,641.55            11,858.50
 5/97        11,280.08                  11,774.61            12,016.93
 6/97        11,375.06                  11,873.75            12,141.90
 7/97        11,669.56                  12,181.17            12,455.77
 8/97        11,565.81                  12,072.88            12,357.87
 9/97        11,695.47                  12,208.21            12,498.75
10/97        11,792.42                  12,309.42            12,577.36
11/97        11,855.87                  12,375.64            12,641.51
12/97        12,009.99                  12,536.53            12,810.78
 1/98        12,106.43                  12,637.19            12,939.65
 2/98        12,135.00                  12,667.02            12,934.48
 3/98        12,163.64                  12,696.91            12,949.87
 4/98        12,077.40                  12,606.89            12,907.01
 5/98        12,186.94                  12,721.24            13,097.77
 6/98        12,285.41                  12,824.02            13,136.41
 7/98        12,324.97                  12,865.32            13,174.90
 8/98        12,469.79                  13,016.48            13,374.11
 9/98        12,603.97                  13,156.54            13,530.05
10/98        12,608.76                  13,161.54            13,547.50
11/98        12,660.83                  13,215.90            13,570.26
12/98        12,653.61                  13,208.37            13,624.54
 1/99        12,763.32                  13,322.88            13,783.68
 2/99        12,741.88                  13,300.50            13,713.66
 3/99        12,756.28                  13,315.53            13,720.24
 4/99        12,807.05                  13,368.53            13,770.04
 5/99        12,773.24                  13,333.23            13,696.92
 6/99        12,629.79                  13,183.50            13,519.82
 7/99        12,632.32                  13,186.14            13,586.20
 8/99        12,460.65                  13,006.94            13,490.97
 9/99        12,386.88                  12,929.94            13,496.77
10/99        12,201.45                  12,736.37            13,383.80
11/99        12,337.37                  12,878.26            13,524.86
12/99        12,187.10                  12,721.40            13,445.07
 1/00        12,086.44                  12,616.32            13,384.97
 2/00        12,274.26                  12,812.38            13,510.79
 3/00        12,551.17                  13,101.43            13,781.41
 4/00        12,461.80                  13,008.14            13,729.59
 5/00        12,385.29                  12,928.27            13,648.04
 6/00        12,729.97                  13,288.07            13,996.06
 7/00        12,947.91                  13,515.56            14,178.85
 8/00        13,128.01                  13,703.56            14,362.61
 9/00        13,050.43                  13,622.57            14,291.66
10/00        13,180.15                  13,757.98            14,464.58
11/00        13,284.27                  13,866.67            14,560.48
12/00        13,650.52                  14,248.97            14,904.55
 1/01        13,702.94                  14,303.69            15,066.41
 2/01        13,820.23                  14,426.13            15,130.14
 3/01        13,911.58                  14,521.49            15,257.69
 4/01        13,764.26                  14,367.70            15,116.71
 5/01        13,896.12                  14,505.35            15,276.95
 6/01        14,028.55                  14,643.58            15,385.87
 7/01        14,228.60                  14,852.40            15,590.35
 8/01        14,442.88                  15,076.08            15,827.79
 9/01        14,360.41                  14,989.99            15,826.05
10/01        14,521.68                  15,158.33            16,007.73
11/01        14,397.67                  15,028.88            15,828.61
12/01        14,286.95                  14,913.31            15,717.01
 1/02        14,477.68                  15,112.40            15,978.55
 2/02        14,655.32                  15,297.83            16,181.95
 3/02        14,377.45                  15,007.78            15,863.01
 4/02        14,611.95                  15,252.56            16,196.92
 5/02        14,694.07                  15,338.28            16,301.88
 6/02        14,804.57                  15,453.62            16,493.91
 7/02        14,985.48                  15,642.46            16,697.45
 8/02        15,152.87                  15,817.19            16,881.62
 9/02        15,462.59                  16,140.49            17,216.55
10/02        15,163.24                  15,828.01            16,922.84
11/02        15,133.52                  15,796.99            16,838.39
12/02        15,446.63                  16,123.83            17,218.94
 1/03        15,359.20                  16,032.57            17,133.88
 2/03        15,586.67                  16,270.01            17,384.89
 3/03        15,569.37                  16,251.95            17,332.74
 4/03        15,696.88                  16,385.06            17,388.20
 5/03        16,028.72                  16,731.44            17,844.12
 6/03        15,908.98                  16,606.45            17,740.98
 7/03        15,320.03                  15,991.68            17,128.92
 8/03        15,449.49                  16,126.81            17,190.92
 9/03        15,904.01                  16,601.26            17,763.90
10/03        15,841.82                  16,536.35            17,681.83
11/03        16,062.03                  16,766.21            17,921.06
12/03        16,178.32                  16,887.59            18,080.92
 1/04        16,250.15                  16,962.58            18,190.13
 2/04        16,532.57                  17,257.38            18,439.33


The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen New Jersey Municipal Bond Fund compared with the Lehman Brothers New Jersey Municipal Bond Index. The Lehman Brothers New Jersey Municipal Bond Index is composed of a broad range of New Jersey investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen New Jersey Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 8

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04             Nuveen New Jersey Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.97   $10.96   $10.94   $10.98
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/06/94  2/03/97  9/21/94  2/28/92
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.
Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.07%  1.64%
                  -------------------------------------------
                  5-Year                         5.35%  4.45%
                  -------------------------------------------
                  10-Year                        5.61%  5.15%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.26%  1.26%
                  -------------------------------------------
                  5-Year                         4.54%  4.37%
                  -------------------------------------------
                  10-Year                        4.99%  4.99%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.50%
                  -------------------------------------------
                  5-Year                         4.76%
                  -------------------------------------------
                  10-Year                        4.98%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.24%
                  -------------------------------------------
                  5-Year                         5.55%
                  -------------------------------------------
                  10-Year                        5.83%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/2/                4.15%  3.98%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.16%  3.03%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.69%  4.49%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.39%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.57%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.81%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.61%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.09%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                4.31%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.50%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.19%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.68%        1.25%
                            ------------------------------------------
                            5-Year            5.22%        4.33%
                            ------------------------------------------
                            10-Year           5.97%        5.51%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.97%        0.97%
                            ------------------------------------------
                            5-Year            4.45%        4.28%
                            ------------------------------------------
                            10-Year           5.35%        5.35%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.11%
                            ------------------------------------------
                            5-Year            4.66%
                            ------------------------------------------
                            10-Year           5.34%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.85%
                            ------------------------------------------
                            5-Year            5.43%
                            ------------------------------------------
                            10-Year           6.20%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed  66%
AA                   13%
A                     5%
BBB                  11%
NR                    3%
BB or Lower           2%

                  Top Five Sectors/4/
                  Tax Obligation/Limited                  23%
                  -------------------------------------------
                  Transportation                          15%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------
                  Healthcare                              11%
                  -------------------------------------------
                  Long-Term Care                           7%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $178,194
                  -------------------------------------------
                  Average Effective Maturity (Years)    17.36
                  -------------------------------------------
                  Duration                               6.00
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.
4As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 9

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies and the performance of the Nuveen New York and New York Insured Municipal Bond Funds. Paul, who has 13 years of investment experience, has managed the Funds since 1999.

What was the general market environment during the 12-month period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, interest rates began to fall as a significant growth in the rate of inflation failed to materialize.

Against this backdrop, municipal bond new issue supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that supply, however, took place in the first half of the year, before bond yields rose in the summer. In 2003, New York was the nation's second-leading issuer of new municipal debt. However, the state's issuance was 14 percent below that of the prior year. The declining rate of new issuance continued during the first two months of 2004. While still ranked second overall, new municipal supply in New York was down 36 percent on a year-over-year basis, compared to a national decrease of 26 percent.

Economic growth in New York continued to be slow during the 12-month reporting period. The state was forced to deal with budget stresses caused by a drop in capital-gains and income tax revenues, though indications were that recovering financial markets, a major source of employment in New York, were generating needed revenue increases. New York's fiscal year 2004 budget included sizeable increases in borrowing, spending cuts, and tax and fee increases. As of February 29, 2004, New York maintained its A2 credit rating from Moody's. The state had a AA rating from Standard & Poor's, with a negative outlook because of concerns about the state's budget situation.

How did the Funds perform?

The accompanying chart on page 11 provides average annual total return performance information for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons to their Lipper peer group averages and the Lehman Brothers New York Municipal Bond Indexes.

For the 12-month period, both Funds total returns outperformed their Lipper category average. The uninsured Fund outperformed the unmanaged Lehman Brothers New York Municipal Bond Index, while the insured Fund underperformed the Lehman Brothers New York Insured Municipal Bond Index.

The uninsured Fund benefited from having a relatively long duration in a climate of generally



--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 10

Class A Shares -
Average Annual Total Returns on NAV as of 2/29/04

--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen New York Municipal
                  Bond Fund               6.94%  5.63%   5.91%
                Lipper New York Municipal
                  Debt Funds Category
                  Average/1/              5.95%  5.02%   5.45%
                Lehman Brothers New York
                  Municipal Bond Index/2/ 6.24%  6.10%   6.52%
                -----------------------------------------------

                Nuveen New York Insured
                  Municipal Bond Fund     6.37%  5.71%   5.62%
                Lipper New York Insured
                  Municipal Debt Funds
                  Category Average/3/     5.66%  5.27%   5.56%
                Lehman Brothers New York
                  Insured Municipal Bond
                  Index/4/                6.60%  6.46%   6.59%

Current performance may be more or less than the performance shown.
--------------------------------------------------------------------------------

declining interest rates. Duration is a measure of sensitivity to changes in interest rates. During declining-interest-rate environments, such as most of the reporting period, investments with longer durations generally can be expected to outperform those with shorter durations, assuming no special circumstances. Other positive influences on the Fund's performance were supplied by some of our healthcare and resource recovery bonds, and by several inverse floating-rate securities, which provided additional income. These factors were counterbalanced by disappointing results from the portfolio's housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings. The insured Fund, meanwhile, also benefited from the strong performance of inverse floating-rate securities but was hurt by its shorter-than-average duration. At the end of the period, the Fund's duration was 5.61, while the duration of the Lehman Brothers New York Insured Municipal Bond Index was 7.83.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the reporting period?

Trading activity in the uninsured Fund was relatively modest during the reporting period. When we did make new purchases for the Fund, we favored intermediate bonds, especially those in the 15-20 year part of the yield curve, which we believed offered good value for shareholders without significantly lengthening the duration or increasing the interest rate risk of the Fund. Such a strategy was ongoing as the reporting period ended. Many of the new securities added to the Fund were AAA/U.S. Guaranteed bonds, which grew to 44 percent of the portfolio from 34 percent at the beginning of the period. Finally, some of our management decisions

1The Lipper peer group return represents the average annualized total return of the 106, 82 and 43 funds in the Lipper New York Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group return represents the average annualized total return of the 9, 9 and 4 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
4The Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report l Page 11
also centered on staying the course during the reporting period. For example, we saw modest underperformance from certain holdings backed by tobacco-settlement revenues. We maintained our position in these bonds, however, believing that they may recover and provide solid long-term value for shareholders.

In the insured Fund, turnover was modest during the reporting period. When possible, we emphasized intermediate bonds with defensive characteristics such as high levels of coupon income. We favored these types of bonds because we believed they could provide both an attractive yield and additional protection against a potential rise in interest rates.


                                    [CHART]

Nuveen New York Municipal Bond Fund
Growth of an Assumed $10,000 Investment

            Nuveen New York          Nuveen New York        Lehman Brothers
            Municipal                Municipal              New York Municipal
Date        Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
 2/94       $ 9,580.00               $10,000.00             $10,000.00
 3/94         9,166.62                 9,568.50               9,593.00
 4/94         9,144.71                 9,545.63               9,674.54
 5/94         9,248.96                 9,654.45               9,758.71
 6/94         9,217.80                 9,621.92               9,699.18
 7/94         9,350.07                 9,759.99               9,876.68
 8/94         9,391.59                 9,803.32               9,911.24
 9/94         9,193.70                 9,596.77               9,765.55
10/94         9,030.24                 9,426.14               9,591.72
11/94         8,773.96                 9,158.62               9,418.11
12/94         9,041.48                 9,437.87               9,625.31
 1/95         9,281.89                 9,688.82               9,900.59
 2/95         9,598.96                10,019.79              10,188.70
 3/95         9,680.46                10,104.86              10,305.87
 4/95         9,724.31                10,150.64              10,318.24
 5/95        10,045.89                10,486.32              10,647.39
 6/95         9,917.11                10,351.88              10,554.76
 7/95         9,971.25                10,408.41              10,655.03
 8/95        10,073.86                10,515.51              10,790.35
 9/95        10,128.26                10,572.29              10,858.33
10/95        10,290.51                10,741.66              11,015.77
11/95        10,522.36                10,983.67              11,198.63
12/95        10,636.84                11,103.17              11,306.14
 1/96        10,672.47                11,140.37              11,392.07
 2/96        10,608.54                11,073.64              11,314.60
 3/96        10,464.48                10,923.26              11,184.71
 4/96        10,420.32                10,877.16              11,162.79
 5/96        10,426.47                10,883.58              11,152.07
 6/96        10,533.86                10,995.68              11,280.43
 7/96        10,661.85                11,129.28              11,391.43
 8/96        10,647.56                11,114.36              11,379.70
 9/96        10,807.59                11,281.41              11,568.49
10/96        10,906.48                11,384.64              11,697.71
11/96        11,102.47                11,589.22              11,918.21
12/96        11,066.94                11,552.13              11,867.20
 1/97        11,044.70                11,528.91              11,888.09
 2/97        11,147.30                11,636.02              12,000.19
 3/97        11,017.44                11,500.46              11,845.15
 4/97        11,131.47                11,619.49              11,957.44
 5/97        11,288.87                11,783.79              12,160.24
 6/97        11,414.85                11,915.29              12,294.61
 7/97        11,778.87                12,295.27              12,653.86
 8/97        11,678.75                12,190.76              12,529.60
 9/97        11,806.40                12,324.01              12,678.57
10/97        11,880.31                12,401.16              12,764.91
11/97        11,943.39                12,467.01              12,839.46
12/97        12,094.83                12,625.09              13,034.75
 1/98        12,213.85                12,749.32              13,171.35
 2/98        12,244.50                12,781.32              13,180.71
 3/98        12,264.10                12,801.77              13,208.25
 4/98        12,171.50                12,705.12              13,124.78
 5/98        12,382.68                12,925.55              13,362.47
 6/98        12,436.42                12,981.65              13,424.07
 7/98        12,465.27                13,011.76              13,452.26
 8/98        12,642.53                13,196.79              13,666.69
 9/98        12,786.02                13,346.58              13,836.15
10/98        12,769.40                13,329.22              13,846.12
11/98        12,821.88                13,384.01              13,892.92
12/98        12,863.04                13,426.97              13,931.26
 1/99        12,971.99                13,540.70              14,102.75
 2/99        12,941.11                13,508.47              14,043.10
 3/99        12,956.90                13,524.95              14,057.14
 4/99        12,996.42                13,566.20              14,094.68
 5/99        12,941.58                13,508.95              14,013.77
 6/99        12,793.14                13,354.00              13,807.63
 7/99        12,799.15                13,360.28              13,856.09
 8/99        12,703.41                13,260.35              13,757.44
 9/99        12,667.46                13,222.82              13,756.06
10/99        12,486.19                13,033.60              13,596.35
11/99        12,586.95                13,138.78              13,755.30
12/99        12,476.69                13,023.69              13,648.28
 1/00        12,415.18                12,959.48              13,588.64
 2/00        12,625.25                13,178.75              13,760.13
 3/00        12,898.33                13,463.81              14,062.57
 4/00        12,835.90                13,398.65              13,972.43
 5/00        12,735.40                13,293.73              13,905.64
 6/00        13,062.95                13,635.65              14,280.96
 7/00        13,240.08                13,820.55              14,467.75
 8/00        13,392.61                13,979.76              14,684.05
 9/00        13,290.43                13,873.10              14,614.59
10/00        13,393.16                13,980.33              14,777.25
11/00        13,482.09                14,073.16              14,898.42
12/00        13,882.78                14,491.42              15,287.12
 1/01        13,972.46                14,585.03              15,428.38
 2/01        14,010.47                14,624.70              15,468.80
 3/01        14,101.25                14,719.47              15,625.81
 4/01        13,941.49                14,552.70              15,505.49
 5/01        14,082.71                14,700.12              15,662.71
 6/01        14,211.29                14,834.33              15,754.50
 7/01        14,433.98                15,066.79              15,976.01
 8/01        14,657.85                15,300.47              16,231.14
 9/01        14,558.62                15,196.89              16,105.84
10/01        14,689.21                15,333.20              16,287.51
11/01        14,600.78                15,240.90              16,166.33
12/01        14,416.23                15,048.25              16,026.98
 1/02        14,642.70                15,284.66              16,312.74
 2/02        14,842.58                15,493.30              16,524.15
 3/02        14,600.35                15,240.45              16,222.92
 4/02        14,787.96                15,436.28              16,529.37
 5/02        14,892.66                15,545.57              16,602.26
 6/02        15,025.95                15,684.71              16,775.09
 7/02        15,230.15                15,897.86              16,984.95
 8/02        15,378.34                16,052.55              17,199.64
 9/02        15,740.50                16,430.59              17,570.98
10/02        15,419.71                16,095.73              17,298.45
11/02        15,383.63                16,058.07              17,203.31
12/02        15,722.99                16,412.31              17,576.28
 1/03        15,643.27                16,329.10              17,537.26
 2/03        15,912.50                16,610.12              17,773.49
 3/03        15,890.70                16,587.36              17,791.79
 4/03        16,029.90                16,732.67              17,904.42
 5/03        16,402.75                17,121.87              18,308.16
 6/03        16,288.92                17,003.05              18,235.84
 7/03        15,684.60                16,372.23              17,619.29
 8/03        15,838.31                16,532.68              17,761.12
 9/03        16,321.85                17,037.42              18,272.82
10/03        16,296.39                17,010.85              18,188.58
11/03        16,505.31                17,228.92              18,374.65
12/03        16,644.78                17,374.51              18,507.69
 1/04        16,708.70                17,441.23              18,610.96
 2/04        17,017.14                17,763.19              18,882.12


                                    [CHART]

Nuveen New York Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                 Nuveen New York       Nuveen New York      Lehman Brothers
                 Insured Municipal     Insured Municipal    New York Insured
Date             Bond Fund (Offer)     Bond Fund (NAV)      Municipal Bond Index
 2/94            $ 9,580.00            $10,000.00           $10,000.00
 3/94              9,152.16              9,553.40             9,593.00
 4/94              9,164.97              9,566.77             9,674.54
 5/94              9,277.79              9,684.54             9,758.71
 6/94              9,217.49              9,621.59             9,699.18
 7/94              9,367.82              9,778.52             9,876.68
 8/94              9,389.84              9,801.50             9,911.24
 9/94              9,226.08              9,630.56             9,765.55
10/94              9,042.29              9,438.72             9,591.72
11/94              8,829.80              9,216.91             9,418.11
12/94              9,116.24              9,515.91             9,625.31
 1/95              9,374.68              9,785.68             9,900.59
 2/95              9,681.80             10,106.26            10,188.70
 3/95              9,742.31             10,169.43            10,305.87
 4/95              9,764.82             10,192.92            10,318.24
 5/95             10,124.16             10,568.02            10,647.39
 6/95              9,972.91             10,410.13            10,554.76
 7/95             10,014.69             10,453.75            10,655.03
 8/95             10,125.05             10,568.95            10,790.35
 9/95             10,187.02             10,633.63            10,858.33
10/95             10,367.13             10,821.63            11,015.77
11/95             10,567.21             11,030.49            11,198.63
12/95             10,680.39             11,148.63            11,306.14
 1/96             10,724.18             11,194.34            11,392.07
 2/96             10,667.98             11,135.68            11,314.60
 3/96             10,460.81             10,919.42            11,167.06
 4/96             10,414.36             10,870.94            11,132.33
 5/96             10,428.63             10,885.84            11,120.86
 6/96             10,533.44             10,995.24            11,263.77
 7/96             10,648.78             11,115.64            11,351.17
 8/96             10,651.87             11,118.86            11,341.64
 9/96             10,788.96             11,261.96            11,510.74
10/96             10,895.55             11,373.23            11,650.48
11/96             11,075.44             11,561.00            11,861.12
12/96             11,026.37             11,509.78            11,802.77
 1/97             10,998.04             11,480.20            11,822.48
 2/97             11,096.58             11,583.07            11,925.21
 3/97             10,941.78             11,421.48            11,759.69
 4/97             11,031.39             11,515.03            11,856.47
 5/97             11,174.80             11,664.72            12,037.29
 6/97             11,275.93             11,770.29            12,165.84
 7/97             11,571.14             12,078.43            12,520.72
 8/97             11,457.28             11,959.58            12,379.36
 9/97             11,581.36             12,089.10            12,528.29
10/97             11,640.77             12,151.12            12,614.36
11/97             11,700.26             12,213.21            12,688.15
12/97             11,825.92             12,344.38            12,902.83
 1/98             11,941.10             12,464.62            13,049.80
 2/98             11,957.34             12,481.57            13,035.57
 3/98             11,962.36             12,486.81            13,043.26
 4/98             11,899.32             12,421.01            12,945.05
 5/98             12,071.27             12,600.49            13,201.23
 6/98             12,120.16             12,651.52            13,264.46
 7/98             12,157.97             12,690.99            13,277.07
 8/98             12,298.03             12,837.19            13,519.64
 9/98             12,427.04             12,971.86            13,709.72
10/98             12,430.02             12,974.97            13,701.91
11/98             12,443.32             12,988.85            13,764.25
12/98             12,469.33             13,016.00            13,790.54
 1/99             12,576.56             13,127.94            13,969.68
 2/99             12,544.62             13,094.59            13,877.20
 3/99             12,547.50             13,097.60            13,891.63
 4/99             12,573.85             13,125.11            13,917.75
 5/99             12,518.03             13,066.83            13,802.93
 6/99             12,367.18             12,909.38            13,570.35
 7/99             12,382.02             12,924.87            13,615.13
 8/99             12,277.64             12,815.91            13,494.50
 9/99             12,244.86             12,781.69            13,476.28
10/99             12,103.56             12,634.19            13,288.83
11/99             12,195.79             12,730.47            13,475.27
12/99             12,113.83             12,644.92            13,336.61
 1/00             12,043.81             12,571.83            13,259.26
 2/00             12,230.49             12,766.69            13,458.68
 3/00             12,479.38             13,026.49            13,800.80
 4/00             12,420.73             12,965.27            13,667.90
 5/00             12,349.31             12,890.72            13,572.49
 6/00             12,638.65             13,192.75            14,013.60
 7/00             12,804.85             13,366.23            14,199.14
 8/00             12,959.15             13,527.30            14,450.18
 9/00             12,887.36             13,452.36            14,360.73
10/00             13,017.78             13,588.49            14,543.40
11/00             13,125.56             13,701.01            14,669.64
12/00             13,448.58             14,038.19            15,129.39
 1/01             13,516.37             14,108.94            15,259.04
 2/01             13,571.78             14,166.79            15,272.32
 3/01             13,679.00             14,278.70            15,439.86
 4/01             13,540.16             14,133.78            15,287.77
 5/01             13,672.99             14,272.43            15,467.10
 6/01             13,780.32             14,384.47            15,554.95
 7/01             13,966.77             14,579.09            15,795.74
 8/01             14,140.93             14,760.89            16,060.48
 9/01             14,064.15             14,680.74            15,915.62
10/01             14,173.00             14,794.37            16,126.97
11/01             14,093.64             14,711.52            15,988.61
12/01             13,960.45             14,572.49            15,821.52
 1/02             14,176.28             14,797.79            16,148.56
 2/02             14,352.49             14,981.72            16,370.11
 3/02             14,095.72             14,713.70            16,039.44
 4/02             14,314.07             14,941.61            16,381.24
 5/02             14,408.97             15,040.68            16,460.52
 6/02             14,545.57             15,183.26            16,638.95
 7/02             14,709.93             15,354.83            16,869.74
 8/02             14,943.82             15,598.98            17,107.77
 9/02             15,373.01             16,046.98            17,557.70
10/02             15,052.32             15,712.24            17,282.05
11/02             14,988.20             15,645.30            17,194.08
12/02             15,368.45             16,042.23            17,591.78
 1/03             15,282.85             15,952.87            17,540.94
 2/03             15,566.19             16,248.64            17,800.55
 3/03             15,536.93             16,218.09            17,826.54
 4/03             15,736.27             16,426.17            18,002.31
 5/03             16,123.38             16,830.25            18,448.22
 6/03             15,964.08             16,663.97            18,340.30
 7/03             15,269.16             15,938.59            17,622.09
 8/03             15,457.28             16,134.95            17,779.11
 9/03             15,937.23             16,635.94            18,313.72
10/03             15,878.10             16,574.22            18,210.44
11/03             16,099.13             16,804.93            18,410.75
12/03             16,216.33             16,927.27            18,573.69
 1/04             16,244.06             16,956.22            18,689.40
 2/04             16,557.41             17,283.30            18,975.91


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds while the Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds. The indexes do not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Funds returns include reinvestment of all dividends and distributions, and the Funds returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04               Nuveen New York Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.10   $11.11   $11.12   $11.13
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0420  $0.0355  $0.0375  $0.0440
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0062  $0.0062  $0.0062  $0.0062
         --------------------------------------------------------------
         Inception Date              9/07/94  2/03/97  9/14/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787. Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.94%  2.43%
                  -------------------------------------------
                  5-Year                         5.63%  4.73%
                  -------------------------------------------
                  10-Year                        5.91%  5.46%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         6.07%  2.07%
                  -------------------------------------------
                  5-Year                         4.85%  4.68%
                  -------------------------------------------
                  10-Year                        5.33%  5.33%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.30%
                  -------------------------------------------
                  5-Year                         5.05%
                  -------------------------------------------
                  10-Year                        5.33%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         7.06%
                  -------------------------------------------
                  5-Year                         5.85%
                  -------------------------------------------
                  10-Year                        6.17%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.54%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.17%  3.04%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.77%  4.57%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.83%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.58%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.88%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.04%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.77%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.74%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.51%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.28%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            6.43%        2.00%
                            ------------------------------------------
                            5-Year            5.47%        4.58%
                            ------------------------------------------
                            10-Year           6.32%        5.86%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.67%        1.67%
                            ------------------------------------------
                            5-Year            4.70%        4.53%
                            ------------------------------------------
                            10-Year           5.73%        5.73%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.89%
                            ------------------------------------------
                            5-Year            4.90%
                            ------------------------------------------
                            10-Year           5.73%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.65%
                            ------------------------------------------
                            5-Year            5.69%
                            ------------------------------------------
                            10-Year           6.58%
                            ------------------------------------------

Bond Credit Quality/5/
                                    [CHART]

AAA/U.S. Guaranteed  44%
AA                   27%
A                     9%
BBB                  15%
NR                    4%
BB or Lower           1%

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  24%
                  -------------------------------------------
                  Healthcare                              12%
                  -------------------------------------------
                  Education and Civic Organizations       12%
                  -------------------------------------------
                  Utilities                               11%
                  -------------------------------------------
                  U.S. Guaranteed                         10%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $350,944
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.14
                  -------------------------------------------
                  Duration                               6.35
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Ordinary income is subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04       Nuveen New York Insured Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.98   $11.00   $10.98   $11.00
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Latest Capital Gain/2/      $0.1411  $0.1411  $0.1411  $0.1411
         --------------------------------------------------------------
         Inception Date              9/07/94  2/11/97  9/14/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call
(800) 257-8787.
Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.37%  1.89%
                  -------------------------------------------
                  5-Year                         5.71%  4.80%
                  -------------------------------------------
                  10-Year                        5.62%  5.17%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.64%  1.64%
                  -------------------------------------------
                  5-Year                         4.92%  4.76%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.78%
                  -------------------------------------------
                  5-Year                         5.11%
                  -------------------------------------------
                  10-Year                        5.00%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.53%
                  -------------------------------------------
                  5-Year                         5.90%
                  -------------------------------------------
                  10-Year                        5.85%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                4.20%  4.03%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.76%  2.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.14%  3.97%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.43%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.23%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.66%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.52%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.08%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.63%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.68%        1.21%
                            ------------------------------------------
                            5-Year            5.53%        4.62%
                            ------------------------------------------
                            10-Year           6.02%        5.57%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.96%        0.96%
                            ------------------------------------------
                            5-Year            4.74%        4.58%
                            ------------------------------------------
                            10-Year           5.40%        5.40%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.10%
                            ------------------------------------------
                            5-Year            4.93%
                            ------------------------------------------
                            10-Year           5.40%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.84%
                            ------------------------------------------
                            5-Year            5.74%
                            ------------------------------------------
                            10-Year           6.25%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

Insured/U.S. Guaranteed     12%
Insured                     88%
               The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                  Top Five Sectors/5/
                  Tax Obligation/Limited                  22%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  U.S. Guaranteed                         12%
                  -------------------------------------------
                  Tax Obligation/General                  11%
                  -------------------------------------------
                  Transportation                          11%
                  -------------------------------------------
                  Portfolio Statistics
                  Net Assets ($000)                  $385,138
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.08
                  -------------------------------------------
                  Duration                               5.61
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.5%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 29, 2004

   Principal
Amount (000) Description
----------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.6%

    $  4,975 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,
              Series 2002, 5.375%, 5/15/33
----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 20.5%

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
             Series 1996A:
       1,000  5.700%, 3/01/16 - FSA Insured
       2,000  5.750%, 3/01/26 - FSA Insured

             Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
             Program, Series 1996A:
         915  6.300%, 11/15/10 (Alternative Minimum Tax)
         690  6.350%, 11/15/11 (Alternative Minimum Tax)

         905 Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
              Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

       3,125 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University
              Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

       1,500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,
              Series B, 5.400%, 7/01/23 - MBIA Insured

         500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,
              Series 1996E, 5.875%, 7/01/26 - MBIA Insured

       1,490 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School
              Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

       1,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy
              Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
             Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured
       2,755  5.500%, 7/01/29 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial
              Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
             University System Issue, Series 1999C:
       1,155  5.500%, 11/01/17 - FSA Insured
       1,155  5.500%, 11/01/18 - FSA Insured
       1,155  5.500%, 11/01/19 - FSA Insured

         750 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College
              Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,
              5.000%, 7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
             Series 2001D:
       1,000  5.500%, 7/01/23
         500  5.250%, 7/01/31

         925 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,
              Series 2001B, 5.000%, 3/01/32 - FSA Insured

         900 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee
              School, Series 2001E, 5.250%, 7/01/21

       6,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,
              Series 2002E, 5.250%, 7/01/32 - RAAI Insured

       4,500 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,
              Series 2002W, 5.125%, 7/01/27

                                                                                                           Optional Call
Description                                                                                                  Provisions*
-------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.6%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,                  5/12 at 100.00
 Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 20.5%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
Series 1996A:
 5.700%, 3/01/16 - FSA Insured                                                                           3/06 at 101.00
 5.750%, 3/01/26 - FSA Insured                                                                           3/06 at 101.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
Program, Series 1996A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                             11/04 at 102.00
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                             11/04 at 102.00

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan           11/11 at 100.00
 Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University  7/08 at 101.00
 Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,       7/05 at 101.00
 Series B, 5.400%, 7/01/23 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,   7/06 at 102.00
 Series 1996E, 5.875%, 7/01/26 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School        7/08 at 101.00
 Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy         7/07 at 102.00
 Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
Series 1999I:
 5.250%, 7/01/25 - MBIA Insured                                                                          7/09 at 101.00
 5.500%, 7/01/29 - MBIA Insured                                                                          7/09 at 101.00

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial          7/09 at 101.00
 Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
University System Issue, Series 1999C:
 5.500%, 11/01/17 - FSA Insured                                                                         11/09 at 101.00
 5.500%, 11/01/18 - FSA Insured                                                                         11/09 at 101.00
 5.500%, 11/01/19 - FSA Insured                                                                         11/09 at 101.00

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College      7/10 at 101.00
 Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,    7/11 at 101.00
 5.000%, 7/01/31 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
Series 2001D:
 5.500%, 7/01/23                                                                                         7/11 at 101.00
 5.250%, 7/01/31                                                                                         7/11 at 101.00

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,                3/11 at 101.00
 Series 2001B, 5.000%, 3/01/32 - FSA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee           7/11 at 101.00
 School, Series 2001E, 5.250%, 7/01/21

Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,     7/12 at 101.00
 Series 2002E, 5.250%, 7/01/32 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,            7/09 at 100.00
 Series 2002W, 5.125%, 7/01/27

                                                                                                                       Market
Description                                                                                              Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 1.6%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,                       BBB $4,790,278
 Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 20.5%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy Issue,
Series 1996A:
 5.700%, 3/01/16 - FSA Insured                                                                                AAA  1,088,880
 5.750%, 3/01/26 - FSA Insured                                                                                AAA  2,164,920

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan
Program, Series 1996A:
 6.300%, 11/15/10 (Alternative Minimum Tax)                                                                   Aa3    923,912
 6.350%, 11/15/11 (Alternative Minimum Tax)                                                                   Aa3    691,753

Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan                 Aaa    969,174
 Program, Series 2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University        AA  3,188,281
 Issue, Series 1998E, 5.000%, 7/01/28 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School Issue,            AAA  1,582,290
 Series B, 5.400%, 7/01/23 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College Issue,        AAA    555,100
 Series 1996E, 5.875%, 7/01/26 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School              AA  1,550,747
 Issue, Series A, 5.000%, 7/01/18 - RAAI Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy              AAA  1,091,110
 Issue, Series A, 5.400%, 7/01/27 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University,
Series 1999I:
 5.250%, 7/01/25 - MBIA Insured                                                                               AAA    992,654
 5.500%, 7/01/29 - MBIA Insured                                                                               AAA  3,042,925

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial               Aaa  2,236,040
 Hall Issue, Series 1999A, 5.625%, 7/01/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State
University System Issue, Series 1999C:
 5.500%, 11/01/17 - FSA Insured                                                                               AAA  1,326,552
 5.500%, 11/01/18 - FSA Insured                                                                               AAA  1,322,232
 5.500%, 11/01/19 - FSA Insured                                                                               AAA  1,314,540

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College           AAA    855,518
 Issue, Series D, 5.750%, 7/01/30 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G,         AAA  2,372,625
 5.000%, 7/01/31 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School,
Series 2001D:
 5.500%, 7/01/23                                                                                               A2  1,103,750
 5.250%, 7/01/31                                                                                               A2    532,440

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy,                     AAA    971,879
 Series 2001B, 5.000%, 3/01/32 - FSA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee                 A2    978,561
 School, Series 2001E, 5.250%, 7/01/21

Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford Issue,           AA  6,321,240
 Series 2002E, 5.250%, 7/01/32 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue,                 AAA  4,780,125
 Series 2002W, 5.125%, 7/01/27

----
15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  2,250 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,
              Series 2003-X1, 5.000%, 7/01/42

       1,540 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,
              Series 2003B, 5.000%, 7/01/33 - MBIA Insured

       2,160 The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,
              5.250%, 5/15/18

       3,120 The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,
              5.250%, 11/15/20 - FGIC Insured

       1,500 The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20

       1,000 The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19

       7,000 The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.4%

         900 Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,
              Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,
              Series 1992A, 6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital
              Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,
              Series 1999G, 5.000%, 7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
             Issue, Series 1997B:
       1,000  5.375%, 7/01/17
       3,500  5.500%, 7/01/27

       1,550 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital
              Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital
              Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
             Issue, Series G:
         500  5.700%, 7/01/22 - AMBAC Insured
       1,000  5.625%, 7/01/25 - AMBAC Insured

       1,500 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East
              Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

       2,725 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital
              Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health
              Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,
              Series 2002B, 5.500%, 7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,
              Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield
              Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,
              6.200%, 11/15/41 (Alternative Minimum Tax)

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,                7/13 at 100.00       AAA
 Series 2003-X1, 5.000%, 7/01/42

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,               7/13 at 100.00       AAA
 Series 2003B, 5.000%, 7/01/33 - MBIA Insured

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,              5/12 at 100.00       AA-
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,                      11/12 at 101.00       AAA
 5.250%, 11/15/20 - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20                  4/11 at 101.00        AA

The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19                  4/12 at 100.00        AA

The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA             No Opt. Call       AAA
 Insured
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 8.4%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,     7/04 at 100.00       AAA
 Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,      7/04 at 100.00       AAA
 Series 1992A, 6.625%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital    7/04 at 102.00       AAA
 Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,        7/09 at 101.00       Aaa
 Series 1999G, 5.000%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
Issue, Series 1997B:
 5.375%, 7/01/17                                                                                       7/07 at 102.00       Ba1
 5.500%, 7/01/27                                                                                       7/07 at 102.00       Ba1

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital     7/06 at 102.00       AAA
 Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital      7/07 at 102.00       AAA
 Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
Issue, Series G:
 5.700%, 7/01/22 - AMBAC Insured                                                                       7/09 at 101.00       AAA
 5.625%, 7/01/25 - AMBAC Insured                                                                       7/09 at 101.00       AAA

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East  11/09 at 101.00       AAA
 Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital     7/09 at 101.00        AA
 Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health      7/10 at 101.00        AA
 Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,         7/12 at 101.00        AA
 Series 2002B, 5.500%, 7/01/32 - RAAI Insured

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,  7/05 at 102.00       AAA
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 1.9%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield 12/09 at 102.00       N/R
 Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,         12/09 at 100.00       AAA
 6.200%, 11/15/41 (Alternative Minimum Tax)

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations (continued)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,               $2,352,578
 Series 2003-X1, 5.000%, 7/01/42

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School,               1,627,611
 Series 2003B, 5.000%, 7/01/33 - MBIA Insured

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2002A,              2,418,768
 5.250%, 5/15/18

The University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A,                       3,483,917
 5.250%, 11/15/20 - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2001A, 5.250%, 4/01/20                  1,647,045

The University of Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/01/19                  1,123,490

The University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/13 - MBIA           7,998,200
 Insured
-----------------------------------------------------------------------------------------------------------------
Healthcare - 8.4%

Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Raphael Hospital Issue,       937,620
 Series 1991D, 6.625%, 7/01/14 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue,      2,028,900
 Series 1992A, 6.625%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital      827,304
 Issue, Series 1994B, 6.000%, 7/01/24 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital Issue,        1,075,330
 Series 1999G, 5.000%, 7/01/18 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care
Issue, Series 1997B:
 5.375%, 7/01/17                                                                                         843,910
 5.500%, 7/01/27                                                                                       2,767,065

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Hospital     1,709,805
 Issue, Series A, 5.800%, 7/01/26 - MBIA Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital      2,229,620
 Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital
Issue, Series G:
 5.700%, 7/01/22 - AMBAC Insured                                                                         562,425
 5.625%, 7/01/25 - AMBAC Insured                                                                       1,101,870

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East   1,686,780
 Issue, Series 1999F, 5.750%, 11/15/29 - MBIA Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital     2,965,400
 Issue, Series C, 5.750%, 7/01/20 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health      2,262,840
 Network Issue, Series 2000A, 6.000%, 7/01/25 - RAAI Insured

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital Issue,         2,152,980
 Series 2002B, 5.500%, 7/01/32 - RAAI Insured

Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer Inc. Project,  2,461,028
 Series 1994, 7.000%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 1.9%

Housing Authority of the City of Bridgeport, Connecticut, Multifamily Housing Revenue Bonds Stratfield  1,969,229
 Apartments Project, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2,          2,133,160
 6.200%, 11/15/41 (Alternative Minimum Tax)

----
16

   Principal                                                                                                       Optional Call
Amount (000) Description                                                                                             Provisions*
---------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,470 New Britain, Connecticut, Senior Citizens Housing Development Corporation, Mortgage Revenue          7/04 at 100.00
              Refunding Bonds, FHA-Insured Mortgage Loan - Nathan Hale Apartments Section 8 Assisted Project,
              Series 1992A, 6.875%, 7/01/24
---------------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 2.1%

       1,500 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2002F-3,      11/12 at 100.00
              5.250%, 5/15/33 (Alternative Minimum Tax)

       1,985 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001A-1,       5/10 at 100.00
              5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,        11/10 at 100.00
              5.300%, 11/15/33 (Alternative Minimum Tax)

         945 Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001D-2,       5/12 at 100.00
              5.350%, 11/15/32 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.6%

         500 Connecticut Housing Finance Authority, Group Home Mortgage Finance Program, Special Obligation       6/10 at 102.00
              Bonds, Series GH-5, 5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew  8/08 at 102.00
              Home and Hospital Issue, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
             Church Homes, Inc. - Congregational Avery Heights Project, Series 1997:
       1,700  5.700%, 4/01/12                                                                                     4/07 at 102.00
       2,560  5.800%, 4/01/21                                                                                     4/07 at 102.00

       1,875 Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim    12/06 at 103.00
              Park Baptist Home, Inc. Project, Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
             Connecticut Baptist Homes, Inc. Project, Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                                                                      9/09 at 102.00
         500  5.625%, 9/01/22 - RAAI Insured                                                                      9/09 at 102.00

       1,000 Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Mary    12/09 at 102.00
              Wade Home, Inc. Project, Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc. Project, Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                                                                      2/10 at 102.00
       3,910  5.375%, 8/01/24 - RAAI Insured                                                                      2/10 at 102.00
---------------------------------------------------------------------------------------------------------------------------------
             Materials - 0.3%

       1,000 Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper          10/07 at 102.00
              Company Project, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.8%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series 1997A, 5.250%, 3/01/17 - AMBAC Insured     3/07 at 101.00

       1,500 Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC    8/12 at 100.00
              Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 - FSA Insured       9/13 at 100.00

         325 Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                             No Opt. Call

             Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
         660  5.625%, 10/15/18                                                                                   10/09 at 101.00
         660  5.625%, 10/15/19                                                                                   10/09 at 101.00

         395 Town of Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 - FGIC       6/11 at 102.00
              Insured

         500 Connecticut, General Obligation Bonds, Series 1999B, 5.500%, 11/01/18                               11/09 at 101.00

             State of Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19                                                                                     6/12 at 100.00
       2,000  5.500%, 6/15/21                                                                                     6/12 at 100.00

                                                                                                                  Market
Description                                                                                         Ratings**      Value
------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

New Britain, Connecticut, Senior Citizens Housing Development Corporation, Mortgage Revenue               AAA $1,549,013
 Refunding Bonds, FHA-Insured Mortgage Loan - Nathan Hale Apartments Section 8 Assisted Project,
 Series 1992A, 6.875%, 7/01/24
------------------------------------------------------------------------------------------------------------------------
Housing/Single Family - 2.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2002F-3,            AAA  1,560,510
 5.250%, 5/15/33 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001A-1,            AAA  2,070,831
 5.250%, 11/15/28

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C,              AAA  1,656,344
 5.300%, 11/15/33 (Alternative Minimum Tax)

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001D-2,            AAA    988,234
 5.350%, 11/15/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 5.6%

Connecticut Housing Finance Authority, Group Home Mortgage Finance Program, Special Obligation            AAA    543,525
 Bonds, Series GH-5, 5.850%, 6/15/30 - AMBAC Insured

Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew       AAA  1,042,570
 Home and Hospital Issue, Series 1999B, 5.200%, 8/01/38

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
Church Homes, Inc. - Congregational Avery Heights Project, Series 1997:
 5.700%, 4/01/12                                                                                        BBB-  1,717,680
 5.800%, 4/01/21                                                                                        BBB-  2,476,109

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Elim         BBB+  1,929,038
 Park Baptist Home, Inc. Project, Series 1998A, 5.375%, 12/01/18

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds,
Connecticut Baptist Homes, Inc. Project, Series 1999:
 5.500%, 9/01/15 - RAAI Insured                                                                           AA  1,098,750
 5.625%, 9/01/22 - RAAI Insured                                                                           AA    541,520

Connecticut Development Authority, First Mortgage Gross Revenue Healthcare Refunding Bonds, Mary          N/R  1,106,120
 Wade Home, Inc. Project, Series 1999A, 6.375%, 12/01/18

Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc. Project, Series 1999A:
 5.250%, 8/01/19 - RAAI Insured                                                                           AA  2,351,096
 5.375%, 8/01/24 - RAAI Insured                                                                           AA  4,147,923
------------------------------------------------------------------------------------------------------------------------
Materials - 0.3%

Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper                BBB  1,036,210
 Company Project, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 17.8%

Bridgeport, Connecticut, General Obligation Bonds, Series 1997A, 5.250%, 3/01/17 - AMBAC Insured          AAA  3,067,176

Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC         Aaa  1,681,305
 Insured

Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 - FSA Insured            AAA  1,578,686

Town of Canterbury, Connecticut, General Obligation Bonds, 7.200%, 5/01/09                                 A3    397,075

Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
 5.625%, 10/15/18                                                                                        Aa3    761,079
 5.625%, 10/15/19                                                                                        Aa3    758,703

Town of Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 - FGIC            Aaa    455,909
 Insured

Connecticut, General Obligation Bonds, Series 1999B, 5.500%, 11/01/18                                      AA    572,395

State of Connecticut, General Obligation Bonds, Series 2002B:
 5.500%, 6/15/19                                                                                          AA  1,138,610
 5.500%, 6/15/21                                                                                          AA  2,244,060

----
17

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  5,000 State of Connecticut, General Obligation Bonds, Residual        No Opt. Call       Aa2 $7,878,150
              Certificates Series 514, 14.120%, 12/15/13 (IF)

       1,000 State of Connecticut, General Obligation Bonds, Series       11/12 at 100.00        AA  1,110,160
              2002D, 5.375%, 11/15/21

       1,000 State of Connecticut, General Obligation Bonds, Series       11/11 at 100.00        AA  1,073,050
              2001D, 5.000%, 11/15/20

       2,500 State of Connecticut, General Obligation Bonds, Series        4/12 at 100.00        AA  2,809,250
              2002A, 5.375%, 4/15/19

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa  1,132,151
              2001, 5.000%, 7/15/16 - FGIC Insured

             Town of Glastonbury, Connecticut, General Obligation Bonds,
             Issue of 1988:
         200  7.200%, 8/15/06                                                No Opt. Call       Aa1    227,876
         200  7.200%, 8/15/07                                                No Opt. Call       Aa1    236,440
         200  7.200%, 8/15/08                                                No Opt. Call       Aa1    243,584

             Town of Griswold, Connecticut, General Obligation Bonds,
             Issue of 1989:
         200  7.500%, 4/01/04 - MBIA Insured                                 No Opt. Call       AAA    201,214
         150  7.500%, 4/01/05 - MBIA Insured                                 No Opt. Call       AAA    160,489

         340 City of Middletown, Connecticut, General Obligation Bonds,      No Opt. Call        AA    379,848
              6.900%, 4/15/06

         500 City of New Haven, Connecticut, General Obligation Bonds,     2/08 at 101.00       AAA    525,645
              Series 1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 City of New Haven, Connecticut, General Obligation Bonds,    11/10 at 101.00       AAA  1,756,602
              Series 2001A, 5.000%, 11/01/20 - FGIC Insured

             City of New London, Connecticut General Obligation Bonds,
             Water Department Revenue Series 20:
         120  7.300%, 12/01/05                                               No Opt. Call        A+    132,686
         100  7.300%, 12/01/07                                               No Opt. Call        A+    119,492

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,052,025
              2000A, 6.000%, 6/01/20 - ACA Insured

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         160  7.400%, 5/01/08                                                No Opt. Call        A1    193,450
         160  7.400%, 5/01/09                                                No Opt. Call        A1    197,882

             Town of Old Saybrook, Connecticut, General Obligation Bonds:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA    334,309
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA    334,662

             Regional School District No. 16, Towns of Beacon Falls and
             Prospect, Connecticut, General Obligation Bonds, Issue of
             2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa    741,228
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa    746,259
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa    746,798

       1,460 Regional School District No. 008, Towns of Andover, Hebron,   5/11 at 101.00       Aaa  1,570,215
              and Marlborough, County of Tolland, Connecticut, General
              Obligation Bonds, Series 2002, 5.000%, 5/01/21 - FSA
              Insured

         420 Regional School District No. 15, Connecticut, General         8/10 at 101.00       Aaa    443,680
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 -
              FSA Insured

             Town of Stratford, Connecticut, General Obligation Bonds,
             Series 2002:
       2,050  4.000%, 2/15/16 - FSA Insured                                2/12 at 100.00       AAA  2,102,767
       2,065  4.000%, 2/15/17 - FSA Insured                                2/12 at 100.00       AAA  2,102,377

       3,700 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call       AAA  5,683,348
              TICS, 15.457%, 7/01/19 (IF) - FSA Insured

             City of Waterbury, Connecticut, General Obligation Bonds,
             Series 2002A:
       1,500  5.375%, 4/01/16 - FSA Insured                                4/12 at 100.00       AAA  1,707,705
       1,090  5.375%, 4/01/17 - FSA Insured                                4/12 at 100.00       AAA  1,234,916

             City of Waterbury, Connecticut, General Obligation Tax
             Revenue Intercept Bonds, Issue of 2000:
         910  6.000%, 2/01/18 - RAAI Insured                               2/09 at 101.00        AA  1,026,007
       1,025  6.000%, 2/01/20 - RAAI Insured                               2/09 at 101.00        AA  1,155,667

       1,630 Town of Westport, Connecticut, General Obligation Bonds,      2/12 at 100.00       Aaa  1,734,581
              Series 2003, 4.875%, 2/01/20

----
18

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Town of Winchester, Connecticut General Obligation Bonds:
    $    140  6.750%, 4/15/06
         140  6.750%, 4/15/07
         140  6.750%, 4/15/08
         140  6.750%, 4/15/09
         140  6.750%, 4/15/10
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.3%

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
             Program Issue, St. Camillus Health Center Project, Series 1994:
       2,000  6.250%, 11/01/18
       3,695  6.250%, 11/01/18 - AMBAC Insured

         880 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities
              Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

       5,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
              6.250%, 11/01/20 - AMBAC Insured

       2,895 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for
              Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

       4,365 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
              Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

             Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
       1,500  5.375%, 7/01/18 - FSA Insured
       1,780  5.375%, 7/01/19 - FSA Insured

       4,000 Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,
              5.000%, 12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,
              5.000%, 1/01/23 - FGIC Insured

       1,150 State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
              Series 1992B, 6.125%, 9/01/12

             Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
       1,275  5.000%, 12/15/20
       1,000  5.000%, 12/15/30

       1,000 Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,
              5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,
              6.500%, 10/01/24

         725 Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of
              1990, 6.900%, 3/01/06 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Transportation - 1.7%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,
              5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25

       1,360 City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,
              5.375%, 12/01/14 - AMBAC Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,
              Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of Winchester, Connecticut General Obligation Bonds:
 6.750%, 4/15/06                                                                                         No Opt. Call        A2
 6.750%, 4/15/07                                                                                         No Opt. Call        A2
 6.750%, 4/15/08                                                                                         No Opt. Call        A2
 6.750%, 4/15/09                                                                                         No Opt. Call        A2
 6.750%, 4/15/10                                                                                         No Opt. Call        A2
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 13.3%

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, St. Camillus Health Center Project, Series 1994:
 6.250%, 11/01/18                                                                                     11/04 at 102.00        AA
 6.250%, 11/01/18 - AMBAC Insured                                                                     11/04 at 102.00       AAA

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities  7/08 at 102.00       AAA
 Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/04 at 102.00       AAA
 Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/04 at 102.00       AAA
 Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
 6.250%, 11/01/20 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for  7/08 at 105.00         A
 Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home          11/06 at 102.00        AA
 Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
 5.375%, 7/01/18 - FSA Insured                                                                         7/12 at 100.00       AAA
 5.375%, 7/01/19 - FSA Insured                                                                         7/12 at 100.00       AAA

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,       12/12 at 100.00       AAA
 5.000%, 12/01/20 - AMBAC Insured

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,        1/14 at 100.00       AAA
 5.000%, 1/01/23 - FGIC Insured

State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,               No Opt. Call       AA-
 Series 1992B, 6.125%, 9/01/12

Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
 5.000%, 12/15/20                                                                                     12/11 at 101.00       AA-
 5.000%, 12/15/30                                                                                     12/11 at 101.00       AA-

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,                  7/10 at 101.00       AAA
 5.750%, 7/01/19 - MBIA Insured

Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,                10/10 at 101.00       BBB
 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of           3/04 at 100.00       AAA
 1990, 6.900%, 3/01/06 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
Transportation - 1.7%

Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,                4/11 at 101.00       AAA
 5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25                      7/10 at 100.00      Baa2

City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,         No Opt. Call       AAA
 5.375%, 12/01/14 - AMBAC Insured

Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,         6/06 at 102.00       CCC
 Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Town of Winchester, Connecticut General Obligation Bonds:
 6.750%, 4/15/06                                                                                      $  155,519
 6.750%, 4/15/07                                                                                         161,095
 6.750%, 4/15/08                                                                                         165,579
 6.750%, 4/15/09                                                                                         169,259
 6.750%, 4/15/10                                                                                         172,255
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 13.3%

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, St. Camillus Health Center Project, Series 1994:
 6.250%, 11/01/18                                                                                      2,072,240
 6.250%, 11/01/18 - AMBAC Insured                                                                      3,894,863

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities    910,034
 Program, Series A, 5.000%, 7/01/28 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           5,270,450
 Program Issue, Saint Joseph's Manor Project, Series 1994, 6.250%, 11/01/16 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           3,155,490
 Program Issue, The Jewish Home for the Elderly of Fairfield County Project, Series 1994,
 6.250%, 11/01/20 - AMBAC Insured

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for  3,193,272
 Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home           4,844,713
 Program Issue, 3030 Park Fairfield Health Center Project, Series 1996, 6.250%, 11/01/21

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002A:
 5.375%, 7/01/18 - FSA Insured                                                                         1,701,120
 5.375%, 7/01/19 - FSA Insured                                                                         2,006,719

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2002B,        4,332,920
 5.000%, 12/01/20 - AMBAC Insured

Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2003B,        1,070,150
 5.000%, 1/01/23 - FGIC Insured

State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,             1,396,974
 Series 1992B, 6.125%, 9/01/12

Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
 5.000%, 12/15/20                                                                                      1,373,889
 5.000%, 12/15/30                                                                                      1,047,410

Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B,                  1,171,470
 5.750%, 7/01/19 - MBIA Insured

Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Notes, Series 1999A,                 2,294,480
 6.500%, 10/01/24

Town of Woodstock, Connecticut, Special General Obligation Bonds, Woodstock Academy, Issue of             728,422
 1990, 6.900%, 3/01/06 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------
Transportation - 1.7%

Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A,                2,184,378
 5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25                      1,047,680

City of New Haven, Connecticut, Air Rights Parking Facility Revenue Refunding Bonds, Series 2002,       1,609,057
 5.375%, 12/01/14 - AMBAC Insured

Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines, Inc. Project,           193,788
 Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)

----
19

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.5%

    $  1,000 Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded to     7/10 at 101.00
              7/15/10) - FGIC Insured

       2,355 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,           7/10 at 100.00
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

       1,300 Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare   7/04 at 100.00
              System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

             State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
             Program Issue, Highland View Manor, Inc. Project, Series 1994:
       1,500  7.200%, 11/01/10 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured               11/04 at 102.00
       4,200  7.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured               11/04 at 102.00

       2,000 State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home        11/04 at 102.00
              Program Issue, AHF/Hartford, Inc. Project, Series 1994, 7.125%, 11/01/24 (Pre-refunded to
              11/01/04) - AMBAC Insured

       4,115 Connecticut Health and Educational Facilities Authority, Nursing Home Program Revenue Bonds, Abbott  11/06 at 102.00
              Terrace Health Center Project, Series 1996, 5.750%, 11/01/13 (Pre-refunded to 11/01/06)

         665 City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19             11/09 at 101.00
              (Pre-refunded to 11/01/09) - FSA Insured

             Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                                                                    10/10 at 101.00
       4,500  5.500%, 10/01/40                                                                                    10/10 at 101.00

       2,105 City of Stamford, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/15 (Pre-refunded   8/12 at 100.00
              to 8/15/12)

         500 The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2000A,           11/10 at 101.00
              5.750%, 11/15/29 (Pre-refunded to 11/15/10) - FGIC Insured

         135 The University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded  3/10 at 101.00 to 3/01/10) - FGIC Insured

             The University of Connecticut, General Obligation Bonds, Series 2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                                                            4/12 at 100.00
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                                                            4/12 at 100.00
----------------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.4%

       8,000 Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding    7/05 at 102.00
              Bonds, Ogden Martin Systems of Bristol, Inc. Project, Series 1995, 6.500%, 7/01/14

       2,025 Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and  10/08 at 102.00
              Power Company, Series 1993A, 5.850%, 9/01/28

         500 Connecticut Resource Recovery Authority, Wallingford Resource Recovery Project Revenue Bonds,         5/04 at 100.00
              Subordinated Series 1991, 6.800%, 11/15/04 (Alternative Minimum Tax)

       5,250 Connecticut Resources Recovery Authority Corporate Credit Bonds/Tax Exempt Interest, American REF-    5/04 at 101.50
              FUEL Company of Southeastern Connecticut Project, Series 1992A, 6.450%, 11/15/22 (Alternative
              Minimum Tax)

       1,000 Connecticut Resources Recovery Authority, Corporate Credit Resource Recovery Revenue Bonds,          12/11 at 102.00
              America REF-FUEL Company of Southeastern Connecticut Project, Series 1998A-II, 5.500%, 11/15/15
              (Alternative Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon
             Project, Series 1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                                                            7/04 at 101.00
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                                                            7/04 at 101.00
       3,915  5.500%, 1/01/20 (Alternative Minimum Tax)                                                            7/04 at 101.00

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                                                                     10/09 at 101.00
       1,000  5.125%, 10/01/29 - AMBAC Insured                                                                    10/09 at 101.00

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.5%

Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded to          AAA $1,215,600
 7/15/10) - FGIC Insured

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,                AAA  2,655,734
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare        AAA  1,710,176
 System - Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home
Program Issue, Highland View Manor, Inc. Project, Series 1994:
 7.200%, 11/01/10 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured                    AAA  1,590,405
 7.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded to 11/01/04) - AMBAC Insured                    AAA  4,461,534

State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing Home              AAA  2,122,840
 Program Issue, AHF/Hartford, Inc. Project, Series 1994, 7.125%, 11/01/24 (Pre-refunded to
 11/01/04) - AMBAC Insured

Connecticut Health and Educational Facilities Authority, Nursing Home Program Revenue Bonds, Abbott      AA***  4,659,291
 Terrace Health Center Project, Series 1996, 5.750%, 11/01/13 (Pre-refunded to 11/01/06)

City of New Haven, Connecticut, General Obligation Bonds, Series 2000C, 6.000%, 11/01/19                   AAA    800,607
 (Pre-refunded to 11/01/09) - FSA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
 5.500%, 10/01/32                                                                                         AAA  2,854,554
 5.500%, 10/01/40                                                                                         AAA  5,029,110

City of Stamford, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/15 (Pre-refunded        AAA  2,425,339
 to 8/15/12)

The University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2000A,                 AAA    602,905
 5.750%, 11/15/29 (Pre-refunded to 11/15/10) - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded       AAA    159,525
 to 3/01/10) - FGIC Insured

The University of Connecticut, General Obligation Bonds, Series 2002A:
 5.375%, 4/01/17 (Pre-refunded to 4/01/12)                                                              AA***  3,597,850
 5.375%, 4/01/18 (Pre-refunded to 4/01/12)                                                              AA***  1,173,850
-------------------------------------------------------------------------------------------------------------------------
Utilities - 10.4%

Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Refunding          A2  8,312,640
 Bonds, Ogden Martin Systems of Bristol, Inc. Project, Series 1995, 6.500%, 7/01/14

Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and         A3  2,171,995
 Power Company, Series 1993A, 5.850%, 9/01/28

Connecticut Resource Recovery Authority, Wallingford Resource Recovery Project Revenue Bonds,               AA    502,125
 Subordinated Series 1991, 6.800%, 11/15/04 (Alternative Minimum Tax)

Connecticut Resources Recovery Authority Corporate Credit Bonds/Tax Exempt Interest, American REF-         BBB  5,331,795
 FUEL Company of Southeastern Connecticut Project, Series 1992A, 6.450%, 11/15/22 (Alternative
 Minimum Tax)

Connecticut Resources Recovery Authority, Corporate Credit Resource Recovery Revenue Bonds,               Baa2  1,054,760
 America REF-FUEL Company of Southeastern Connecticut Project, Series 1998A-II, 5.500%, 11/15/15
 (Alternative Minimum Tax)

Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon
Project, Series 1993A:
 5.250%, 1/01/06 (Alternative Minimum Tax)                                                                BBB    243,014
 5.500%, 1/01/14 (Alternative Minimum Tax)                                                                BBB  1,398,770
 5.500%, 1/01/20 (Alternative Minimum Tax)                                                                BBB  3,933,596

Guam Power Authority, Revenue Bonds, Series 1999A:
 5.125%, 10/01/29 - MBIA Insured                                                                          AAA  2,401,364
 5.125%, 10/01/29 - AMBAC Insured                                                                         AAA  1,051,470

----
20

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  4,000 Puerto Rico Electric Power Authority, Trust Series 2002-1       No Opt. Call       AAA $  5,320,040
              TICs, Inverse Floating Rate Bonds, 12.676%, 7/01/20 (IF) -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.6%

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA    1,734,695
              Series 2003A, 5.000%, 10/01/16

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A    1,873,672
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA    3,281,700
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA    4,181,740
----------------------------------------------------------------------------------------------------------------
    $274,560 Total Long-Term Investments (cost $278,674,261) - 98.7%                                 300,855,307
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.3%                                                      3,808,454
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $304,663,761
             --------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.9%

             Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2002:
    $  5,000  5.750%, 6/01/32
       1,000  6.000%, 6/01/37

             Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2003:
         710  6.125%, 6/01/24
         750  6.375%, 6/01/32
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.1%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,
              Series 2002, 6.000%, 9/15/27

         500 Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,
              Series 2004A, 5.000%, 8/15/35

       1,000 Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,
              Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

         855 New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic
              Project, Series 1992, 8.000%, 9/15/18

         150 New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service
              Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

         505 New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,
              Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,
              Series 1993A, 5.625%, 7/01/13

         650 New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,
              5.000%, 7/01/25 - AMBAC Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,
              Series 2002D, 5.250%, 7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,
              5.125%, 7/01/21 - FGIC Insured

             New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
         560  5.125%, 7/01/21 - MBIA Insured
         500  5.000%, 7/01/34 - MBIA Insured

          30 New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class
              Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing
              Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
              Series 2002, 5.500%, 12/01/31
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.5%

         500 New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital
              Obligated Group, Series 1997, 6.000%, 7/01/27

       1,200 New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name
              Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

         250 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and
              Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

       4,875 New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey
              City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community
              Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,
              Series 2002, 5.875%, 7/01/21

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.9%

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2002:
 5.750%, 6/01/32                                                                                       6/12 at 100.00       BBB
 6.000%, 6/01/37                                                                                       6/12 at 100.00       BBB

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2003:
 6.125%, 6/01/24                                                                                       6/13 at 100.00       BBB
 6.375%, 6/01/32                                                                                       6/13 at 100.00       BBB
---------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.1%

Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,       9/12 at 101.00       N/R
 Series 2002, 6.000%, 9/15/27

Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,        8/14 at 100.00      Baa1
 Series 2004A, 5.000%, 8/15/35

Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,              1/09 at 101.00       AAA
 Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic           No Opt. Call       N/R
 Project, Series 1992, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             No Opt. Call       AAA
 Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,                7/04 at 100.00        A-
 Series 1976D, 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,                 7/04 at 101.00      Baa1
 Series 1993A, 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,               7/11 at 100.00       AAA
 5.000%, 7/01/25 - AMBAC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,             7/13 at 100.00         A
 Series 2002D, 5.250%, 7/01/32 - ACA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,             7/13 at 100.00       AAA
 5.125%, 7/01/21 - FGIC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
 5.125%, 7/01/21 - MBIA Insured                                                                        7/14 at 100.00       AAA
 5.000%, 7/01/34 - MBIA Insured                                                                        7/14 at 100.00       AAA

New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class          7/04 at 100.00        A+
 Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing  12/12 at 101.00       BBB
 Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
 Series 2002, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------------------------------
Healthcare - 10.5%

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital  7/07 at 102.00      BBB-
 Obligated Group, Series 1997, 6.000%, 7/01/27

New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name           7/07 at 102.00       AAA
 Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and        7/04 at 102.00       AAA
 Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey       8/11 at 100.00       AAA
 City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community      1/12 at 100.00        AA
 Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,     7/12 at 100.00      Baa1
 Series 2002, 5.875%, 7/01/21

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Consumer Staples - 3.9%

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2002:
 5.750%, 6/01/32                                                                                      $4,698,000
 6.000%, 6/01/37                                                                                         902,800

Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
Series 2003:
 6.125%, 6/01/24                                                                                         693,031
 6.375%, 6/01/32                                                                                         729,818
-----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 7.1%

Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project,       2,600,575
 Series 2002, 6.000%, 9/15/27

Middlesex County Improvement Authority, New Jersey, George Street Student Housing Revenue Bonds,          503,600
 Series 2004A, 5.000%, 8/15/35

Housing Authority of the City of New Brunswick, New Jersey, Lease Revenue Refunding Bonds,              1,045,850
 Series 1998, Rutgers University, 4.750%, 7/01/18 - FGIC Insured

New Jersey Economic Development Authority, Economic Development Bonds, Yeshiva Ktana of Passaic           928,282
 Project, Series 1992, 8.000%, 9/15/18

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             157,955
 Issue, Series 1995B, 5.500%, 5/15/05 - MBIA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue,                  507,232
 Series 1976D, 6.750%, 7/01/08

New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College,                   418,786
 Series 1993A, 5.625%, 7/01/13

New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D,                 682,325
 5.000%, 7/01/25 - AMBAC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University,             2,605,750
 Series 2002D, 5.250%, 7/01/32 - ACA Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I,               545,715
 5.125%, 7/01/21 - FGIC Insured

New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L:
 5.125%, 7/01/21 - MBIA Insured                                                                          615,653
 5.000%, 7/01/34 - MBIA Insured                                                                          528,050

New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, New Jersey Class             30,349
 Loan Program, Series 1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing   1,540,335
 Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System Project,
 Series 2002, 5.500%, 12/01/31
-----------------------------------------------------------------------------------------------------------------
Healthcare - 10.5%

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital    502,560
 Obligated Group, Series 1997, 6.000%, 7/01/27

New Jersey Health Care Facilities Financing Authority, Revenue And Refunding Bonds, Holy Name           1,314,864
 Hospital Issue, Series 1997, 5.250%, 7/01/20 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Dover General Hospital and          258,995
 Medical Center Issue, Series 1994, 5.900%, 7/01/05 - MBIA Insured

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey       5,066,295
 City Medical Center Issue, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community      1,791,789
 Hospital, Series 2002, 5.000%, 7/01/22 - RAAI Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System,     1,341,850
 Series 2002, 5.875%, 7/01/21

----
22

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa2 $1,150,065
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA  1,031,850
              Revenue and Refunding Bonds, AHS Hospital Corporation
              Issue, Series 1997A, 5.000%, 7/01/27 - AMBAC Insured

         495 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-    551,579
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Bayonne Hospital Obligated Group, Revenue Bonds, Series
             1994:
         215  6.400%, 7/01/07 - FSA Insured                                7/04 at 102.00       AAA    222,970
         175  6.250%, 7/01/12 - FSA Insured                                7/04 at 102.00       AAA    181,384

       2,000 New Jersey Health Facilities Financing Authority, Revenue     7/10 at 100.00        A+  2,158,840
              Bonds, Robert Wood Johnson University Hospital, Series
              2000, 5.750%, 7/01/31

       1,500 New Jersey Health Facilities Financing Authority, Revenue     7/10 at 100.00      Baa1  1,679,685
              Bonds, Saint Peter's University Hospital, Series 2000A,
              6.875%, 7/01/30

         300 New Jersey Economic Development Authority, Revenue Bonds,     7/04 at 102.00       AAA    310,944
              RWJ Health Care Corp. at Hamilton Obligated Group Project,
              Series 1994, 6.250%, 7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical, and    1/05 at 102.00       AAA  1,061,990
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Hospital Auxilio Mutuo, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.6%

       1,000 Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00       Aaa  1,026,410
              Enhanced Multifamily Housing Revenue Bonds, Ballantyne
              House Project, Series 2002, 4.750%, 11/01/22 (Alternative
              Minimum Tax)

         400 Hudson County Improvement Authority, New Jersey,              6/04 at 100.00       AA-    402,016
              Multifamily Housing Revenue Bonds, Conduit Financing -
              Observer Park Project, Series 1992A, 6.900%, 6/01/22
              (Alternative Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA  1,611,405
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA    676,967
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA  1,582,980
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

       1,050 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa  1,152,071
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.0%

         250 New Jersey Housing and Mortgage Finance Agency, Home Buyer    7/04 at 102.00       AAA    256,465
              Revenue Bonds, Series 1994K, 6.300%, 10/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA  4,269,120
              Revenue Bonds, Series 1997U, 5.700%, 10/01/14 (Alternative
              Minimum Tax) - MBIA Insured

       2,155 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA  2,294,536
              Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         345 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA    356,537
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

          55 New Jersey Economic Development Authority, District Heating   6/04 at 102.00      BBB-     55,310
              and Cooling Revenue Bonds, Trigen-Trenton Project, Series
              1993B, 6.100%, 12/01/04 (Alternative Minimum Tax)

       1,000 New Jersey Economic Development Authority, Economic             No Opt. Call      Baa3  1,038,800
              Development Revenue Refunding Bonds, Kapkowski Road
              Landfill Project, Series 2002, 5.750%, 10/01/21
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 7.4%

       3,610 New Jersey Economic Development Authority, Economic           1/08 at 102.00       BB+  3,303,258
              Development Revenue Bonds, United Methodist Homes of New
              Jersey Obligated Group Issue, Series 1998, 5.125%, 7/01/25

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $  5,100 New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish
              Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
             Obligated Group, Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured
       1,350  5.200%, 7/01/31 - RAAI Insured

       1,300 New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury
              Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at
              Wards Homestead, Series 2004A, 5.750%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue
              Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.6%

         200 The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,
              Series 1994, 5.650%, 8/15/04

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured

         500 The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General
              Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

       3,500 Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,
              5.000%, 8/01/22 - FSA Insured

       1,000 New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07

         165 Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07

         185 The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,
              6.200%, 8/01/04 - MBIA Insured

       1,000 Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,
              5.125%, 7/01/30 - FSA Insured

         250 The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series
              1992, 6.375%, 11/01/10 - FSA Insured

       1,000 Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,
              Series 2004, 5.000%, 2/01/15 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.5%

             Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured
         695  5.000%, 12/01/21 - MBIA Insured

       1,550 Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional
              Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         500 Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue
              Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,
              5.000%, 12/15/12 - FSA Insured

             Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
             Series 2003A:
         750  5.250%, 11/01/19 - FSA Insured
       1,225  5.000%, 11/01/20 - FSA Insured
       1,625  5.000%, 11/01/21 - FSA Insured

         635 Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of
              Participation, 6.300%, 1/15/08

         250 Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County
              Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish                 12/09 at 101.00       Aa3
 Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
Obligated Group, Series 2001:
 5.100%, 7/01/21 - RAAI Insured                                                                       7/11 at 100.00        AA
 5.200%, 7/01/31 - RAAI Insured                                                                       7/11 at 100.00        AA

New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury            7/08 at 102.00         A
 Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at           11/14 at 100.00       N/R
 Wards Homestead, Series 2004A, 5.750%, 11/01/24
--------------------------------------------------------------------------------------------------------------------------------
Materials - 0.2%

Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue             No Opt. Call      Baa1
 Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 5.6%

The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,    No Opt. Call         A
 Series 1994, 5.650%, 8/15/04

Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured             1/11 at 100.00       AAA

The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General          No Opt. Call        AA
 Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,             8/10 at 100.00       AAA
 5.000%, 8/01/22 - FSA Insured

New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07                                      No Opt. Call        AA

Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07       No Opt. Call        AA

The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,           No Opt. Call       AAA
 6.200%, 8/01/04 - MBIA Insured

Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,                       7/11 at 100.00       AAA
 5.125%, 7/01/30 - FSA Insured

The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series       No Opt. Call       AAA
 1992, 6.375%, 11/01/10 - FSA Insured

Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,       2/13 at 100.00       Aaa
 Series 2004, 5.000%, 2/01/15 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.5%

Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
 5.000%, 12/01/20 - MBIA Insured                                                                     12/13 at 100.00       AAA
 5.000%, 12/01/21 - MBIA Insured                                                                     12/13 at 100.00       AAA

Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional          10/13 at 100.00       Aaa
 Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue         6/04 at 101.00      Baa2
 Bonds, Series 1992A, 6.500%, 12/01/12

Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,                        No Opt. Call       Aaa
 5.000%, 12/15/12 - FSA Insured

Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
Series 2003A:
 5.250%, 11/01/19 - FSA Insured                                                                      11/13 at 100.00       AAA
 5.000%, 11/01/20 - FSA Insured                                                                      11/13 at 100.00       AAA
 5.000%, 11/01/21 - FSA Insured                                                                      11/13 at 100.00       AAA

Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of            No Opt. Call       N/R
 Participation, 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County             No Opt. Call       Aa2
 Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

New Jersey Economic Development Authority, Economic Development Revenue Bonds, Jewish                 $5,605,971
 Community Housing Corporation of Metropolitan New Jersey Project, Series 1999, 5.900%, 12/01/31

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd
Obligated Group, Series 2001:
 5.100%, 7/01/21 - RAAI Insured                                                                       1,056,120
 5.200%, 7/01/31 - RAAI Insured                                                                       1,410,440

New Jersey Economic Development Authority, First Mortgage Revenue Fixed Rate Bonds, Cadbury            1,376,635
 Corporation Project, Series 1998A, 5.500%, 7/01/18 - ACA Insured

New Jersey Economic Development Agency, First Mortgage Revenue Bonds, Winchester Gardens at              377,494
 Wards Homestead, Series 2004A, 5.750%, 11/01/24
----------------------------------------------------------------------------------------------------------------
Materials - 0.2%

Pollution Control Financing Authority of Union County, New Jersey, Pollution Control Revenue             283,928
 Refunding Bonds, American Cyanamid Company Issue, Series 1994, 5.800%, 9/01/09
----------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 5.6%

The City of Atlantic City, Atlantic County, New Jersey, General Obligation General Improvement Bonds,    204,112
 Series 1994, 5.650%, 8/15/04

Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 - FGIC Insured             1,568,779

The Board of Education of The Township of Hillsborough, County of Somerset, New Jersey, General          603,085
 Obligation School Purpose Bonds, Series 1992, 5.875%, 8/01/11

Middleton Township Board of Education Monmouth County, New Jersey, Refunding School Bonds,             3,707,760
 5.000%, 8/01/22 - FSA Insured

New Jersey, General Obligation Bonds, Series 1992D, 5.800%, 2/15/07                                    1,119,050

Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07       155,074

The Board of Education of the City of Perth Amboy, Middlesex County, New Jersey, School Bonds,           189,098
 6.200%, 8/01/04 - MBIA Insured

Puerto Rico, Public Improvement General Obligation Refunding Bonds, Series 2001,                       1,062,300
 5.125%, 7/01/30 - FSA Insured

The City of Union City, Hudson County, New Jersey, General Obligation School Purpose Bonds, Series       309,073
 1992, 6.375%, 11/01/10 - FSA Insured

Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds,       1,124,340
 Series 2004, 5.000%, 2/01/15 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 22.5%

Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
 5.000%, 12/01/20 - MBIA Insured                                                                      1,089,800
 5.000%, 12/01/21 - MBIA Insured                                                                        751,545

Essex County Improvement Authority, New Jersey, General Obligation Lease Bonds, Correctional           1,638,257
 Facilities Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

Essex County Improvement Authority, Essex County, New Jersey, County Guaranteed Pooled Revenue           506,125
 Bonds, Series 1992A, 6.500%, 12/01/12

Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003,                      3,445,140
 5.000%, 12/15/12 - FSA Insured

Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds,
Series 2003A:
 5.250%, 11/01/19 - FSA Insured                                                                         844,133
 5.000%, 11/01/20 - FSA Insured                                                                       1,334,246
 5.000%, 11/01/21 - FSA Insured                                                                       1,756,284

Board of Education of the Borough of Little Ferry, Bergen County, New Jersey, Certificates of            680,174
 Participation, 6.300%, 1/15/08

Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Refunding Bonds, County             249,723
 Guaranteed, Site and Disposal Facilities Project, Issue 1992, 0.000%, 4/01/04

----
24

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA $3,196,020
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA  3,309,834
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

       1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa  1,307,597
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

         300 New Jersey Economic Development Authority, Market               No Opt. Call       AAA    306,120
              Transition Facility, Senior Lien Revenue Bonds, Series
              1994A, 7.000%, 7/01/04 - MBIA Insured

             New Jersey Economic Development Authority, School
             Facilities Construction Financing Act Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 - MBIA Insured                               6/12 at 100.00       AAA  1,669,350
       1,750  5.000%, 6/15/20 - MBIA Insured                               6/12 at 100.00       AAA  1,887,217

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA  1,107,280
              Facilities Construction Bonds, Series 2003F, 5.250%,
              6/15/21 - FGIC Insured

       1,500 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA  1,631,925
              Facilities Construction Bonds, Series 2004G, 5.000%,
              9/01/20 - AMBAC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17                                              6/13 at 100.00       AA-  1,146,850
       1,000  5.500%, 6/15/18                                              6/13 at 100.00       AA-  1,142,610

         170 Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,    7/06 at 101.50        A-    177,427
              Guaranteed by the Commonwealth of Puerto Rico, Series
              1995, 5.000%, 7/01/15

       5,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA  5,637,500
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured

       5,000 Union County Utilities Authority, Union County, New Jersey,   6/08 at 102.00       AA+  5,127,200
              Solid Waste Bonds, County Deficiency Agreement, Series
              1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Transportation - 14.9%

       2,150 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 101.00       AAA  2,221,230
              Port District Project Bonds, Series 1998B, 5.000%, 1/01/26
              - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA  3,994,760
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Turnpike Revenue Bonds,        7/13 at 100.00       Aaa  4,342,888
              Residual Interest Series 835, Series 2003A, 12.390%,
              1/01/19 (IF) - FGIC Insured

         125 Port Authority of New York and New Jersey, Consolidated      10/04 at 101.00       AAA    130,203
              Revenue Bonds, Ninety-Sixth Series 1994, 6.600%, 10/01/23
              (Alternative Minimum Tax) - FGIC Insured

       3,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AAA  3,176,190
              Revenue Bonds, One Hundredth Series 1995, 5.750%, 6/15/30
              - MBIA Insured

         200 Port Authority of New York and New Jersey, Consolidated       7/04 at 101.00       AA-    205,084
              Revenue Bonds, Ninety-Fifth Series 1994, 5.500%, 7/15/05
              (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-  1,085,010
              Revenue Bonds, One Hundred Ninth Series 1997, 5.375%,
              7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AA-  2,055,780
              Bonds, One Hundred Twelfth Series 1998, 5.250%, 12/01/13
              (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC Project, Series 6:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  2,466,105
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA  1,239,780
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA  2,253,220
       3,100  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA  3,417,037

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.1%

    $  2,350 Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

             Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
             Bonds, Series 1994:
         620  6.350%, 4/01/07 (Pre-refunded to 4/01/04)
         450  6.600%, 4/01/14 (Pre-refunded to 4/01/04)

         100 Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County
              Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
              Insured

       1,680 Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,
              City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
              MBIA Insured

       2,645 Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,
              5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

         880 New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,
              Series 1979A, 8.750%, 7/01/09

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
             Center Issue, Series 1994:
         200  5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured
         200  6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured

         250 New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue
              Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

             New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
             Group, Series 1994:
          35  6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured
          25  6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured

         625 New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service
              Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

         650 New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

         835 New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,
              5.875%, 7/01/11 (Pre-refunded to 7/01/04)

         200 New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,
              6.500%, 4/01/14 (Pre-refunded to 4/01/04)

       2,000 Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21
              (Pre-refunded to 7/01/07) - MBIA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,
              5.375%, 10/01/24
--------------------------------------------------------------------------------------------------------------------
             Utilities - 3.4%

         855 Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource
              Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power
              LLC Project, Series 2001A, 5.000%, 3/01/12

         200 The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,
              7.000%, 10/01/07 (Alternative Minimum Tax)

         790 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.0%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A
              Refunding, 5.000%, 4/01/18 - XLCA Insured

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.1%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,             7/10 at 100.00       AAA
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
Bonds, Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                             4/04 at 102.00   Baa2***
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                             4/04 at 102.00   Baa2***

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County         12/04 at 102.00       AAA
 Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
 Insured

Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,        4/10 at 101.00       Aaa
 City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
 MBIA Insured

Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,         8/07 at 100.00       AAA
 5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,                No Opt. Call       AAA
 Series 1979A, 8.750%, 7/01/09

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
Center Issue, Series 1994:
 5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA
 6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue           8/04 at 102.00       AAA
 Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
Group, Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA
 6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured                                               7/04 at 102.00       AAA

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service           5/05 at 102.00       AAA
 Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,        7/04 at 102.00       AAA
 Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,          7/04 at 100.00       AAA
 5.875%, 7/01/11 (Pre-refunded to 7/01/04)

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,                        4/04 at 102.00    Aa1***
 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21        7/07 at 101.50       AAA
 (Pre-refunded to 7/01/07) - MBIA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,                10/10 at 101.00       AAA
 5.375%, 10/01/24
---------------------------------------------------------------------------------------------------------------------------------
Utilities - 3.4%

Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource      6/04 at 100.00        B2
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power          No Opt. Call      Baa1
 LLC Project, Series 2001A, 5.000%, 3/01/12

The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,    No Opt. Call       N/R
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                      No Opt. Call        A-

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21          7/05 at 100.00        A-
---------------------------------------------------------------------------------------------------------------------------------
Water and Sewer - 3.0%

Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A             4/13 at 100.00       Aaa
 Refunding, 5.000%, 4/01/18 - XLCA Insured

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
U.S. Guaranteed - 11.1%

Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000,            $2,650,095
 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

Essex County Improvement Authority, New Jersey, City of Newark General Obligation Lease Revenue
Bonds, Series 1994:
 6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                                               635,519
 6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                                               461,367

Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, County            106,488
 Jail and Youth House Projects, Series 1994, 6.900%, 12/01/14 (Pre-refunded to 12/01/04) - AMBAC
 Insured

Lafayette Yard Community Development Corporation, Hotel/Conference Center Project Revenue Bonds,        2,030,700
 City of Trenton, New Jersey, Series 2000, 6.000%, 4/01/29 (Pre-refunded to 4/01/10) -
 MBIA Insured

Board of Education of the Township of Middletown, County of Monmouth, New Jersey, School Bonds,         3,011,015
 5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA Insured

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital,              1,030,084
 Series 1979A, 8.750%, 7/01/09

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Newark Beth Israel Medical
Center Issue, Series 1994:
 5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                                 207,330
 6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA Insured                                                 207,466

New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Refunding Revenue             260,773
 Bonds, Irvington General Hospital Issue, Series 1994, 6.375%, 8/01/15 (Pre-refunded to 8/01/04)

New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Bayonne Hospital Obligated
Group, Series 1994:
 6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA Insured                                                  36,355
 6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA Insured                                                  25,955

New Jersey Economic Development Authority, Insured Revenue Bonds, Educational Testing Service             675,625
 Issue, Series 1995B, 6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

New Jersey Economic Development Authority, Market Transition Facility Senior Lien Revenue Bonds,          674,037
 Series 1994A, 5.875%, 7/01/11 (Pre-refunded to 7/01/04) - MBIA Insured

New Jersey Educational Facilities Authority, Princeton University Revenue Bonds, Series 1994A,            849,253
 5.875%, 7/01/11 (Pre-refunded to 7/01/04)

New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series 1994A,                          205,048
 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

Puerto Rico Public Improvement, General Obligation Refunding Bonds, Series 1997, 5.375%, 7/01/21        2,274,380
 (Pre-refunded to 7/01/07) - MBIA Insured

Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A,                 4,354,506
 5.375%, 10/01/24
-----------------------------------------------------------------------------------------------------------------
Utilities - 3.4%

Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource        838,644
 Recovery System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, PSEG Power        2,572,275
 LLC Project, Series 2001A, 5.000%, 3/01/12

The Port Authority of New York and New Jersey, Special Project Bonds, Series 4, KIAC Partners Project,    209,664
 7.000%, 10/01/07 (Alternative Minimum Tax)

Puerto Rico Electric Power Authority, Power Revenue Bonds, Series S, 7.000%, 7/01/07                      920,627

Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series Z, 5.250%, 7/01/21          1,558,005
-----------------------------------------------------------------------------------------------------------------
Water and Sewer - 3.0%

Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Bonds, Series 2003A             1,506,836
 Refunding, 5.000%, 4/01/18 - XLCA Insured

----
26

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  1,000 New Jersey Economic Development Authority, Water Facilities  7/08 at 102.00       AAA $  1,043,452
              Revenue Bonds, American Water Works Company Project,
              Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax) -
              FGIC Insured

       2,675 North Hudson Sewer Authority, New Jersey, Sewer Revenue      8/06 at 101.00       AAA    2,769,133
              Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------------
    $162,230 Total Long-Term Investments (cost $163,133,945) - 97.8%                                174,183,176
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.7%

       1,250 Puerto Rico Government Development Bank, Adjustable                               A-1    1,250,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  1,250 Total Short-Term Investments (cost $1,250,000)                                           1,250,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $164,383,945) - 98.5%                                          175,433,176
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.5%                                                     2,761,227
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $178,194,403
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.1%

    $  1,445 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $1,391,347
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       1,120 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  1,135,557
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB    257,753
       1,085  6.150%, 6/01/25                                              6/10 at 101.00       BBB  1,089,340

       1,605 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB  1,619,301
              Pass-through Bonds, Series 2000, 5.800%, 6/01/23

       1,305 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB  1,239,672
              Pass-through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      Baa2  1,531,605
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         730 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB    684,689
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC, Inc., New York, Tobacco Flexible Amortization Bonds,   7/09 at 101.00        A2  2,827,550
              Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB  2,591,475
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.4%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA  2,173,860
              Bonds, Albany Law School Project, Series 2000A, 5.750%,
              10/01/30 - RAAI Insured

       1,705 Brookhaven Industrial Development Agency, New York, Revenue   3/04 at 101.00      BBB-  1,707,847
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00      Baa1  1,086,960
              Revenue Bonds, Jamestown Community College Project, Series
              2000A, 6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York,      5/04 at 102.00        A3  2,531,281
              Civic Facility Revenue Bonds, Bard College Project, Series
              1992, 7.000%, 11/01/17

         700 The Trust for Cultural Resources of the City of New York,     7/10 at 101.00         A    783,790
              New York, Revenue Bonds, The Museum of American Folk Art,
              Series 2000, 6.000%, 7/01/22 - ACA Insured

       1,000 The Trust for Cultural Resources of the City of New York,     7/12 at 100.00       AAA  1,064,850
              New York, Revenue Bonds, Museum of Modern Art, Series
              2001D, 5.125%, 7/01/31 - AMBAC Insured

       1,725 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1  1,824,274
              Civic Facility Revenue Bonds, American Council of Learned
              Societies Project, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle
             Project, Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2  1,063,970
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2  1,052,160

             Dormitory Authority of the State of New York, Lease Revenue
             Bonds, State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Optional put 7/01/13) - FGIC Insured          No Opt. Call       AAA  1,437,738
       2,000  5.250%, 7/01/32 (Optional put 7/01/13) - XLCA Insured          No Opt. Call       AAA  2,281,440

       1,000 Dormitory Authority of the State of New York, Second            No Opt. Call        A3  1,193,160
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1990C, 7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, City              No Opt. Call       AA-  1,688,055
              University System Consolidated Second General Resolution
              Revenue Bonds, Series 1993A, 5.750%, 7/01/07

       1,000 Dormitory Authority of the State of New York, State           5/14 at 100.00       AA-  1,137,090
              University Educational Facilities Revenue Bonds, Series
              1993B, 5.250%, 5/15/19

         500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA    571,390
              Bonds, Upstate Community Colleges, Series 2000A, 5.750%,
              7/01/29 - FSA Insured

----
28

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,750 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        A+ $1,887,848
              Bonds, University of Rochester, Series 1999B, 5.625%,
              7/01/24

       1,250 Dormitory Authority of the State of New York, Revenue         7/09 at 102.00        AA  1,418,013
              Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 -
              RAAI Insured

       2,700 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA  3,006,585
              Bonds, Marymount Manhattan College, Series 1999, 6.250%,
              7/01/29 - RAAI Insured

       1,335 Dormitory Authority of the State of New York, Revenue         5/10 at 101.00       AAA  2,177,639
              Bonds, State University Educational Facilities, 1999
              Resolution, Series A-D, RITES Series PA-781R, 15.186%,
              5/15/16 (IF) - FSA Insured

         685 Dormitory Authority of the State of New York, Insured         7/11 at 102.00        AA    750,842
              Revenue Bonds, D'Youville College, Series 2001, 5.250%,
              7/01/20 - RAAI Insured

       3,000 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        AA  3,345,360
              Civic Facility Revenue Bonds, Niagara University Project,
              Series 2001A, 5.500%, 11/01/16 - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York,       6/04 at 102.00      BBB-  3,518,164
              Civic Facility Revenue Bonds, Dowling College Civic
              Facility, Series 1994, 6.625%, 6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-  1,006,930
              Civic Facility Revenue Bonds, Dowling College Civic
              Facility, Series 1996, 6.700%, 12/01/20

             City of Utica Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, Utica College Project, Series
             1998A:
         415  5.300%, 8/01/08                                                No Opt. Call       N/R    421,271
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R    973,730
--------------------------------------------------------------------------------------------------------------
             Healthcare - 11.6%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA  2,771,136
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,190 New York City Industrial Development Agency, New York,        7/12 at 101.00      Baa3  2,277,074
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00      Baa3    788,091
              Civic Facility Revenue Bonds, Staten Island University
              Hospital Project, Series 2001B, 6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00       AAA  3,578,322
              Mortgage Nursing Home Revenue Bonds, Menorah Campus, Inc.,
              Series 1997, 5.950%, 2/01/17

         630 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Ba3    611,258
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, The Rosalind    2/07 at 102.00       AAA  2,482,425
              and Joseph Gurwin Jewish Geriatric Center of Long Island,
              Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds,
              Series 1997, 5.700%, 2/01/37 - AMBAC Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1  1,043,340
              Bonds, Winthrop-South Nassau University Hospital
              Association, Series 2003A, 5.500%, 7/01/32

       1,500 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00      Baa1  1,574,190
              Bonds, South Nassau Communities Hospital, Series 2003B,
              5.500%, 7/01/23

       1,250 Dormitory Authority of the State of New York, Revenue         5/13 at 100.00        A3  1,316,513
              Bonds, North Shore Long Island Jewish Group, Series 2003,
              5.375%, 5/01/23

       1,650 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Ba1  1,690,986
              Bonds, Mount Sinai NYU Obligated Group, Series 2000A,
              6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00      Baa1  3,375,990
              Bonds, Catholic Health Services of Long Island Obligated
              Group, St. Catherine of Siena Medical Center, Series
              2000A, 6.500%, 7/01/20

       2,400 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00        A3  2,511,720
              Bonds, Lenox Hill Hospital Obligated Group, Series 2001,
              5.500%, 7/01/30

         465 New York State Medical Care Facilities Finance Agency,        8/04 at 100.00       AAA    486,158
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  5,000 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00       AAA $5,112,850
              FHA-Insured Hospital Mortgage Revenue Refunding Bonds, New
              York and Presbyterian Hospital, Series 1994A, 5.375%,
              2/15/25 - MBIA Insured

         300 New York State Medical Care Facilities Finance Agency,        4/04 at 100.00        AA    301,443
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1989B, 7.350%, 2/15/29 (Pre-refunded to 4/15/04)

       1,000 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00        AA  1,060,100
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1  1,049,702
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers, Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00        AA  1,044,296
              Hospital and Nursing Home FHA-Insured Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

          80 New York State Medical Care Facilities Finance Agency,          No Opt. Call        AA     82,756
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1991A, 7.450%, 8/15/31

       2,350 Dormitory Authority of the State of New York, Revenue         2/05 at 100.00      BBB-  2,374,558
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 6.000%, 7/01/26

       1,825 Newark-Wayne Community Hospital, Inc., New York, Hospital     3/04 at 102.00       N/R  1,790,270
              Revenue Improvement and Refunding Bonds, Series 1993A,
              7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, Huntington Hospital Project,
             Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1    920,065
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1  1,283,355

       1,000 Yonkers Industrial Development Agency, New York, Civic        7/11 at 101.00        BB  1,028,180
              Facility Revenue Bonds, St. John's Riverside Hospital
              Project, Series 2001A, 7.125%, 7/01/31
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.8%

         335 East Syracuse Housing Authority, New York, FHA Section 8      4/10 at 102.00       AAA    360,892
              Revenue Refunding Bonds, Bennet Project, Series 2001A,
              6.700%, 4/01/21

       2,000 New York City Housing Development Corporation, New York,      4/04 at 101.00       AAA  2,079,000
              Multifamily Mortgage Revenue Bonds, FHA-Insured Mortgage
              Loan, Series 1993A, 6.550%, 10/01/15

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA  2,106,760
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA  2,105,640

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA  2,077,720
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA    966,156
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA    475,740

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA  2,173,804
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
       1,045  6.950%, 8/15/12                                              8/04 at 100.00        AA  1,057,665
         350  7.000%, 8/15/22                                              8/04 at 100.00        AA    362,950

       1,000 New York State Housing Finance Agency, Multifamily Housing    8/04 at 102.00       Aa1  1,021,670
              Revenue Bonds, Secured Mortgage Program, Series 1994C,
              6.450%, 8/15/14

       1,000 New York State Housing Finance Agency, Multifamily Housing    8/11 at 100.00       Aa1  1,044,400
              Revenue Bonds, Secured Mortgage Program, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,280 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R  1,268,480
              Bonds, Kibler Senior Housing, L.P. Project, Series 1999B,
              7.750%, 9/01/31

----
30

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  3,030 Westchester County, New York, Industrial Development          8/11 at 102.00       Aaa $3,236,373
              Agency, Civic Facility Revenue Bonds, GNMA- Collateralized
              Mortgage Loan, Living Independently for the Elderly, Inc.
              Project, Series 2001A, 5.400%, 8/20/32
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.4%

       1,360 New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,  10/09 at 100.00       Aa1  1,474,158
              Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1  1,573,385
              Bonds, Series 95, 5.625%, 4/01/22

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa    292,034
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

       1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa  1,704,637
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.3%

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa  1,409,786
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County, New York, Industrial Development Agency,       7/11 at 101.00       N/R    976,667
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001B-1, 7.250%, 7/01/16

       1,230 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R  1,298,683
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Aa1  2,126,160
              Bonds, Bishop Henry R. Hucles Nursing Home, Inc., Series
              1996, 6.000%, 7/01/24

       2,085 Dormitory Authority of the State of New York, FHA-Insured     8/06 at 102.00       AAA  2,219,191
              Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
              Series 1996, 5.950%, 2/01/16

       1,000 Dormitory Authority of the State of New York, Revenue         7/10 at 102.00         A  1,113,680
              Bonds, Miriam Osborn Memorial Home Association, Series
              2000B, 6.375%, 7/01/29 - ACA Insured

       1,500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       Aa3  1,662,480
              Bonds, Concord Nursing Home, Inc., Series 2000, 6.500%,
              7/01/29

         300 Dormitory Authority of the State of New York, FHA-Insured     2/12 at 101.00       AAA    323,367
              Mortgage Revenue Bonds, Augustana Lutheran Home for the
              Aged, Inc., Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 Dormitory Authority of the State of New York, FHA-Insured     2/13 at 102.00       AAA  1,609,254
              Mortgage Nursing Home Revenue Bonds, Shorefront Jewish
              Geriatric Center, Inc., Series 2002, 5.200%, 2/01/32

         250 Suffolk County, New York, Industrial Development Agency,      7/11 at 101.00       N/R    253,023
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA  5,657,850
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility Project, Series 1997A, 5.800%, 8/01/37
--------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB    754,418
              Environmental Improvement Revenue Bonds, International
              Paper Company Projects, Series 1999A, 6.450%, 11/15/23
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.5%

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 1996G:
       2,000  5.750%, 2/01/17                                              2/06 at 101.50         A  2,154,340
       2,500  5.750%, 2/01/20                                              2/06 at 101.50         A  2,697,850

       1,750 The City of New York, New York, General Obligation Bonds,    11/06 at 101.50         A  1,888,075
              Fiscal Series 1997D, 5.875%, 11/01/11

         140 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A    140,676
              Fiscal Series 1991B, 7.500%, 2/01/06

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A  1,025,050
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, Serial General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1    468,020
         390  6.875%, 10/01/09                                               No Opt. Call        A1    477,984

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.6%

    $    300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3 $  321,900
              Obligation Bonds, Series 1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1    803,325
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA  3,294,510
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative, Inc., New York, Facility
             Revenue Bonds, Series 2001:
       1,000  5.700%, 9/01/24                                              9/11 at 102.00      Baa2  1,064,690
       1,260  5.750%, 9/01/32                                              9/11 at 102.00      Baa2  1,333,269

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call       AA-  2,176,459
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-  4,609,572

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA  4,732,376
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-  2,089,660

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00      BBB+  1,755,986
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA  1,169,160
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              - MBIA Insured

       1,700 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  1,961,375
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3  2,916,717
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 15.250%, 11/01/17 (IF)

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+  2,821,276
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

       2,900 Dormitory Authority of the State of New York, Department of   7/04 at 102.00       AA-  3,003,298
              Health of the State of New York, Revenue Bonds, Series
              1994, 5.500%, 7/01/23 (Pre-refunded to 7/01/04)

          35 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00       AAA     39,292
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 - MBIA Insured

       1,495 Dormitory Authority of the State of New York, Mental Health   2/07 at 102.00       AA-  1,587,810
              Services Facilities Improvement Revenue Bonds, Series
              1997B, 5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-  1,260,216
              Environmental Infrastructure Revenue Bonds, Series 2003A,
              5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, New York City,         5/06 at 101.50         A  1,088,080
              Health Facilities Revenue Refunding Bonds, Series 1996A,
              6.000%, 11/01/08

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-     10,867
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

         160 State of New York Municipal Bond Bank Agency, Special         3/04 at 100.00      BBB+    165,024
              Program Revenue Bonds, City of Buffalo Issue, Series
              1991A, 6.875%, 3/15/06

       1,200 Dormitory Authority of the State of New York, State           3/13 at 100.00        AA  1,321,836
              Personal Income Tax Revenue Bonds, Series 2003A, 5.375%,
              3/15/22

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 101.00       Aaa  5,030,181
              Fund Bonds, Residual Interest Certificates, Series 368,
              14.860%, 4/01/16 (IF) - FGIC Insured

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA  1,708,578
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,635,150
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

       1,000 New York State Urban Development Corporation, Project         1/06 at 102.00       AA-  1,095,160
              Revenue Refunding Bonds, Onondaga County Convention
              Center, Series 1995, 6.250%, 1/01/20

----
32

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
    $  1,500  5.375%, 3/15/18                                              3/12 at 100.00        AA $1,677,390
       3,500  5.125%, 3/15/27                                              3/12 at 100.00        AA  3,688,545

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00        AA  2,091,020
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33

       3,500 New York State Urban Development Corporation, Correctional      No Opt. Call       AA-  4,020,135
              and Youth Facilities Service Contract Revenue Bonds,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA  2,177,500
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 - MBIA Insured

       1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00      BBB-  1,556,363
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA  1,171,470
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,255  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA  2,481,312
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,400,731

       2,500 New York Tobacco Settlement Financing Corporation, Tobacco    6/13 at 100.00       AA-  2,734,000
              Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,105 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-  1,299,999
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

             United Nations Development Corporation, New York, Revenue
             Bonds, Senior Lien, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3    905,353
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3    770,543

       1,250 Virgin Islands Public Finance Authority, Gross Receipts Tax  10/10 at 101.00       BBB  1,434,050
              Loan Notes, Series 1999A, 6.500%, 10/01/24

       1,960 Yonkers Industrial Development Agency, New York, Civic        2/11 at 100.00      BBB-  2,115,918
              Facility Revenue Bonds, Community Development Properties,
              Yonkers, Inc. Project, Series 2001A, 6.625%, 2/01/26
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA  1,711,995
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA  1,077,090

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,712,340
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2    379,800
              Special Facilities Revenue Bonds, British Airways PLC
              Project, Series 1998, 5.250%, 12/01/32 (Alternative
              Minimum Tax)

       1,000 Niagara Frontier Transportation Authority, New York,          4/09 at 101.00       AAA  1,098,850
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  1,653,405
              Bonds, JFK International Air Terminal LLC Project, Series
              6, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC    193,788
              Bonds, American Airlines, Inc. Project, Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AA-  1,616,295
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-  6,653,050
              Revenue Bonds, Series ROLS II-R 194, 13.620%, 11/15/19 (IF)

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Transportation (continued)

             Triborough Bridge and Tunnel Authority, New York, General
             Revenue Refunding Subordinate Lien Bonds, Series 2002E:
    $    780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA $  929,510
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,510,565
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.3%

       2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  2,197,540
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,175,570
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  2,306,680

         220 Dormitory Authority of the State of New York, Judicial        5/04 at 114.14   Baa1***    272,056
              Facilities Lease Revenue Bonds, Suffolk County Issue,
              Series 1991A, 9.500%, 4/15/14

       1,000 Dormitory Authority of the State of New York, Revenue         7/04 at 102.00    AA-***  1,038,260
              Bonds, Department of Education of the State of New York,
              Series 1994A, 6.250%, 7/01/24 (Pre-refunded to 7/01/04)

       1,500 Dormitory Authority of the State of New York, Department of   7/05 at 102.00       AAA  1,640,160
              Health of the State of New York, Revenue Bonds, Roswell
              Park Cancer Center, Series 1995, 6.625%, 7/01/24
              (Pre-refunded to 7/01/05)

         965 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00       AAA  1,099,743
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA
              Insured

       1,005 Dormitory Authority of the State of New York, Mental Health   2/07 at 102.00    AA-***  1,141,700
              Services Facilities Improvement Revenue Bonds, Series
              1997B, 5.625%, 2/15/21 (Pre-refunded to 2/15/07)

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, 1999
             Resolution, Series A-D, RITES, Series PA-781R:
         835  15.186%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA  1,336,042
              Insured
         500  15.186%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA    800,025
              Insured
         670  15.186%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA  1,072,034
              Insured

         200 New York State Housing Finance Agency, State University         No Opt. Call       AAA    255,082
              Construction Bonds, Series 1986A, 8.000%, 5/01/11

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       1,785  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA  2,069,547
         205  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***    225,434

          15 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00    AA-***     15,686
              Improvement Revenue Bonds, Mental Health Services
              Facilities, Series 1994E, 6.500%, 8/15/24 (Pre-refunded to
              8/15/04)

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA  9,143,570
              Service Contract Bonds, Drivers Series 145, 14.816%,
              10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***  3,484,530
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

       3,000 Triborough Bridge and Tunnel Authority, New York, General     1/22 at 100.00       AAA  3,529,770
              Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
              (Pre-refunded to 1/01/22)
--------------------------------------------------------------------------------------------------------------
             Utilities - 10.3%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA  3,222,330
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-  1,052,450
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA  1,077,120
       1,500  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA  1,611,300

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA  1,164,449
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-  2,117,660
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-  1,052,780
              General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

----
34

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA $  5,536,150
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       4,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-    4,692,353
              Industrial Revenue Bonds, Brooklyn Navy Yard Cogeneration
              Partners, L.P. Project, Series 1997, 5.750%, 10/01/36
              (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA    2,617,089
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

       1,545 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA    1,665,572
              Facilities Revenue Refunding Bonds, Consolidated Edison
              Company, Inc. Project, Series 1995A, 6.100%, 8/15/20 -
              AMBAC Insured

       3,000 Power Authority of the State of New York, General Revenue    11/10 at 100.00       Aa2    3,160,410
              Bonds, Series 2000A, 5.250%, 11/15/40

       1,500 Niagara County, New York, Industrial Development Agency,     11/11 at 101.00      Baa1    1,639,710
              Solid Waste Disposal Facility Revenue Bonds, American Ref
              - Fuel Company of Niagara, Series 2001A, 5.450%, 11/15/26
              (Alternative Minimum Tax) (Mandatory put 11/15/12)

             Suffolk County Industrial Development Agency, New York,
             Industrial Development Revenue Bonds, Nissequogue
             Cogeneration Partners Facility, Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    1,770,588
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R    3,883,280
----------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.9%

             Monroe County Water Authority, New York, Water Revenue
             Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA      913,762
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA    2,397,240

       2,000 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA    2,194,140
              Water and Sewer System Revenue Bonds, Fiscal Series 1996B,
              5.750%, 6/15/26 - MBIA Insured

         250 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA      276,752
              Water and Sewer System Revenue Bonds, Fiscal Series 2000A,
              5.500%, 6/15/32 - FGIC Insured

       2,900 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00        AA    3,211,054
              Water and Sewer System Revenue Bonds, Fiscal Series 2001A,
              5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00        AA    2,483,233
              Water and Sewer System Revenue Bonds, Fiscal Series 2003A,
              5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA    4,497,760
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       1,000 Niagara Falls Public Water Authority, New York, Water and     7/06 at 100.00       AAA    1,072,260
              Sewer Revenue Bonds, Series 2003A, 5.500%, 7/15/24 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
    $308,115 Total Long-Term Investments (cost $308,508,948) - 96.0%                                 336,834,987
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.3%

         400 The City of New York, New York, General Obligation                                A-1+      400,000
              Adjustable Rate Bonds, Fiscal Series 1994 B2-B10, 0.970%,
              8/15/23 - MBIA Insured+

       5,700 The City of New York, New York, General Obligation Bonds,                          A-1    5,700,000
              Variable Rate Demand Obligations, Series 2002A-7, 0.920%,
              11/01/24 - AMBAC Insured+

----
35

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                              Market
Amount (000) Description                                                  Ratings**        Value
------------------------------------------------------------------------------------------------
             Short-Term Investments (continued)

    $  2,000 New York Municipal Water Finance Authority, New York, Water       A-1+ $  2,000,000
              and Sewer System Variable Rate Demand Revenue Bonds,
              Fiscal Series 1994C, 0.970%, 6/15/23 - FGIC Insured+
------------------------------------------------------------------------------------------------
    $  8,100 Total Short-Term Investments (cost $8,100,000)                            8,100,000
------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $316,608,948) - 98.3%                           344,934,987
             ----------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.7%                                      6,008,579
             ----------------------------------------------------------------------------------
             Net Assets - 100%                                                      $350,943,566
             ----------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

----
36

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 29, 2004


   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.5%

    $  1,000 Allegany County Industrial Development Agency, New York,      8/08 at 102.00       Aaa $1,038,860
              Civic Facility Revenue Bonds, Alfred University Civic
              Facility, Series 1998, 5.000%, 8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue      8/10 at 102.00       AAA  3,541,392
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue      8/12 at 101.00       AAA  1,188,777
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       1,350 Town of Hempstead Industrial Development Agency, New York,    7/06 at 102.00       AAA  1,502,429
              Civic Facility Revenue Bonds, Hofstra University Project,
              Series 1996, 5.800%, 7/01/15 - MBIA Insured

       1,750 The Trust for Cultural Resources of the City of New York,     4/07 at 101.00       AAA  1,914,780
              New York, Revenue Bonds, American Museum of Natural
              History, Series 1997A, 5.650%, 4/01/27 - MBIA Insured

       1,000 New York City Industrial Development Agency, New York,       11/04 at 102.00       AAA  1,056,570
              Civic Facility Revenue Bonds, USTA National Tennis Center
              Incorporated Project, Series 1994, 6.375%, 11/15/14 - FSA
              Insured

       1,145 New York City Industrial Development Agency, New York,        6/07 at 102.00       Aaa  1,290,243
              Civic Facility Revenue Bonds, Anti- Defamation League
              Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA
              Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA  1,140,720
              Bonds, State University Dormitory Facilities, Series
              2003B, 5.250%, 7/01/32 (Optional put 7/01/13) - XLCA
              Insured

       4,000 Dormitory Authority of the State of New York, City              No Opt. Call       AAA  4,814,440
              University System Consolidated Revenue Bonds, Series
              1993A, 5.750%, 7/01/13 - MBIA Insured

       2,925 Dormitory Authority of the State of New York, Insured         7/07 at 102.00       AAA  3,268,834
              Revenue Bonds, Siena College, Series 1997, 5.750%, 7/01/26
              - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       AAA  1,035,730
              Revenue Bonds, Fordham University, Series 1998, 5.000%,
              7/01/28 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Insured         7/08 at 101.00       Aaa  3,204,060
              Revenue Bonds, Ithaca College, Series 1998, 5.000%,
              7/01/21 - AMBAC Insured

       3,250 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA  3,714,035
              Bonds, Upstate Community Colleges, Series 2000A, 5.750%,
              7/01/29 - FSA Insured

       5,280 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00       AAA  3,953,294
              Bonds, University of Rochester, Series 2000A, 0.000%,
              7/01/25 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/10 at 101.00       AAA  1,174,420
              Revenue Bonds, Pace University, Series 2000, 6.000%,
              7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Fourth          7/10 at 100.00       AAA  1,073,380
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 2000A, 5.125%, 7/01/22 - FGIC
              Insured

       1,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00       AAA  1,070,670
              Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 -
              MBIA Insured

       1,000 Dormitory Authority of the State of New York, General           No Opt. Call       AAA  1,199,370
              Revenue Bonds, New York University, Series 2001-1, 5.500%,
              7/01/40 - AMBAC Insured

       1,500 Dormitory Authority of the State of New York, Insured         7/11 at 100.00       AAA  1,563,045
              Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
              7/01/30 - AMBAC Insured

       1,490 Dormitory Authority of the State of New York, Insured         7/12 at 100.00       AAA  1,595,298
              Revenue Bonds, Fordham University, Series 2002, 5.000%,
              7/01/21 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 16.1%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                              2/13 at 100.00       AAA  2,187,580
       1,750  5.250%, 2/15/22 - AMBAC Insured                              2/13 at 100.00       AAA  1,901,760

       6,460 Dormitory Authority of the State of New York, St. Vincent's   8/05 at 102.00       AAA  6,924,732
              Hospital and Medical Center of New York, FHA-Insured
              Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 -
              AMBAC Insured

       3,305 Dormitory Authority of the State of New York, FHA-Insured     8/04 at 105.00       AAA  3,512,851
              Mortgage Hospital Revenue Bonds, Millard Fillmore
              Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,730 Dormitory Authority of the State of New York, FHA-Insured     2/06 at 102.00       AAA $4,057,270
              Mortgage Hospital Revenue Bonds, Maimonides Medical
              Center, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

       2,500 Dormitory Authority of the State of New York, Secured         2/08 at 101.50       AAA  2,588,400
              Hospital Insured Revenue Bonds, Southside Hospital, Series
              1998, 5.000%, 2/15/25 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, United Health   2/08 at 102.00       AAA  4,330,240
              Services, FHA-Insured Mortgage Revenue Refunding Bonds,
              Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, The New York    2/08 at 101.00       AAA  6,391,826
              and Presbyterian Hospital, FHA-Insured Mortgage Hospital
              Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       3,000 Dormitory Authority of the State of New York, Revenue        11/08 at 101.00       AAA  3,126,150
              Bonds, North Shore Health System Obligated Group, Series
              1998, 5.000%, 11/01/23 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00       AAA  2,147,300
              Bonds, Memorial Sloan Kettering Cancer Center, Series
              2003-1, 5.000%, 7/01/21 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured     8/09 at 101.00       AAA  2,204,560
              Mortgage Hospital Revenue Bonds, Montefiore Medical
              Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       3,105 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00       AAA  3,439,440
              Bonds, Catholic Health Services of Long Island Obligated
              Group, St. Charles Hospital and Rehabilitation Center,
              Series 1999A, 5.500%, 7/01/22 - MBIA Insured

       2,260 Dormitory Authority of the State of New York, Hospital        7/09 at 101.00       AAA  2,482,158
              Revenue Bonds, Catholic Health Services of Long Island
              Obligated Group, St. Francis Hospital, Series 1999A,
              5.500%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured         7/09 at 101.00       AAA  1,108,030
              Revenue Bonds, New Island Hospital, Series 1999A, 5.750%,
              7/01/19 - AMBAC Insured

       5,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00       AAA  5,335,250
              Bonds, Winthrop South Nassau University Health System
              Obligated Group, Series 2001A, 5.250%, 7/01/31 - AMBAC
              Insured

         525 New York State Medical Care Facilities Finance Agency,        5/04 at 100.00       AAA    527,431
              Revenue Bonds, Our Lady of Victory Hospital Project,
              Series 1991A, 6.625%, 11/01/16 - AMBAC Insured

       4,000 New York State Medical Care Facilities Finance Agency,        8/04 at 102.00       AAA  4,090,280
              FHA-Insured Hospital Mortgage Revenue Refunding Bonds, New
              York and Presbyterian Hospital, Series 1994A, 5.375%,
              2/15/25 - MBIA Insured

         605 New York State Medical Care Facilities Finance Agency,        4/04 at 100.00        AA    607,910
              Hospital and Nursing Home Insured Mortgage Revenue Bonds,
              Series 1989B, 7.350%, 2/15/29 (Pre-refunded to 4/15/04)

       2,890 New York State Medical Care Facilities Finance Agency,        2/05 at 102.00       AAA  3,067,446
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured     8/12 at 100.00       AAA  2,040,548
              Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
              Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

       4,325 New York City Housing Development Corporation, New York,      3/04 at 105.00       AAA  4,551,129
              Multifamily Housing Limited Obligation Bonds, Pass-through
              Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00       AAA  5,330,125
       4,525  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00       AAA  4,821,795

         610 New York State Housing Finance Agency, Multifamily Housing    5/04 at 100.00       AAA    611,141
              Revenue Bonds, Series 1989A, 7.450%, 11/01/28 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.1%

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00       AAA  4,739,515
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, United          7/04 at 100.00       AAA  1,014,130
              Cerebral Palsy Association of Westchester County, Inc.,
              Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 - MBIA
              Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured     8/10 at 101.00       AAA  2,226,440
              Mortgage Nursing Home Revenue Bonds, Augustana Lutheran
              Home for the Aged, Inc., Series 2000A, 5.500%, 8/01/38 -
              MBIA Insured

----
38

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

    $  3,665 Dormitory Authority of the State of New York, FHA-Insured     8/11 at 101.00       AAA $3,875,701
              Mortgage Nursing Home Revenue Bonds, Norwegian Christian
              Home and Health Center, Series 2001, 5.200%, 8/01/36 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 10.7%

             Camden Central School District, Oneida County, New York,
             School District Serial Bonds, Series 1991:
         500  7.100%, 6/15/07 - AMBAC Insured                                No Opt. Call       AAA    588,250
         600  7.100%, 6/15/08 - AMBAC Insured                                No Opt. Call       AAA    728,412
         600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA    746,262
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA    349,201

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00       Aaa  1,140,970
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00       Aaa  1,132,650
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00       Aaa  1,129,340
       1,000  5.250%, 3/15/18 - FGIC Insured                               3/13 at 100.00       Aaa  1,124,400

         500 Greece Central School District, Monroe County, New York,        No Opt. Call       AAA    595,065
              General Obligation School District Bonds, Series 1992,
              6.000%, 6/15/09 - FGIC Insured

             Town of Halfmoon, Saratoga County, New York, Public
             Improvement Serial Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                                No Opt. Call       AAA    464,298
         395  6.500%, 6/01/10 - AMBAC Insured                                No Opt. Call       AAA    484,076
         395  6.500%, 6/01/11 - AMBAC Insured                                No Opt. Call       AAA    490,171

       2,295 Harborsfield Central School District, Suffolk County, New     6/11 at 100.00       Aaa  2,505,933
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

             Middle County Central School District at Centereach,
             Brookhaven, Suffolk County, New York, General Obligation
             Bonds, Series 1991A:
         475  6.900%, 12/15/07 - AMBAC Insured                               No Opt. Call       AAA    562,286
         475  6.900%, 12/15/08 - AMBAC Insured                               No Opt. Call       AAA    576,099

       2,250 County of Monroe, New York, General Obligation Public         3/12 at 100.00       AAA  2,473,268
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New   5/14 at 100.00       AAA  2,000,720
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, County of Suffolk,
             New York, School District Refunding Serial Bonds, Series
             1992:
         500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA    621,395
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call       AAA  1,292,115

       1,125 County of Nassau, New York, General Obligation Improvement    3/10 at 100.00       AAA  1,317,465
              Bonds, Series 2000E, 6.000%, 3/01/20 - FSA Insured

       1,000 County of Nassau, New York, General Obligations, Serial       6/09 at 102.00       AAA  1,095,520
              General Improvement Bonds, Series B, 5.250%, 6/01/23 -
              AMBAC Insured

       1,020 City of New Rochelle, Westchester County, New York, General   8/04 at 102.00       AAA  1,064,788
              Obligations, Public Improvement Bonds, Series 1994B,
              6.200%, 8/15/22 - MBIA Insured

          60 The City of New York, New York, General Obligation Bonds,     8/04 at 100.00       AAA     60,700
              Fiscal Series 1992C, 6.250%, 8/01/10 - FSA Insured

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00       AAA  3,386,040
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00       AAA  2,205,040

       2,460 The City of New York, New York, General Obligation Bonds,    11/11 at 101.00       AAA  2,772,568
              Fiscal Series 2002A, 5.250%, 11/01/15 - MBIA Insured

         300 Niagara Falls, Niagara County, New York, Public Improvement   3/04 at 102.00       AAA    307,485
              Serial Bonds, Series 1994, 6.900%, 3/01/21 - MBIA Insured

       1,505 Town of North Hempstead, Nassau County, New York, General       No Opt. Call       AAA  1,899,024
              Obligation Refunding Serial Bonds, Series 1992B, 6.400%,
              4/01/14 - FGIC Insured

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Rensselaer County, New York, General Obligation Serial
             Bonds, Series 1991:
    $    960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call       AAA $1,220,189
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call       AAA  1,232,938
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA  1,234,426

             Rondout Valley Central School District at Accord, Ulster
             County, New York, General Obligation School District Serial
             Bonds, Series 1991:
         550  6.800%, 6/15/06 - FGIC Insured                                 No Opt. Call       AAA    616,765
         550  6.850%, 6/15/07 - FGIC Insured                                 No Opt. Call       AAA    638,853
         550  6.850%, 6/15/08 - FGIC Insured                                 No Opt. Call       AAA    656,805
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call       AAA    672,204
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call       AAA    684,420

       1,000 Smithtown Central School District, Suffolk County, New       10/11 at 100.00       Aaa  1,013,360
              York, General Obligation Bonds, Series 2002, 4.400%,
              10/15/21 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.5%

       1,000 Erie County Industrial Development Authority, New York,       5/12 at 100.00       AAA  1,165,560
              School Facility Revenue Bonds, Buffalo City School
              District, Series 2003, 5.750%, 5/01/19 - FSA Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00       AAA  2,259,400
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00       AAA  1,418,985
       3,000  5.000%, 7/01/30 - AMBAC Insured                              7/12 at 100.00       AAA  3,140,400

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       5,000  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA  5,377,700
       3,000  5.000%, 11/15/32 - FSA Insured                              11/12 at 100.00       AAA  3,138,900

       4,625 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA  5,336,094
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 - AMBAC Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA  1,782,195
              Future Tax Secured Bonds, Fiscal Series 2002B,
              5.000%, 5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA  2,203,620
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA  1,848,801

       2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  2,132,600
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA  1,452,174
              Future Tax Secured Bonds, Fiscal 2003 Series E, 5.250%,
              2/01/22 - MBIA Insured

       3,750 Dormitory Authority of the State of New York, Court           5/10 at 101.00       AAA  4,288,425
              Facilities Lease Revenue Bonds, City of New York Issue,
              Series 1999, 5.750%, 5/15/30 - AMBAC Insured

         325 Dormitory Authority of the State of New York, Improvement     8/10 at 100.00       AAA    341,422
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 - FSA Insured

       3,400 Dormitory Authority of the State of New York, Improvement     8/09 at 101.00       AAA  3,587,000
              Revenue Bonds, Mental Health Services Facilities, Series
              1999D, 5.250%, 2/15/29 - FSA Insured

             State of New York Municipal Bond Bank Agency, Special
             Program Revenue Bonds, City of Buffalo, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA  1,262,831
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA  1,330,500

       2,000 Dormitory Authority of the State of New York, State           3/13 at 100.00       AAA  2,098,640
              Personal Income Tax Revenue Bonds, Series 2003A, 5.000%,
              3/15/32 - FGIC Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, School Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA  6,814,336
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA    916,983

----
40

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA $2,152,100
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 - FSA Insured                                4/12 at 100.00       AAA  2,226,160
       1,000  5.250%, 4/01/19 - FSA Insured                                4/12 at 100.00       AAA  1,107,160

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA  1,635,150
              Fund Bonds, Second General, Series 2003, 5.250%, 4/01/23 -
              MBIA Insured

       4,000 New York State Urban Development Corporation, Revenue         4/06 at 102.00       AAA  4,381,440
              Bonds, Sports Facility Assistance Program, Series 1996A,
              5.500%, 4/01/19 - MBIA Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 - FGIC Insured                               3/13 at 100.00       AAA  1,133,640
       1,500  5.500%, 3/15/21 - FGIC Insured                               3/13 at 100.00       AAA  1,689,420

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA  1,825,059
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA  4,788,200

             New York Tobacco Settlement Financing Corporation, Tobacco
             Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA  4,323,306
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA  5,897,664
--------------------------------------------------------------------------------------------------------------
             Transportation - 10.8%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA  2,695,475
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority, New York,      1/05 at 101.00       AAA  3,127,560
              Revenue Bonds, Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,873,603
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA  4,417,035
              Transportation Revenue Bonds, DRIVERS - Series 267,
              14.064%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA  1,712,340
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

             Niagara Frontier Transportation Authority, New York,
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,047,630
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA  1,534,875

       3,000 Niagara Frontier Transportation Authority, New York,          4/09 at 101.00       AAA  3,296,550
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA  4,435,400
              Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26
              (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA  3,306,810
              Bonds, JFK International Air Terminal LLC Project, Series
              6, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA  2,760,725
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York, General
             Revenue Refunding Subordinate Lien Bonds, Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA    929,510
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA  2,510,565

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA  4,789,218
              Revenue Bonds, DRIVERS - Series 342, 13.273%, 11/15/20 (IF)

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.5%

    $  1,000 Erie County Water Authority, New York, Water Works System    12/09 at 100.00       AAA $1,254,970
              Revenue Bonds, Series 1990B, 6.750%, 12/01/14 - AMBAC
              Insured

       3,000 Metropolitan Transportation Authority, New York, Commuter     1/08 at 101.50       AAA  3,471,060
              Facilities Revenue Bonds, Series 1997A, 5.750%, 7/01/21
              (Pre-refunded to 1/01/08) - MBIA Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA  3,316,154
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA  4,028,115
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  3,154,709
       2,500  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA  2,812,150

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA  1,153,340
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA    576,670

       2,000 Metropolitan Transportation Authority, New York, Dedicated    4/10 at 100.00       AAA  2,405,280
              Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
              (Pre-refunded to 4/01/10) - FGIC Insured

             The City of New York, New York, General Obligation Bonds,
             Fiscal Series 1990B:
       1,300  7.000%, 10/01/15 - FSA Insured                               4/04 at 100.00       AAA  1,308,463
       2,000  7.000%, 10/01/16 - MBIA Insured                              4/04 at 100.00       AAA  2,011,620
       1,025  7.000%, 10/01/17 - FSA Insured                               4/04 at 100.00       AAA  1,030,955
         310  7.000%, 10/01/18 - FSA Insured                               4/04 at 100.00       AAA    311,801

       3,000 New York Transitional Finance Authority, New York, Future     5/10 at 101.00       AAA  3,643,080
              Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/24
              (Pre-refunded to 5/15/10) - FGIC Insured

       2,675 Dormitory Authority of the State of New York, Improvement     5/10 at 100.00       AAA  3,113,620
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 (Pre-refunded to 5/15/10) - FSA
              Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities,
             Series 2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA  2,597,309
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA  1,158,260

       5,000 New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA  5,929,850
              Facilities Service Contract Revenue Bonds, Series 1999C,
              6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC Insured

         800 Puerto Rico, Public Improvement General Obligation Bonds,     7/10 at 100.00       AAA    956,040
              Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 5.8%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,520  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA  3,357,735
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA  1,125,090
       2,000  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA  2,148,400
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA  3,640,666
       4,035  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA  4,334,034

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA    781,040
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA    737,920

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA  1,567,275
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA  1,593,405

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA  1,055,310
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company Project, Series 1995A, 5.300%, 8/01/25
              (Alternative Minimum Tax) - MBIA Insured

       2,000 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA  2,149,560
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation Project, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

----
42

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.1%

    $  2,955 Buffalo, New York, Municipal Water Finance Authority, Water  7/08 at 101.00       AAA $  3,060,582
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       8,120 New York City Municipal Water Finance Authority, New York,   6/06 at 101.00       AAA    8,908,208
              Water and Sewer System Revenue Bonds, Fiscal Series 1996B,
              5.750%, 6/15/26 - MBIA Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00       AAA    3,187,380
              Water and Sewer System Revenue Bonds, Fiscal Series 2002A,
              5.250%, 6/15/33 - FGIC Insured

         405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00       AAA      482,522
              Water and Sewer System Revenue Bonds, Fiscal Series 2000B,
              6.000%, 6/15/33 - MBIA Insured

          65 New York State Environmental Facilities Corporation, State   3/04 at 100.00       AAA       65,323
              Water Pollution Control Revolving Fund Revenue Bonds,
              Pooled Loan Issue, Series 1990C, 7.200%, 3/15/11 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
    $349,335 Total Long-Term Investments (cost $341,513,086) - 98.1%                                377,586,043
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.5%

       1,000 New York Municipal Water Finance Authority, New York, Water                      A-1+    1,000,000
              and Sewer System Variable Revenue Bonds, Fiscal Series
              1994C, 0.970%, 6/15/23 - FGIC Insured+

       1,000 Puerto Rico Government Development Bank, Adjustable                               A-1    1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost $2,000,000)                                           2,000,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $343,513,086) - 98.6%                                          379,586,043
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.4%                                                     5,552,383
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $385,138,426
             -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
43

Statement of Assets and Liabilities
February 29, 2004


                                                                              Connecticut     New Jersey      New York
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $278,674,261, $164,383,945, $316,608,948
 and $343,513,086, respectively)                                             $300,855,307  $175,433,176  $344,934,987
Cash                                                                            1,099,990     1,347,285       770,702
Receivables:
  Interest                                                                      4,102,259     2,174,824     5,078,927
  Investments sold                                                                     --            --     1,590,000
  Shares sold                                                                     445,296        76,501       565,613
Other assets                                                                        4,527           757         7,492
-----------------------------------------------------------------------------------------------------------------------
    Total assets                                                              306,507,379   179,032,543   352,947,721
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                --            --       182,092
  Shares redeemed                                                                 439,199        63,193       194,931
Accrued expenses:
  Management fees                                                                 129,753        76,399       148,263
  12b-1 distribution and service fees                                              83,972        48,897        70,973
  Other                                                                            77,035        60,837       100,218
Dividends payable                                                               1,113,659       588,814     1,307,678
-----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                           1,843,618       838,140     2,004,155
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $304,663,761  $178,194,403  $350,943,566
-----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                   $227,786,728  $ 77,020,948  $122,569,300
Shares outstanding                                                             20,728,080     7,021,092    11,044,263
Net asset value per share                                                   $       10.99  $      10.97  $      11.10
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                           $       11.47  $      11.45  $      11.59
-----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                  $  31,677,878  $ 27,140,455  $ 41,578,962
Shares outstanding                                                              2,886,206     2,475,190     3,743,454
Net asset value and offering price per share                                $       10.98  $      10.96  $      11.11
-----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                  $  41,193,715  $ 28,226,491  $ 35,832,465
Shares outstanding                                                              3,752,599     2,581,044     3,222,059
Net asset value and offering price per share                                $       10.98  $      10.94  $      11.12
-----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                  $   4,005,440  $ 45,806,509  $150,962,839
Shares outstanding                                                                362,995     4,171,013    13,568,316
Net asset value and offering price per share                                $       11.03  $      10.98  $      11.13
-----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $282,274,661  $168,085,416  $324,255,937
Undistributed (Over-distribution of) net investment income                        (7,161)       (21,043)     (380,596)
Accumulated net realized gain (loss) from investments                             215,215      (919,201)   (1,257,814)
Net unrealized appreciation of investments                                     22,181,046    11,049,231    28,326,039
-----------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $304,663,761  $178,194,403  $350,943,566
-----------------------------------------------------------------------------------------------------------------------

                                                                                 New York
                                                                                  Insured
-----------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $278,674,261, $164,383,945, $316,608,948
 and $343,513,086, respectively)                                            $379,586,043
Cash                                                                             460,235
Receivables:
  Interest                                                                     4,549,323
  Investments sold                                                             1,315,800
  Shares sold                                                                  1,273,874
Other assets                                                                      20,556
-----------------------------------------------------------------------------------------
    Total assets                                                             387,205,831
-----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                               --
  Shares redeemed                                                                368,336
Accrued expenses:
  Management fees                                                                162,878
  12b-1 distribution and service fees                                             45,271
  Other                                                                          132,163
Dividends payable                                                              1,358,757
-----------------------------------------------------------------------------------------
    Total liabilities                                                          2,067,405
-----------------------------------------------------------------------------------------
Net assets                                                                  $385,138,426
-----------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                  $ 78,525,709
Shares outstanding                                                             7,150,829
Net asset value per share                                                   $      10.98
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                           $      11.46
-----------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                  $ 27,104,468
Shares outstanding                                                             2,464,597
Net asset value and offering price per share                                $      11.00
-----------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                  $ 21,245,737
Shares outstanding                                                             1,934,969
Net asset value and offering price per share                                $      10.98
-----------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                  $258,262,512
Shares outstanding                                                            23,469,665
Net asset value and offering price per share                                $      11.00
-----------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------
Capital paid-in                                                             $348,184,933
Undistributed (Over-distribution of) net investment income                      (187,622)
Accumulated net realized gain (loss) from investments                          1,068,158
Net unrealized appreciation of investments                                    36,072,957
-----------------------------------------------------------------------------------------
Net assets                                                                  $385,138,426
-----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Statement of Operations
Year Ended February 29, 2004


                                                                                                              New York
                                                                     Connecticut  New Jersey     New York      Insured
----------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $16,583,167  $8,831,250  $18,998,652  $19,543,833
----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,646,931     935,776    1,816,547    2,042,599
12b-1 service fees - Class A                                            457,565     148,807      231,208      150,407
12b-1 distribution and service fees - Class B                           303,840     256,911      392,980      267,626
12b-1 distribution and service fees - Class C                           300,330     186,203      240,318      136,442
Shareholders' servicing agent fees and expenses                         134,720     127,237      206,292      248,124
Custodian's fees and expenses                                            91,468      56,796       97,523      106,353
Trustees' fees and expenses                                               6,245       2,988        6,240        6,678
Professional fees                                                        20,423      14,134       82,380       23,901
Shareholders' reports - printing and mailing expenses                    49,514      41,146       68,830       75,389
Federal and state registration fees                                       5,516       4,056        5,928        4,947
Portfolio insurance expense                                                  --          --           --        1,218
Other expenses                                                           12,177       8,062       13,539       14,579
----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            3,028,729   1,782,116    3,161,785    3,078,263
  Custodian fee credit                                                   (9,416)    (15,804)     (16,889)      (6,357)
----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          3,019,313   1,766,312    3,144,896    3,071,906
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                13,563,854   7,064,938   15,853,756   16,471,927
----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                      996,590     850,385    2,465,417    3,117,208
Net change in unrealized appreciation (depreciation) of investments   3,092,631   1,962,450    4,208,438    4,146,661
----------------------------------------------------------------------------------------------------------------------
Net gain from investments                                             4,089,221   2,812,835    6,673,855    7,263,869
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $17,653,075  $9,877,773  $22,527,611  $23,735,796
----------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
45

Statement of Changes in Net Assets

                                                                                      Connecticut
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 13,563,854  $ 13,684,980
Net realized gain (loss) from investments                                          996,590     1,913,479
Net change in unrealized appreciation (depreciation) of investments              3,092,631     5,451,651
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      17,653,075    21,050,110
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                      (10,579,320)  (11,259,124)
  Class B                                                                       (1,231,318)   (1,181,284)
  Class C                                                                       (1,621,352)   (1,378,917)
  Class R                                                                         (189,431)     (195,235)
From accumulated net realized gains from investments:
  Class A                                                                         (922,683)     (853,097)
  Class B                                                                         (130,138)     (113,978)
  Class C                                                                         (162,408)     (123,072)
  Class R                                                                          (17,374)      (14,929)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (14,854,024)  (15,119,636)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,212,259    55,744,457
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,648,901     6,728,802
----------------------------------------------------------------------------------------------------------
                                                                                35,861,160    62,473,259
Cost of shares redeemed                                                        (42,306,249)  (30,886,208)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              (6,445,089)   31,587,051
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           (3,646,038)   37,517,525
Net assets at the beginning of year                                            308,309,799   270,792,274
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $304,663,761  $308,309,799
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     (7,161) $     69,039
----------------------------------------------------------------------------------------------------------

                                                                                      New Jersey
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  7,064,938  $  6,317,566
Net realized gain (loss) from investments                                          850,385       (31,860)
Net change in unrealized appreciation (depreciation) of investments              1,962,450     3,048,625
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       9,877,773     9,334,331
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,164,445)   (2,858,325)
  Class B                                                                         (939,935)     (913,210)
  Class C                                                                         (916,890)     (667,685)
  Class R                                                                       (1,977,646)   (2,007,749)
From accumulated net realized gains from investments:
  Class A                                                                               --            --
  Class B                                                                               --            --
  Class C                                                                               --            --
  Class R                                                                               --            --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (6,998,916)   (6,446,969)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                29,844,330    38,363,391
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                4,114,598     3,812,535
---------------------------------------------------------------------------------------------------------
                                                                                33,958,928    42,175,926
Cost of shares redeemed                                                        (25,871,493)  (19,963,018)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               8,087,435    22,212,908
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           10,966,292    25,100,270
Net assets at the beginning of year                                            167,228,111   142,127,841
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $178,194,403  $167,228,111
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    (21,043) $    (77,408)
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
46

                                                                                       New York
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,853,756  $ 15,505,106
Net realized gain (loss) from investments                                        2,465,417    (1,689,660)
Net change in unrealized appreciation (depreciation) of investments              4,208,438     8,437,978
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      22,527,611    22,253,424
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (5,548,616)   (5,718,196)
  Class B                                                                       (1,690,637)   (1,610,776)
  Class C                                                                       (1,373,723)   (1,138,000)
  Class R                                                                       (7,439,911)   (7,667,833)
From accumulated net realized gains from investments:
  Class A                                                                               --      (401,917)
  Class B                                                                               --      (135,649)
  Class C                                                                               --       (91,237)
  Class R                                                                               --      (508,041)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (16,052,887)  (17,271,649)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                52,579,255    50,156,346
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                9,104,357    10,250,119
----------------------------------------------------------------------------------------------------------
                                                                                61,683,612    60,406,465
Cost of shares redeemed                                                        (45,808,647)  (45,842,477)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions              15,874,965    14,563,988
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           22,349,689    19,545,763
Net assets at the beginning of year                                            328,593,877   309,048,114
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $350,943,566  $328,593,877
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (380,596) $   (175,868)
----------------------------------------------------------------------------------------------------------

                                                                                   New York Insured
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/29/04       2/28/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,471,927  $ 16,333,993
Net realized gain (loss) from investments                                        3,117,208     4,732,249
Net change in unrealized appreciation (depreciation) of investments              4,146,661     8,867,380
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      23,735,796    29,933,622
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                       (3,278,508)   (3,040,942)
  Class B                                                                       (1,010,907)     (915,032)
  Class C                                                                         (692,323)     (485,115)
  Class R                                                                      (11,704,543)  (12,035,109)
From accumulated net realized gains from investments:
  Class A                                                                         (944,981)     (416,024)
  Class B                                                                         (356,516)     (155,481)
  Class C                                                                         (245,890)      (81,635)
  Class R                                                                       (3,220,348)   (1,544,981)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (21,454,016)  (18,674,319)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                31,712,526    34,875,349
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               14,616,535    12,582,356
---------------------------------------------------------------------------------------------------------
                                                                                46,329,061    47,457,705
Cost of shares redeemed                                                        (43,212,056)  (35,932,729)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               3,117,005    11,524,976
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            5,398,785    22,784,279
Net assets at the beginning of year                                            379,739,641   356,955,362
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $385,138,426  $379,739,641
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (187,622) $     57,767
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.


----
48

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
49

2. Fund Shares

Transactions in Fund shares were as follows:

                                            Connecticut                                         New Jersey
                        --------------------------------------------------  --------------------------------------------------
                               Year Ended                Year Ended                Year Ended                Year Ended
                                 2/29/04                   2/28/03                   2/29/04                   2/28/03
                        ------------------------  ------------------------  ------------------------  ------------------------
                             Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                1,467,441  $ 15,847,498   2,952,046  $ 31,576,915   1,288,466  $ 13,875,429   1,849,867  $ 19,681,528
  Class B                  274,772     2,989,457     907,804     9,666,272     302,714     3,258,628     636,836     6,748,591
  Class C                  868,854     9,429,214   1,272,075    13,615,371     949,375    10,204,505     848,949     9,003,631
  Class R                   87,637       946,090      82,366       885,899     233,030     2,505,768     275,047     2,929,641
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A                  459,986     4,973,910     488,068     5,217,472     169,225     1,816,241     158,371     1,681,767
  Class B                   54,529       588,753      52,430       559,577      34,585       370,865      32,365       343,496
  Class C                   86,655       935,863      74,396       794,535      43,987       470,431      32,373       342,763
  Class R                   13,850       150,375      14,663       157,218     135,648     1,457,061     135,990     1,444,509
-------------------------------------------------------------------------------------------------------------------------------
                         3,313,724    35,861,160   5,843,848    62,473,259   3,157,030    33,958,928   3,969,798    42,175,926
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A               (2,714,094)  (29,295,265) (2,267,039)  (24,217,100) (1,301,406)  (13,996,687)   (884,012)   (9,393,409)
  Class B                 (386,631)   (4,178,215)   (205,136)   (2,185,919)   (359,363)   (3,852,233)   (386,083)   (4,083,836)
  Class C                 (727,751)   (7,824,695)   (345,057)   (3,676,038)   (382,516)   (4,063,583)   (271,890)   (2,887,121)
  Class R                  (93,531)   (1,008,074)    (75,396)     (807,151)   (369,319)   (3,958,990)   (339,391)   (3,598,652)
-------------------------------------------------------------------------------------------------------------------------------
                        (3,922,007)  (42,306,249) (2,892,628)  (30,886,208) (2,412,604)  (25,871,493) (1,881,376)  (19,963,018)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)   (608,283) $ (6,445,089)  2,951,220  $ 31,587,051     744,426  $  8,087,435   2,088,422  $ 22,212,908
-------------------------------------------------------------------------------------------------------------------------------

                                          New York                                        New York Insured
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/29/04                   2/28/03                   2/29/04                   2/28/03
                     ------------------------  ------------------------  ------------------------  ------------------------
                          Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,553,847  $ 27,719,946   2,639,623  $ 28,306,594   1,390,422  $ 15,137,500   1,588,387  $ 16,906,525
  Class B               488,340     5,313,640   1,016,439    10,925,054     347,222     3,802,628     667,505     7,175,849
  Class C             1,130,510    12,330,026     696,437     7,518,894     877,998     9,556,571     478,649     5,093,305
  Class R               651,153     7,215,643     317,357     3,405,804     295,761     3,215,827     532,426     5,699,670
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               244,121     2,647,042     289,679     3,106,566     234,659     2,537,806     193,842     2,065,294
  Class B                63,639       690,710      68,924       739,876      60,613       656,152      48,200       514,091
  Class C                51,316       557,646      51,289       551,136      43,074       465,582      26,893       286,842
  Class R               479,183     5,208,959     544,327     5,852,541   1,010,776    10,956,995     910,490     9,716,129
----------------------------------------------------------------------------------------------------------------------------
                      5,662,109    61,683,612   5,624,075    60,406,465   4,260,525    46,329,061   4,446,392    47,457,705
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (2,153,663)  (23,262,869) (2,389,957)  (25,672,049) (1,246,000)  (13,536,661)   (962,728)  (10,258,244)
  Class B              (566,682)   (6,165,963)   (519,698)   (5,590,493)   (485,202)   (5,254,669)   (382,396)   (4,052,225)
  Class C              (497,189)   (5,422,100)   (490,159)   (5,265,519)   (309,404)   (3,354,782)   (119,627)   (1,267,526)
  Class R            (1,008,217)  (10,957,715)   (866,009)   (9,314,416) (1,938,645)  (21,065,944) (1,912,727)  (20,354,734)
----------------------------------------------------------------------------------------------------------------------------
                     (4,225,751)  (45,808,647) (4,265,823)  (45,842,477) (3,979,251)  (43,212,056) (3,377,478)  (35,932,729)
----------------------------------------------------------------------------------------------------------------------------
Net increase          1,436,358  $ 15,874,965   1,358,252  $ 14,563,988     281,274  $  3,117,005   1,068,914  $ 11,524,976
----------------------------------------------------------------------------------------------------------------------------


----
50

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $24,247,000 $40,059,604 $48,179,328 $37,260,148
      Sales and maturities  30,601,582  28,942,180  40,344,304  51,645,855
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $278,508,623 $164,339,598 $316,339,458 $343,389,905
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                                                      New York
                                            Connecticut   New Jersey     New York      Insured
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $23,213,251  $11,287,672  $29,314,238  $36,216,000
  Depreciation                                (866,567)    (194,094)    (718,709)     (19,862)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $22,346,684  $11,093,578  $28,595,529  $36,196,138
----------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income          $933,568   $523,423 $631,502 $1,047,953
Undistributed net ordinary income*              7,291         --   10,282         --
Undistributed net long-term capital gains     215,215         --       --  1,068,158
------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                                     New York
2004                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,666,034 $6,978,736 $15,899,369 $16,577,992
Distributions from net ordinary income*              9,159         --     192,895     613,568
Distributions from net long-term capital gains   1,232,603         --          --   4,289,101
---------------------------------------------------------------------------------------------

                                                                                     New York
2003                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,879,850 $6,384,916 $16,005,842 $16,430,800
Distributions from net ordinary income*             64,311         --      68,648      99,678
Distributions from net long-term capital gains   1,105,077         --   1,136,843   2,131,798
---------------------------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.



----
51

At February 29, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                      New Jersey   New York
                     --------------------------------------
                     Expiration year:
                       2009             $919,201 $       --
                       2010                   --         --
                       2011                   --         --
                       2012                   --  1,242,002
                     --------------------------------------
                     Total              $919,201 $1,242,002
                     --------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                       New York
                                       Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------
Sales charges collected (unaudited)       $350,482   $135,992 $253,824 $226,027
Paid to authorized dealers (unaudited)     305,485    135,992  219,517  201,731
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    Commission advances (unaudited)    $240,878   $267,137 $314,856 $272,726
    ------------------------------------------------------------------------


----
52

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    12b-1 fees retained (unaudited)    $341,286   $291,369 $406,756 $278,602
    ------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
       ------------------------------------------------------------------
       CDSC retained (unaudited)    $112,678   $115,246 $134,267 $103,018
       ------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004, to shareholders of record on March 9, 2004, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0415     $.0380   $.0420   $.0385
            Class B                 .0345      .0310    .0355    .0315
            Class C                 .0365      .0330    .0375    .0335
            Class R                 .0430      .0395    .0440    .0400
          ------------------------------------------------------------



----
53

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                                          Investment Operations        Less Distributions
                                                       ---------------------------  -----------------------


CONNECTICUT


                                                                        Net
                                                                  Realized/
                                                                 Unrealized
                                             Beginning       Net    Invest-             Net                  Ending
                                                   Net   Invest-       ment         Invest-                     Net
                                                 Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                       Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2004                                           $10.88      $.50      $ .15  $ .65    $(.50)   $(.04) $(.54) $10.99      6.21%
 2003                                            10.67       .52        .26    .78     (.53)    (.04)  (.57)  10.88      7.51
 2002                                            10.51       .53        .16    .69     (.53)      --   (.53)  10.67      6.66
 2001                                             9.96       .53        .55   1.08     (.53)      --   (.53)  10.51     11.14
 2000                                            10.90       .53       (.94)  (.41)    (.53)      --   (.53)   9.96     (3.84)
Class B (2/97)
 2004                                            10.87       .42        .15    .57     (.42)    (.04)  (.46)  10.98      5.40
 2003                                            10.65       .43        .27    .70     (.44)    (.04)  (.48)  10.87      6.78
 2002                                            10.49       .45        .15    .60     (.44)      --   (.44)  10.65      5.84
 2001                                             9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.31
 2000                                            10.88       .45       (.94)  (.49)    (.45)      --   (.45)   9.94     (4.57)
Class C (10/93)
 2004                                            10.87       .44        .15    .59     (.44)    (.04)  (.48)  10.98      5.62
 2003                                            10.66       .46        .26    .72     (.47)    (.04)  (.51)  10.87      6.92
 2002                                            10.50       .47        .16    .63     (.47)      --   (.47)  10.66      6.07
 2001                                             9.95       .47        .55   1.02     (.47)      --   (.47)  10.50     10.50
 2000                                            10.88       .47       (.93)  (.46)    (.47)      --   (.47)   9.95     (4.31)
Class R (2/97)
 2004                                            10.92       .52        .15    .67     (.52)    (.04)  (.56)  11.03      6.36
 2003                                            10.70       .54        .27    .81     (.55)    (.04)  (.59)  10.92      7.76
 2002                                            10.54       .56        .14    .70     (.54)      --   (.54)  10.70      6.82
 2001                                             9.99       .55        .55   1.10     (.55)      --   (.55)  10.54     11.30
 2000                                            10.93       .55       (.94)  (.39)    (.55)      --   (.55)   9.99     (3.63)
-------------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(c)   Reimbursement(d)
CONNECTICUT                                           -----------------  -----------------  -----------------
                                                                  Ratio              Ratio              Ratio
                                                                 of Net             of Net             of Net
                                                                Invest-            Invest-            Invest-
                                                      Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                      Expenses   Income  Expenses   Income  Expenses   Income
                                               Ending       to       to        to       to        to       to
                                                  Net  Average  Average   Average  Average   Average  Average  Portfolio
                                               Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2004                                        $227,787      .85%    4.60%      .85%    4.60%      .84%    4.60%         8%
 2003                                         234,133      .85     4.82       .85     4.82       .84     4.82         19
 2002                                         217,024      .85     5.01       .85     5.01       .84     5.02         20
 2001                                         204,442      .87     5.20       .87     5.20       .86     5.21          7
 2000                                         196,416      .88     5.09       .88     5.09       .87     5.10         22
Class B (2/97)
 2004                                          31,678     1.60     3.85      1.60     3.85      1.59     3.85          8
 2003                                          31,987     1.60     4.06      1.60     4.06      1.59     4.07         19
 2002                                          23,310     1.60     4.26      1.60     4.26      1.59     4.27         20
 2001                                          19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                                          15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
Class C (10/93)
 2004                                          41,194     1.40     4.05      1.40     4.05      1.39     4.05          8
 2003                                          38,312     1.40     4.26      1.40     4.26      1.39     4.27         19
 2002                                          26,890     1.40     4.47      1.40     4.47      1.39     4.48         20
 2001                                          18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                                          16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
Class R (2/97)
 2004                                           4,005      .65     4.79       .65     4.79       .64     4.80          8
 2003                                           3,878      .65     5.01       .65     5.01       .64     5.02         19
 2002                                           3,568      .65     5.23       .65     5.23       .64     5.24         20
 2001                                           1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                                           1,337      .68     5.31       .68     5.31       .67     5.32         22
-------------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
54

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                        Investment Operations       Less Distributions
                                                     ---------------------------  ----------------------


NEW JERSEY


                                                                      Net
                                                                Realized/
                                                               Unrealized
                                           Beginning       Net    Invest-             Net                 Ending
                                                 Net   Invest-       ment         Invest-                    Net
                                               Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                     Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                         $10.79      $.46      $ .18  $ .64    $(.46)     $-- $(.46) $10.97      6.07%
 2003                                          10.60       .46        .20    .66     (.47)      --  (.47)  10.79      6.36
 2002                                          10.45       .47        .15    .62     (.47)      --  (.47)  10.60      6.04
 2001                                           9.73       .48        .72   1.20     (.48)      --  (.48)  10.45     12.59
 2000                                          10.60       .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
Class B (2/97)
 2004                                          10.78       .38        .17    .55     (.37)      --  (.37)  10.96      5.26
 2003                                          10.59       .38        .20    .58     (.39)      --  (.39)  10.78      5.58
 2002                                          10.44       .39        .15    .54     (.39)      --  (.39)  10.59      5.26
 2001                                           9.72       .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                                          10.60       .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
Class C (9/94)
 2004                                          10.76       .40        .18    .58     (.40)      --  (.40)  10.94      5.50
 2003                                          10.56       .40        .21    .61     (.41)      --  (.41)  10.76      5.88
 2002                                          10.41       .41        .15    .56     (.41)      --  (.41)  10.56      5.46
 2001                                           9.70       .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                                          10.58       .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
Class R (2/92)
 2004                                          10.80       .48        .17    .65     (.47)      --  (.47)  10.98      6.24
 2003                                          10.60       .48        .21    .69     (.49)      --  (.49)  10.80      6.63
 2002                                          10.45       .49        .15    .64     (.49)      --  (.49)  10.60      6.22
 2001                                           9.73       .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                                          10.60       .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
----------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                    Ratios/Supplemental Data
                                           --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW JERSEY                                         -----------------  -----------------  -----------------
                                                               Ratio              Ratio              Ratio
                                                              of Net             of Net             of Net
                                                             Invest-            Invest-            Invest-
                                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                   Expenses   Income  Expenses   Income  Expenses   Income
                                            Ending       to       to        to       to        to       to
                                               Net  Average  Average   Average  Average   Average  Average  Portfolio
                                            Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                      $77,021      .90%    4.26%      .90%    4.26%      .89%    4.27%        17%
 2003                                       74,067      .91     4.29       .91     4.29       .90     4.30          6
 2002                                       60,835      .90     4.45       .90     4.45       .89     4.46          7
 2001                                       52,277     1.00     4.73      1.00     4.73       .98     4.74         12
 2000                                       46,235      .99     4.74       .93     4.80       .91     4.82         26
Class B (2/97)
 2004                                       27,140     1.65     3.51      1.65     3.51      1.64     3.52         17
 2003                                       26,926     1.66     3.54      1.66     3.54      1.65     3.55          6
 2002                                       23,451     1.65     3.70      1.65     3.70      1.64     3.71          7
 2001                                       15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000                                       13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
Class C (9/94)
 2004                                       28,226     1.45     3.72      1.45     3.72      1.44     3.73         17
 2003                                       21,192     1.46     3.74      1.46     3.74      1.45     3.75          6
 2002                                       14,376     1.45     3.89      1.45     3.89      1.44     3.90          7
 2001                                       12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000                                       10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
Class R (2/92)
 2004                                       45,807      .70     4.46       .70     4.46       .69     4.47         17
 2003                                       45,043      .71     4.49       .71     4.49       .70     4.50          6
 2002                                       43,465      .70     4.64       .70     4.64       .69     4.65          7
 2001                                       41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000                                       40,058      .79     4.94       .73     5.00       .71     5.02         26
----------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
55

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


NEW YORK


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $10.88      $.52      $ .22  $ .74    $(.52)   $  --  $(.52) $11.10      6.94%
 2003                                        10.72       .52        .22    .74     (.54)    (.04)  (.58)  10.88      7.11
 2002                                        10.66       .58        .04    .62     (.56)      --   (.56)  10.72      5.94
 2001                                        10.17       .57        .52   1.09     (.60)      --   (.60)  10.66     10.97
 2000                                        11.03       .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)
Class B (2/97)
 2004                                        10.90       .44        .21    .65     (.44)      --   (.44)  11.11      6.07
 2003                                        10.73       .44        .23    .67     (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68       .50        .03    .53     (.48)      --   (.48)  10.73      5.07
 2001                                        10.18       .49        .53   1.02     (.52)      --   (.52)  10.68     10.24
 2000                                        11.04       .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)
Class C (9/94)
 2004                                        10.91       .46        .22    .68     (.47)      --   (.47)  11.12      6.30
 2003                                        10.75       .46        .23    .69     (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70       .52        .03    .55     (.50)      --   (.50)  10.75      5.29
 2001                                        10.20       .51        .53   1.04     (.54)      --   (.54)  10.70     10.47
 2000                                        11.06       .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)
Class R (12/86)
 2004                                        10.91       .54        .23    .77     (.55)      --   (.55)  11.13      7.06
 2003                                        10.75       .55        .22    .77     (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69       .60        .04    .64     (.58)      --   (.58)  10.75      6.16
 2001                                        10.20       .59        .52   1.11     (.62)      --   (.62)  10.69     11.19
 2000                                        11.06       .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK                                          -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $122,569      .88%    4.76%      .88%    4.76%      .88%    4.76%        12%
 2003                                     113,197      .88     4.87       .88     4.87       .87     4.87         23
 2002                                     105,700      .89     5.16       .66     5.39       .65     5.39         11
 2001                                     102,144      .91     5.26       .70     5.47       .69     5.48         28
 2000                                      81,857      .89     5.21       .61     5.49       .60     5.50         19
Class B (2/97)
 2004                                      41,579     1.63     4.01      1.63     4.01      1.63     4.01         12
 2003                                      40,951     1.63     4.11      1.63     4.11      1.62     4.12         23
 2002                                      34,262     1.64     4.41      1.41     4.64      1.41     4.65         11
 2001                                      25,992     1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                                      19,803     1.64     4.50      1.33     4.81      1.32     4.82         19
Class C (9/94)
 2004                                      35,832     1.43     4.21      1.43     4.21      1.43     4.21         12
 2003                                      27,687     1.43     4.31      1.43     4.31      1.42     4.32         23
 2002                                      24,505     1.44     4.61      1.21     4.84      1.21     4.85         11
 2001                                      17,757     1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                                      10,374     1.44     4.67      1.16     4.96      1.15     4.96         19
Class R (12/86)
 2004                                     150,963      .68     4.96       .68     4.96       .68     4.96         12
 2003                                     146,759      .68     5.07       .68     5.07       .67     5.07         23
 2002                                     144,581      .69     5.36       .46     5.59       .46     5.59         11
 2001                                     144,950      .71     5.46       .49     5.67       .49     5.68         28
 2000                                     138,303      .69     5.40       .42     5.67       .41     5.68         19
---------------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


----
56

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                            Investment Operations        Less Distributions
                                         ---------------------------  -----------------------                    --------


NEW YORK INSURED


                                                          Net
                                                    Realized/
                                                   Unrealized
                               Beginning       Net    Invest-             Net                  Ending              Ending
                                     Net   Invest-       ment         Invest-                     Net                 Net
                                   Asset      ment       Gain            ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                             $10.92      $.46      $ .21  $ .67    $(.47)   $(.14) $(.61) $10.98      6.37% $ 78,526
 2003                              10.59       .47        .40    .87     (.48)    (.06)  (.54)  10.92      8.46    73,936
 2002                              10.50       .49        .10    .59     (.50)      --   (.50)  10.59      5.75    63,043
 2001                               9.95       .51        .55   1.06     (.51)      --   (.51)  10.50     10.97    56,936
 2000                              10.73       .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)   54,364
Class B (2/97)
 2004                              10.93       .38        .22    .60     (.39)    (.14)  (.53)  11.00      5.64    27,104
 2003                              10.60       .39        .40    .79     (.40)    (.06)  (.46)  10.93      7.64    27,786
 2002                              10.51       .41        .10    .51     (.42)      --   (.42)  10.60      4.97    23,418
 2001                               9.96       .43        .56    .99     (.44)      --   (.44)  10.51     10.12    16,965
 2000                              10.74       .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)   15,893
Class C (9/94)
 2004                              10.92       .40        .21    .61     (.41)    (.14)  (.55)  10.98      5.78    21,246
 2003                              10.59       .41        .40    .81     (.42)    (.06)  (.48)  10.92      7.85    14,446
 2002                              10.49       .43        .11    .54     (.44)      --   (.44)  10.59      5.26     9,926
 2001                               9.94       .45        .55   1.00     (.45)      --   (.45)  10.49     10.33     5,131
 2000                              10.73       .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)    4,627
Class R (12/86)
 2004                              10.94       .49        .20    .69     (.49)    (.14)  (.63)  11.00      6.53   258,263
 2003                              10.60       .49        .41    .90     (.50)    (.06)  (.56)  10.94      8.72   263,572
 2002                              10.50       .51        .11    .62     (.52)      --   (.52)  10.60      6.03   260,568
 2001                               9.95       .53        .55   1.08     (.53)      --   (.53)  10.50     11.16   259,651
 2000                              10.74       .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)  260,469
--------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                  Ratios/Supplemental Data
                               ----------------------------------------------------------------------
                                 Before Credit/           After           After Credit/
                                  Reimbursement     Reimbursement(c)    Reimbursement(d)
NEW YORK INSURED               ------------------  ------------------  ------------------
                                         Ratio of            Ratio of            Ratio of
                                              Net                 Net                 Net
                                          Invest-             Invest-             Invest-
                               Ratio of      ment  Ratio of      ment  Ratio of      ment
                               Expenses    Income  Expenses    Income  Expenses    Income
                                     to        to        to        to        to        to
                                Average   Average   Average   Average   Average   Average  Portfolio
                                    Net       Net       Net       Net       Net       Net   Turnover
Year Ended February 28/29,       Assets    Assets    Assets    Assets    Assets    Assets       Rate
-----------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                               .86%     4.28%      .86%     4.28%      .86%     4.28%        10%
 2003                               .88      4.40       .88      4.40       .87      4.40         21
 2002                               .89      4.67       .89      4.67       .88      4.68         17
 2001                               .91      4.98       .91      4.98       .90      4.99         15
 2000                               .90      5.02       .90      5.02       .90      5.02         16
Class B (2/97)
 2004                              1.61      3.53      1.61      3.53      1.61      3.53         10
 2003                              1.63      3.65      1.63      3.65      1.62      3.66         21
 2002                              1.64      3.92      1.64      3.92      1.63      3.93         17
 2001                              1.66      4.23      1.66      4.23      1.65      4.24         15
 2000                              1.65      4.28      1.65      4.28      1.65      4.28         16
Class C (9/94)
 2004                              1.42      3.73      1.42      3.73      1.41      3.73         10
 2003                              1.43      3.84      1.43      3.84      1.42      3.85         21
 2002                              1.44      4.12      1.44      4.12      1.43      4.13         17
 2001                              1.46      4.43      1.46      4.43      1.45      4.44         15
 2000                              1.45      4.48      1.45      4.48      1.45      4.48         16
Class R (12/86)
 2004                               .66      4.48       .66      4.48       .66      4.48         10
 2003                               .68      4.60       .68      4.60       .67      4.61         21
 2002                               .69      4.87       .69      4.87       .68      4.88         17
 2001                               .71      5.18       .71      5.18       .70      5.19         15
 2000                               .70      5.21       .70      5.21       .70      5.21         16
-----------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
57

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated April 12, 2002.

PricewaterhouseCoopers LLP
Chicago, IL

April 21, 2004


----
58

                                     Notes

----
59

                                     Notes

----
60

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly, Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri *      Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick *        Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
61

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or  Including other Directorships                  Overseen by
and Address            the Funds      Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand * Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                           charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                Sales at The Northern Trust Company.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Peter R. Sawers *      Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                             University of Dubuque, Iowa; formerly
333 W. Wacker Drive                                (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                  Graduate School of Management, Lake Forest,
                                                   Illinois; prior thereto, Executive Director,
                                                   Towers Perrin Australia, a management
                                                   consulting firm; Chartered Financial
                                                   Analyst; Certified Management Consultant;
                                                   Director, Executive Service Corps of
                                                   Chicago, a not-for-profit organization.


--------------------------------------------------------------------------------------------------------------
William J. Schneider   Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                            Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                Miller-Valentine Realty, a development and
Chicago, IL 60606                                  contract company; Chair, Miami Valley
                                                   Hospital; Chair, Miami Valley Economic
                                                   Development Coalition; formerly, Member,
                                                   Community Advisory Board, National City
                                                   Bank, Dayton, Ohio and Business Advisory
                                                   Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                           Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                thereto, Executive Director, Great Lakes
Chicago, IL 60606                                  Protection Fund (from 1990 to 1994).


--------------------------------------------------------------------------------------------------------------
Sheila W. Wellington * Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                            Business School (since 2003); formerly,
333 W. Wacker Drive                                President (since 1993) of Catalyst (a
Chicago, IL 60606                                  not-for-profit organization focusing on
                                                   women's leadership development in business
                                                   and the professions).
                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Officers of the Funds:
--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                  General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc.; Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.

----
62

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.

----
63

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           144
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MS3-0204D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 29,
                                               2004
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]




Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


[LOGO] Nuveen Investments

  FASTER INFORMATION

      RECEIVE YOUR

         NUVEEN INVESTMENTS FUND REPORT

            ELECTRONICALLY


By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Investments Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes
(see instructions at right).

 SOME COMMON CONCERNS:
                                          Will my e-mail address be distributed
                                                            to other companies?
                 No, your e-mail address is
                 strictly confidential and will not be used for anything other than notification of shareholder information.

                                                               What if I change
                                                               my mind and want
                                                            to receive investor
                                                              materials through
                                                                   regular mail
                                                                delivery again?
                 If you decide you do not
                 like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Investments Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps
outlined below:

1 Go to www.investordelivery.com and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the New
  Enrollment-Create screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click
  Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Investments Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN INVESTMENTS,

follow the steps
outlined below:

1 Go to www.nuveen.com

2 Select Access Your Account.
  Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income and total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed-up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 2004

[PHOTO]

Timothy R. Schwertfeger

                              "No one knows what
                            the future will bring,
                             which is why we think
                        a well-balanced portfolio. . .
                                is an important
                            component in achieving
                                your long-term
                               financial goals."



                            Annual Report l Page 1

Portfolio Managers' Comments

Portfolio managers Paul Brennan and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 13 years of investment experience, assumed management responsibility for the Nuveen Massachusetts Municipal Bond Fund in 2003. Tom, with 21 years of investment experience, also began managing the Nuveen Massachusetts Insured Municipal Bond Fund in 2003.

What was the general market environment during the 12-month reporting period ended February 29, 2004?

Generally, the U.S. economy was expanding throughout this reporting period. As one overall measure, the U.S. gross domestic product grew at a 2.0 percent annual rate during the first quarter of 2003, 3.1 percent during the second quarter, 8.2 percent in the third quarter and 4.1 percent in the fourth.

Despite this growth, interest rates were at historically low levels through much of the reporting period and the reported rate of inflation remained modest. This produced a generally favorable environment for fixed-income investments, especially during the first and last months of this 12-month period as bond yields fell and corresponding bond prices rose (bond yields and prices move in opposite directions). For several months last summer, however, as evidence of a recovery mounted, some investors grew concerned that an expanding economy might trigger a growth in inflation that could lead to a rise in interest rates. The fear of higher future rates was one factor behind a sharp increase in bond yields (and decrease in bond prices) in July and August. After peaking in August, rates began to fall as significant growth in the reported rate of inflation failed to materialize.

Against this backdrop, municipal bond supply reached record levels in calendar year 2003 as issuers took advantage of low borrowing costs to refinance older debt. Nationally, new municipal issuance in 2003 exceeded $382 billion, a 6.7 percent increase over 2002. Much of that new issue supply, however, took place in the first half of the year, before yields rose in the summer. Although Massachusetts was the nation's eighth-largest issuer of municipal debt in 2003, its issuance was 15 percent below that of the prior year. The decline was even more pronounced during the first two months of 2004, when the Commonwealth's supply of new debt totaled $2.2 billion, a 43 percent year-over-year drop, compared to a nationwide drop of just 26 percent.

Like many other states, Massachusetts continued to face substantial budget challenges stemming from a sharp decline in tax collections. The Commonwealth's 2003 fiscal year ended with an operating deficit of more than $450 million.
To close this gap, Massachusetts further drew down its formerly substantial financial reserves. The Commonwealth's fiscal year 2004 budget addressed a projected $3 billion shortfall through a combination of spending cuts and fee increases. Manufacturing employment continued to decline, but the Commonwealth's defense contractors stood to gain from planned increases in federal spending. One significantly positive financial development was the near-completion of work on "the Big Dig," Boston's massive highway and tunnel construction project. Massachusetts's budget pressures led Moody's to give the Commonwealth an Aa2 credit rating with a negative outlook as of the end of the reporting period, while Standard & Poor's maintained its AA- rating and stable outlook.

How did the Funds perform?

The chart on the next page shows average annual total returns for the Funds (Class A shares at net asset value) for the one-, five- and ten-year periods ended February 29, 2004, along with comparisons

Theviews expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.



                            Annual Report l Page 2

Class A Shares--
Average Annual Total Returns on NAV as of 2/29/04
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Massachusetts
                  Municipal Bond Fund     5.95%  5.14%   5.39%
                Lipper Massachusetts
                  Municipal Debt Funds
                  Category Average/1/     5.73%  5.04%   5.47%
                Lehman Brothers
                  Massachusetts Municipal
                  Bond Index/2/           6.33%  6.26%   6.51%
                -----------------------------------------------

                Nuveen Massachusetts
                  Insured Municipal
                  Bond Fund               6.03%  5.18%   5.30%
                Lipper Massachusetts
                  Municipal Debt Funds
                  Category Average/1/     5.73%  5.04%   5.47%
                Lehman Brothers
                  Massachusetts Insured
                  Municipal Bond Index/3/ 6.75%  6.59%   6.71%

Current performance may be more or less than the performance shown.

--------------------------------------------------------------------------------

to the Lipper Massachusetts Municipal Debt Funds Category and the Lehman Brothers Massachusetts Municipal Bond Indexes.

The total returns of both Funds outperformed their Lipper category average but trailed the unmanaged Lehman Brothers Massachusetts Municipal Bond Indexes for the 12-month reporting period. Positive influences on the uninsured Fund's total return performance included strong results from certain healthcare holdings, especially hospital bonds. The Fund also benefited from its large position in resource recovery bonds.

The insured Fund's total return for the 12-month period was helped by its relatively long duration and the positive performance of an inverse floating rate security added to provide additional income.

At the same time, both the uninsured and insured Funds' total returns during this 12-month period were constrained to a degree by a large holding of bonds with short effective maturities, such as pre-refunded bonds. These types of bonds tend to underperform during periods of falling interest rates, as was the case during much of the second half of the reporting period. A second dampening influence on performance of the uninsured Fund was supplied by the portfolio's multi- and single-family housing bonds, which historically tend to underperform in declining interest-rate environments because of the increased likelihood of mortgage refinancings.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII which will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2004, the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund had negative UNII.

What strategies were underlying your management of the Funds during the reporting period?

We sought to manage the uninsured Massachusetts Fund's duration, or sensitivity to changes in interest rates. In general, we worked to sell some of the portfolio's short-maturity holdings, which were not expected to perform well in a declining interest rate environment. To that end, we sought to invest farther out on the yield curve, especially in intermediate bonds with maturities of around 15 years, the part of the curve that we believed offered the best value. In particular, we bought a

1The Lipper peer group return represents the average annualized total return of the 52, 45 and 25 funds in the Lipper Massachusetts Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 29, 2004. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
2The Lehman Brothers Massachusetts Municipal Bond Index is composed of a broad range of Massachusetts investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lehman Brothers Massachusetts Insured Municipal Bond Index is composed of a broad range of Massachusetts insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.



                            Annual Report l Page 3
handful of bonds backed by state and local tax revenues, as well as a number of education bonds. Among the new positions added to the Fund were several higher-quality holdings, especially in the AA-rated category, which rose to 18 from 12 percent of assets during the period.

In the uninsured Fund, some of our most effective decisions centered on changes not made during the 12-month reporting period. For example, the Fund benefited from the performance of certain resource recovery holdings. A number of these positions had underperformed in recent years because of concerns about the issuers' financial strength. More recently, however, these concerns eased, and the bonds' prices rose sharply. We continued to hold these securities as they gained in value throughout the period, and still owned them at period end.

Developing a broadly diversified portfolio across multiple sectors was an ongoing management challenge for the insured Fund. The Massachusetts marketplace of insured securities tends to be dominated by general obligation issuance, as evidenced by the portfolio's 41 percent stake in the tax obligation/general category as of period end. Against this backdrop, we continued to be on the lookout for opportunities to diversify the portfolio, although such opportunities came up less frequently than we would have liked. Given the general lack of diverse issuance, trading activity was modest during the reporting period. Toward the end of the period, we undertook efforts to shorten the Fund's duration. Our approach, when possible, was to sell some of the Fund's longest bonds and replace them with shorter bonds, focusing on those with maturity dates of around 2018. This process was still in progress as the reporting period came to a close. In general, however, our management approach continued to focus on keeping the Fund fully invested and monitoring its tax position to limit the need to distribute capital gains to shareholders.

                                    [CHART]

Nuveen Massachusetts Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                                                              Lehman Brothers
             Nuveen Massachusetts     Nuveen Massachusetts    Municipal Bond
             Municipal Bond           Municipal Bond          Massachusetts
Date         Fund (Offer)             Fund (NAV)              Index
 2/94        $ 9,580.00               $10,000.00              $10,000.00
 3/94          9,207.24                 9,610.90                9,593.00
 4/94          9,228.70                 9,633.29                9,674.54
 5/94          9,318.67                 9,727.22                9,758.71
 6/94          9,282.05                 9,688.99                9,699.18
 7/94          9,411.91                 9,824.54                9,876.68
 8/94          9,434.03                 9,847.63                9,911.24
 9/94          9,306.86                 9,714.88                9,765.55
10/94          9,151.43                 9,552.64                9,591.72
11/94          8,964.93                 9,357.96                9,418.11
12/94          9,219.44                 9,623.63                9,625.31
 1/95          9,464.86                 9,879.81                9,900.59
 2/95          9,731.68                10,158.32               10,188.70
 3/95          9,816.54                10,246.91               10,305.87
 4/95          9,850.80                10,282.67               10,318.24
 5/95         10,131.74                10,575.93               10,647.39
 6/95         10,042.48                10,482.75               10,554.76
 7/95         10,098.01                10,540.72               10,655.03
 8/95         10,195.16                10,642.13               10,790.35
 9/95         10,271.82                10,722.16               10,858.33
10/95         10,411.93                10,868.41               11,015.77
11/95         10,573.73                11,037.30               11,198.63
12/95         10,661.71                11,129.13               11,306.14
 1/96         10,718.11                11,188.00               11,392.07
 2/96         10,667.73                11,135.42               11,314.60
 3/96         10,551.77                11,014.38               11,156.20
 4/96         10,532.36                10,994.11               11,107.44
 5/96         10,567.01                11,030.28               11,135.32
 6/96         10,656.20                11,123.38               11,235.32
 7/96         10,734.63                11,205.25               11,346.89
 8/96         10,758.78                11,230.46               11,339.62
 9/96         10,882.07                11,359.16               11,487.49
10/96         10,961.62                11,442.19               11,621.55
11/96         11,097.11                11,583.62               11,829.81
12/96         11,077.02                11,562.65               11,783.20
 1/97         11,090.43                11,576.64               11,808.65
 2/97         11,172.05                11,661.85               11,913.87
 3/97         11,095.86                11,582.31               11,758.87
 4/97         11,156.55                11,645.67               11,853.29
 5/97         11,274.48                11,768.76               12,034.41
 6/97         11,370.08                11,868.56               12,163.42
 7/97         11,581.23                12,088.96               12,464.34
 8/97         11,515.91                12,020.78               12,362.51
 9/97         11,612.64                12,121.76               12,513.33
10/97         11,686.61                12,198.97               12,608.93
11/97         11,737.45                12,252.04               12,684.21
12/97         11,882.53                12,403.47               12,872.44
 1/98         11,969.27                12,494.02               13,002.71
 2/98         11,997.28                12,523.25               13,001.54
 3/98         12,013.35                12,540.03               13,005.05
 4/98         11,981.52                12,506.80               12,947.31
 5/98         12,153.81                12,686.65               13,167.28
 6/98         12,194.16                12,728.77               13,198.23
 7/98         12,220.75                12,756.52               13,228.19
 8/98         12,381.20                12,924.01               13,442.35
 9/98         12,481.12                13,028.31               13,621.94
10/98         12,483.62                13,030.92               13,601.37
11/98         12,525.06                13,074.18               13,650.61
12/98         12,539.84                13,089.61               13,686.92
 1/99         12,652.20                13,206.89               13,860.88
 2/99         12,603.11                13,155.65               13,792.68
 3/99         12,603.74                13,156.30               13,796.13
 4/99         12,642.05                13,196.30               13,832.97
 5/99         12,579.73                13,131.24               13,751.22
 6/99         12,428.39                12,973.27               13,538.07
 7/99         12,441.69                12,987.15               13,601.97
 8/99         12,315.29                12,855.20               13,489.07
 9/99         12,291.02                12,829.88               13,475.45
10/99         12,163.44                12,696.70               13,347.97
11/99         12,230.10                12,766.28               13,493.47
12/99         12,115.01                12,646.15               13,399.82
 1/00         12,025.60                12,552.82               13,330.14
 2/00         12,198.65                12,733.46               13,484.51
 3/00         12,425.18                12,969.92               13,780.89
 4/00         12,374.86                12,917.39               13,712.82
 5/00         12,310.88                12,850.61               13,622.18
 6/00         12,553.90                13,104.28               13,987.52
 7/00         12,717.48                13,275.03               14,194.26
 8/00         12,895.27                13,460.61               14,402.91
 9/00         12,843.81                13,406.90               14,318.51
10/00         12,968.91                13,537.49               14,493.34
11/00         13,026.24                13,597.32               14,606.82
12/00         13,330.66                13,915.09               14,998.58
 1/01         13,333.06                13,917.60               15,147.96
 2/01         13,460.26                14,050.37               15,213.56
 3/01         13,574.26                14,169.38               15,342.57
 4/01         13,437.57                14,026.69               15,168.12
 5/01         13,580.41                14,175.80               15,325.87
 6/01         13,695.85                14,296.29               15,443.11
 7/01         13,896.49                14,505.73               15,681.40
 8/01         14,098.13                14,716.21               15,942.18
 9/01         14,058.23                14,674.56               15,918.75
10/01         14,204.01                14,826.74               16,103.88
11/01         14,105.01                14,723.40               15,946.71
12/01         13,974.40                14,587.06               15,787.08
 1/02         13,988.10                14,601.35               16,057.99
 2/02         14,249.39                14,874.11               16,254.06
 3/02         13,985.64                14,598.79               15,925.72
 4/02         14,204.93                14,827.69               16,253.16
 5/02         14,276.38                14,902.28               16,361.40
 6/02         14,392.59                15,023.58               16,559.05
 7/02         14,538.82                15,176.22               16,781.60
 8/02         14,775.08                15,422.84               16,994.39
 9/02         15,132.19                15,795.61               17,354.50
10/02         14,859.51                15,510.97               17,083.77
11/02         14,810.47                15,459.78               16,985.03
12/02         15,124.90                15,787.99               17,372.46
 1/03         15,075.44                15,736.37               17,327.64
 2/03         15,285.29                15,955.42               17,574.04
 3/03         15,250.74                15,919.36               17,594.95
 4/03         15,400.51                16,075.69               17,727.62
 5/03         15,733.93                16,423.72               18,143.51
 6/03         15,634.80                16,320.26               18,054.06
 7/03         15,038.02                15,697.31               17,417.65
 8/03         15,172.31                15,837.49               17,552.99
 9/03         15,604.42                16,288.54               18,069.40
10/03         15,566.81                16,249.28               17,968.93
11/03         15,762.64                16,453.70               18,125.08
12/03         15,879.76                16,575.95               18,279.32
 1/04         15,917.87                16,615.73               18,393.75
 2/04         16,195.16                16,905.18               18,686.77

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Massachusetts Municipal Bond Fund compared with the Lehman Brothers Massachusetts Municipal Bond Index. The Lehman Brothers Massachusetts Municipal Bond Index is composed of a broad range of Massachusetts investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Massachusetts Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 4

                                    [CHART]

Nuveen Massachusetts Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment

                                                              Lehman Brothers
                                                              Municipal
             Nuveen Massachusetts     Nuveen Massachusetts    Massachusetts
             Insured Municipal        Insured Municipal       Insured
Date         Bond Fund (Offer)        Bond Fund (NAV)         Bond Index
 2/94        $ 9,580.00               $10,000.00              $10,000.00
 3/94          9,189.23                 9,592.10                9,593.00
 4/94          9,219.28                 9,623.47                9,674.54
 5/94          9,315.53                 9,723.94                9,758.71
 6/94          9,263.55                 9,669.68                9,699.18
 7/94          9,416.49                 9,829.32                9,876.68
 8/94          9,429.58                 9,842.98                9,911.24
 9/94          9,291.25                 9,698.59                9,765.55
10/94          9,133.48                 9,533.91                9,591.72
11/94          8,946.25                 9,338.46                9,418.11
12/94          9,216.15                 9,620.20                9,625.31
 1/95          9,467.94                 9,883.03                9,900.59
 2/95          9,720.83                10,147.00               10,188.70
 3/95          9,800.93                10,230.61               10,305.87
 4/95          9,823.76                10,254.45               10,318.24
 5/95         10,138.52                10,583.00               10,647.39
 6/95         10,024.05                10,463.52               10,554.76
 7/95         10,065.85                10,507.15               10,655.03
 8/95         10,166.81                10,612.54               10,790.35
 9/95         10,218.66                10,666.66               10,858.33
10/95         10,380.73                10,835.84               11,015.77
11/95         10,543.50                11,005.74               11,198.63
12/95         10,646.83                11,113.60               11,306.14
 1/96         10,700.17                11,169.28               11,392.07
 2/96         10,652.45                11,119.46               11,314.60
 3/96         10,492.98                10,953.01               11,129.16
 4/96         10,455.20                10,913.58               11,072.40
 5/96         10,468.59                10,927.54               11,092.22
 6/96         10,543.65                11,005.90               11,191.49
 7/96         10,670.49                11,138.30               11,311.80
 8/96         10,673.69                11,141.64               11,294.83
 9/96         10,780.85                11,253.50               11,439.86
10/96         10,877.99                11,354.89               11,575.76
11/96         11,049.10                11,533.51               11,828.93
12/96         10,999.60                11,481.84               11,771.91
 1/97         10,981.56                11,463.01               11,798.40
 2/97         11,081.05                11,566.86               11,895.97
 3/97         10,946.09                11,425.98               11,717.53
 4/97         11,014.06                11,496.93               11,814.32
 5/97         11,147.00                11,635.70               11,999.21
 6/97         11,226.37                11,718.55               12,152.68
 7/97         11,490.97                11,994.75               12,493.08
 8/97         11,396.63                11,896.27               12,370.15
 9/97         11,509.80                12,014.40               12,536.28
10/97         11,568.61                12,075.80               12,652.24
11/97         11,616.62                12,125.91               12,734.98
12/97         11,753.47                12,268.76               12,946.89
 1/98         11,846.44                12,365.80               13,069.76
 2/98         11,861.72                12,381.75               13,051.85
 3/98         11,865.63                12,385.84               13,040.89
 4/98         11,823.27                12,341.62               12,972.82
 5/98         11,995.78                12,521.69               13,225.66
 6/98         12,032.60                12,560.13               13,257.00
 7/98         12,058.23                12,586.88               13,288.55
 8/98         12,221.38                12,757.18               13,534.13
 9/98         12,339.07                12,880.03               13,737.00
10/98         12,340.92                12,881.97               13,676.97
11/98         12,378.44                12,921.13               13,734.00
12/98         12,391.81                12,935.08               13,780.56
 1/99         12,510.40                13,058.87               13,964.95
 2/99         12,465.36                13,011.86               13,863.70
 3/99         12,455.39                13,001.45               13,883.94
 4/99         12,480.80                13,027.97               13,907.13
 5/99         12,423.39                12,968.04               13,806.16
 6/99         12,246.48                12,783.38               13,544.67
 7/99         12,272.19                12,810.22               13,599.94
 8/99         12,142.48                12,674.82               13,416.74
 9/99         12,120.86                12,652.26               13,364.02
10/99         12,002.20                12,528.39               13,198.70
11/99         12,089.58                12,619.60               13,380.45
12/99         11,994.07                12,519.90               13,235.14
 1/00         11,935.18                12,458.43               13,132.83
 2/00         12,097.97                12,628.36               13,355.96
 3/00         12,323.36                12,863.63               13,762.91
 4/00         12,263.71                12,801.37               13,649.51
 5/00         12,203.62                12,738.64               13,527.75
 6/00         12,469.42                13,016.09               13,970.65
 7/00         12,635.63                13,189.60               14,222.54
 8/00         12,789.91                13,350.64               14,460.63
 9/00         12,728.91                13,286.96               14,327.16
10/00         12,859.00                13,422.75               14,551.23
11/00         12,949.27                13,516.98               14,693.69
12/00         13,260.83                13,842.20               15,193.42
 1/01         13,353.78                13,939.23               15,307.98
 2/01         13,420.02                14,008.37               15,364.01
 3/01         13,499.60                14,091.44               15,496.75
 4/01         13,330.85                13,915.30               15,260.43
 5/01         13,450.17                14,039.84               15,423.10
 6/01         13,570.14                14,165.07               15,560.99
 7/01         13,796.49                14,401.35               15,851.35
 8/01         13,997.37                14,611.03               16,134.93
 9/01         13,905.27                14,514.89               16,058.29
10/01         14,067.12                14,683.84               16,282.79
11/01         13,944.88                14,556.24               16,119.96
12/01         13,811.15                14,416.65               15,922.17
 1/02         14,002.57                14,616.46               16,217.37
 2/02         14,181.24                14,802.97               16,445.38
 3/02         13,867.84                14,475.82               16,087.86
 4/02         14,116.49                14,735.37               16,422.49
 5/02         14,214.46                14,837.64               16,554.20
 6/02         14,354.47                14,983.79               16,753.67
 7/02         14,550.55                15,188.47               17,001.96
 8/02         14,745.09                15,391.54               17,249.00
 9/02         15,108.85                15,771.25               17,664.70
10/02         14,756.51                15,403.46               17,356.10
11/02         14,692.18                15,336.30               17,242.07
12/02         15,015.55                15,673.85               17,652.43
 1/03         14,897.98                15,551.13               17,598.42
 2/03         15,137.69                15,801.34               17,869.08
 3/03         15,090.91                15,752.52               17,906.60
 4/03         15,231.26                15,899.02               18,057.91
 5/03         15,645.09                16,330.99               18,510.45
 6/03         15,494.12                16,173.40               18,419.00
 7/03         14,760.16                15,407.26               17,690.16
 8/03         14,944.37                15,599.55               17,839.65
 9/03         15,437.08                16,113.86               18,387.68
10/03         15,342.92                16,015.57               18,289.31
11/03         15,563.24                16,245.55               18,474.39
12/03         15,690.70                16,378.60               18,636.05
 1/04         15,744.21                16,434.46               18,767.80
 2/04         16,050.00                16,753.78               19,074.84


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Massachusetts Insured Municipal Bond Fund compared with the Lehman Brothers Massachusetts Insured Municipal Bond Index. The Lehman Brothers Massachusetts Insured Municipal Bond Index is composed of a broad range of Massachusetts insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The Nuveen Massachusetts Insured Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.



                            Annual Report l Page 5

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04          Nuveen Massachusetts Municipal Bond Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.13   $10.15   $10.06   $10.11
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0340  $0.0280  $0.0295  $0.0355
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         5.95%  1.48%
                  -------------------------------------------
                  5-Year                         5.14%  4.25%
                  -------------------------------------------
                  10-Year                        5.39%  4.93%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.07%  1.07%
                  -------------------------------------------
                  5-Year                         4.34%  4.17%
                  -------------------------------------------
                  10-Year                        4.77%  4.77%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.31%
                  -------------------------------------------
                  5-Year                         4.55%
                  -------------------------------------------
                  10-Year                        4.74%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.16%
                  -------------------------------------------
                  5-Year                         5.35%
                  -------------------------------------------
                  10-Year                        5.60%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/2/                4.02%  3.85%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.25%  3.11%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.77%  4.57%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.31%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.65%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    3.90%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                3.51%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            2.85%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    4.19%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/2/                4.21%
                  -------------------------------------------
                  SEC 30-Day Yield/2/            3.59%
                  -------------------------------------------
                  Taxable-Equivalent Yield/3/    5.28%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.92%        1.52%
                            ------------------------------------------
                            5-Year            5.09%        4.19%
                            ------------------------------------------
                            10-Year           5.78%        5.33%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            5.04%        1.04%
                            ------------------------------------------
                            5-Year            4.30%        4.13%
                            ------------------------------------------
                            10-Year           5.16%        5.16%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.28%
                            ------------------------------------------
                            5-Year            4.51%
                            ------------------------------------------
                            10-Year           5.13%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            6.12%
                            ------------------------------------------
                            5-Year            5.29%
                            ------------------------------------------
                            10-Year           5.99%
                            ------------------------------------------
Bond Credit Quality/4/
                                    [CHART]

AAA/U.S. Guaranteed    59%
AA                     18%
A                       6%
BBB                    14%
BB or Lower             3%

                  Top Five Sectors/4/
                  Tax Obligation/General                  18%
                  -------------------------------------------
                  Healthcare                              16%
                  -------------------------------------------
                  Education and Civic Organizations       13%
                  -------------------------------------------
                  Long-Term Care                          13%
                  -------------------------------------------
                  U.S. Guaranteed                         11%
                  -------------------------------------------

                  Portfolio Statistics
                  Net Assets ($000)                  $113,204
                  -------------------------------------------
                  Average Effective Maturity (Years)    18.48
                  -------------------------------------------
                  Duration                               6.27
                  -------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
3The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
4As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 6

--------------------------------------------------------------------------------
  Fund Spotlight as of 2/29/04  Nuveen Massachusetts Insured Municipal Bond Fund
================================================================================

  Quick Facts
                                          A Shares B Shares C Shares R Shares
  ---------------------------------------------------------------------------
  NAV                                       $10.72   $10.73   $10.71   $10.75
  ---------------------------------------------------------------------------
  Latest Monthly Dividend/1/               $0.0350  $0.0285  $0.0300  $0.0365
  ---------------------------------------------------------------------------
  Latest Ordinary Income Distribution/ 2/  $0.0030  $0.0030  $0.0030  $0.0030
  ---------------------------------------------------------------------------
  Inception Date                           9/07/94  3/06/97  9/15/94 12/22/86
  ---------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be more or less than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/29/04
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         6.03%  1.60%
                  -------------------------------------------
                  5-Year                         5.18%  4.29%
                  -------------------------------------------
                  10-Year                        5.30%  4.84%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         5.24%  1.24%
                  -------------------------------------------
                  5-Year                         4.41%  4.24%
                  -------------------------------------------
                  10-Year                        4.69%  4.69%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         5.43%
                  -------------------------------------------
                  5-Year                         4.62%
                  -------------------------------------------
                  10-Year                        4.66%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         6.30%
                  -------------------------------------------
                  5-Year                         5.42%
                  -------------------------------------------
                  10-Year                        5.53%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Market Yield/3/                3.91%  3.75%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.07%  2.94%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.51%  4.32%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.18%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.47%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.63%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                3.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.66%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.91%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Market Yield/3/                4.07%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.40%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.00%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/04
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            5.61%        1.17%
                            ------------------------------------------
                            5-Year            5.05%        4.16%
                            ------------------------------------------
                            10-Year           5.66%        5.21%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            4.93%        0.93%
                            ------------------------------------------
                            5-Year            4.28%        4.11%
                            ------------------------------------------
                            10-Year           5.05%        5.05%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            5.02%
                            ------------------------------------------
                            5-Year            4.49%
                            ------------------------------------------
                            10-Year           5.03%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            5.78%
                            ------------------------------------------
                            5-Year            5.25%
                            ------------------------------------------
                            10-Year           5.89%
                            ------------------------------------------
Bond Credit Quality/5/
                                    [CHART]

                        Insured                    97%
                        Insured/U.S. Guaranteed     3%

             The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                   Top Five Sectors/5/
                   Tax Obligation/General                 41%
                   ------------------------------------------
                   Housing/Multifamily                    16%
                   ------------------------------------------
                   Education and Civic Organizations      10%
                   ------------------------------------------
                   Healthcare                              9%
                   ------------------------------------------
                   Tax Obligation/Limited                  6%
                   ------------------------------------------

                   Portfolio Statistics
                   Net Assets ($000)                  $95,586
                   ------------------------------------------
                   Average Effective Maturity (Years)   18.37
                   ------------------------------------------
                   Duration                              6.37
                   ------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended February 29, 2004.
2Paid December 1, 2003. Capital gains and/or ordinary income are subject to federal taxation.
3The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32%.
5As a percentage of total holdings as of February 29, 2004. Holdings are subject to change.

                            Annual Report l Page 7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.3%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00      Baa3 $1,513,845
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.8%

         965 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB    929,170
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 13.3%

       1,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA  1,077,880
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,000 Massachusetts Development Finance Agency, Revenue Bonds,      3/09 at 101.00         A  3,108,720
              Curry College Issue, Series 1999A, 5.500%, 3/01/29 - ACA
              Insured

       2,000 Massachusetts Development Finance Agency, Revenue Bonds,      1/10 at 101.00       BBB  2,189,460
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, Series 1999B, 6.625%, 7/01/20

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-    814,718
              Milton Academy Project, Series 2003A, 5.000%, 9/01/19

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-  1,175,030
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+    537,630
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Wellesley College, Series 2003H:
         500  5.000%, 7/01/26                                              7/13 at 100.00       AA+    526,080
         500  5.000%, 7/01/33                                              7/13 at 100.00       AA+    523,730

       1,000 Massachusetts Heath and Educational Facilities Authority,       No Opt. Call       AAA  1,170,320
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15 (WI, settling 4/02/04)

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA  2,478,650
              Lesley College Project, Series 1995A, 6.300%, 7/01/25 -
              CONNIE LEE/AMBAC Insured

       1,200 University of Massachusetts Building Authority, Project      11/13 at 100.00       AAA  1,353,732
              Revenue Bonds, Senior Lien Series 2003-1, 5.250%, 11/01/18
              - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 14.6%

       1,000 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA  1,023,100
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA  1,510,125
              Revenue Bonds, Harvard Pilgrim Health Care Issue, Series
              A, 4.750%, 7/01/22 - FSA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00       BBB  3,269,100
              Revenue Bonds, Winchester Hospital Issue, Series 2000E,
              6.750%, 7/01/30

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    665,898
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-  3,027,852
              Revenue Bonds, Partners HealthCare System, Inc., Series
              2001C, 5.750%, 7/01/32

         585 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA    604,048
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA  3,139,410
              Revenue Bonds, Cape Cod Health Care, Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-  1,067,590
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,073,640
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB  1,055,260
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22

----
8

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.1%

    $  1,115 Framingham Housing Authority, Massachusetts, Refunding        8/10 at 105.00       AAA $1,243,303
              Revenue Bonds, GNMA Collateralized - Beaver Terrace
              Apartments Project, Series 2000A, 6.350%, 2/20/32

       2,935 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R  2,902,686
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

          15 Massachusetts Housing Finance Agency, Housing Project         4/04 at 101.00        A+     15,283
              Revenue Refunding Bonds, Series 1993A, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA  1,122,690
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-    513,510
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.9%

       1,015 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA  1,052,667
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 12.8%

       1,790 Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA  1,948,612
              The May Institute Issue, Series 1999, 5.750%, 9/01/24 -
              RAAI Insured

       2,900 Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A  3,126,026
              Northern Berkshire Community Services, Inc. Issue, Series
              1999A, 6.250%, 8/15/29 - ACA Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA    905,691
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, Assisted Living
             Facility Revenue Bonds, TNG Draper Place Project, Series
             1998, GNMA Collateralized:
         310  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00       AAA    333,858
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00       AAA  2,761,609

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA  2,142,230
              Collateralized Assisted Living Facility Revenue Bonds, The
              Arbors at Taunton Project, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00       A-1  2,556,000
              Facilities Revenue Bonds, Jewish Geriatric Services, Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27

         705 Massachusetts Industrial Finance Agency, Revenue Bonds,       2/06 at 102.00       AAA    740,645
              Heights Crossing Limited Partnership Issue, FHA-Insured
              Project, Series 1995, 6.000%, 2/01/15 (Alternative Minimum
              Tax)
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.3%

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00        AA  1,112,550
              2001B, 5.000%, 8/01/15

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa  1,236,921
              2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB  1,075,830
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA  1,085,770
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+  1,254,588
              2002, 5.000%, 2/01/19

         500 City of Lawrence, Massachusetts, General Obligation Bonds,    2/11 at 100.00       Aaa    537,395
              Series 2001, 5.000%, 2/01/21 - AMBAC Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa  1,466,684
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA  3,295,550
              Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA    615,702
              Transportation System Bonds, Series 1997D, 5.000%, 3/01/27

       1,250 Commonwealth of Massachusetts, General Obligation Bonds,        No Opt. Call       Aa2  1,465,063
              Consolidated Loan of 2002, Series D, 5.500%, 8/01/19

       1,860 Commonwealth of Massachusetts, General Obligation Bonds,      1/13 at 100.00       Aa2  1,959,752
              Consolidated Loan of 2003, Series A, 5.000%, 1/01/22
              (Pre-refunded to 1/01/13)

----
9

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA $1,670,707
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA  1,552,184
              Series 2003, State Qualified, 5.250%, 1/15/23 -
              MBIA Insured

       1,070 Wakefield, Massachusetts, General Obligation Bonds, Series    2/12 at 101.00       Aaa  1,147,564
              2002, 5.000%, 2/01/21 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.3%

         680 Marthas Vineyard, Massachusetts, Land Bank Revenue Bonds,     5/13 at 100.00       AAA    712,171
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         770 Massachusetts Bay Transportation Authority, Sales Tax           No Opt. Call       AAA    883,768
              Revenue Bonds, Senior Lien, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts State College Building Authority, Project         No Opt. Call       AAA  1,282,590
              Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/23 -
              XLCA Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA    603,543
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         720 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA    771,048
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,000 The Commonwealth of Massachusetts, Special Obligation         6/12 at 100.00       AAA  1,122,010
              Revenue Refunding Bonds, Series 2002A, 5.375%, 6/01/19 -
              FGIC Insured

       2,000 The Commonwealth of Massachusetts, Special Obligation           No Opt. Call       Aaa  2,273,100
              Refunding Notes, Federal Highway Grant Anticipation Note
              Program, Series 2003A, 5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA  1,793,385
              Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------
             Transportation - 5.9%

         650 Massachusetts Development Finance Agency, Revenue Bonds,      6/04 at 100.00        AA    658,606
              Worcester Redevelopment Authority Issue, Series 1999,
              6.000%, 6/01/24 (Pre-refunded to 6/01/04) - RAAI Insured

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA  4,053,173
              5.000%, 7/01/24 - MBIA Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA  2,002,709
              Bonds, Delta Air Lines, Inc. Project, Series 2001A,
              5.000%, 1/01/27 (Alternative Minimum Tax) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.9%

         250 The Massachusetts Bay Transportation Authority,              12/06 at 100.00     A+***    294,058
              Certificates of Participation, Series 1988, 7.800%,
              1/15/14 (Pre-refunded to 12/22/06)

       1,250 The Commonwealth of Massachusetts, General Obligation         2/10 at 101.00       AAA  1,501,788
              Bonds, Consolidated Loan, Series 2000A, 6.000%, 2/01/14
              (Pre-refunded to 2/01/10)

       2,625 The Commonwealth of Massachusetts, General Obligation        11/11 at 100.00       AAA  2,822,794
              Bonds, Consolidated Loan of 2001, Series D, 5.000%,
              11/01/20 (Pre-refunded to 11/01/11) - MBIA Insured

       2,000 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA  2,234,440
              Revenue Bonds, Malden Hospital Issue, FHA-Insured Project,
              Series A, 5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa    728,868
              Revenue Bonds, Daughters of Charity National Health System
              - The Carney Hospital, Series D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       3,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***  3,792,138
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series A, 6.250%, 2/15/41
              (Pre-refunded to 2/15/07)

         605 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/04 at 100.00       AAA    925,692
              13.000%, 7/01/13
--------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA  1,142,990
              Revenue Bonds, SEMASS System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       5,420 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB  5,322,169
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

----
10

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.4%

   $   1,500 Massachusetts Water Pollution Abatement Trust, Pool Program  8/13 at 100.00       AAA $  1,602,822
              Bonds, Series 9, 5.000%, 8/01/22
---------------------------------------------------------------------------------------------------------------
   $ 102,525 Total Long-Term Investments (cost $104,330,241) - 98.3%                                111,199,920
---------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.6%

       1,350 Massachusetts Health and Educational Facilities Authority,                       A-1+    1,350,000
              Capital Assets Program, Variable Rate Demand Bonds, Series
              B, 0.980%, 7/01/10 - MBIA Insured+

         500 Puerto Rico Government Development Bank, Adjustable                               A-1      500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 0.890%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------------------
    $  1,850 Total Short-Term Investments (cost $1,850,000)                                           1,850,000
---------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $106,180,241) - 99.9%                                          113,049,920
             -------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                                                       154,264
             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $113,204,184
             -------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
        (WI)  Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 29, 2004

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.9%

    $  2,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA $2,155,760
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       2,000 Massachusetts Health and Educational Facilities Authority,   10/09 at 101.00       AAA  2,080,080
              Revenue Bonds, Northeastern University Issue, Series
              1999I, 5.000%, 10/01/29 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA  1,144,670
              Revenue Bonds, University of Massachusetts - Worcester
              Campus Project, Series 2002C, 5.500%, 10/01/18 - MBIA
              Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA  1,083,210
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA    457,527
              Babson College Issue, Series 1995A, 5.800%, 10/01/10 -
              MBIA Insured

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA  2,559,834
              Western New England College Issue, Series 1998, 5.000%,
              7/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------
             Healthcare - 9.2%

       1,700 Massachusetts Health and Educational Facilities Authority,    7/04 at 101.00       AAA  1,739,270
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA  1,103,020
              Revenue Bonds, Baystate Medical Center Issue, Series E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    7/04 at 100.00       AAA     20,539
              Revenue Bonds, Capital Asset Program, Series G2, 7.200%,
              7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA    665,898
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA  1,760,515
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA  1,073,640
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     1/05 at 102.00       AAA  2,431,957
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Hospital Auxilio Mutuo, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 15.6%

       2,500 Massachusetts Development Finance Agency, Revenue Bonds,     10/11 at 105.00       AAA  2,907,125
              GNMA Collateralized - VOA Concord Assisted Living, Inc.
              Project, Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Agency, GNMA                3/12 at 105.00       AAA  2,809,275
              Collateralized Assisted Living Facility Revenue Bonds,
              The Arbors at Chicopee Project, Series 2001A, 6.250%,
              9/20/42 (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA  1,582,680
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

         170 Massachusetts Housing Finance Agency, Housing Revenue         6/04 at 100.00       AAA    170,823
              Bonds, Series 1989A, 7.600%, 12/01/16 - MBIA Insured

       1,000 Massachusetts Housing Finance Agency, Rental Housing          7/07 at 101.00       AAA  1,030,550
              Mortgage Revenue Bonds, Series 1997C, 5.625%, 7/01/40
              (Alternative Minimum Tax) - AMBAC Insured

       2,820 Massachusetts Housing Finance Agency, Rental Housing          1/05 at 102.00       AAA  2,921,746
              Mortgage Revenue Bonds, FHA-Insured Mortgage Loans, Series
              1995A, 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC
              Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA    718,522
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, Mortgage         5/12 at 103.00       AAA  2,763,619
              Revenue Refunding Bonds, Clarendon Hill Towers Project,
              GNMA Collateralized, Series 2002, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA  3,430,882
              Collateralized Assisted Living Facility Revenue Bonds,
              The Arbors at Amherst Project, Series 1997, 5.950%,
              6/20/39 (Alternative Minimum Tax)

----
12

   Principal                                                                Optional Call               Market
Amount (000) Description                                                      Provisions* Ratings**      Value
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 40.9%

    $  2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa $2,761,675
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18 -
              AMBAC Insured

       1,340 Berkshire Hills Regional School District, Berkshire County,  10/13 at 101.00       AAA  1,529,838
              Massachusetts, General Obligation Bonds, Series 2004,
              5.000%, 10/15/14 - FSA Insured

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA  1,730,429
              2003, 5.250%, 2/01/17 - FSA Insured

       1,265 Freetown Lakeville Regional School District, Plymouth         1/13 at 101.00       AAA  1,424,200
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 City of Lawrence, Massachusetts, General Obligation Bonds,    2/11 at 100.00       Aaa  1,074,790
              Series 2001, 5.000%, 2/01/21 - AMBAC Insured

       1,380 Littleton, Massachusetts, General Obligation Bonds, Series    1/13 at 101.00       AAA  1,508,768
              2003, 5.000%, 1/15/20 - FGIC Insured

       1,000 Massachusetts Bay Transportation Authority, General           3/08 at 101.00       AAA  1,081,560
              Transportation System Bonds, Series 1998A, 5.000%, 3/01/18
              - MBIA Insured

       3,000 The Commonwealth of Massachusetts, General Obligation           No Opt. Call       AAA  3,661,230
              Bonds, Consolidated Loan of 2001, Series D, 6.000%,
              11/01/13 - MBIA Insured

       1,500 Town of Monson, Massachusetts, General Obligation,              No Opt. Call       AAA  1,762,020
              Bank-Qualified Unlimited Tax, School Refunding Bonds,
              5.500%, 10/15/10 - MBIA Insured

         985 Town of Monson, Massachusetts, General Obligation Bonds,      5/12 at 101.00       Aaa  1,077,196
              Series 2002, 5.250%, 5/15/22 - AMBAC Insured

       1,385 Town of Monson, Massachusetts, General Obligation Bonds,     11/13 at 101.00       Aaa  1,562,502
              Series 2003, 5.250%, 11/01/19 - AMBAC Insured

       1,705 North Attleborough, Massachusetts, General Obligation         7/14 at 101.00       Aaa  1,948,286
              Bonds, Series 2004, 5.000%, 7/15/15 (WI, settling 3/03/04)
              - FGIC Insured

       1,250 City of Northampton, Massachusetts, General Obligation        9/12 at 101.00       Aaa  1,364,888
              Bonds, Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Town of Northfield, Massachusetts, General Obligation         4/04 at 101.00       AAA    193,219
              Bonds, Municipal Purpose Loan of 1992, Bank-Qualified,
              6.350%, 10/15/09 - MBIA Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00       Aaa  1,394,992
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA  1,981,338
              2004, 5.000%, 3/15/16 - MBIA Insured

         420 Springfield, Massachusetts, General Obligation Bonds,         8/11 at 101.00       AAA    459,942
              Series 2001, 5.000%, 8/01/18 - FGIC Insured

             Springfield, Massachusetts, General Obligation Bonds,
             Series 2003, State Qualified:
       2,000  5.250%, 1/15/21 - MBIA Insured                               1/13 at 100.00       AAA  2,206,520
         810  5.250%, 1/15/22 - MBIA Insured                               1/13 at 100.00       AAA    892,361

       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00       Aaa  2,780,846
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 City of Taunton, Massachusetts, General Obligation Bonds,     3/04 at 102.00       AAA    225,434
              Series 1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call       AAA  3,379,288
              TICS, Series 2001-2, 15.457%, 7/01/19 - FSA Insured (IF)

       2,225 City of Worcester, Massachusetts, General Obligation Bonds,   8/10 at 101.00       AAA  2,480,831
              Series 2000, 5.250%, 8/15/20 - FGIC Insured

         545 City of Worcester, Massachusetts, General Obligation Bonds,   8/11 at 100.00       AAA    625,829
              Series 2001A, 5.500%, 8/15/18 - FGIC Insured
--------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 6.0%

       2,000 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA  2,092,620
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
              - FGIC Insured

       2,160 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA  2,404,966
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,155 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA  1,236,890
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

----
13

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 29, 2004

   Principal                                                               Optional Call                Market
Amount (000) Description                                                     Provisions* Ratings**       Value
--------------------------------------------------------------------------------------------------------------
             Transportation - 3.2%

    $  3,000 Massachusetts Turnpike Authority, Metropolitan Highway       1/07 at 102.00       AAA $ 3,065,130
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 2.6%

         850 Massachusetts Municipal Wholesale Electric Company, Power    7/04 at 101.00       AAA     951,057
              Supply System Revenue Bonds, Series 1993A, 5.000%, 7/01/10
              - AMBAC Insured

       1,000 Commonwealth of Massachusetts, General Obligation Bonds,     3/12 at 100.00       AAA   1,175,300
              Consolidated Loan of 2002, Series B, 5.500%, 3/01/17
              (Pre-refunded to 3/01/12) - FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,   7/08 at 102.00       AAA     325,580
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured
--------------------------------------------------------------------------------------------------------------
             Utilities - 3.6%

       1,500 Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA   1,714,485
              Revenue Bonds, SEMASS System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA   1,719,264
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
--------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.8%

       2,450 Massachusetts Water Resources Authority, General Revenue     8/13 at 100.00       AAA   2,741,844
              Bonds, Series 2004D, 5.000%, 8/01/15 - MBIA Insured

       1,000 Massachusetts Water Resources Authority, General Revenue       No Opt. Call       AAA   1,158,530
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

             Springfield, Massachusetts, Water and Sewer Commission,
             General Revenue Bonds, Series 2003A:
         495  5.000%, 7/01/16 - MBIA Insured                              7/14 at 100.00       AAA     555,979
       1,000  5.000%, 7/01/23 - MBIA Insured                              7/14 at 100.00       AAA   1,066,935
--------------------------------------------------------------------------------------------------------------
    $ 86,615 Total Long-Term Investments (cost $89,195,845) - 100.4%                                95,927,704
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (0.4)%                                                  (341,920)
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $95,585,784
             ------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
        (WI)  Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

----
14

Statement of Assets and Liabilities
February 29, 2004


                                                                                                          Massachusetts
---------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $106,180,241 and $89,195,845, respectively)                            $113,049,920
Cash                                                                                                           568,137
Receivables:
  Interest                                                                                                   1,195,733
  Investments sold                                                                                                  --
  Shares sold                                                                                                  104,091
Other assets                                                                                                       460
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                            114,918,341
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                      1,172,089
  Shares redeemed                                                                                               44,925
Accrued expenses:
  Management fees                                                                                               49,001
  12b-1 distribution and service fees                                                                           17,002
  Other                                                                                                         50,724
Dividends payable                                                                                              380,416
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                         1,714,157
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                 $113,204,184
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                $ 28,719,836
Shares outstanding                                                                                           2,835,783
Net asset value per share                                                                                 $      10.13
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price) $      10.57
---------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                $  7,976,252
Shares outstanding                                                                                             785,744
Net asset value and offering price per share                                                              $      10.15
---------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                $ 11,025,452
Shares outstanding                                                                                           1,095,801
Net asset value and offering price per share                                                              $      10.06
---------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                $ 65,482,644
Shares outstanding                                                                                           6,479,408
Net asset value and offering price per share                                                              $      10.11
---------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                           $106,508,594
Undistributed (Over-distribution of) net investment income                                                    (122,685)
Accumulated net realized gain (loss) from investments                                                          (51,404)
Net unrealized appreciation of investments                                                                   6,869,679
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                 $113,204,184
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          Massachusetts
                                                                                                                Insured
------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $106,180,241 and $89,195,845, respectively)                              $95,927,704
Cash                                                                                                            445,785
Receivables:
  Interest                                                                                                    1,054,667
  Investments sold                                                                                              516,159
  Shares sold                                                                                                     5,770
Other assets                                                                                                        415
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                             97,950,500
------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                       1,926,919
  Shares redeemed                                                                                                31,470
Accrued expenses:
  Management fees                                                                                                41,236
  12b-1 distribution and service fees                                                                            16,037
  Other                                                                                                          40,317
Dividends payable                                                                                               308,737
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                         2,364,716
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  $95,585,784
------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                  $21,179,340
Shares outstanding                                                                                            1,975,012
Net asset value per share                                                                                   $     10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)   $     11.19
------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                  $ 7,182,931
Shares outstanding                                                                                              669,250
Net asset value and offering price per share                                                                $     10.73
------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                  $12,879,173
Shares outstanding                                                                                            1,202,031
Net asset value and offering price per share                                                                $     10.71
------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                  $54,344,340
Shares outstanding                                                                                            5,056,009
Net asset value and offering price per share                                                                $     10.75
------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                                             $88,682,239
Undistributed (Over-distribution of) net investment income                                                       (3,439)
Accumulated net realized gain (loss) from investments                                                           175,125
Net unrealized appreciation of investments                                                                    6,731,859
------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                  $95,585,784
------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
15

Statement of Operations
Year Ended February 29, 2004

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $5,615,951     $4,861,366
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           596,651        530,374
12b-1 service fees - Class A                                               48,763         43,376
12b-1 distribution and service fees - Class B                              76,088         65,004
12b-1 distribution and service fees - Class C                              80,138         96,548
Shareholders' servicing agent fees and expenses                            87,853         71,317
Custodian's fees and expenses                                              42,994         42,843
Trustees' fees and expenses                                                 1,845          1,960
Professional fees                                                          10,909         12,754
Shareholders' reports - printing and mailing expenses                      41,601         32,645
Federal and state registration fees                                         7,466          5,308
Other expenses                                                              5,866          5,530
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              1,000,174        907,659
  Custodian fee credit                                                     (8,514)        (7,445)
-------------------------------------------------------------------------------------------------
Net expenses                                                              991,660        900,214
-------------------------------------------------------------------------------------------------
Net investment income                                                   4,624,291      3,961,152
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                        674,437        314,346
Net change in unrealized appreciation (depreciation) of investments     1,045,857      1,167,671
-------------------------------------------------------------------------------------------------
Net gain from investments                                               1,720,294      1,482,017
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $6,344,585     $5,443,169
-------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
16

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------   -------------------------
                                                           Year Ended     Year Ended    Year Ended   Year Ended
                                                              2/29/04        2/28/03       2/29/04      2/28/03
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $4,624,291   $  4,824,167  $  3,961,152  $ 3,929,596
Net realized gain from investments                           674,437         21,810       314,346       60,192
Net change in unrealized appreciation (depreciation)       1,045,857
 of investments                                                           2,514,352     1,167,671    1,910,773
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 6,344,585      7,360,329     5,443,169    5,900,561
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                  (1,038,859)      (980,471)     (906,765)    (899,844)
 Class B                                                    (285,132)      (284,972)     (233,286)    (185,734)
 Class C                                                    (401,677)      (325,057)     (462,723)    (354,915)
 Class R                                                  (2,937,454)    (3,302,834)   (2,383,340)  (2,605,765)
From accumulated net realized gains from investments:
 Class A                                                          --             --            --      (56,464)
 Class B                                                          --             --            --      (15,320)
 Class C                                                          --             --            --      (27,619)
 Class R                                                          --             --            --     (141,887)
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,663,122)    (4,893,334)   (3,986,114)  (4,287,548)
---------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                          13,217,484     10,234,110    10,270,132   21,403,674
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                             2,915,906      3,094,840     2,642,834    2,871,122
---------------------------------------------------------------------------------------------------------------
                                                          16,133,390     13,328,950    12,912,966   24,274,796
Cost of shares redeemed                                  (10,641,457)   (11,878,339)  (17,789,081)  (8,085,124)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                              5,491,933      1,450,611    (4,876,115)  16,189,672
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      7,173,396      3,917,606    (3,419,060)  17,802,685
Net assets at the beginning of year                      106,030,788    102,113,182    99,004,844   81,202,159
---------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $113,204,184   $106,030,788  $ 95,585,784  $99,004,844
---------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $   (122,685)  $    (67,272) $     (3,439) $    21,494
---------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2004, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,172,089 and $1,926,919, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 29, 2004, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


----
18

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 29, 2004, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 29, 2004.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
19

2. Fund Shares

Transactions in Fund shares were as follows:

                                                 Massachusetts
                              --------------------------------------------------
                                     Year Ended                 Year Ended
                                       2/29/04                    2/28/03
                              ------------------------   ------------------------
                                   Shares         Amount      Shares        Amount
-----------------------------------------------------------------------------------
Shares sold:
  Class A                        919,213   $  9,089,174     352,432  $  3,446,905
  Class B                         80,407        798,706     179,831     1,762,258
  Class C                        238,318      2,350,983     378,252     3,690,773
  Class R                         98,437        978,621     136,714     1,334,174
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         59,558        591,278      58,321       570,405
  Class B                          9,798         97,474      10,120        99,195
  Class C                         18,770        185,180      15,196       147,802
  Class R                        206,089      2,041,974     233,497     2,277,438
-----------------------------------------------------------------------------------
                               1,630,590     16,133,390   1,364,363    13,328,950
-----------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (322,162)    (3,195,793)   (270,871)   (2,656,561)
  Class B                       (106,996)    (1,061,291)    (61,677)     (597,147)
  Class C                       (139,536)    (1,371,432)    (97,886)     (952,368)
  Class R                       (506,479)    (5,012,941)   (787,257)   (7,672,263)
-----------------------------------------------------------------------------------
                              (1,075,173)   (10,641,457) (1,217,691)  (11,878,339)
-----------------------------------------------------------------------------------
Net increase (decrease)          555,417   $  5,491,933     146,672  $  1,450,611
-----------------------------------------------------------------------------------

                                            Massachusetts Insured
                              ------------------------------------------------
                                     Year Ended               Year Ended
                                       2/29/04                  2/28/03
                              ------------------------  ----------------------
                                   Shares        Amount     Shares       Amount
-------------------------------------------------------------------------------
Shares sold:
  Class A                        445,067  $  4,701,266    871,889  $ 9,082,915
  Class B                        117,807     1,241,485    263,693    2,765,547
  Class C                        283,623     2,983,902    695,410    7,242,865
  Class R                        127,119     1,343,479    221,668    2,312,347
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         52,825       553,240     56,141      583,159
  Class B                          6,232        65,306      5,595       58,162
  Class C                         28,067       293,619     22,479      233,386
  Class R                        164,906     1,730,669    191,978    1,996,415
-------------------------------------------------------------------------------
                               1,225,646    12,912,966  2,328,853   24,274,796
-------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (724,373)   (7,607,133)  (364,166)  (3,785,154)
  Class B                        (57,628)     (599,368)   (11,003)    (115,845)
  Class C                       (337,695)   (3,491,858)   (63,878)    (667,217)
  Class R                       (583,984)   (6,090,722)  (337,926)  (3,516,908)
-------------------------------------------------------------------------------
                              (1,703,680)  (17,789,081)  (776,973)  (8,085,124)
-------------------------------------------------------------------------------
Net increase (decrease)         (478,034) $ (4,876,115) 1,551,880  $16,189,672
-------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 29, 2004, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $29,205,131   $34,570,178
                Sales and maturities    23,640,195    35,818,870
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 29, 2004, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $106,125,949   $89,106,654
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2004, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    -----------------------------------------------------------------------
    Gross unrealized:
     Appreciation                                 $7,156,225     $6,821,050
     Depreciation                                   (232,254)            --
    -----------------------------------------------------------------------
    Net unrealized appreciation of investments    $6,923,971     $6,821,050
    -----------------------------------------------------------------------


----
20

The tax components of undistributed net investment income and net realized gains at February 29, 2004, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income            $202,468      $215,448
     Undistributed net ordinary income*                  906           622
     Undistributed net long-term capital gains            --       175,125
     ---------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
   2004                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,683,669    $3,997,908
   Distributions from net ordinary income*                   --        27,047
   Distributions from net long-term capital gains            --            --
   --------------------------------------------------------------------------

                                                                Massachusetts
   2003                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,906,445    $4,021,282
   Distributions from net ordinary income*                   --            --
   Distributions from net long-term capital gains            --       240,601
   --------------------------------------------------------------------------

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 29, 2004, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2009                 $27,568
                           2010                      --
                           2011                  23,836
                         ------------------------------
                         Total                  $51,404
                         ------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.


----
21

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 29, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $84,435       $75,817
       Paid to authorized dealers (unaudited)        72,991        65,404
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)       $46,303       $78,445
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2004, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $92,595       $97,361
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2004, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)       $22,777       $15,852
             -----------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2004 to shareholders of record on March 9, 2004, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0340        $.0350
                  Class B                   .0280         .0285
                  Class C                   .0295         .0300
                  Class R                   .0355         .0365
                -----------------------------------------------


----
22

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                     Investment Operations       Less Distributions
                                                  ---------------------------  ----------------------


MASSACHUSETTS


                                                                   Net
                                                             Realized/
                                                            Unrealized
                                        Beginning       Net    Invest-             Net                 Ending
                                              Net   Invest-       ment         Invest-                    Net
                                            Asset      ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                  Value Income(a)     (Loss)   Total  Income    Gains  Total  Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                      $ 9.98      $.42      $ .16  $ .58    $(.43)     $-- $(.43) $10.13      5.95%
 2003                                        9.75       .45        .24    .69     (.46)      --  (.46)   9.98      7.27
 2002                                        9.70       .48        .07    .55     (.50)      --  (.50)   9.75      5.86
 2001                                        9.26       .50        .44    .94     (.50)      --  (.50)   9.70     10.34
 2000                                       10.07       .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)
Class B (3/97)
 2004                                       10.01       .35        .15    .50     (.36)      --  (.36)  10.15      5.07
 2003                                        9.77       .38        .25    .63     (.39)      --  (.39)  10.01      6.58
 2002                                        9.72       .41        .06    .47     (.42)      --  (.42)   9.77      4.96
 2001                                        9.28       .43        .44    .87     (.43)      --  (.43)   9.72      9.60
 2000                                       10.10       .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)
Class C (10/94)
 2004                                        9.92       .37        .14    .51     (.37)      --  (.37)  10.06      5.31
 2003                                        9.69       .40        .24    .64     (.41)      --  (.41)   9.92      6.73
 2002                                        9.64       .43        .06    .49     (.44)      --  (.44)   9.69      5.20
 2001                                        9.20       .44        .45    .89     (.45)      --  (.45)   9.64      9.89
 2000                                       10.02       .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)
Class R (12/86)
 2004                                        9.96       .44        .16    .60     (.45)      --  (.45)  10.11      6.16
 2003                                        9.73       .47        .24    .71     (.48)      --  (.48)   9.96      7.59
 2002                                        9.67       .50        .07    .57     (.51)      --  (.51)   9.73      5.96
 2001                                        9.24       .52        .43    .95     (.52)      --  (.52)   9.67     10.58
 2000                                       10.05       .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS                                             -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                   $28,720      .94%    4.25%      .94%    4.25%      .93%    4.25%        22%
 2003                                    21,751      .95     4.62       .95     4.62       .94     4.63         14
 2002                                    19,878      .94     4.96       .94     4.96       .93     4.97         16
 2001                                    18,433      .99     5.23       .95     5.27       .94     5.29         13
 2000                                    16,814      .98     5.15       .96     5.17       .94     5.19         15
Class B (3/97)
 2004                                     7,976     1.68     3.49      1.68     3.49      1.68     3.50         22
 2003                                     8,031     1.70     3.87      1.70     3.87      1.69     3.88         14
 2002                                     6,588     1.69     4.21      1.69     4.21      1.68     4.22         16
 2001                                     4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                                     3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
Class C (10/94)
 2004                                    11,025     1.48     3.69      1.48     3.69      1.48     3.70         22
 2003                                     9,703     1.50     4.07      1.50     4.07      1.49     4.08         14
 2002                                     6,614     1.49     4.42      1.49     4.42      1.48     4.42         16
 2001                                     6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                                     4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
Class R (12/86)
 2004                                    65,483      .73     4.45       .73     4.45       .72     4.45         22
 2003                                    66,545      .75     4.83       .75     4.83       .74     4.84         14
 2002                                    69,034      .74     5.16       .74     5.16       .73     5.17         16
 2001                                    68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                                    66,055      .78     5.33       .76     5.35       .74     5.37         15
-------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
23

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                      Investment Operations        Less Distributions
                                                   ---------------------------  -----------------------


MASSACHUSETTS INSURED


                                                                    Net
                                                              Realized/
                                                             Unrealized
                                         Beginning       Net    Invest-             Net                  Ending
                                               Net   Invest-       ment         Invest-                     Net
                                             Asset      ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                       $10.54      $.43      $ .19  $ .62    $(.44)   $  --  $(.44) $10.72      6.03%
 2003                                        10.36       .45        .23    .68     (.47)    (.03)  (.50)  10.54      6.74
 2002                                        10.30       .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77       .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59       .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)
Class B (3/97)
 2004                                        10.55       .35        .19    .54     (.36)      --   (.36)  10.73      5.24
 2003                                        10.37       .38        .23    .61     (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31       .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78       .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59       .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)
Class C (9/94)
 2004                                        10.53       .37        .19    .56     (.38)      --   (.38)  10.71      5.43
 2003                                        10.35       .40        .22    .62     (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28       .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75       .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56       .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)
Class R (12/86)
 2004                                        10.56       .45        .20    .65     (.46)      --   (.46)  10.75      6.30
 2003                                        10.38       .48        .22    .70     (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31       .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78       .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59       .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS INSURED                            -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2004                                    $21,179      .93%    4.11%      .93%    4.11%      .92%    4.12%        36%
 2003                                     23,212      .93     4.36       .93     4.36       .92     4.38         18
 2002                                     16,970      .95     4.78       .95     4.78       .92     4.81         23
 2001                                     14,669     1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                     11,984     1.01     4.99      1.01     4.99      1.00     5.00         10
Class B (3/97)
 2004                                      7,183     1.68     3.37      1.68     3.37      1.67     3.37         36
 2003                                      6,361     1.68     3.59      1.68     3.59      1.67     3.61         18
 2002                                      3,574     1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                      2,308     1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                      1,550     1.76     4.23      1.76     4.23      1.75     4.24         10
Class C (9/94)
 2004                                     12,879     1.48     3.56      1.48     3.56      1.47     3.57         36
 2003                                     12,935     1.48     3.79      1.48     3.79      1.47     3.81         18
 2002                                      5,940     1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                      1,667     1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                      1,355     1.56     4.42      1.56     4.42      1.55     4.43         10
Class R (12/86)
 2004                                     54,344      .73     4.31       .73     4.31       .72     4.32         36
 2003                                     56,496      .73     4.58       .73     4.58       .72     4.59         18
 2002                                     54,719      .75     4.98       .75     4.98       .73     5.00         23
 2001                                     53,878      .85     5.12       .85     5.12       .84     5.13          8
 2000                                     51,039      .81     5.17       .81     5.17       .80     5.19         10
--------------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
24

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 21, 2004


----
25

                                     Notes

----
26

                                     Notes

----
27

                                     Notes

----
28

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       144
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        144
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         144
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          144
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; formerly, Director, Federal Reserve
                                                         Bank of Chicago; formerly, President and
                                                         Chief Operating Officer, SCI Financial
                                                         Group, Inc., a regional financial services
                                                         firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*       Trustee             1994     Retired, formerly, Executive Director (since       144
1/26/33                                                  1998) of Manitoga/Center for Russel Wright's
333 W. Wacker Drive                                      Design with Nature; prior thereto, President
Chicago, IL 60606                                        and Chief Executive Officer of Blanton-Peale
                                                         Institute (since 1990); prior thereto, Vice
                                                         President, Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick*         Trustee             1992     Professor Emeritus, School of Medicine and         144
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.

----
29

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or  Including other Directorships                  Overseen by
and Address           the Funds      Appointed(2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand* Trustee            1992     Retired; previously, Vice President in             144
11/11/31                                          charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                               Sales at The Northern Trust Company.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Peter R. Sawers*      Trustee            1991     Adjunct Professor of Business and Economics,       144
4/3/33                                            University of Dubuque, Iowa; formerly
333 W. Wacker Drive                               (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                 Graduate School of Management, Lake Forest,
                                                  Illinois; prior thereto, Executive Director,
                                                  Towers Perrin Australia, a management
                                                  consulting firm; Chartered Financial
                                                  Analyst; Certified Management Consultant;
                                                  Director, Executive Service Corps of
                                                  Chicago, a not-for-profit organization.


-------------------------------------------------------------------------------------------------------------
William J. Schneider  Trustee            1997     Senior Partner and Chief Operating Officer,        144
9/24/44                                           Miller-Valentine Group, Vice President,
333 W. Wacker Drive                               Miller-Valentine Realty, a development and
Chicago, IL 60606                                 contract company; Chair, Miami Valley
                                                  Hospital; Chair, Miami Valley Economic
                                                  Development Coalition; formerly, Member,
                                                  Community Advisory Board, National City
                                                  Bank, Dayton, Ohio and Business Advisory
                                                  Council, Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale   Trustee            1997     Executive Director, Gaylord and Dorothy            144
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Sheila W. Wellington* Trustee            1994     Clinical Professor of Management, Stern/NYU        144
2/24/32                                           Business School (since 2003); formerly,
333 W. Wacker Drive                               President (since 1993) of Catalyst (a
Chicago, IL 60606                                 not-for-profit organization focusing on
                                                  women's leadership development in business
                                                  and the professions).


-------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:

-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief              1988     Managing Director (since 2002), Assistant          144
9/9/56                Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Inc.; Assistant
                                                  Secretary of Nuveen Investments, Inc. (since
                                                  1994); Assistant Secretary of NWQ Investment
                                                  Management Company, LLC (since 2002); Vice
                                                  President and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President     2000     Vice President (since 2002), formerly,             144
2/3/66                and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive   Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.

----
30

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First                                                Fund Complex
Birthdate             Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President     1999     Vice President (since 2002), formerly,             128
11/10/66                                          Assistant Vice President (since 1997), of
333 W. Wacker Drive                               Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                 portfolio manager of Flagship Financial
                                                  Inc.; Chartered Financial Analyst and
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999     Vice President of Nuveen Investments, LLC          144
11/28/67              and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                               President (since 1997); Vice President and
Chicago, IL 60606                                 Treasurer of Nuveen Investments, Inc. (since
                                                  1999); Vice President and Treasurer of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp (since 1999);
                                                  Vice President and Treasurer of Nuveen Asset
                                                  Management, Inc. (since 2002) and of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Assistant Treasurer of NWQ Investment
                                                  Management Company, LLC (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            144
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          144
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Managing Director (since 2004) formerly,           144
10/24/45                                          Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                               Managing Director (since 2004) formerly,
Chicago, IL 60606                                 Vice President (since 1998) of Nuveen
                                                  Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           144
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              144
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President     1988     Vice President of Nuveen Advisory Corp.;           128
7/5/55                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Steven J. Krupa       Vice President     1990     Vice President of Nuveen Advisory Corp.            128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              144
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           144
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First                                                Fund Complex
Birthdate               Held with           Elected or  Principal Occupation(s)                        Overseen by
and Address             the Funds          Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1988     Vice President, Assistant Secretary and            144
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1998) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investments
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------------
John V. Miller          Vice President         2003     Vice President (since 2003) previously,            128
4/10/67                                                 Assistant Vice President (since 1999), prior
333 W. Wacker Drive                                     thereto, credit analyst (since 1996) of
Chicago, IL 60606                                       Nuveen Advisory Corp.; Chartered Financial
                                                        Analyst.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since 2002) of Nuveen           144
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         1999     Vice President (since 2002), formerly,             128
9/4/60                                                  Assistant Vice President (since 1998), of
333 W. Wacker Drive                                     Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Daniel S. Solender      Vice President         2003     Vice President of Nuveen Advisory Corp.            128
10/27/65                                                (since 2003); previously, Principal and
333 W. Wacker Drive                                     portfolio manager with The Vanguard Group
Chicago, IL 60606                                       (1999-2003); prior thereto, Assistant Vice
                                                        President of the Nuveen Advisory Corp.;
                                                        Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1982     Vice President of Nuveen Advisory Corp. and        128
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

*  Trustee will be retiring on June 30, 2004.
(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


   Fund Manager          Legal Counsel              Transfer Agent and
   Nuveen Advisory Corp. Chapman and Cutler LLP     Shareholder Services
   333 West Wacker Drive Chicago, IL                Boston Financial
   Chicago, IL 60606                                Data Services, Inc.
                         Independent Auditors       Nuveen Investor Services
                         PricewaterhouseCoopers LLP P.O. Box 8530
                         Chicago, IL                Boston, MA 02266-8530
                                                    (800) 257-8787
                         Custodian
                         State Street Bank & Trust
                         Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.



================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

--------------------------------------------------------------------------------



                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $100 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-MA-0204D

                           PART C--OTHER INFORMATION




Item 22: Exhibits.



a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated
    October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No.
    333-14729) and incorporated herein by reference thereto.
a.3 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Registration Statement on Form N-1A (File
    No. 333-14729) and incorporated herein by reference thereto.
a.5 Certificate of Amendment to Declaration of Trust dated June 28, 2000. Filed as Exhibit a.5 to Post-
    Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-14729)
    and incorporated herein by reference thereto.
a.6 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated June 28, 2000.
    Filed as Exhibit a.6 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
b.  By-Laws of Registrant. Filed as Exhibit b to Post-Effective Amendment No. 9 to Registrant's Registration
    Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
c.  Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.1 Investment Management Agreement between Registrant and Nuveen Advisory Corp. Filed as Exhibit 5 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.2 Amendment and Renewal of Investment Management Agreement dated June 1, 2000. Filed as Exhibit d.1 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-
    14729) and incorporated herein by reference thereto.
d.3 Renewal of Investment Management Agreement dated May 15, 2003. Filed herewith.
e.1 Distribution Agreement between Registrant and John Nuveen & Co. Incorporated. Filed as Exhibit 6 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
e.2 Renewal of Distribution Agreement dated July 31, 2003. Filed herewith.
e.3 Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement. Filed herewith.
f.  Not applicable.
g.  Custodian Agreement between Registrant and State Street Bank and Trust Company. Filed as Exhibit g to
    Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration Statement on Form N-1A
    (file No. 333-14725) and incorporated herein by reference thereto.
h.  Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.
    Filed as Exhibit h to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration
    Statement on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
i.  Opinion of Morgan, Lewis & Bockius LLP. Filed herewith
j.  Consent of Pricewaterhouse Coopers LLP, Independent Public Accountants. Filed herewith.
k.  Not applicable.

l.  Not applicable.
m.  Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
    and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
    Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
n.  Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration
    Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
o.  Not applicable
p.  Code of Ethics and Reporting Requirements. Filed herewith.
q.1 Original Powers of Attorney for all of Registrant's Trustees authorizing, among others, Gifford R.
    Zimmerman and Alan G. Berkshire to execute the Registration Statement on his or her behalf. Filed as
    Exhibit 99(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A
    (File No. 333-14729) and incorporated by reference thereto.
q.2 Original Powers of Attorney for certain of Registrant's Trustees authorizing, among others, Gifford R.
    Zimmerman and Jessica R. Droeger to execute the Registration Statement on his or her behalf. Filed as
    Exhibit q to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration Statement on
    Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
q.3 Original Power of Attorney for William C. Hunter. Filed herewith.
r.  Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney. Filed herewith.



Item 23: Persons Controlled by or Under Common Control with Registrant

Not applicable.


Item 24: Indemnification

Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

   (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

   (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

   (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

       (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

       (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

   (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

   (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------


The Trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $50,000,000 (with a maximum deductible of $1,000,000, which does not apply to individual Trustees or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).



Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to the officers, Trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or Trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, Trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Item 25: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium

Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund and Nuveen Municipal High Income Opportunity Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Advisory Corp. ("NAC") and Nuveen Institutional Advisory Corp. ("NIAC") appears below:



                                                    Other Business Profession, Vocation or
Name and Position with NAC & NIAC                   Employment During Past Two Years
---------------------------------                   --------------------------------------
John P. Amboian, President.........................   President and Director, formerly
                                                      Executive Vice President of
                                                      Nuveen Investments, Inc., Nuveen
                                                      Investments, LLC, Nuveen
                                                      Institutional Advisory Corp. and
                                                      Nuveen Asset Management, Inc.;
                                                      and Executive Vice President and
                                                      Director of Rittenhouse Asset
                                                      Management, Inc.
Alan G. Berkshire, Senior Vice President, Secretary   Senior Vice President (since
                                                      1999), formerly, Vice President,
                                                      and General Counsel (since
                                                      1997), and Secretary (since 1998)
                                                      of Nuveen Investments, Inc.,
                                                      Nuveen Investments, LLC, and
                                                      Nuveen Asset Management, Inc.;
                                                      Vice President (since 1997) and
                                                      Secretary (since 1998) of Nuveen
                                                      Institutional Advisory Corp.;
                                                      Senior Vice President, Secretary
                                                      and General Counsel (since 2001)
                                                      of Rittenhouse Asset Management,
                                                      Inc.
Margaret E. Wilson, Senior Vice President, Finance.   Senior Vice President, Finance, of
                                                      Nuveen Investments, Inc., Nuveen
                                                      Investments, LLC, and Nuveen
                                                      Institutional Advisory Corp.



Item 26: Principal Underwriters

(a) Nuveen Investments ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust, and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen

Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio

Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Tax-Advantaged Total Return Fund and Nuveen Floating Rate Income Fund.


(b)

Name and Principal      Positions and Offices         Positions and Offices
Business Address        with Underwriter              with Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger Chairman of the Board,        Chairman of the Board
333 West Wacker Drive   Chief Executive Officer       and Trustee
Chicago, Illinois 60606 and Director

John P. Amboian         President                     None
333 West Wacker Drive
Chicago, IL 60606

William Adams IV        Executive Vice President      None
333 West Wacker Drive
Chicago, Illinois 60606
Alan G. Berkshire       Senior Vice President,        None
333 West Wacker Drive   Secretary and General Counsel
Chicago, IL 60606

Robert K. Burke         Vice President                None
333 West Wacker Drive
Chicago, IL 60606

Peter H. D'Arrigo       Vice President and Treasurer  Vice President and Treasurer
333 West Wacker Drive
Chicago, IL 60606

Jessica R. Droeger      Vice President, Assistant     Vice President and Secretary
333 West Wacker Drive   General Counsel and
Chicago, IL 60606       Assistant Secretary

Stephen D. Foy          Vice President                Vice President and
333 West Wacker Drive                                 Controller
Chicago, Illinois 60606

Name and Principal      Positions and Offices         Positions and Offices
Business Address        with Underwriter              with Registrant
----------------------------------------------------------------------------------

Robert B. Kuppenheimer  Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606

Larry W. Martin         Vice President, Assistant     Vice President and
333 West Wacker Drive   General Counsel and Assistant Assistant Secretary
Chicago, Illinois 60606 Secretary

Paul C. Williams        Vice President                None
333 West Wacker Drive
Chicago, Illinois 60606

Margaret E. Wilson      Senior Vice President Finance None
333 West Wacker Drive
Chicago, Illinois 60606

Gifford R. Zimmerman    Managing Director and         Chief Administrative Officer
333 West Wacker Drive   Assistant Secretary
Chicago, Illinois 60606


(c) Not applicable.


Item 27: Location of Accounts and Records


Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of Trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.



State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or State Street Bank and Trust Company.


Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.


Item 28: Management Services

Not applicable.


Item 29: Undertakings

Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all the requirements for effectiveness under paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of June, 2004.


                                          NUVEEN MULTISTATE TRUST II

                                                /S/  JESSICA R. DROEGER
                                          ______________________________________
                                             Jessica R. Droeger, Vice President
                                                       and Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                        Title                                Date
          ---------                        -----                                ----
     /S/  STEPHEN D. FOY       Vice President and Controller               June 28, 2004
--------------------------       (Principal Financial and
       Stephen D. Foy            Accounting Officer)
  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer
--------------------------       (Principal Executive
    Gifford R. Zimmerman         Officer)

   Timothy R. Schwertfeger     Chairman of the Board and      )
                                 Trustee                      )
      Robert P. Bremner        Trustee                        )
      Lawrence H. Brown        Trustee                        )
        Jack B. Evans          Trustee                        )
      William C. Hunter        Trustee                        )   By   /s/  JESSICA R. DROEGER
                                                              )       ----------------------
    Anne E. Impellizzeri       Trustee                        )          Jessica R. Droeger
     Willian L. Kissick        Trustee                        )           Attorney-in-Fact
    Thomas E. Leafstrand       Trustee                        )            June 28, 2004
       Peter R. Sawers         Trustee                        )
    William J. Schneider       Trustee                        )
     Judith M. Stockdale       Trustee                        )
    Sheila W. Wellington       Trustee                        )



An original power of attorney authorizing, among others, Gifford R. Zimmerman and Jessica R. Droeger to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                                      Exhibit
----                                                                                      -------

Renewal of Investment Management Agreement dated May 15, 2003.                              d.3

Renewal of Distribution Agreement dated July 31, 2003.                                      e.2

Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.         e.3

Opinion of Morgan, Lewis & Bockius LLP.                                                     i

Consent of Pricewaterhouse Coopers LLP from our Independent Registered Public Accounting
  Firm.                                                                                     j

Code of Ethics and Reporting Requirements.                                                  p

Original Power of Attorney for William C. Hunter.                                           q.3

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of
  attorney.                                                                                 r